As filed with the Securities and Exchange Commission on June 2, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

Annual Report

March 31, 2017

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration

Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Strategic Commodity Fund

DBCMX (I-share)

DLCMX (N-share)

DoubleLine Global Bond Fund

DBLGX (I-share)

DLGBX (N-share)

DoubleLine Infrastructure Income Fund

BILDX (I-share)

BILTX (N-share)

DoubleLine Ultra Short Bond Fund

DBULX (I-share)

DLUSX (N-share)

DoubleLine Shiller Enhanced International CAPE®

DSEUX (I-share)

DLEUX (N-share)

DoubleLine Capital LP DoubleLine Alternatives LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2017	3

President’s Letter	(Unaudited) March 31, 2017

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2017. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2017

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) March 31, 2017

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended March 31, 2017, the Bloomberg Barclays U.S. MBS Index returned 0.17%, with its duration extending from 3.06 to 4.97 years. During the period, U.S. Treasury yields increased across the curve, with 2-year yields increasing by about 0.53% to 1.26% and 10-year yields increasing by about 0.62% to 2.39%. In aggregate, prepayment speeds declined year-over-year (YoY), mostly due to the selloff in rates towards the end of the year. Despite this, 2016 as a whole showed higher prepayment activity relative to 2015 due to 30-year mortgage rates (based on Freddie Mac 30-year U.S. Commitment Rates) nearing their historic lows during the summer months. Not surprisingly, as a result of the lower rate environment in the middle of 2016, overall refinancing activity, as measured by Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted, generally was at local highs. Additionally, overall housing turnover increased, with purchase activity reaching levels not seen since late 2009 according to the MBA Purchase Index Seasonally-Adjusted. As a result of higher prepayment speeds for most of 2016, there was higher total gross Agency MBS issuance relative to 2015 by about 17%. Current coupon spreads against 5-year and 10-year U.S. Treasuries tightened as demand by both domestic banks and overseas investors increased for the period, with the Federal Reserve (Fed) continuing to reinvest paydowns of mortgages on its balance sheet.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended March 31, 2017, non-Agency MBS spreads continued to tighten since the February 2016 widening in spreads. The tightening in non-Agency MBS spreads occurred in conjunction with a tightening in credit spreads in general (including for Investment Grade Corporate, High Yield (HY), and Structured Products). Contributing to the spread tightening is an improvement in housing fundamentals, primarily home price appreciation and the technicals of the non-Agency MBS market, where no new securities have been created since the financial crisis, leading to a supply and demand imbalance.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended March 31, 2017, new issue CMBS spreads tightened alongside broader credit and equity indices. While the first quarter of 2016 saw meaningful widening on low oil prices and macro uncertainty, the fourth quarter of 2016 and the first quarter of 2017 saw meaningful tightening in credit, largely led by a risk-on sentiment post-election. The Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned 0.59%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 0.44%. For the period, 10-year AAA last cash flows (LCFs) tightened by 0.34% to 0.94% over swaps, while BBB- bonds tightened by 2.25% to 4.40% over swaps. On the new issue front, private label CMBS issuance was down 22% year-over-year (YoY) as issuers grappled with how best to implement the relatively new risk retention rules while facing increased competition from private capital lenders. $45.7 billion in new issuance priced during the 12-month reporting period compared to $58.1 billion from April 2015 through March 2016. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans has moved higher in 11 of the 13 month-period ended March 31, 2017 and ended the period at 5.37%, 1.15% higher YoY, as 10-year loans originated in 2006/2007 face difficulty refinancing at maturity.

•	Emerging Markets (EM) Debt

For the 12-month period ended March 31, 2017, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year, respectively, posted high single-digit returns. Improved commodity prices, dissipating concerns of policy instability in China, and rising global growth data, led credit spreads across both the sovereign and corporate index to tighten. High Yield (HY) credits outperformed their Investment Grade counterparts due to improved risk sentiment over the period.

•	International Sovereign

For the 12-month period ended March 31, 2017, the Citi World Government Bond Index (WGBI) fell -3.65% driven by both rising global yields and foreign exchange (FX) devaluation relative to the USD. Global government yields generally rose over the period on improving economic data, firming inflation expectations globally and concerns about potentially reduced monetary accommodation from central banks going forward.

Annual Report	March 31, 2017	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2017

•	Investment Grade (IG) Credit

For the 12-month period ended March 31, 2017, investment grade credit, as measured by the Bloomberg Barclays U.S. Credit Index, recorded a total return of 2.96% and an excess return over duration-matched U.S. Treasuries of 4.60%, with spreads tightening by 0.43%, from 1.55% over U.S. Treasuries to 1.12%. The largest outperformance came from the Energy and Metals and Mining sectors. Energy was up 11.42% and Metals and Mining was up 17.02%. The worst performing sectors were Tobacco and Supra-nationals, down 0.3% and 0.21%, respectively. The new issue market during this period was very active with $1.5 billion of gross new issuance.

•	Bank Loans

For the 12-month period ended March 31, 2017, the S&P/LSTA Leverage Loan Index returned 9.72%. There was notable outperformance at the lower end of the credit quality spectrum, as the CCC subindex rose 36% compared to returns of 10% for the single-B subindex and 6% for the BB subindex. Commodity-related sectors showed the strongest performance, with returns of 60% for Oil & Gas and 59% for Nonferrous Metals-Minerals. The weighted-average bid price of the S&P/LSTA Leverage Loan Index ended the period at 98.22, up significantly from 91.51 in March 2016. The default rate by principal amount declined from 1.75% in March 2016 to 1.49% at the end of the period.

•	U.S. High Yield

For the 12-month period ended March 31, 2017, the Citi High-Yield Cash-Pay Capped Index returned 16.33%. Bonds with lower credit ratings far outpaced those with higher ratings, with CCC-rated issues returning 33.45%, while BB- and B-rated rated issues returned 14.34%. For the period, notable outperformers by industry were commodity-related and included Energy, Metals & Mining and Industrials. The underperforming sectors over the period were Pharmaceuticals, Textiles and Retail.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ending March 31, 2017, CLO issuance was $81.4 billion, largely due to a rebound from the beginning of the period through the end of 2016, totaling $64 billion. The most active quarter of issuance was during the fourth quarter of 2016 as the Dodd-Frank Risk Retention rule’s effective date of December 24, 2016 approached. Issuance for the first quarter of 2017 started off slowly as the market was still absorbing all the supply from the fourth quarter of 2016. Risk Retention went effective on December 24, 2016 so all deals issued afterward will have to comply with Risk Retention rules. After a slow January 2017 issuance, managers issued more deals in February. In total, the period ended with $17.38 billion in issuance. Coming off the volatility in spreads at the beginning of the period, spreads compressed and ended the period near the all-time tightest spreads across the capital stack. Refinancing activity has also been at historically high levels as managers are trying to bring down their cost of debt and take advantage of the tighter spreads during the period.

•	Global Equities

For the 12-month period ended March 31, 2017, Global Equities, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI ACWI), was up 15.70%. U.S. equities performed better with the S&P 500® Index returning 17.17% during the period. European equities outperformed the broader market, with the Eurostoxx 50 Index returning 21.42%. Asian equity markets posted positive returns, with Japanese equities, as measured by the Nikkei 225 Index, up 14.87%, and Chinese equities, as measured by the Shanghai Composite Index, up 9.50%. EM equities, as measured by the MSCI Emerging Markets Index (MSCI EM), outperformed the broader market, up 17.63% over the period.

•	Commodities

For the 12-month period ended March 31, 2017, the commodity market rallied by 8.01% and 8.28%, as measured by the S&P Goldman Sachs Commodity Index (GSCI) and the Bloomberg Commodity Index (BCOM), respectively. The Industrial Metals sector was the best performer over this period, gaining 25.50% as fears of a global recession were found to be untrue. The Energy sector rallied 13.26% as prices recovered from large declines caused by a supply glut in early 2016. The Precious Metals sector, which returned 1.34% was mixed as Gold declined by 0.30% while Silver rallied 15.54%. The Agriculture sector declined by 5.74% as Wheat and Kansas Wheat declined significantly, with returns of -22.92% and -26.82%, respectively. The Livestock sector fell 6.18% with Lean Hogs, Live Cattle and Feeder Cattle all declining by 16.17%, 0.52% and 5.73%, respectively.

6	DoubleLine Funds Trust

(Unaudited) March 31, 2017

•	Infrastructure Debt

For the 12-month period ended March 31, 2017, infrastructure debt was robust, with new issuance totaling over $120 billion financing power, transport, telecom and renewable assets. Performance has been bifurcated with the energy sector outperforming the transport, telecom and power sectors. The entire energy complex was fraught with volatility in 2016. The sharp sell-off in the sector in the first quarter of 2016 was followed by a strong rebound into 2017. Unsurprisingly, mid-stream and down-stream energy issues were the strongest performers during this period. Sectors regarded as traditionally less volatile, such as utilities, underperformed the Bloomberg Barclays U.S. Credit Index during this time. The Bank of America/Merrill Lynch U.S. Utility Index returned 2.58% over the period compared to 2.96% of the Bloomberg Barclays U.S. Credit Index. During the same time frame, the transport sector fared better, as evidenced by the Bank of America/Merrill Lynch U.S. Transport Index, producing a return of 3.33%.

•	Asset-Backed Securities (ABS)

For the 12-month period ending March 31, 2017, ABS performed well notwithstanding some sector specific volatility experienced by the student loan and the consumer loan space. The Bloomberg Barclays U.S. ABS Index outperformed the broader Bloomberg Barclays U.S. Aggregate Bond Index by 0.76% over the period despite some concerns over collateral deterioration. Both the marketplace lending sector and auto loan market suffered upticks in delinquencies over the period with a number of marketplace lending deals hitting early amortization triggers as losses mounted. Stronger issuer names, however, were somewhat immune to this trend as new issue pricing levels remained high as investors continued to seek attractive yield opportunities in the space. Federal Family Education Loan Program student loan deals also faced increased volatility over the period as rating agencies continued to downgrade deals that extended beyond the stated legal maturity date due to slower than expected prepayments and higher loan modification and defaults for loans predominately made during the crisis. The student loan subsector has since bounced back from the widest spreads as investors digested the downgrades, with most becoming comfortable with the low credit risk of the deals which are, at a minimum, 97% backed by the federal government.

•	U.S. Large Cap Equities

For the 12-month period ended March 31, 2017, the large capitalization U.S. equity market posted strong gains, with the S&P 500 Index gaining 17.17% including dividends. There were two key inflection points for equities in 2016: the early July bottom in U.S. Treasury yields and the U.S. Presidential Election. Leading up to the U.S. Presidential Election, large capitalization stocks were up modestly as reflected in the 5.2% total return of the S&P 500 Index. Following the election, stocks staged a strong rally, with the S&P 500 Index gaining 11.4% from Election Day through the end of the period. Earlier in the period, however, the bottoming in U.S. Treasury yields and inflation expectations in July sparked a rotation in the market away from defensive and yield-oriented sectors, such as Utilities and Staples, towards more cyclical sectors, such as Financials and Technology. For the period ended March 31, 2017, Financials were the best returning sector, gaining over 32.6%. Technology, Materials and Industrials also outperformed the broader market, gaining 22.5%, 19.5% and 20.0%, respectively. The weakest sectors in the year ended March 31, 2017 were Real Estate, Staples and Utilities. These three sectors all delivered positive total returns, gaining 2.4%, 5.7% and 7.1%, respectively.

•	U.S. Government Securities

For the 12-month period ended March 31, 2017, two major event risks loomed large over the U.S. Treasuries market: the Brexit Vote and the U.S. Presidential Election. Both produced heavily volatile episodes in the market, where trading volumes spiked. The significance of the latter was more pronounced, since it ended the “lower for longer” mantra and validated the belief that the U.S. Treasuries market was over its turning point. The U.S. Treasuries market was largely treading water from March 2016 through the eve of the Brexit Vote. Amid the fallout of the surprising Brexit Vote result, the yield on 10-year U.S. Treasuries dropped roughly 0.40%, reaching a historically low point of 1.36% on July 8, 2016. It then started a slow recovery process, until now-President Trump’s surprising U.S. Presidential election win ignited severe sell-offs. Yields were hence pushed to elevated levels and then fluctuated from the new base line. More recent developments near the end of the period showed signs that, for the first time in a while, the market may believe in Fed guidance again.

Annual Report	March 31, 2017	7

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2017

DoubleLine Total Return Bond Fund

For the 12-month period ended March 31, 2017, the DoubleLine Total Return Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 0.44%. U.S. Treasury yields increased across the curve, with 2-year yields increasing by 0.53% and 10-year yields increasing by 0.62%. Due to the increasing interest rate environment, Agency MBS broadly suffered from price declines during this period. Not surprisingly, the longer duration sectors such as inverse floating rate securities and principal-only securities suffered the most from price declines. From an absolute return standpoint, Agency pass-throughs were the best performers within the Agency side of the portfolio. Amongst non-Agency MBS, higher credit quality sectors, such as Prime and Alt-A, were the highest contributors to total return; both sectors benefited from modest price appreciation and robust interest carry. CLOs contributed positively to returns as spreads tightened. CMBS contributed positively to returns despite facing some minor price declines as high coupon returns offset those declines during the period. Additionally, ABS contributed positively to returns driven primarily by high interest carry.

Period Ended 3-31-17	1-Year
I-Share	1.46%
N-Share	1.21%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ended March 31, 2017, the DoubleLine Core Fixed Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index largely due to a rebound in credit markets. A bull market in spread products resumed after the turmoil and uncertainty of February 2016 quickly fell to the background, demonstrated specifically in the HY and EM exposures. A bounce from the local lows in oil benchmarks helped the fundamental picture improve within both of these sectors. CLOs contributed positively to returns over the period due to the appetite for floating rate products increasing as the Fed’s hawkish tone took ahold of forward-looking short-term rates. Bank Loans were also benefactors of the change in risk appetite and demand for floating products. CMBS and Infrastructure Debt added significant risk-adjusted returns. U.S. Treasury yield curve movements during the period supported Fund performance relative to longer duration funds and benchmarks.

Period Ended 3-31-17	1-Year
I-Share	2.80%
N-Share	2.54%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2017, the DoubleLine Emerging Markets Fixed Income Fund outperformed the JP Morgan EMBI Global Diversified. The Fund’s outperformance was in large part driven by the Fund’s allocation to lower duration credits ahead of the November U.S. Presidential Election. Following the election, 10-year U.S. Treasury yields rose 0.75%, hitting a 2-year high on December 15, 2016, and subsequently traded within a 0.31% range through the end of the period. The Fund began extending the duration of the portfolio in January to more closely match the duration of the EMBI and was less than 0.5 years shorter by the end of the period. The Fund’s outperformance was also driven by an overweight position in Latin American credits relative to the EMBI, which outperformed CEEMEA (Central and Eastern Europe, Middle East, and Africa) and Asia over the period. The rebound in commodity prices from the early 2016 lows and an improved global growth outlook boosted investors’ appetites for emerging markets credit.

Period Ended 3-31-17	1-Year
I-Share	13.19%
N-Share	12.91%
JP Morgan EMBI Global Diversified	8.92%

For additional performance information, please refer to the “Standardized Performance Summary.”

8	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Multi-Asset Growth Fund

For the 12-month period ended March 31, 2017, the DoubleLine Multi-Asset Growth Fund significantly outperformed the Blended Benchmark return of 5.35%. The equity sleeve contributed to performance with Global Equities as measured by the MSCI ACWI up 15.70%. Tactical positions in Real Estate Investment Trusts (REITs), banks, and EM contributed to performance. The fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 0.44%. Positions in Agency and non-Agency MBS contributed to relative performance. EM and CLOs also contributed to performance during the period. Real Assets and currencies detracted from performance during the period.

Period Ended 3-31-17	1-Year
I-Share	14.63%
A-Share
Without Load	14.27%
With Load	9.41%
S&P 500® Index TR	17.17%
Blended Benchmark*	5.35%

*	Blended Benchmark: 60% Bloomberg Barclays U.S. Aggregate Bond Index/25% MSCI ACWI Net/15% S&P Goldman Sachs Commodity Index (GSCI) Total Return

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2017, the DoubleLine Low Duration Bond Fund outperformed the Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index return of 0.25%, largely due to a combination of credit exposure and advantageous interest rate risk management. A bounce from the local lows in oil benchmarks helped the fundamental picture improve within EM and IG Credit. CLOs contributed positively to the Fund’s returns over the period due to the appetite for floating rate products increasing as the Fed’s hawkish tone took a hold of rates in July. CMBS in the Fund had a strong year investing in short duration bonds with relatively high coupons. MBS, U.S. Treasuries, and Bank Loans also contributed positively to returns for the period. In fact, every sector within the Fund finished the year positively.

Period Ended 3-31-17	1-Year
I-Share	2.99%
N-Share	2.64%
Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	0.25%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 12-month period ended March 31, 2017, the DoubleLine Floating Rate Fund underperformed the S&P/LSTA Leveraged Loan Index return of 9.72%. The Fund maintained a defensive posture in this period that detracted from overall performance given the strong market backdrop. Market returns were driven by strength at the low-end of the credit spectrum, with the CCC-only component of the Index returning 35.57% and the second lien component of the Index returning 26.81% relative to the overall Index return of 9.72%. The Fund was underweight both of these segments of the market. Moreover, the best performing sectors in the Index were commodity-linked Oil & Gas and Nonferrous Metals-Minerals, which returned 60% and 59%, respectively, and the Fund was generally underweight these sectors.

Period Ended 3-31-17	1-Year
I-Share	4.99%
N-Share	4.73%
S&P/LSTA Leveraged Loan Index	9.72%

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2017	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2017

DoubleLine Shiller Enhanced CAPE®

For the 12-month period ended March 31, 2017, DoubleLine Shiller Enhanced CAPE® outperformed the S&P 500 Index return of 17.17%. This relative outperformance was due to both the outperformance of the Shiller Barclays CAPE® U.S. Sector Total Return USD Index (the “Index”) and DoubleLine’s implementation of the Fund’s fixed income portfolio. During the period, the Index returned 22.87%. This was 5.70% better than the S&P 500 Index, while the Fund’s total return exceeded the benchmark by 7.58%. The Index was exposed to the following six sectors during parts of the period: Consumer Discretionary, Consumer Staples, Energy, Healthcare, Industrial, and Technology. All six sectors experienced positive returns while constituents of the Index. The best performing sector exposure was Technology, followed by Industrials and Consumer Discretionary. The fixed income portfolio also contributed to total return, with every sector delivering positive returns. The fixed income sectors with the highest returns during the period were, in order, CMBS, CLOs, EM and MBS.

Period Ended 3-31-17	1-Year
I-Share	24.75%
N-Share	24.48%
S&P 500® Index	17.17%
Shiller Barclays CAPE® U.S. Sector Total Return USD Index	22.87%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 12-month period ended March 31, 2017, the DoubleLine Flexible Income Fund outperformed the LIBOR USD 3-Month, largely due to a combination of credit exposure and advantageous interest rate risk management. A bull market in spread products resumed after the turmoil and uncertainty of February 2016 quickly fell to the background. This was most acutely evidenced by the stellar returns for the Fund’s HY and EM exposures. A rebound from the local lows in oil benchmarks helped the fundamental picture improve within both of these sectors. CLOs contributed positively to returns over the period due to an increased appetite for floating rate product as the Fed’s hawkish tone took ahold of forward-looking short-term rates. Residential MBS (RMBS), CMBS, and ABS were also steady and positive contributors to returns over the period adding significant risk-adjusted returns. Fund duration remained well below 2.5 years over the period.

Period Ended 3-31-17	1-Year
I-Share	6.48%
N-Share	6.23%
LIBOR* USD 3 Month	0.83%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2017, the DoubleLine Low Duration Emerging Markets Fixed Income Fund outperformed the JP Morgan CEMBI Broad Diversified 1-3 Year. The Fund’s positive performance was driven by an overweight position in Latin American credits relative to the JP Morgan CEMBI Broad Diversified 1-3 Year, which outperformed CEEMEA and Asia over the period. The rebound in commodity prices from the early 2016 lows and an improved global growth outlook boosted investors’ appetites for emerging market sovereign and corporate credit. This led to inflows into the EM dollar-denominated fixed income asset class, helping spreads tighten, which more than offset the rise in front-end U.S. Treasury yields.

Period Ended 3-31-17	1-Year
I-Share	5.95%
N-Share	5.69%
JP Morgan CEMBI Broad Diversified 1-3 Year	5.65%

For additional performance information, please refer to the “Standardized Performance Summary.”

10	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2017, the DoubleLine Long Duration Total Return Bond Fund underperformed the Bloomberg Barclays Long U.S. Government/Credit Index return of 0.98%. U.S. Treasury yields increased across the curve during this time with 2-year yields increasing by about 0.53%, 10-year yields increasing by about 0.62%, and 30-year yields increasing by about 0.40%. The underperformance was largely due to the lack of corporate credit exposure within the Fund as U.S. Corporate spreads tightened significantly during this time (based on Bloomberg Barclays Long U.S. Corporate OAS Index). Within the Fund, the U.S. Government exposure performed the best with its mix of Treasury Inflation-Protected Securities, Agency Debentures, and conventional U.S. Treasuries. The relative outperformance between MBS and U.S. Government positions was due to differing exposures to the yield curve, with the Government exposure primarily exposed to a longer portion of the curve relative to MBS. The Fund ended the period with a positive convexity profile for both the MBS and Government sectors.

Period Ended 3-31-17	1-Year
I-Share	-2.82%
N-Share	-3.08%
Bloomberg Barclays U.S. Long Government/Credit Index	0.98%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 12-month period ended March 31, 2017, the DoubleLine Strategic Commodity Fund underperformed the S&P GSCI return of 8.01% and the BCOM return of 8.28%. The Fund was exposed to both long-only commodity beta through the Morgan Stanley Backwardation-Focused Multi-Commodity Index (MS BFMCI) and the DoubleLine Commodity Long Short alpha strategy during the period, which returned 13.62% and -1.01%, respectively. The Fund’s slight underperformance relative to the BCOM was caused by the allocation between the beta and alpha strategies. As of the end of the reporting period, the Fund was fully collateralized by U.S. Treasury bills, which added incremental return over the period.

Period Ended 3-31-17	1-Year
I-Share	7.93%
N-Share	7.55%
Bloomberg Commodity Index Total Return	8.71%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the 12-month period ended March 31, 2017, the DoubleLine Global Bond Fund underperformed the WGBI return of -3.65%. The negative performance was driven by both rising global yields and FX devaluation relative to the USD. Global government yields generally rose over the period on improving economic data and firming inflation expectations globally, as well as concerns about potentially reduced monetary accommodation from central banks going forward. The USD, as indicated by the U.S. Dollar Index (DXY), rose over the period and peaked at the end of the 2016 on heightened reflationary expectations following the U.S. Presidential Election. The USD then gave back some of those gains in the first quarter 2017 on the lack of a concrete fiscal reform plan from the new Trump Administration and the failure to pass a healthcare reform bill.

Period Ended 3-31-17	1-Year
I-Share	-4.00%
N-Share	-4.31%
Citi World Government Bond Index (WGBI)	-3.65%

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2017	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2017

DoubleLine Infrastructure Income Fund

For the period since inception on April 1, 2016 through March 31, 2017, the DoubleLine Infrastructure Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 0.48%. The period was marked with increased volatility due to geopolitical forces which pushed U.S. interest rates higher and investment grade corporate spreads to tighter levels as investors sought safer assets. Within the Fund, the best performing assets were EM as international railroad and utility positions benefited from the bond market rally. ABS additionally contributed strong returns, boosted by positive performance from solar and aircraft exposure. Infrastructure benefited from strong technicals early in 2017 as new issue supply in Infrastructure-related deals lagged other ABS issuance, which resulted in increasing valuations. Other domestic infrastructure positions contributed mixed returns with some sectors, such as water and telecommunications, underperforming while gas and utility related positions outperformed over the period.

Period From 4-1-16 through 3-31-17	Since Inception* (Not Annualized)
I-Share	3.11%
N-Share	2.76%
Bloomberg Barclays U.S. Aggregate Bond Index	0.48%

*	Inception Date of 4-1-2016

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the period since inception on June 30, 2016 through March 31, 2017, the DoubleLine Ultra Short Bond Fund’s Class I shares outperformed the Bank of America/Merrill Lynch 3-Month Treasury Bill Index return of 0.28% (not annualized), while the N shares underperformed. The outperformance was attributable to the allocation to corporate floating-rate notes and thus credit risk with the benefit of rising LIBOR rates. The Fund’s credit holdings were overweight the Bank and Automotive sectors, which both outperformed the Bloomberg Barclays U.S. Credit Index.

Period From 6-30-16 through 3-31-17	Since Inception* (Not Annualized)
I-Share	0.36%
N-Share	0.20%
Bank of America/Merrill Lynch 3-Month Treasury Bill Index	0.28%

*	Inception Date of 6-30-2016

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the period since inception on December 23, 2016 through March 31, 2017, DoubleLine Shiller Enhanced International CAPE® earned returns roughly in line with the MSCI Europe Net Return USD Index return of 8.77%. In addition to the positive equity market returns of both the benchmark and the Shiller Barclays CAPE® Europe Sector Net TR Index, which returned 9.75%, the appreciation of the Euro relative to the USD and positive fixed income collateral performance contributed to the returns of the Fund.

Period From 12-23-16 through 3-31-17	Since Inception* (Not Annualized)
I-Share	8.76%
N-Share	8.72%
MSCI Europe Net Return USD Index	8.77%

*	Inception Date of 12-23-2016

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) March 31, 2017

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2017 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s Investors Service, Inc. (Moody’s) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Alpha—A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.

Bank of America/Merrill Lynch 3 Month Treasury Index—This index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

Bank of America/Merrill Lynch U.S. Transport Index—This index is a subset of The BofA Merrill Lynch US Corporate Index including all securities of Airline, Railroad and other Transportation issuers. The index consists of publically issued US corporate debt that meet the specified maturity, liquidity, and quality requirements.

Bank of America/Merrill Lynch U.S. Utility Index—This index is a subset of The BofA Merrill Lynch US Corporate Index including all securities of Electric and Gas distribution, transmission, generation and integration. The index consists of publically issued US corporate debt that meet the specified maturity, liquidity, and quality requirements.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Barclays Long U.S. Corporate OAS Index—The option-adjusted spread of the Barclays Long U.S. Corporate Index, which includes dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institutions issuers with a duration of 10+ years.

Bloomberg Barclays U.S. ABS Index—This index represents the ABS component of the Bloomberg Barclays U.S. Aggregate Index. It includes securities whose value and income payments are derived from and collateralized (‘or backed”) by a specified pool of underlying assets including credit cards, auto loans, etc.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Annual Report	March 31, 2017	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2017

Bloomberg Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Commodity Index (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Citi World Government Bond Index (WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Convexity—A measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes. Convexity is used as a risk-management tool, and helps to measure and manage the amount of market risk to which a portfolio of bonds is exposed.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Eurostoxx 50 Index—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCI)—An index comprised of futures contracts selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically re-balanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Morgan Stanley Capital International (MSCI) Europe Net Return USD Index—The Index is part of the Modern Index Strategy and represents the performance of large and mid-cap equities across 15 developed countries in Europe. The Index has a number of sub-Indexes which cover various sub-regions market segments/sizes, sectors and covers approximately 85% of the free float-adjusted market capitalization in each country.

Mortgage Bankers Association U.S. Refinancing Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® US Sector Total Return USD Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Shiller Barclays CAPE® Europe Sector Net TR Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of reported earnings to account for earnings and market cycles.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500 ® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels,

14	DoubleLine Funds Trust

(Unaudited) March 31, 2017

making the Index a valuable economic indicator and commodities market benchmark. The GSCI Excess Return index is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

U.S. Dollar Index (DXY)—A weighted geometric mean of the United States dollar’s value relative to a basket of 6 major foreign currencies, including the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Annual Report	March 31, 2017	15

Standardized Performance Summary	(Unaudited) March 31, 2017

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios are taken from the most recent prospectus and may change over time. The Funds’ gross expense ratio also includes “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class reflects the Class A maximum sales charge of 4.25%. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

DBLTX/DLTNX
Total Return Bond Fund Returns as of March 31, 2017	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 3-31-17)	Gross/Net Expense Ratio
I-share (DBLTX)	1.46%	3.26%	3.64%	6.69%	0.47%
N-share (DLTNX)	1.21%	3.04%	3.40%	6.43%	0.72%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.68%	2.34%	3.57%
DBLFX/DLFNX
Core Fixed Income Fund Returns as of March 31, 2017	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (6-1-10 to 3-31-17)	Gross/Net Expense Ratio
I-share (DBLFX)	2.80%	3.37%	3.52%	5.62%	0.48%
N-share (DLFNX)	2.54%	3.12%	3.27%	5.36%	0.73%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.68%	2.34%	3.28%
DBLEX/DLENX
Emerging Markets Fixed Income Fund Returns as of March 31, 2017	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 3-31-17)	Gross/Net Expense Ratio
I-share (DBLEX)	13.19%	5.05%	4.80%	6.20%	0.90%
N-share (DLENX)	12.91%	4.78%	4.54%	5.94%	1.15%
JP Morgan Emerging Markets Bond Global Diversified Index	8.92%	6.23%	5.83%	6.92%
DMLIX/DMLAX
Multi-Asset Growth Fund Returns as of March 31, 2017	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-20-10 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio*±
I-share (DMLIX)	14.63%	5.23%	4.36%	4.10%	1.36%	1.31%
A-share (DMLAX)					1.61%	1.56%
A-share (No Load)	14.27%	4.99%	4.08%	3.82%
A-share (With Load)	9.41%	3.48%	3.18%	3.11%
Blended Benchmark**	5.35%	-0.62%	1.32%	2.33%
S&P 500® Index TR	17.17%	10.37%	13.30%	13.10%
DBLSX/DLSNX
Low Duration Bond Fund Returns as of March 31, 2017	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (9-30-11 to 3-31-17)	Gross/Net Expense Ratio
I-share (DBLSX)	2.99%	1.91%	2.02%	2.29%	0.44%
N-share (DLSNX)	2.64%	1.66%	1.78%	2.03%	0.69%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.25%	0.72%	0.64%	0.60%
DBFRX/DLFRX
Floating Rate Fund Returns as of March 31, 2017	1-Year	3-Year Annualized		Since Inception Annualized (2-1-13 to 3-31-17)	Gross/Net Expense Ratio
I-share (DBFRX)	4.99%	2.77%		2.93%	0.66%
N-share (DLFRX)	4.73%	2.54%		2.73%	0.91%
S&P LSTA Leveraged Loan Index	9.72%	3.57%		3.88%

16	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DSEEX/DSENX
Shiller Enhanced CAPE® Returns as of March 31, 2017	1-Year	3-Year Annualized	Since Inception Annualized (10-31-13 to 3-31-17)	Gross/Net Expense Ratio
I-share (DSEEX)	24.75%	15.68%	16.19%	0.64%
N-share (DSENX)	24.48%	15.38%	15.90%	0.89%
Shiller Barclays CAPE® U.S. Sector Total Return USD Index	22.87%	14.49%	14.79%
S&P 500® Index TR	17.17%	10.37%	11.41%
DFLEX/DLINX
Flexible Income Fund Returns as of March 31, 2017	1-Year		Since Inception Annualized (4-7-14 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DFLEX)	6.48%		3.29%	0.89%	0.84%
N-share (DLINX)	6.23%		3.05%	1.14%	1.09%
LIBOR USD 3-Month Index	0.83%		0.50%
DBLLX/DELNX
Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2017	1-Year		Since Inception Annualized (4-7-14 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLLX)	5.95%		2.98%	0.84%	0.59%
N-share (DELNX)	5.69%		2.77%	1.09%	0.84%
JP Morgan CEMBI Broad Diversified 1-3 Years	5.65%		3.63%
DBLDX/DLLDX
Long Duration Total Return Bond Fund Returns as of March 31, 2017	1-Year		Since Inception Annualized (12-15-14 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLDX)	-2.82%		2.15%	0.84%	0.65%
N-share (DLLDX)	-3.08%		1.86%	1.09%	0.90%
Bloomberg Barclays Long Government/Credit Index	0.98%		2.26%
DBCMX/DLCMX
Strategic Commodity Fund Returns as of March 31, 2017	1-Year		Since Inception Annualized (5-18-15 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBCMX)	7.93%		-3.35%	4.47%	1.15%
N-share (DLCMX)	7.55%		-3.65%	4.72%	1.40%
Bloomberg Commodity Index Total Return	8.71%		-10.27%
DBLGX/DLGBX
Global Bond Fund Returns as of March 31, 2017	1-Year		Since Inception Annualized (12-17-15 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLGX)	-4.00%		0.71%	0.93%	0.71%
N-share (DLGBX)	-4.31%		0.42%	1.18%	0.96%
Citi World Government Bond Index	-3.65%		2.78%
BILDX/BILTX
Infrastructure Income Fund Returns as of March 31, 2017			Since Inception Not Annualized (4-1-16 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio***
I-share (BILDX)			3.11%	1.18%	0.66%
N-share (BILTX)			2.76%	1.43%	0.91%
Bloomberg Barclays U.S. Aggregate Bond Index			0.48%
DBULX/DLUSX
Ultra Short Bond Fund Returns as of March 31, 2017			Since Inception Not Annualized (6-30-16 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio****à
I-share (DBULX)			0.36%	0.77%	0.31%
N-share (DLUSX)			0.20%	1.02%	0.56%
BofA Merrill Lynch 3 Month Treasury Bill Index			0.28%

Annual Report	March 31, 2017	17

Standardized Performance Summary (Cont.)	(Unaudited) March 31, 2017

DSEUX/DLEUX
Shiller Enhanced International CAPE® Returns as of March 31, 2017	Since Inception Not Annualized (12-23-16 to 3-31-17)	Gross Expense Ratio	Net Expense Ratio*****
I-share (DSEUX)	8.76%	1.04%	0.66%
N-share (DLEUX)	8.72%	1.29%	0.91%
MSCI Europe Net Return USD Index	8.77%

*The Adviser has contractually agreed to waive fees and reimburse expenses through March 24, 2018. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to Financial Statements.

**The Blended Benchmark for the Multi-Asset Growth Fund is 60% Bloomberg Barclays U.S. Aggregate Bond Index, 25% MSCI All Country World Index Net & 15% SP GSCI Total Return Index.

*** The Adviser has contractually agreed to waive fees and reimburse expenses through April 1, 2018.

**** The Adviser has contractually agreed to waive fees and reimburse expenses through June 29, 2018.

***** The Adviser has contractually agreed to waive fees and reimburse expenses through December 21, 2018.

± Effective April 1, 2017, the Multi Asset Growth Fund’s management fee rate and expense limitation agreement were reduced to 0.95% for the fund and 1.15% and 1.40% for I Shares and N Shares, respectively. The Fund’s gross or net expense ratio (if applicable) applies to investors.

à Effective April 1, 2017, the Ultra Short Bond Fund’s management fee rate and expense limitation agreement were reduced to 0.15% for the fund and 0.30% and 0.55% for I Shares and N Shares, respectively. The Fund’s gross or net expense ratio (if applicable) applies to investors.

Mutual Fund Investing involves risk. Principal loss is possible.

18	DoubleLine Funds Trust

Schedule of Investments—Summary DoubleLine Total Return Bond Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
Asset Backed Obligations
	Total Asset Backed Obligations (Cost $1,526,908,410)#^¥µ				1,537,120,957	2.8%

Collateralized Loan Obligations
	Total Collateralized Loan Obligations (Cost $2,227,003,443)#^¥µ				2,241,302,856	4.1%

Non-Agency Commercial Mortgage Backed Obligations
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,928,423,694)# I/O ^µ				3,743,171,709	6.9%

Non-Agency Residential Collateralized Mortgage Obligations

	PR Mortgage Loan Trust,
254,935,937	Series 2014-1-APT	5.92%	#	10/25/2049	251,657,384	0.5%

	Securitized Mortgage Asset Loan Trust,
372,044,017	Series 2015-1-PC	1.89%	^¥	02/25/2054	281,995,302	0.5%

	Sequoia Mortgage Trust,
232,606,759	Series 2016-2-A1	3.50%	#^	08/25/2046	232,605,247	0.4%
	Other Non-Agency Residential Collateralized Mortgage Obligations# I/O I/F P/O ^¥µ				11,454,101,567	21.1%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,292,386,620)				12,220,359,500	22.5%

US Government and Agency Obligations
518,485,000	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2020	526,385,156	1.0%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,294,489,225	2.4%
700,000,000	United States Treasury Notes	2.00%		02/15/2023	696,404,100	1.3%
	Other US Government and Agency Obligationsµ				63,381,166	0.1%

	Total US Government and Agency Obligations (Cost $2,595,457,408)				2,580,659,647	4.8%

US Government / Agency Mortgage Backed Obligations

	Federal Home Loan Mortgage Corporation Pass-Thru,
267,591,486	Pool Z40117-Z4	3.00%		04/01/2045	265,477,406	0.5%

	Federal Home Loan Mortgage Corporation,
202,809,831	Pool G08626	3.00%		02/01/2045	201,113,679	0.4%
280,430,633	Pool G08635	3.00%		04/01/2045	278,085,330	0.5%
426,647,008	Pool G08648	3.00%		06/01/2045	423,078,810	0.8%
639,681,450	Pool G08675	3.00%		11/01/2045	634,331,154	1.2%
192,002,098	Pool G08686	3.00%		01/01/2046	190,395,557	0.3%
252,802,510	Pool G08692	3.00%		02/01/2046	250,687,175	0.5%
508,094,687	Pool G08697	3.00%		03/01/2046	503,843,184	0.9%
691,806,771	Pool G08705	3.00%		05/01/2046	686,018,008	1.3%
179,479,539	Pool G08721	3.00%		09/01/2046	177,977,683	0.3%
257,714,844	Pool G60393	3.50%		01/01/2046	264,595,156	0.5%
236,053,308	Series 4573-CA	3.00%		11/15/2044	233,914,169	0.4%

176,908,073	Federal Home Loan Mortgage Corporation	3.00%		02/15/2034	181,267,636	0.3%
	Series 4427-CE
	Series 4427-MA

311,618,560	Federal Home Loan Mortgage Corporation	3.00%		06/15/2040	318,553,548	0.6%
	Series 4323-GA
	Series 4390-NY

338,570,254	Federal Home Loan Mortgage Corporation	3.00%		12/15/2041	342,995,614	0.6%
	Series 4471-BA
	Series 4471-BC

209,065,085	Federal Home Loan Mortgage Corporation	3.00%		08/15/2042	206,278,297	0.4%
	Series 267-30
	Series 269-30
	Series 274-30

476,334,821	Federal Home Loan Mortgage Corporation	3.00%		02/15/2044	481,711,475	0.9%
	Series 4471-GA
	Series 4527-CA
	Series 4527-GA
	Series 4588-DA

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	19

Schedule of Investments—Summary DoubleLine Total Return Bond Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

421,462,500	Federal Home Loan Mortgage Corporation	3.00%		06/15/2044	423,409,736	0.8%
	Series 4483-CA
	Series 4533-AB

324,814,058	Federal Home Loan Mortgage Corporation	3.00%		12/01/2045	322,199,152	0.6%
	Pool G08680
	Pool V82117

217,256,557	Federal Home Loan Mortgage Corporation	3.00%		08/01/2045	215,819,094	0.4%
	Pool G08658
	Pool V81821

175,829,047	Federal Home Loan Mortgage Corporation	3.00%		03/15/2045	174,654,717	0.3%
	Series 4450-JZ
	Series 4461-LZ
	Series 4573-DA
	Series 4629-KA

4,343,033,583	Federal Home Loan Mortgage Corporation	2.00%-21.08%	# I/F I/O	12/15/2030-10/15/2049	4,110,469,391	7.6%
2,339,531,832	Federal Home Loan Mortgage Corporation	2.50%-6.00%		03/01/2028-01/01/2047	2,379,988,967	4.4%

189,317,736	Federal National Mortgage Association Pass-Thru	3.50%		01/01/2032	197,789,248	0.4%
	Pool AB4167
	Pool AB4261
	Pool AK0713
	Pool MA0949

299,251,681	Federal National Mortgage Association Pass-Thru	3.00%		12/01/2032	306,235,346	0.5%
	Pool AB7344
	Pool MA1275

200,579,182	Federal National Mortgage Association Pass-Thru	3.50%		09/01/2042	204,539,905	0.4%
	Pool AP4787
	Pool AP4789
	Pool MA1179

231,324,553	Federal National Mortgage Association Pass-Thru	3.00%		11/01/2042	230,787,773	0.4%
	Pool AB6854
	Pool AB7077

234,145,730	Federal National Mortgage Association Pass-Thru	3.00%		12/01/2044	232,873,965	0.4%
	Pool AS3961
	Pool AS4154

	Federal National Mortgage Association Pass-Thru,
331,624,424	Pool AS4625	3.00%		03/01/2045	329,595,877	0.6%
139,799,918	Pool AS4645	3.00%		03/01/2045	138,944,573	0.3%
90,057,826	Pool AY3974	3.00%		03/01/2045	89,507,356	0.2%
15,103,644	Pool AY5471	3.00%		03/01/2045	14,928,475	0.0%
177,193,721	Pool MA1136	3.50%		08/01/2042	180,691,881	0.3%
284,322,481	Pool MA1237	3.00%		11/01/2032	290,955,776	0.5%
171,890,370	Pool MA2650	3.50%		06/01/2046	175,285,597	0.3%

	Federal National Mortgage Association,
376,978,583	Pool AS8356	3.00%		11/01/2046	372,589,878	0.7%

	Federal National Mortgage Association,
196,565,816	Series 2014-M11-1A	3.12%	#	08/25/2024	198,357,494	0.4%

179,582,172	Federal National Mortgage Association	3.00%		06/25/2040	184,471,606	0.3%
	Series 2014-65-CD
	Series 2014-73-CQ

225,876,162	Federal National Mortgage Association	3.00%		04/25/2044	228,505,233	0.4%
	Series 2014-21-GZ
	Series 2015-88-BA

272,586,142	Federal National Mortgage Association	3.00%		10/25/2044	256,649,267	0.5%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

323,894,202	Federal National Mortgage Association	3.00%		08/01/2046	320,123,326	0.6%
	Pool AS7661
	Pool MA2711

4,314,753,457	Federal National Mortgage Association	1.50%-46.37%	# I/F I/O	01/25/2026-10/25/2050	4,034,270,441	7.4%
5,609,901,996	Federal National Mortgage Association	2.50%-6.50%		01/01/2019-09/01/2053	5,761,496,418	10.6%
	Other US Government / Agency Mortgage Backed Obligations# I/O I/F P/O µ				1,210,209,293	2.2%

	Total US Government / Agency Mortgage Backed Obligations (Cost $28,181,099,214)				28,225,673,666	51.9%

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
Short Term Investments
344,040,144	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		344,040,144	0.6%
175,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/28/2017	174,917,400	0.3%
200,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/24/2017	199,796,000	0.4%
700,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/19/2017-05/25/2017	699,552,101	1.3%
344,040,144	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		344,040,144	0.6%
344,040,144	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		344,040,144	0.6%
250,000,000	United States Treasury Bills	0.00%		04/27/2017	249,881,000	0.5%
250,000,000	United States Treasury Bills	0.00%		05/25/2017	249,746,250	0.5%
250,000,000	United States Treasury Bills	0.00%		06/15/2017	249,637,000	0.5%
250,000,000	United States Treasury Bills	0.00%		07/20/2017	249,430,000	0.5%
	Other Short Term Investmentsµ				749,682,750	1.3%

	Total Short Term Investments (Cost $3,855,462,191)				3,854,762,933	7.1%

	Total Investments (Cost $54,606,740,980)				54,403,051,268	100.1%
	Liabilities in Excess of Other Assets				(49,057,204)	(0.1)%

	NET ASSETS				$54,353,994,064	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	51.9%
Non-Agency Residential Collateralized Mortgage Obligations	22.5%
Short Term Investments	7.1%
Non-Agency Commercial Mortgage Backed Obligations	6.9%
US Government and Agency Obligations	4.8%
Collateralized Loan Obligations	4.1%
Asset Backed Obligations	2.8%
Other Assets and Liabilities	(0.1)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $10,450,424,022 or 19.2% of net assets.

¥	Includes illiquid securities. At March 31, 2017, the value of these securities amounted to $773,843,305 or 1.4% of net assets.

#	Includes variable rate securities. Rate disclosed as of March 31, 2017.

I/O	Includes interest only securities

I/F	Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates

P/O	Includes principal only securities

♦	Seven-day yield as of March 31, 2017

µ	Represents issues not identified in the Fund’s top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively, as of March 31, 2017.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	21

Schedule of Investments DoubleLine Core Fixed Income Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.8%

	AVANT Loans Funding Trust,
576,724	Series 2016-B-A	3.92%	^	08/15/2019	578,796

	Castlelake Aircraft Securitization Trust,
5,967,961	Series 2015-1A-A	4.70%	^	12/15/2040	6,089,302
12,659,959	Series 2016-1-A	4.45%		08/15/2041	12,841,668

	Citi Held For Asset Issuance,
3,823,306	Series 2015-PM1-B	2.93%	^	12/15/2021	3,825,728

	DB Master Finance LLC,
14,700,000	Series 2015-1A-A2I	3.26%	^	02/20/2045	14,809,247
9,800,000	Series 2015-1A-A2II	3.98%	^	02/20/2045	9,976,191

	Harbour Aircraft Investments Ltd.,
3,487,260	Series 2016-1-A	4.70%		07/15/2041	3,520,738

	HERO Funding Trust,
8,386,541	Series 2016-1A-A	4.05%	^	09/20/2041	8,481,670

	MarketPlace Loan Trust,
2,198,271	Series 2015-CB1-A	4.00%	^	07/15/2021	2,196,898

	NP SPE II LLC,
13,662,365	Series 2016-1A-A1	4.16%	^	04/20/2046	13,686,121

148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	146,847

	OneMain Financial Issuance Trust,
14,000,000	Series 2015-1A-A	3.19%	^	03/18/2026	14,165,911

	Shenton Aircraft Investment Ltd.,
8,762,558	Series 2015-1A-A	4.75%	^	10/15/2042	8,948,850

	SoFi Consumer Loan Program Trust,
3,042,620	Series 2016-2-A	3.09%	^	10/27/2025	3,048,843
2,816,051	Series 2017-1-A	3.28%	^	01/26/2026	2,833,149
500,000	Series 2017-1-B	4.73%	#^	01/26/2026	505,212
1,000,000	Series 2017-2-A	3.28%	^	02/25/2026	1,001,251

	SoFi Professional Loan Program,
7,627,535	Series 2016-A-A2	2.76%	^	12/26/2036	7,691,783
5,000,000	Series 2017-B-BFX	3.70%	#^	05/25/2040	4,997,671

	Springfield Funding Trust,
15,304,000	Series 2015-AA-A	3.16%	^	11/15/2024	15,455,263

	Spruce Asset Backed Securities Trust,
1,836,236	Series 2016-E1-A	4.32%	^	06/15/2028	1,814,792

	Textainer Marine Containers Ltd.,
1,516,667	Series 2014-1A-A	3.27%	^	10/20/2039	1,483,829

	Westlake Automobile Receivables Trust,
7,000,000	Series 2016-1A-B	2.68%	^	09/15/2021	7,043,383

	Total Asset Backed Obligations (Cost $143,595,993)				145,143,143

BANK LOANS 2.6%

	Acadia Healthcare Company, Inc.,
2,511,583	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.98%	#	02/16/2023	2,528,850

	AdvancePierre Foods, Inc.,
2,061,771	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/02/2023	2,090,285

	Albertson’s Holdings LLC,
2,007,194	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	3.98%	#	08/25/2021	2,018,374

	AlixPartners LLP,
1,055,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/28/2024	1,061,594

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Alpha 3 B.V.,
2,050,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.15%	#	01/31/2024	2,057,698

	American Axle & Manufacturing, Inc.,
685,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	03/08/2024	685,644

	American Renal Holdings, Inc.,
2,051,073	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	08/20/2019	2,055,781

	American Tire Distributors, Inc.,
2,482,252	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	2,491,175

	Americold Realty Trust, Inc.,
2,042,895	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	12/01/2022	2,069,719

	Aspen Merger Sub, Inc.,
1,534,225	Senior Secured 1st Lien Term Loan	5.25%	#	09/27/2024	1,551,677

	Asurion LLC,
914,848	Senior Secured 1st Lien Term Loan, Tranche B2	4.23%	#	07/08/2020	921,901

	Avantor Performance Materials Holdings LLC,
96,364	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan	5.00%	#&	03/08/2024	97,167

	Avantor Performance Materials Holdings LLC,
2,288,636	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	03/08/2024	2,307,712

	B/E Aerospace, Inc.,
2,013,715	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.06%	#	12/16/2021	2,016,232

	BJ’s Wholesale Club, Inc.,
1,725,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	02/02/2024	1,689,267

	BJ’s Wholesale Club, Inc.,
225,000	Senior Secured 2nd Lien Term Loan	8.50%	#	02/03/2025	220,162

	Bright Bidco BV,
1,425,000	Senior Secured 1st Lien Term Loan	5.50%	#	03/15/2024	1,436,870

	Burger King Restaurant Brands,
1,925,984	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.40%	#	02/16/2024	1,930,000

	Capital Automotive LP,
215,000	Guaranteed Secured 2nd Lien Term Loan	7.00%	#	03/24/2025	217,890

	Capital Automotive LP,
1,350,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/25/2024	1,365,187

	Cengage Learning, Inc.,
2,029,310	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/07/2023	1,941,481

	Ceva Group PLC,
336,639	Guaranteed Senior Secured 1st Lien Term Loan	0.90%	#	03/19/2021	295,401

	Ceva Group PLC,
59,524	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	52,232

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ceva Group PLC,
476,191	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	417,858

	Ceva Intercompany BV,
345,239	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	302,947

	CH Hold Corporation,
2,131,818	Senior Secured 1st Lien Term Loan	4.00%	#	02/01/2024	2,150,024

	CH Hold Corporation,
213,182	Senior Secured 1st Lien Delayed-Draw Term Loan	1.50%	#&	02/01/2024	215,002

	Change Healthcare Holdings LLC,
985,000	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/01/2024	987,773

	CHG Healthcare, Inc.,
2,075,515	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	06/07/2023	2,104,312

	Chill Merger Sub Inc.,
915,000	Senior Secured 1st Lien Term Loan	5.25%	#	03/20/2024	925,294

	Colorado Buyer, Inc.,
2,160,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/15/2024	2,175,930

	Columbus McKinnon Corporation,
311,011	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	01/31/2024	314,025

	Community Health Systems Inc.,
2,130,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.80%	#	12/31/2019	2,119,840

	Compuware Corporation,
2,098,438	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	5.25%	#	12/15/2021	2,107,094

	CPI Holdco LLC,
965,000	Senior Secured 1st Lien Term Loan, Tranche B	5.15%	#	03/24/2024	972,841

	CSC Holdings LLC,
2,096,785	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	10/11/2024	2,096,135

	CSM Bakery Supplies LLC,
2,086,711	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	1,972,985

	Dell International, LLC,
1,952,108	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.49%	#	09/07/2023	1,962,581

	DJO Finance LLC,
2,124,608	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/08/2020	2,061,315

	EFS Cogen Holdings I LLC,
1,937,036	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/28/2023	1,958,315

	Eldorado Resorts, Inc.,
2,090,504	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	2,091,811

	Eldorado Resorts, Inc.,
1,120,000	Senior Secured 1st Lien Term Loan, Tranche B	2.25%	#	03/15/2024	1,120,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Emerald Expositions Holdings, Inc.,
2,057,688	Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	06/17/2020	2,076,989

	Energy Transfer Equity LP,
2,101,681	Senior Secured 1st Lien Term Loan	3.54%	#	02/02/2024	2,100,042

	Envision Healthcare Corporation,
2,037,910	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.15%	#	12/01/2023	2,058,289

	Equinox Holdings, Inc.,
2,135,000	Senior Secured 1st Lien Term Loan	4.25%	#	03/08/2024	2,153,692

	Evergreen Skills,
2,278,645	Senior Secured 1st Lien Term Loan	5.75%	#	04/28/2021	2,102,061

	Fairmount Minerals,
1,137,248	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.65%	#	09/05/2019	1,116,402

	Federal-Mogul Holdings Corporation,
2,178,343	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	2,173,758

	Ferrara Candy Company,
2,039,824	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.65%	#	06/15/2023	1,999,027

	Filtration Group, Inc.,
2,090,195	Senior Secured 1st Lien Term Loan, Tranche B	4.30%	#	11/23/2020	2,109,142

	First Data Corporation,
1,082,796	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.98%	#	03/24/2021	1,092,270

	Foresight Energy LLC,
1,560,000	Guaranteed Senior Secured 1st Lien Term Loan	6.75%	#	03/16/2022	1,523,925

	Galleria Company,
2,125,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.81%	#	09/29/2023	2,146,250

	Gates Global LLC,
2,135,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	07/05/2021	2,141,544

	Gavilan Resources LLC,
510,000	Secured 2nd Lien Term Loan	7.00%	#	03/01/2024	505,537

	Genesy’s Telecommunications Laboratories, Inc.,
2,470,024	Senior Secured 1st Lien Term Loan, Tranche B	5.02%	#	12/01/2023	2,493,180

	Greektown Holdings LLC,
1,440,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/21/2024	1,442,254

	GTCR Valor Companies, Inc.,
1,032,300	Senior Secured 1st Lien Term Loan, Tranche B	7.15%	#	06/16/2023	1,039,263

	GTT Communications,
922,688	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	01/09/2024	936,722

	Harbor Freight Tools USA, Inc.,
2,025,012	Senior Secured 1st Lien Term Loan	4.23%	#	08/18/2023	2,025,012

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	23

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hargray Corporation,
240,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/22/2024	241,124

	Harsco Corporation,
1,177,050	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	11/02/2023	1,196,177

	Huntsman International LLC,
2,115,570	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	04/01/2023	2,137,614

	Ineos US Finance LLC,
204,488	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	04/01/2024	205,862

	Informatica Corporation,
1,060,107	Senior Secured 1st Lien Term Loan, Tranche B	4.65%	#	08/05/2022	1,056,216

	JDA Software Group, Inc.,
2,507,000	Senior Secured 1st Lien Term Loan	4.50%	#	10/12/2023	2,527,633

	Jeld-Wen, Inc.,
2,064,511	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	07/01/2022	2,081,709

	Jo-Ann Stores LLC,
1,346,625	Senior Secured 1st Lien Term Loan	6.26%	#	10/20/2023	1,323,066

	Kenan Advantage Group,
1,673,660	Senior Secured 1st Lien Term Loan, Tranche B1	4.00%	#	08/01/2022	1,678,362

	KIK Custom Products, Inc.,
2,086,905	Senior Secured 1st Lien Term Loan, Tranche B	5.65%	#	08/26/2022	2,119,074

	Kraton Polymers LLC,
1,717,911	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	01/06/2022	1,736,877

	Kronos, Inc.,
2,114,700	Senior Secured 1st Lien Term Loan, Tranche B	5.03%	#	11/01/2023	2,129,355

	Leslie’s Poolmart, Inc.,
2,509,950	Senior Secured 1st Lien Term Loan, Tranche B	4.77%	#	08/16/2023	2,523,441

	Lifetime Fitness,
2,110,483	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/10/2022	2,118,661

	Lightstone Holdco LLC,
1,926,332	Senior Secured 1st Lien Term Loan, Tranche B	5.54%	#	01/30/2024	1,941,020

	Lightstone Holdco LLC,
118,841	Senior Secured 1st Lien Term Loan, Tranche C	5.54%	#	01/30/2024	119,747

	Lonestar Intermediate Super Holdings LLC,
1,115,000	Senior Unsecured Term Loan (PIK 10.75%)	10.00%	#	08/31/2021	1,162,387

	Mallinckrodt International Finance S.A.,
490,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.90%	#	09/24/2024	490,306

	McGraw-Hill Financial, Inc.,
1,108,943	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	05/04/2022	1,099,318

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Micron Technology, Inc.,
2,044,875	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	09/28/2023	2,058,944

	Micron Technology, Inc.,
1,185,573	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.73%	#	04/26/2022	1,194,281

	Mission Broadcasting, Inc.,
192,771	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	01/17/2024	194,699

	Mitchell International, Inc.,
519,206	Guaranteed Secured 2nd Lien Term Loan	8.54%	#	10/11/2021	522,453

	Mohegan Tribal Gaming Authority,
768,075	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/13/2023	771,673

	MPH Acquisition Holdings LLC,
1,914,481	Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	06/07/2023	1,941,485

	National Vision, Inc.,
2,051,438	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	2,054,218

	NBTY Inc.,
2,056,772	Senior Secured 1st Lien Term Loan, Tranche B	4.65%	#	05/05/2023	2,073,483

	Nexstar Broadcasting, Inc.,
1,988,365	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	01/17/2023	2,008,249

	Nord Anglia Education Finance LLC,
2,122,353	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.55%	#	03/31/2021	2,134,959

	Party City Holdings, Inc.,
2,107,979	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.86%	#	08/19/2022	2,106,282

	Peabody Energy Corporation,
2,100,000	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	03/31/2022	2,103,675

	Pharmaceutical Product Development LLC,
2,120,248	Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	08/18/2022	2,129,852

	Pike Corporation,
510,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	03/08/2024	516,375

	Piscine US Acquisition LLC,
2,184,525	Guaranteed Senior Secured 1st Lien Term Loan	5.65%	#	12/20/2023	2,203,640

	PODS LLC,
2,080,964	Senior Secured 1st Lien Term Loan, Tranche B2	4.25%	#	02/02/2022	2,101,773

	PQ Corporation,
2,105,653	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.29%	#	11/04/2022	2,134,227

	Precyse Acquisition Corporation,
1,262,357	Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	10/20/2022	1,271,041

	Prime Security Services Borrower LLC,
2,048,865	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	05/02/2022	2,072,335

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RCN Corporation,
2,115,000	Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	02/01/2024	2,128,515

	RentPath LLC,
2,274,574	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#¥	12/17/2021	2,245,186

	Revlon Consumer Products Corporation,
1,994,975	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.48%	#	09/07/2023	1,998,027

	Reynolds Group,
2,130,366	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	02/03/2023	2,141,135

	Sabre GLBL Inc.,
180,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	02/22/2024	181,687

	Safway Group Holding LLC,
1,315,546	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	08/18/2023	1,331,787

	Scientific Games International, Inc.,
1,004,024	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.94%	#	10/01/2021	1,018,065

	Seahawk Holding Ltd.,
2,069,813	Senior Secured 1st Lien Term Loan	7.00%	#	10/31/2022	2,103,447

	Select Medical Corporation,
1,840,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	03/06/2024	1,860,700

	Solarwinds Holdings, Inc.,
2,129,824	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	02/03/2023	2,134,222

	Solenis International LP,
508,956	Guaranteed Secured 2nd Lien Term Loan	7.80%	#	07/29/2022	504,981

	Solenis International LP,
732,961	Guaranteed Senior Secured 1st Lien Term Loan	4.30%	#	07/31/2021	736,559

	Solera LLC,
2,120,461	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/03/2023	2,133,862

	Sophia LP,
2,116,763	Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	09/30/2022	2,119,081

	SRS Distribution, Inc.,
280,764	Senior Secured 1st Lien Term Loan, Tranche B1	5.29%	#	08/25/2022	285,035

	Summit Materials LLC,
2,066,209	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	07/18/2022	2,086,448

	Surgery Center Holdings, Inc.,
2,088,111	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	11/03/2020	2,114,870

	Team Health Holdings Inc.,
2,155,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	02/26/2024	2,142,878

	Telesat Canada,
2,074,688	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	4.15%	#	11/17/2023	2,095,435

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TKC Holdings,
2,065,000	Senior Secured 1st Lien Term Loan	4.75%	#	02/01/2023	2,088,665

	TransDigm, Inc.,
2,142,123	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.98%	#	06/09/2023	2,136,425

	Travel Leaders Group LLC,
845,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.23%	#	01/25/2024	857,679

	Tribune Media Company,
126,234	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	12/24/2020	127,576

	Tribune Media Company,
1,577,287	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.98%	#	01/26/2024	1,589,905

	Tumi Holdings, Inc.,
2,089,949	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.23%	#	08/01/2023	2,109,876

	UFC Holdings LLC,
2,069,750	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2023	2,083,607

	Univar USA, Inc.,
2,137,112	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	07/01/2022	2,144,795

	Univision Communications, Inc.,
2,025,603	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C5	3.75%	#	03/15/2024	2,016,103

	US Renal Care, Inc.,
2,136,636	Senior Secured 1st Lien Term Loan	5.40%	#	12/30/2022	2,010,435

	USAGM HoldCo LLC,
2,032,372	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	2,046,030

	VF Holdings Corporation,
2,082,784	Senior Secured 1st Lien Term Loan	4.25%	#	06/30/2023	2,095,802

	Vizient, Inc.,
582,263	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/13/2023	587,721

	Western Digital Corporation,
1,190,575	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/28/2023	1,199,338

	Western Refining, Inc.,
992,323	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	5.50%	#	06/23/2023	994,184

	WMG Acquisition Corporation,
2,095,000	Guaranteed Senior Secured 1st Lien Term Loan	3.75%	#	11/01/2023	2,105,967

	York Risk Services Group, Inc.,
1,938,154	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	10/01/2021	1,895,156

	Total Bank Loans (Cost $212,454,504)				213,326,517

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	25

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 3.5%

	Adams Mill Ltd.,
875,000	Series 2014-1A-D1	4.52%	#^	07/15/2026	866,250
1,000,000	Series 2014-1A-E1	6.02%	#^	07/15/2026	957,017

	ALM LLC,
3,800,000	Series 2013-7RA-CR	4.97%	#^	10/15/2028	3,845,703
3,000,000	Series 2013-8A-CR	5.06%	#^	10/15/2028	3,057,833
1,880,000	Series 2014-11A-C	4.52%	#^	10/17/2026	1,886,245
2,700,000	Series 2016-19A-B	4.02%	#^	07/15/2028	2,726,623
2,000,000	Series 2016-19A-C	5.37%	#^	07/15/2028	2,036,400

	Apidos Ltd.,
2,000,000	Series 2013-16A-A1	2.47%	#^	01/19/2025	2,003,117
2,950,000	Series 2013-16A-B	3.82%	#^	01/19/2025	2,961,807
2,000,000	Series 2014-18A-C	4.69%	#^	07/22/2026	2,018,327
1,000,000	Series 2014-18A-D	6.24%	#^	07/22/2026	987,555
1,500,000	Series 2015-20A-C	4.72%	#^	01/16/2027	1,498,968
2,250,000	Series 2015-21A-C	4.57%	#^	07/18/2027	2,245,178

	ARES Ltd.,
2,000,000	Series 2013-1A-D	4.77%	#^	04/15/2025	2,004,951

	Atrium Corporation,
5,000,000	Series 2017-9A-DR	0.00%	#^	05/28/2030	4,961,795

	Babson Ltd.,
2,000,000	Series 2012-2A-CR	4.64%	#^	05/15/2023	2,022,633
1,000,000	Series 2014-3A-D2	5.17%	#^	01/15/2026	1,005,311
1,000,000	Series 2014-3A-E1	6.12%	#^	01/15/2026	954,015
3,400,000	Series 2015-1A-D1	4.48%	#^	04/20/2027	3,356,782
5,000,000	Series 2015-2A-D	4.83%	#^	07/20/2027	5,015,000

	Barings Ltd.,
2,250,000	Series 2016-3A-C	4.87%	#^	01/15/2028	2,275,177

	Betony Ltd.,
3,000,000	Series 2015-1A-D	4.62%	#^	04/15/2027	2,972,203

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-E2	7.42%	#^	07/15/2026	1,006,973

	BlueMountain Ltd.,
1,500,000	Series 2012-1A-E	6.53%	#^	07/20/2023	1,507,490
10,100,000	Series 2012-2A-DR	5.20%	#^	11/20/2028	10,154,719
3,000,000	Series 2013-1A-CR	5.18%	#^	01/20/2029	3,078,008
5,000,000	Series 2015-2A-D	4.57%	#^	07/18/2027	5,024,781
2,000,000	Series 2015-2A-E	6.37%	#^	07/18/2027	1,940,320
4,000,000	Series 2015-3A-B	4.13%	#^	10/20/2027	4,090,973
4,000,000	Series 2015-3A-C	4.58%	#^	10/20/2027	4,005,470
5,000,000	Series 2015-4A-C	4.23%	#^	01/20/2027	5,038,950
4,000,000	Series 2015-4A-D1	5.63%	#^	01/20/2027	4,044,972
2,000,000	Series 2016-3A-D	4.82%	#^	11/15/2027	2,020,946

	Bristol Park Ltd.,
2,000,000	Series 2016-1A-D	4.98%	#^	04/15/2029	2,023,295

	Brookside Mill Ltd.,
1,250,000	Series 2013-1A-C1	3.72%	#^	04/17/2025	1,242,422
2,250,000	Series 2013-1A-D	4.07%	#^	04/17/2025	2,206,316
1,250,000	Series 2013-1A-E	5.42%	#^	04/17/2025	1,155,914

	California Street LP,
5,000,000	Series 2012-9A-DR	4.98%	#^	10/16/2028	5,062,330

	Canyon Capital Ltd.,
5,000,000	Series 2014-1A-B	3.69%	#^	04/30/2025	5,012,698
2,750,000	Series 2014-1A-C	4.29%	#^	04/30/2025	2,682,629

	Carlyle High Yield Partners Ltd.,
1,964,808	Series 2007-10A-A1	1.25%	#^	04/19/2022	1,967,322

	Carlyle Ltd.,
2,000,000	Series 2016-4A-C	4.78%	#^	10/20/2027	2,009,703

	Catamaran Ltd.,
2,500,000	Series 2015-1A-C1	4.14%	#^	04/22/2027	2,522,155

	Cent Ltd.,
2,000,000	Series 2013-18A-D	4.49%	#^	07/23/2025	1,997,536
1,500,000	Series 2013-18A-E	5.64%	#^	07/23/2025	1,432,835
5,000,000	Series 2014-21A-D	6.04%	#^	07/27/2026	4,712,590
1,000,000	Series 2014-22A-C	4.78%	#^	11/07/2026	1,000,265

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dorchester Park Ltd.,
2,000,000	Series 2015-1A-C	4.23%	#^	01/20/2027	2,023,359
1,000,000	Series 2015-1A-D	4.58%	#^	01/20/2027	996,482

	Dryden Senior Loan Fund,
2,000,000	Series 2013-28A-B1L	4.24%	#^	08/15/2025	1,985,070
10,000,000	Series 2014-33R-DR	5.37%	#^	10/15/2028	10,102,035

	Eaton Vance Ltd.,
2,000,000	Series 2006-8A-B	1.69%	#^	08/15/2022	1,992,355

	Emerson Park Ltd.,
1,000,000	Series 2013-1A-C1	3.77%	#^	07/15/2025	999,829

	Flatiron Ltd.,
2,000,000	Series 2014-1A-C	4.32%	#^	07/17/2026	1,967,349

	Galaxy Ltd.,
1,000,000	Series 2013-15A-C	3.62%	#^	04/15/2025	1,003,983
1,000,000	Series 2013-15A-D	4.42%	#^	04/15/2025	1,002,804

	GLM,
2,000,000	Series 2017-1A-D	0.00%	#^	04/20/2029	2,000,000

	GoldenTree Loan Opportunities Ltd.,
3,750,000	Series 2015-10A-D	4.38%	#^	07/20/2027	3,721,530

	Halcyon Loan Advisors Funding Ltd.,
740,000	Series 2013-2A-C	3.73%	#^	08/01/2025	744,538
1,500,000	Series 2014-3A-D	4.69%	#^	10/22/2025	1,482,580

	ING Ltd.,
2,000,000	Series 2013-3A-B	3.72%	#^	01/18/2026	2,005,157

	Jamestown Ltd.,
2,000,000	Series 2015-6A-A1A	2.65%	#^	02/20/2027	2,002,123

	Jay Park Ltd.,
3,500,000	Series 2016-1A-C	4.66%	#^	10/20/2027	3,530,586

	LCM LP,
1,000,000	Series 12A-E	6.77%	#^	10/19/2022	1,004,922
2,850,000	Series 14A-D	4.52%	#^	07/15/2025	2,864,493
2,500,000	Series 15A-C	4.15%	#^	08/25/2024	2,502,864
1,000,000	Series 16A-D	4.62%	#^	07/15/2026	1,006,902
2,000,000	Series 19A-D	4.47%	#^	07/15/2027	1,969,974

	Madison Park Funding Ltd.,
5,000,000	Series 2007-4A-A1B	1.46%	#^	03/22/2021	4,922,197
5,000,000	Series 2007-4A-B	1.53%	#^	03/22/2021	4,894,797
1,000,000	Series 2007-4A-D	2.59%	#^	03/22/2021	982,958
2,750,000	Series 2007-6A-C	2.03%	#^	07/26/2021	2,684,344
2,000,000	Series 2013-11A-D	4.54%	#^	10/23/2025	2,016,490
1,000,000	Series 2014-13X-E	6.02%	#	01/19/2025	985,000
4,750,000	Series 2014-14A-D	4.63%	#^	07/20/2026	4,791,090
750,000	Series 2014-14A-E	5.78%	#^	07/20/2026	737,499
2,000,000	Series 2014-15A-CR	4.49%	#^	01/27/2026	2,015,308
1,250,000	Series 2014-15A-DR	6.48%	#^	01/27/2026	1,247,511
5,000,000	Series 2015-18A-D2	4.99%	#^	10/21/2026	5,009,377

	Magnetite Ltd.,
5,000,000	Series 2012-7A-CR	4.77%	#^	01/15/2025	5,062,049
2,000,000	Series 2014-11A-C	4.62%	#^	01/18/2027	2,016,950

	MP Ltd.,
1,000,000	Series 2014-2A-DR	4.46%	#^	01/15/2027	1,000,000

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.97%	#^	01/15/2025	1,507,469
1,500,000	Series 2013-1A-C	4.52%	#^	01/15/2025	1,507,416

	North End Ltd.,
1,000,000	Series 2013-1A-D	4.52%	#^	07/17/2025	992,364

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	4.37%	#^	07/17/2025	2,000,727
2,000,000	Series 2013-1A-E	5.52%	#^	07/17/2025	1,866,549
1,000,000	Series 2014-1A-C2	4.54%	#^	11/25/2025	1,001,491
2,000,000	Series 2014-1A-D	4.68%	#^	08/12/2026	2,004,821
1,000,000	Series 2014-1A-D2	5.62%	#^	11/25/2025	1,005,379
3,500,000	Series 2016-1A-C	4.02%	#^	07/15/2027	3,506,831
10,000,000	Series 2016-1A-D	5.77%	#^	07/15/2027	10,050,276
4,000,000	Series 2017-1A-C	4.53%	#^	03/17/2030	4,004,497
1,760,000	Series 2017-1A-D	7.23%	#^	03/17/2030	1,751,950

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Symphony Ltd.,
3,000,000	Series 2013-11A-B1	3.22%	#^	01/17/2025	3,002,204
3,000,000	Series 2013-11A-C	4.17%	#^	01/17/2025	3,005,692

	TCI-Flatiron Ltd.,
5,000,000	Series 2016-1A-C	4.07%	#^	07/17/2028	5,022,805
4,000,000	Series 2016-1A-C	5.12%	#^	12/21/2029	4,031,163

	TCI-Symphony Ltd.,
5,000,000	Series 2016-1A-D	4.72%	#^	10/13/2029	5,005,696

	Thacher Park Ltd.,
2,000,000	Series 2014-1A-D1R	5.26%	#^	10/20/2026	2,002,409

	THL Credit Wind River Ltd.,
2,000,000	Series 2014-1A-DR	4.61%	#^	04/18/2026	2,000,498

	Venture Ltd.,
2,450,000	Series 2012-12A-DR	4.75%	#^	02/28/2026	2,455,096
2,500,000	Series 2014-17A-C	3.87%	#^	07/15/2026	2,507,655

	Wind River Ltd.,
2,000,000	Series 2012-1A-DR	5.12%	#^	01/15/2026	2,028,740
3,000,000	Series 2013-1A-C	4.43%	#^	04/20/2025	3,004,050
4,100,000	Series 2016-1A-B	4.22%	#^	07/15/2028	4,125,435
2,000,000	Series 2016-1A-D	5.67%	#^	07/15/2028	2,019,809

	Total Collateralized Loan Obligations (Cost $280,976,441)				285,286,029

FOREIGN CORPORATE BONDS 8.0%
1,995,800	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	2,145,485
1,995,800	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	2,145,485
700,000	Aeropuerto Argentina S.A.	6.88%	^	02/01/2027	724,500
6,200,000	AES Andres B.V.	7.95%	^	05/11/2026	6,667,294
2,000,000	AES El Salvador Trust	6.75%		03/28/2023	1,865,000
2,800,000	AES Gener S.A.	5.00%		07/14/2025	2,850,614
2,000,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	2,075,000
1,557,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,615,388
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	1,262,250
9,675,000	AstraZeneca PLC	2.38%		11/16/2020	9,694,292
10,835,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	11,747,892
800,000	Autoridad del Canal de Panama	4.95%		07/29/2035	878,000
2,600,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	2,589,600
4,700,000	Avianca Holdings S.A.	8.38%		05/10/2020	4,681,200
1,500,000	Axiata SPV2 BHD	3.47%		11/19/2020	1,537,585
600,000	Banco de Bogota S.A.	5.38%		02/19/2023	626,250
1,500,000	Banco de Bogota S.A.	6.25%	^	05/12/2026	1,569,375
2,000,000	Banco de Costa Rica	5.25%	^	08/12/2018	2,036,620
2,500,000	Banco de Costa Rica	5.25%		08/12/2018	2,545,775
4,300,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,388,838
2,200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	2,245,452
3,000,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	3,120,000
2,100,000	Banco GNB Sudameris S.A.	6.50%	^	04/03/2027	2,133,495
1,000,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	1,095,000
6,200,000	Banco Macro S.A.	6.75%	#	11/04/2026	6,238,440
2,500,000	Banco Mercantil del Norte S.A.	5.75%	#	10/04/2031	2,453,125
3,000,000	Banco Mercantil del Norte S.A.	5.75%	#^	10/04/2031	2,943,750
4,500,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	4,421,250
1,500,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,521,720

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,700,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	5,806,875
11,280,000	Banco Santander	5.95%	#	01/30/2024	11,703,000
10,360,000	Bank of Montreal	1.90%		08/27/2021	10,096,545
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,168,750
7,200,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	7,200,000
5,700,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	5,643,000
2,557,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	2,531,430
1,700,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,813,560
7,300,000	Bharti Airtel Ltd.	4.38%		06/10/2025	7,306,516
2,475,000	BP Capital Markets PLC	3.59%		04/14/2027	2,494,458
7,685,000	BP Capital Markets PLC	3.72%		11/28/2028	7,822,093
9,800,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	10,008,044
20,183,000	British Telecommunications PLC	5.95%		01/15/2018	20,851,380
1,130,000	Camelot Finance S.A.	7.88%	^	10/15/2024	1,200,614
2,150,000	Camposol S.A.	10.50%	^	07/15/2021	2,273,625
95,000	Canadian Pacific Railway Company	2.90%		02/01/2025	93,305
1,600,000	Cementos Progreso Trust	7.13%		11/06/2023	1,700,000
5,800,000	Cencosud S.A.	5.15%		02/12/2025	6,054,397
1,900,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,691,000
2,000,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	1,780,000
7,500,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	7,486,601
700,000	CNOOC Finance Ltd.	4.25%		01/26/2021	733,961
14,000,000	CNOOC Finance Ltd.	3.50%		05/05/2025	13,879,726
2,000,000	CNPC General Capital Ltd.	3.40%		04/16/2023	2,029,435
1,000,000	Colbun S.A.	6.00%		01/21/2020	1,086,316
3,700,000	Comision Federal de Electricidad	4.75%		02/23/2027	3,718,500
15,815,000	Commonwealth Bank of Australia	2.75%	^	03/10/2022	15,863,141
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,368,715
2,322,000	CorpGroup Banking S.A.	6.75%		03/15/2023	2,234,902
6,610,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	6,659,575
6,600,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	6,699,000
1,000,000	Dana Financing, Ltd.	5.75%	^	04/15/2025	1,011,250
500,000	DBS Bank Ltd.	3.63%	#	09/21/2022	503,831
5,700,000	DBS Group Holdings Ltd.	3.60%	#†	12/29/2049	5,615,680
3,000,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	3,193,125
500,000	Digicel Ltd.	7.00%		02/15/2020	482,500
7,100,000	Digicel Ltd.	7.13%		04/01/2022	5,555,750
3,900,000	Digicel Ltd.	7.13%	^	04/01/2022	3,051,750
1,500,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	1,278,750
4,500,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	4,549,149
3,500,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	3,357,683
2,950,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	2,830,047
2,200,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	2,278,074
6,110,994	ENA Norte Trust	4.95%		04/25/2023	6,324,879
3,600,000	Engie Energia Chile S.A.	4.50%		01/29/2025	3,689,174
8,000,000	ENTEL Chile S.A.	4.75%		08/01/2026	8,218,143
2,000,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,020,000
10,865,000	Fortis, Inc.	2.10%	^	10/04/2021	10,537,583
1,000,000	Global Bank Corporation	5.13%	^	10/30/2019	1,030,500
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,489,500
800,000	GNL Quintero S.A.	4.63%		07/31/2029	820,000
7,600,000	Gohl Capital Ltd.	4.25%		01/24/2027	7,682,863
2,300,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,305,750
3,950,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	4,108,000
2,890,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	2,561,262

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	27

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	4,431,250
400,000	Grupo Televisa SAB	4.63%		01/30/2026	412,292
1,500,000	Grupo Televisa SAB	6.13%		01/31/2046	1,593,696
3,050,000	GrupoSura Finance S.A.	5.50%		04/29/2026	3,221,563
9,950,831	Guanay Finance Ltd.	6.00%		12/15/2020	10,261,794
3,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	3,069,820
1,500,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	1,647,759
8,484,000	Industrial Senior Trust	5.50%		11/01/2022	8,523,366
800,000	Industrial Senior Trust	5.50%	^	11/01/2022	803,712
2,300,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,432,066
2,000,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,114,840
1,375,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	1,136,094
740,000	Intelsat Jackson Holdings S.A.	8.00%	^	02/15/2024	786,250
7,000,000	Inversiones CMPC S.A.	4.38%	^	04/04/2027	6,973,760
3,000,000	IOI Investment BHD	4.38%		06/27/2022	3,102,744
8,600,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	9,055,800
200,000	Korea Development Bank	3.00%		01/13/2026	199,619
2,300,000	Korea Development Bank	2.00%		09/12/2026	2,098,145
435,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	443,700
5,000,000	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	5,337,500
1,600,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	1,599,200
3,700,000	MARB BondCo PLC	7.00%	^	03/15/2024	3,681,500
1,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	1,047,300
2,500,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	2,625,000
3,500,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	3,675,000
10,095,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	10,498,800
5,300,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	238,500
1,500,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	67,500
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	629,000
1,500,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	568,125
9,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	8,830,962
10,400,000	Ooredoo International Finance Ltd.	3.88%		01/31/2028	10,251,124
10,189,000	Orange S.A.	2.75%		02/06/2019	10,312,328
695,000	Orange S.A.	5.38%		07/08/2019	744,095
5,800,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	5,962,221
4,800,000	Pampa Energia S.A.	7.50%	^	01/24/2027	4,866,720
5,100,000	Pertamina Persero PT	5.63%		05/20/2043	5,248,257
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,529,820
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	849,900
2,100,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	2,225,370
12,000,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	11,910,000
5,175,000	Petroleos Mexicanos	6.75%		09/21/2047	5,266,132
8,500,000	Petronas Capital Ltd.	3.50%		03/18/2025	8,648,844
7,500,000	Pontis Ltd.	5.13%	^	03/31/2027	7,522,500
2,240,000	Potash Corporation of Saskatchewan, Inc.	4.00%		12/15/2026	2,297,485
2,000,000	Reliance Holdings, Inc.	4.50%		10/19/2020	2,122,340
4,700,000	Reliance Holdings, Inc.	5.40%		02/14/2022	5,133,542
500,000	Reliance Holdings, Inc.	4.13%		01/28/2025	513,169
5,080,000	Royal Bank of Canada	2.13%		03/02/2020	5,083,774
2,485,000	Royal Bank of Canada	2.50%		01/19/2021	2,503,193
600,000	SACI Falabella	3.75%		04/30/2023	605,645
10,310,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	10,016,485
1,000,000	Sigma Alimentos S.A. de C.V.	4.13%		05/02/2026	980,000
1,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	993,695

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	13,930,200
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	992,500
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	992,500
300,000	SUAM Finance B.V.	4.88%		04/17/2024	312,210
8,285,000	Sumitomo Mitsui Financial Group, Inc.	2.93%		03/09/2021	8,358,347
7,155,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	6,968,491
350,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	349,016
3,200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	3,312,000
1,180,000	Telesat LLC	8.88%	^	11/15/2024	1,298,000
10,582,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	10,345,429
3,600,000	Teva Pharmaceutical Finance Netherlands B.V.	2.80%		07/21/2023	3,421,062
15,895,000	Toronto Dominion Bank	1.80%		07/13/2021	15,473,798
200,000	Transelec S.A.	3.88%		01/12/2029	194,500
9,900,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	10,023,750
3,350,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	3,350,000
3,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	3,160,000
2,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	2,040,460
2,500,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	2,511,590
9,280,000	Westpac Banking Corporation	2.60%		11/23/2020	9,352,820
1,175,000	Westpac Banking Corporation	2.00%		08/19/2021	1,148,890

	Total Foreign Corporate Bonds (Cost $657,185,848)				651,541,241

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 2.6%
16,000,000	Argentine Republic Government International Bond	6.88%	^	01/26/2027	16,212,000
14,000,000	Brazilian Government International Bond	5.63%		01/07/2041	13,685,000
7,000,000	Chile Government International Bond	3.13%		01/21/2026	7,126,000
3,000,000	Colombia Government International Bond	4.50%		01/28/2026	3,176,250
8,140,000	Costa Rica Government International Bond	10.00%		08/01/2020	9,579,152
4,500,000	Dominican Republic International Bond	5.50%		01/27/2025	4,595,625
15,300,000	Dominican Republic International Bond	5.95%	^	01/25/2027	15,663,375
5,900,000	Dominican Republic International Bond	6.85%		01/27/2045	6,136,000
6,400,000	Guatemala Government Bond	4.50%		05/03/2026	6,385,152
2,715,000	Guatemala Government Bond	4.88%		02/13/2028	2,774,730
5,000,000	Indonesia Government International Bond	5.88%		03/13/2020	5,474,710
5,000,000	Indonesia Government International Bond	4.35%	^	01/08/2027	5,179,785
13,500,000	Korea International Bond	2.75%		01/19/2027	13,290,412
11,000,000	Mexico Government International Bond	4.13%		01/21/2026	11,335,500
25,431,000	Mexico Government International Bond	4.15%		03/28/2027	25,907,831

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,600,000	Mexico Government International Bond	4.75%		03/08/2044	8,385,000
10,800,000	Panama Government International Bond	3.88%		03/17/2028	11,002,500
3,000,000	Panama Government International Bond	4.30%		04/29/2053	2,857,500
6,500,000	Perusahaan Penerbit SBSN Indonesia III	4.15%	^	03/29/2027	6,535,425
7,000,000	Philippine Government International Bond	3.70%		02/02/2042	6,931,498
6,500,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	6,598,800
7,000,000	Qatar Government International Bond	2.38%		06/02/2021	6,930,595
8,500,000	Republic of Poland Government International Bond	5.13%		04/21/2021	9,321,780
3,000,000	Republic of Poland Government International Bond	3.25%		04/06/2026	2,980,665

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $204,904,653)				208,065,285

MUNICIPAL BONDS 0.3%
7,400,000	City of Houston TX Combined Utility System Revenue	5.00%		11/15/2035	8,481,140
2,300,000	Los Angeles County Metropolitan Transportation Authority	5.00%		06/01/2033	2,699,993
5,050,000	Massachusetts School Building Authority	5.00%		11/15/2034	5,855,727
4,950,000	North Texas Municipal Water District Water System Revenue	5.00%		09/01/2035	5,703,341
1,780,000	State of California	5.00%		08/01/2033	2,026,494

	Total Municipal Bonds (Cost $24,472,801)				24,766,695

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.5%

	BAMLL Commercial Mortgage Securities Trust,
2,000,000	Series 2014-IP-E	2.72%	#^	06/15/2028	1,974,064
118,650,000	Series 2015-200P-XA	0.38%	#^ I/O	04/14/2033	3,372,140

	Barclays Commercial Mortgage Securities LLC,
77,344,161	Series 2017-C1-XA	1.53%	# I/O	02/15/2050	8,719,703

	Bear Stearns Commercial Mortgage Securities, Inc.,
3,775,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	3,627,474

	CFCRE Commercial Mortgage Trust,
74,856,789	Series 2016-C3-XA	1.09%	# I/O	01/10/2048	5,355,958
9,279,000	Series 2016-C7-A3	3.84%		12/10/2054	9,579,612

	CGCMT Commercial Mortgage Trust,
3,214,000	Series 2016-SMPL-D	3.52%	^	09/10/2031	3,189,365

	Chicago Skyscraper Trust,
6,014,000	Series 2017-SKY-B	2.01%	#^	04/15/2030	6,017,608
3,331,000	Series 2017-SKY-C	2.16%	#^	04/15/2030	3,331,000

	Citigroup Commercial Mortgage Trust,
10,899,161	Series 2012-GC8-XA	2.12%	#^ I/O	09/10/2045	671,479
4,234,500	Series 2015-GC27-D	4.43%	#^	02/10/2048	3,407,448
4,213,581	Series 2015-GC27-XA	1.43%	# I/O	02/10/2048	351,831
5,572,000	Series 2015-GC35-C	4.50%	#	11/10/2048	5,571,115
73,792,369	Series 2015-GC35-XA	0.90%	# I/O	11/10/2048	3,850,744
6,303,000	Series 2016-C32-A5	3.72%	#	12/10/2049	6,540,057
46,020,675	Series 2016-P3-XA	1.71%	# I/O	04/15/2049	5,109,496
8,530,000	Series 2016-P4-A4	2.90%		07/10/2049	8,305,452

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust, (Cont.)
58,742,557	Series 2016-P4-XA	2.01%	# I/O	07/10/2049	7,630,059
84,506,250	Series 2016-P5-XA	1.56%	# I/O	10/10/2049	8,467,323

	COBALT Commercial Mortgage Trust,
2,602,680	Series 2007-C2-AJFX	5.57%	#	04/15/2047	2,631,960

	Commercial Mortgage Pass-Through Certificates,
3,988,084	Series 2002-LC4-XA	2.23%	#^ I/O	12/10/2044	323,126
1,043,365	Series 2010-C1-XPA	1.59%	#^ I/O	07/10/2046	10,186
27,463,649	Series 2012-CR3-XA	2.07%	# I/O	10/15/2045	2,022,670
8,626,000	Series 2012-CR4-D	4.57%	#^	10/15/2045	7,871,949
7,910,000	Series 2013-CR11-D	5.17%	#^	08/10/2050	7,463,890
3,500,000	Series 2014-CR20-C	4.51%	#	11/10/2047	3,449,742
5,000,000	Series 2015-CR23-D	4.26%	#	05/10/2048	3,803,983
1,400,000	Series 2015-CR25-C	4.55%	#	08/10/2048	1,377,619
61,242,797	Series 2015-CR26-XA	1.05%	# I/O	10/10/2048	3,824,735
4,310,000	Series 2015-LC21-C	4.31%	#	07/10/2048	4,081,016
5,579,000	Series 2015-LC23-C	4.65%	#	10/10/2048	5,492,441
6,664,000	Series 2016-CR28-C	4.65%	#	02/10/2049	6,501,681
3,786,000	Series 2016-DC2-C	4.64%	#	02/10/2049	3,662,968
59,705,469	Series 2016-DC2-XA	1.07%	# I/O	02/10/2049	4,116,197
9,247,000	Series 2016-GCT-E	3.46%	#^	08/10/2029	8,917,949

	Credit Suisse First Boston Mortgage Securities Corporation,
8,659	Series 1998-C2-F	6.75%	#^	11/15/2030	8,664

	Credit Suisse Mortgage Capital Certificates,
9,157,000	Series 2007-C4-A1AM	5.96%	#	09/15/2039	9,216,257
5,135,000	Series 2015-SAND-D	3.76%	#^	08/15/2030	5,161,231

	CSAIL Commercial Mortgage Trust,
5,597,000	Series 2015-C4-C	4.58%	#	11/15/2048	5,493,995
58,927,471	Series 2016-C6-XA	1.81%	# I/O	01/15/2049	6,718,563

	DBRR Trust,
1,000,000	Series 2011-C32-A3B	5.76%	#^	06/17/2049	998,232

	DBUBS Mortgage Trust,
3,513,636	Series 2011-LC2A-XA	1.32%	#^ I/O	07/10/2044	122,345

	Deutsche Bank Commercial Mortgage Trust,
61,953,470	Series 2016-C1-XA	1.50%	# I/O	05/10/2049	6,282,447

	Deutsche Bank Mortgage Trust,
4,475,000	Series 2016-C1-C	3.35%	#	05/10/2049	4,211,732

	GE Commercial Mortgage Corporation Trust,
4,078,000	Series 2007-C1-AM	5.61%	#	12/10/2049	4,057,692

	Greenwich Capital Commercial Funding Corporation,
3,795,300	Series 2007-GG11-AJ	6.05%	#	12/10/2049	3,860,783
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,541,741

	GS Mortgage Securities Corporation,
88,599	Series 2006-GG6-XC	0.00%	#^ I/O	04/10/2038	1
2,993,637	Series 2011-GC5-XA	1.36%	#^ I/O	08/10/2044	143,528
5,000,649	Series 2012-GC6-XA	1.96%	#^ I/O	01/10/2045	378,372
3,741,000	Series 2014-GC26-C	4.51%	#	11/10/2047	3,773,790
9,957,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	8,320,818
99,181,538	Series 2015-GS1-XA	0.83%	# I/O	11/10/2048	5,618,803
61,842,199	Series 2016-GS2-XA	1.67%	# I/O	05/10/2049	6,728,029
5,663,000	Series 2016-ICE2-A	2.84%	#^	02/15/2033	5,719,371

	JP Morgan Chase Commercial Mortgage Securities Corporation,
2,566,003	Series 2006-LDP8-X	0.42%	# I/O	05/15/2045	26
1,539,482	Series 2006-LDP9-AM	5.37%		05/15/2047	1,538,238
467,889	Series 2007-CB18-AMFX	5.40%		06/12/2047	468,910
5,568,600	Series 2007-CB19-AM	5.83%	#	02/12/2049	5,572,368
5,055,300	Series 2007-CB20-AJ	6.18%	#	02/12/2051	5,178,523
6,350,000	Series 2007-LD12-AM	6.07%	#	02/15/2051	6,442,329
12,050,000	Series 2009-IWST-XB	0.30%	#^ I/O	12/05/2027	125,326
30,068	Series 2009-RR2-GEB	5.54%	^	12/13/2049	30,035
7,896,587	Series 2011-C4-XA	1.36%	#^ I/O	07/15/2046	185,474
25,173,782	Series 2012-C8-XA	1.93%	# I/O	10/15/2045	1,908,888
5,953,945	Series 2012-CBX-XA	1.66%	# I/O	06/15/2045	333,937
79,342,792	Series 2015-JP1-XA	1.15%	# I/O	01/15/2049	4,566,908
6,097,000	Series 2007-LD11-AM	5.84%	#	06/15/2049	6,241,840
18,000,379	Series 2007-LDPX-AM	5.46%	#	01/15/2049	17,985,671
2,704,000	Series 2016-JP2-B	3.46%		08/15/2049	2,663,600
2,080,000	Series 2016-JP2-C	3.80%	#	08/15/2049	2,021,960

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	29

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
60,354,211	Series 2016-JP2-XA	1.86%	# I/O	08/15/2049	7,981,024
9,281,000	Series 2016-WIKI-E	4.01%	#^	10/05/2031	9,088,421
9,287,000	Series 2016-WPT-E	5.91%	#^	10/15/2033	9,479,789

	JPMBB Commercial Mortgage Securities Trust,
57,173,750	Series 2014-C18-XA	1.07%	# I/O	02/15/2047	2,577,536
3,000,000	Series 2014-C21-C	4.66%	#	08/15/2047	2,992,394
2,766,125	Series 2014-C23-C	4.46%	#	09/15/2047	2,773,753
3,766,500	Series 2014-C25-C	4.45%	#	11/15/2047	3,713,996
58,177,610	Series 2014-C25-XA	0.99%	# I/O	11/15/2047	3,029,157
50,394,697	Series 2014-C26-XA	1.17%	# I/O	01/15/2048	2,696,489
12,131,110	Series 2015-C27-D	3.84%	#^	02/15/2048	9,585,526
34,294,254	Series 2015-C27-XA	1.37%	# I/O	02/15/2048	2,383,794
4,500,000	Series 2015-C30-B	4.31%	#	07/15/2048	4,410,488
51,537,796	Series 2015-C31-XA	1.01%	# I/O	08/15/2048	2,924,780
4,750,000	Series 2015-C32-C	4.67%	#	11/15/2048	4,515,992
6,470,000	Series 2015-C33-C	4.62%	#	12/15/2048	6,492,881
6,122,000	Series 2016-C1-C	4.75%	#	03/15/2049	6,316,906
63,559,030	Series 2016-C2-XA	1.71%	# I/O	06/15/2049	6,397,839

	LB Commercial Mortgage Trust,
1,579,500	Series 2007-C3-AM	6.05%	#	07/15/2044	1,587,380
3,000,000	Series 2007-C3-AMFL	6.05%	#^	07/15/2044	3,018,548

	LB-UBS Commercial Mortgage Trust,
639,036	Series 2006-C7-XCL	0.49%	#^ I/O	11/15/2038	2,255
515,373	Series 2006-C7-XW	0.49%	#^ I/O	11/15/2038	1,819
3,017,800	Series 2007-C2-AM	5.49%	#	02/15/2040	3,019,368
4,708,000	Series 2007-C7-AJ	6.25%	#	09/15/2045	4,801,814

	LSTAR Commercial Mortgage Trust,
5,425,000	Series 2016-4-C	4.55%	#^	03/10/2049	5,003,689

	Merrill Lynch Mortgage Trust,
518,725	Series 2006-C1-AJ	5.44%	#	05/12/2039	518,229

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,382,360	Series 2012-C5-XA	1.57%	#^ I/O	08/15/2045	135,585
3,000,000	Series 2014-C18-C	4.49%	#	10/15/2047	2,958,235
4,000,000	Series 2014-C19-C	4.00%		12/15/2047	3,738,116
39,044,805	Series 2015-C20-XA	1.40%	# I/O	02/15/2048	2,855,686
4,600,000	Series 2015-C25-C	4.53%	#	10/15/2048	4,681,796
7,500,000	Series 2015-C26-D	3.06%	^	10/15/2048	5,608,184
4,674,000	Series 2015-C27-C	4.54%	#	12/15/2047	4,464,273
6,710,000	Series 2015-C27-D	3.24%	#^	12/15/2047	4,312,204
75,237,372	Series 2016-C30-XA	1.47%	# I/O	09/15/2049	7,659,714
6,907,000	Series 2016-C32-A4	3.72%		12/15/2049	7,168,914

	Morgan Stanley Capital, Inc.,
639,824	Series 2006-HQ8-AJ	5.40%	#	03/12/2044	640,538
3,462,000	Series 2007-1Q16-AMA	6.06%	#	12/12/2049	3,541,812
1,278,404	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	1,255,399
827,022	Series 2007-IQ13-AM	5.41%		03/15/2044	825,301
1,400,000	Series 2007-IQ16-AM	6.07%	#	12/12/2049	1,428,186
12,539,365	Series 2011-C1-XA	0.46%	#^ I/O	09/15/2047	167,809
4,000,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	3,890,910
4,000,000	Series 2014-MP-D	3.69%	#^	08/11/2029	4,050,144
92,780,923	Series 2015-UBS8-XA	0.97%	# I/O	12/15/2048	5,880,687
5,617,000	Series 2015-XLF2-AFSC	3.91%	#^	08/15/2026	5,618,313
32,082,528	Series 2016-UB11-XA	1.68%	# I/O	08/15/2049	3,403,815
7,347,000	Series 2017-PRME-D	4.31%	#^	02/15/2034	7,386,534

	MSCG Trust,
9,213,000	Series 2016-SNR-C	5.21%	^	11/15/2034	9,252,130

	PFP Ltd.,
3,421,000	Series 2017-3-A	1.83%	#^	01/14/2035	3,432,214
2,851,000	Series 2017-3-AS	2.08%	#^	01/14/2035	2,868,631
1,639,000	Series 2017-3-B	2.53%	#^	01/14/2035	1,651,316
1,710,000	Series 2017-3-C	3.28%	#^	01/14/2035	1,725,773

	SG Commercial Mortgage Securities Trust,
54,958,606	Series 2016-C5-XA	2.03%	# I/O	10/10/2048	7,024,276

	Sutherland Commercial Mortgage Loans LLC,
5,925,867	Series 2015-SBC4-A	4.00%	^	06/25/2039	5,904,382

	TIAA Seasoned Commercial Mortgage Trust,
148,265	Series 2007-C4-AJ	5.47%	#	08/15/2039	149,777

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS-Barclays Commercial Mortgage Trust,
13,644,303	Series 2012-C3-XA	2.01%	#^ I/O	08/10/2049	1,005,682

	Wachovia Bank Commercial Mortgage Trust,
1,739,010	Series 2006-C28-AJ	5.63%	#	10/15/2048	1,745,531
1,933,229	Series 2006-C29-IO	0.28%	# I/O	11/15/2048	19
1,836,726	Series 2007-C30-AJ	5.41%	#	12/15/2043	1,850,495
5,488,832	Series 2007-C33-AM	6.05%	#	02/15/2051	5,532,255
2,500,000	Series 2007-C33-B	6.05%	#	02/15/2051	2,436,838

	Wells Fargo Commercial Mortgage Trust,
6,750,000	Series 2014-LC16-D	3.94%	^	08/15/2050	5,592,017
2,200,000	Series 2015-C28-C	4.14%	#	05/15/2048	1,984,320
5,403,000	Series 2015-C31-C	4.61%	#	11/15/2048	5,488,980
78,175,811	Series 2015-C31-XA	1.11%	# I/O	11/15/2048	5,357,396
4,610,000	Series 2015-LC22-C	4.54%	#	09/15/2058	4,660,581
55,640,700	Series 2015-NXS1-XA	1.19%	# I/O	05/15/2048	3,588,413
4,000,000	Series 2015-NXS3-C	4.49%	#	09/15/2057	3,812,598
5,672,000	Series 2015-NXS4-C	4.60%	#	12/15/2048	5,809,202
5,613,000	Series 2015-P2-A4	3.81%		12/15/2048	5,859,406
78,677,741	Series 2015-P2-XA	1.03%	# I/O	12/15/2048	4,849,255
4,650,000	Series 2016-C32-C	4.72%	#	01/15/2059	4,521,816
4,483,000	Series 2016-C33-C	3.90%		03/15/2059	4,318,999
17,697,709	Series 2016-LC24-XA	1.74%	# I/O	10/15/2049	2,020,724

	WF-RBS Commercial Mortgage Trust,
17,982,843	Series 2012-C9-XA	2.09%	#^ I/O	11/15/2045	1,311,154
87,021,756	Series 2014-C21-XA	1.15%	# I/O	08/15/2047	5,056,391
55,755,711	Series 2014-C22-XA	0.93%	# I/O	09/15/2057	2,676,703
58,827,226	Series 2014-C24-XA	0.97%	# I/O	11/15/2047	2,983,888
82,284,833	Series 2016-NXS6-XA	1.66%	# I/O	11/15/2049	8,746,903

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $622,113,857)				606,448,554

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.8%

	Adjustable Rate Mortgage Trust,
11,952,263	Series 2007-1-4A1	4.41%	#	03/25/2037	9,271,635
79,505	Series 2007-3-1A1	4.25%	#^	11/25/2037	74,296

	Alternative Loan Trust,
22,667,819	Series 2005-49CB-A2	5.50%		11/25/2035	21,238,971

	Banc of America Funding Corporation,
1,568,012	Series 2005-G-A3	3.10%	#	10/20/2035	1,477,036
689,666	Series 2006-2-6A2	5.50%		03/25/2036	678,302
490,179	Series 2006-6-1A2	6.25%		08/25/2036	459,150

	Bayview Opportunity Master Fund Trust,
24,333,196	Series 2016-RPL3-A1	3.47%	#^	07/28/2031	24,310,379

	BCAP LLC Trust,
89,876	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	90,363

	Bear Stearns Asset Backed Securities Trust,
285,833	Series 2007-SD1-1A3A	6.50%		10/25/2036	220,796

	Chase Mortgage Finance Trust,
4,113,244	Series 2007-A2-6A4	3.22%	#	07/25/2037	3,943,667
1,544,368	Series 2007-S3-2A1	5.50%		05/25/2037	1,197,973

	CIM Trust,
20,000,000	Series 2016-2RR-B2	13.12%	#^	02/27/2056	17,543,924
20,000,000	Series 2016-3RR-B2	11.38%	#^	02/27/2056	17,546,440

	Citicorp Mortgage Securities, Inc.,
108,389	Series 2005-1-1A4	5.50%		02/25/2035	110,582

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	5.68%	#	09/25/2036	1,850,513

	Citigroup Mortgage Loan Trust, Inc.,
297,879	Series 2006-WF2-A2C	5.85%	#	05/25/2036	178,839
4,928,000	Series 2008-AR4-2A1B	3.25%	#^	11/25/2038	5,136,625
2,379,836	Series 2010-8-5A4	6.00%	#^	11/25/2036	2,454,657
12,280,956	Series 2010-8-6A4	6.00%	#^	12/25/2036	12,367,196

	CitiMortgage Alternative Loan Trust,
187,429	Series 2006-A2-A2	6.00%		05/25/2036	163,171
87,755	Series 2006-A5-3A3	6.00%		10/25/2036	72,907

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CitiMortgage Alternative Loan Trust, (Cont.)
194,539	Series 2007-A1-1A7	6.00%		01/25/2037	178,118
10,969,375	Series 2007-A5-1A10	5.75%		05/25/2037	10,052,163

	Countrywide Alternative Loan Trust,
1,987,675	Series 2004-22CB-1A1	6.00%		10/25/2034	2,054,977
231,268	Series 2005-20CB-1A1	5.50%		07/25/2035	210,809
285,499	Series 2005-28CB-3A6	6.00%		08/25/2035	225,212
1,321,158	Series 2005-46CB-A22	5.25%		10/25/2035	1,230,801
227,496	Series 2005-J10-1A13	1.68%	#	10/25/2035	175,338
454,820	Series 2006-26CB-A9	6.50%		09/25/2036	380,364
11,561,825	Series 2006-42-1A8	6.00%		01/25/2047	9,848,853
1,731,075	Series 2007-12T1-A1	6.00%		06/25/2037	1,398,023
1,864,805	Series 2007-16CB-2A1	1.43%	#	08/25/2037	990,855
540,001	Series 2007-16CB-2A2	46.40%	# I/F	08/25/2037	1,096,027
134,108	Series 2007-17CB-1A10	25.38%	# I/F	08/25/2037	195,783
642,017	Series 2007-18CB-2A17	6.00%		08/25/2037	578,165
2,828,758	Series 2007-23CB-A3	1.48%	#	09/25/2037	1,794,644
2,778,774	Series 2007-23CB-A4	5.52%	# I/F I/O	09/25/2037	637,634
784,831	Series 2007-4CB-2A1	7.00%		03/25/2037	224,708

	Countrywide Asset-Backed Certificates,
87,793	Series 2005-13-AF3	4.78%	#	04/25/2036	76,627

	Countrywide Home Loans,
25,273	Series 2002-32-2A6	5.00%		01/25/2018	25,346
481,952	Series 2005-28-A7	5.25%		01/25/2019	433,524
933,763	Series 2007-10-A5	6.00%		07/25/2037	804,443
416,941	Series 2007-15-1A16	6.25%		09/25/2037	383,715
1,112,084	Series 2007-3-A17	6.00%		04/25/2037	950,772

	Credit Suisse First Boston Mortgage Securities Corporation,
130,106	Series 2005-10-5A5	5.50%		11/25/2035	124,689
1,814,706	Series 2005-8-1A3	5.25%		09/25/2035	1,632,164

	Credit Suisse Mortgage Capital Certificates,
5,092,368	Series 2006-4-6A1	6.00%		05/25/2036	3,914,901
107,612	Series 2006-4-7A1	5.50%		05/25/2021	102,157
116,967	Series 2007-1-3A1	6.00%		02/25/2022	84,296
40,762	Series 2007-2-2A1	5.00%		03/25/2037	40,081
4,837,884	Series 2010-4R-3A17	6.00%	#^	06/26/2037	5,138,877
9,558,112	Series 2013-IVR1-A1	2.50%	#^	03/25/2043	9,166,411
20,065,319	Series 2013-IVR4-A11	3.48%	#^	07/25/2043	19,908,518
17,743,059	Series 2015-PR2-A1	4.25%	#^	07/26/2055	17,950,156
43,299,363	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	43,391,634
13,144,074	Series 2016-PR1-A1	5.10%	#^	07/25/2056	12,896,424

	CSMC Trust,
41,624,815	Series 2014-WIN2-A3	3.50%	#^	10/25/2044	41,467,931

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
13,568,243	Series 2005-6-2A1	5.50%		12/25/2035	11,875,107

	Deutsche Mortgage Securities, Inc.,
1,491,726	Series 2006-PR1-3A1	11.05%	#^ I/F	04/15/2036	1,616,782
191,924	Series 2006-PR1-4AI2	13.13%	#^ I/F	04/15/2036	221,058
1,484,440	Series 2006-PR1-5AI4	11.05%	#^ I/F	04/15/2036	1,521,035

	First Horizon Alternative Mortgage Securities,
448,368	Series 2006-FA2-1A5	6.00%		05/25/2036	354,410
4,196,684	Series 2006-FA8-1A1	6.25%		02/25/2037	3,365,709
105,075	Series 2006-RE1-A1	5.50%		05/25/2035	93,347

	FirstKey Mortgage Trust,
10,997,928	Series 2014-1-A8	3.50%	#^	11/25/2044	11,141,205

	GMACM Mortgage Loan Trust,
5,691,984	Series 2006-J1-A6	5.75%		04/25/2036	5,365,586

	GSAA Home Equity Trust,
233,656	Series 2005-7-AF5	4.61%	#	05/25/2035	235,969
1,621,878	Series 2007-10-A1A	6.00%		11/25/2037	1,368,276
1,425,061	Series 2007-10-A2A	6.50%		11/25/2037	1,024,978

	GSR Mortgage Loan Trust,
57,169	Series 2006-2F-5A1	4.50%		01/25/2021	54,976
6,005,015	Series 2006-3F-4A1	6.00%		03/25/2036	5,460,113
714,751	Series 2007-1F-2A2	5.50%		01/25/2037	690,217

	Impac Secured Assets Trust,
36,503,796	Series 2006-5-1A1C	1.25%	#	02/25/2037	28,152,231

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Alternative Loan Trust,
400,194	Series 2006-S2-A4	6.19%	#	05/25/2036	324,318
9,155,442	Series 2006-S3-A4	6.31%	#	08/25/2036	7,799,967
756,210	Series 2006-S3-A6	6.12%	#	08/25/2036	745,427
880,902	Series 2006-S4-A6	5.71%	#	12/25/2036	859,282

	JP Morgan Mortgage Trust,
347,693	Series 2007-S3-1A7	6.00%		08/25/2037	309,562

	Lehman Mortgage Trust,
1,898,813	Series 2005-1-2A4	5.50%		11/25/2035	1,770,852
777,978	Series 2006-3-1A5	6.00%		07/25/2036	628,219
52,320	Series 2006-9-1A19	26.17%	# I/F	01/25/2037	71,334
870,683	Series 2007-10-2A1	6.50%		01/25/2038	640,392
199,226	Series 2007-2-1A1	5.75%		02/25/2037	173,290

	MASTR Alternative Loans Trust,
132,512	Series 2005-2-3A1	6.00%		03/25/2035	123,908
53,908	Series 2007-1-2A7	6.00%		10/25/2036	36,533

	MASTR Asset Securitization Trust,
2,867,122	Series 2006-2-1A11	6.00%	#	06/25/2036	2,765,239

	Morgan Stanley Mortgage Loan Trust,
89,401	Series 2004-1-1A1	5.00%		11/25/2018	92,053
1,288,559	Series 2005-7-7A4	5.50%		11/25/2035	1,330,736
3,666,588	Series 2006-7-3A	5.13%	#	06/25/2036	3,028,704

	Morgan Stanley Re-Remic Trust,
1,941,277	Series 2010-R6-5C	5.75%	#^	05/26/2037	1,831,290

	Nomura Asset Acceptance Corporation,
242,327	Series 2006-AP1-A2	5.52%	#	01/25/2036	139,356

	Nomura Home Equity Loan, Inc.,
655,503	Series 2006-AF1-A2	5.80%	#	10/25/2036	308,089
1,168,618	Series 2007-1-1A1	6.06%	#	02/25/2037	603,126

	Option One Mortgage Loan Trust,
70,079	Series 2004-3-M3	1.96%	#	11/25/2034	64,688

	PHH Alternative Mortgage Trust,
454,720	Series 2007-2-4A1	6.00%		05/25/2022	461,143

	PR Mortgage Loan Trust,
11,575,828	Series 2014-1-APT	5.92%	#	10/25/2049	11,426,959

	Residential Accredit Loans, Inc.,
231,784	Series 2004-QS15-A1	5.25%		11/25/2034	235,833
459,862	Series 2005-QS14-3A3	6.00%		09/25/2035	435,814
62,249	Series 2005-QS1-A5	5.50%		01/25/2035	62,313
522,990	Series 2006-QS10-A4	5.75%		08/25/2036	435,636
5,706,860	Series 2006-QS10-A9	6.50%		08/25/2036	4,982,925
5,535,625	Series 2006-QS4-A10	6.00%		04/25/2036	4,801,220
1,112,479	Series 2006-QS6-1A15	6.00%		06/25/2036	954,776
237,414	Series 2006-QS6-2A1	6.00%		06/25/2021	233,394
1,764,958	Series 2007-QS3-A4	6.25%		02/25/2037	1,443,038
6,159,183	Series 2007-QS9-A33	6.50%		07/25/2037	5,473,624

	Residential Asset Mortgage Products, Inc.,
396,272	Series 2005-RS1-AI5	5.41%	#	01/25/2035	398,859

	Residential Asset Securitization Trust,
232,947	Series 2005-A10-A3	5.50%		09/25/2035	204,705
323,850	Series 2005-A11-2A4	6.00%		10/25/2035	254,354
70,338	Series 2005-A7-A3	5.50%		06/25/2035	60,299
1,909,108	Series 2006-A6-1A1	6.50%		07/25/2036	987,751
169,495	Series 2006-R1-A1	24.47%	# I/F	01/25/2046	258,086

	Residential Funding Mortgage Securities Trust,
139,701	Series 2006-S10-1A2	6.00%		10/25/2036	134,022
703,814	Series 2006-S11-A3	6.00%		11/25/2036	655,053
1,398,158	Series 2007-S2-A4	6.00%		02/25/2037	1,309,378
942,861	Series 2007-S3-1A4	6.00%		03/25/2037	844,020

	Securitized Mortgage Asset Loan Trust,
46,658,675	Series 2015-1-PC	1.89%	^¥	02/25/2054	35,365,512
8,730,091	Series 2015-2-PC	0.00%	^¥	12/26/2059	7,970,006
13,081,108	Series 2015-3-PC	0.00%	^¥	10/25/2044	12,041,918

	SGR Residential Mortgage Trust,
13,764,172	Series 2016-1-A1	3.75%	^	11/25/2046	13,895,772

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	31

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Shellpoint Co-Originator Trust,
30,728,282	Series 2016-1-1A10	3.50%	#^	11/25/2046	31,300,098

	Structured Asset Securities Corporation,
1,042,682	Series 2003-35-1A1	5.16%	#	12/25/2033	1,072,139
1,424,981	Series 2005-14-1A1	1.28%	#	07/25/2035	1,140,372
1,373,274	Series 2005-16-1A3	5.50%		09/25/2035	1,335,311
1,625,191	Series 2005-RF1-A	1.33%	#^	03/25/2035	1,414,205
1,629,102	Series 2005-RF1-AIO	4.30%	#^ I/O	03/25/2035	205,748

	VOLT LLC,
30,000,000	Series 2017-NPL2-A1	3.50%	#^	03/25/2047	30,087,660

	Washington Mutual Mortgage Pass-Through Certificates,
165,399	Series 2005-1-2A	6.00%		03/25/2035	154,206
1,243,865	Series 2006-1-3A1	5.75%		02/25/2036	1,170,982
2,785,511	Series 2006-2-4CB	6.00%		03/25/2036	2,660,384
5,037,362	Series 2006-8-A6	4.56%	#	10/25/2036	3,253,366
3,780,459	Series 2006-AR19-2A	1.87%	#	01/25/2047	3,613,049
2,568,630	Series 2007-3-A6	6.00%		04/25/2037	2,416,807
166,013	Series 2007-5-A11	33.59%	# I/F	06/25/2037	322,883
12,398,605	Series 2007-5-A3	7.00%		06/25/2037	8,109,896

	Wells Fargo Alternative Loan Trust,
1,635,638	Series 2007-PA5-1A1	6.25%		11/25/2037	1,577,251

	Wells Fargo Mortgage Backed Securities Trust,
1,150,266	Series 2005-17-1A1	5.50%		01/25/2036	1,129,322
77,245	Series 2005-AR14-A6	2.98%	#	08/25/2035	73,917
115,049	Series 2005-AR16-6A4	3.08%	#	10/25/2035	114,728
458,239	Series 2006-2-3A1	5.75%		03/25/2036	460,523
1,131,639	Series 2006-7-2A1	6.00%		06/25/2036	1,091,513
1,166,672	Series 2007-10-1A5	6.00%		07/25/2037	1,153,267
1,431,514	Series 2007-10-2A11	6.00%		07/25/2037	1,402,189
2,049,410	Series 2007-11-A96	6.00%		08/25/2037	2,026,781
2,401,918	Series 2007-14-1A1	6.00%		10/25/2037	2,367,227
571,006	Series 2007-4-A16	5.50%		04/25/2037	554,386
137,644	Series 2007-7-A1	6.00%		06/25/2037	135,236

	WinWater Mortgage Loan Trust,
21,176,778	Series 2015-5-A3	3.50%	#^	08/20/2045	21,372,007

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $634,990,266)				633,381,789

US CORPORATE BONDS 12.7%
10,051,000	AbbVie, Inc.	4.70%		05/14/2045	10,060,428
1,575,000	Acadia Healthcare Company, Inc.	5.63%		02/15/2023	1,638,976
10,052,000	Actavis Funding SCS	2.35%		03/12/2018	10,097,767
1,225,000	AECOM	5.13%	^	03/15/2027	1,231,125
11,458,000	Air Lease Corporation	3.75%		02/01/2022	11,812,637
2,560,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	2,489,600
2,135,000	Albertson’s Holdings LLC	5.75%	^	03/15/2025	2,076,287
780,000	Allison Transmission, Inc.	5.00%	^	10/01/2024	789,750
9,017,000	Ally Financial, Inc.	4.13%		03/30/2020	9,219,882
1,670,000	Ally Financial, Inc.	4.25%		04/15/2021	1,707,575
770,000	AMC Entertainment Holdings, Inc.	5.88%	^	11/15/2026	780,587
760,000	AMC Entertainment Holdings, Inc.	6.13%	^	05/15/2027	768,550
2,220,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	2,297,700
4,900,000	American Express Credit Corporation	2.25%		08/15/2019	4,939,861
9,760,000	American Express Credit Corporation	2.25%		05/05/2021	9,671,545
8,600,000	American Express Credit Corporation	2.70%		03/03/2022	8,597,119
10,625,000	Analog Devices, Inc.	2.50%		12/05/2021	10,533,529
4,595,000	Anheuser-Busch InBev Finance, Inc.	4.90%		02/01/2046	4,980,985
4,676,000	Apache Corporation	4.75%		04/15/2043	4,698,548

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,320,000	Applied Materials, Inc.	4.35%		04/01/2047	5,394,453
1,220,000	Aramark Services, Inc.	5.00%	^	04/01/2025	1,259,650
2,730,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	2,600,325
1,254,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	1,301,025
1,115,000	Ashland, Inc.	4.75%		08/15/2022	1,158,206
10,505,000	AT&T, Inc.	3.80%		03/01/2024	10,633,150
1,930,000	B&G Foods, Inc.	5.25%		04/01/2025	1,951,712
7,944,000	Bank of America Corporation	2.00%		01/11/2018	7,965,878
7,810,000	Bank of America Corporation	2.50%		10/21/2022	7,616,531
12,449,000	Berkshire Hathaway Energy Company	6.50%		09/15/2037	16,241,376
1,620,000	Berry Plastics Corporation	5.50%		05/15/2022	1,688,850
840,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	862,050
5,173,000	Boeing Company	6.88%		03/15/2039	7,316,008
10,208,000	Boston Properties LP	4.13%		05/15/2021	10,743,165
4,570,000	Broadcom Corporation	3.63%	^	01/15/2024	4,609,412
810,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	825,187
9,834,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	10,392,355
1,535,000	BWAY Holding Company	5.50%	^	04/15/2024	1,550,350
755,000	Calpine Corporation	5.75%		01/15/2025	753,022
11,303,000	Cardinal Health, Inc.	1.95%		06/15/2018	11,340,379
402,000	CCO Holdings LLC	5.25%		09/30/2022	418,080
525,000	CCO Holdings LLC	5.13%	^	05/01/2023	542,062
225,000	CCO Holdings LLC	5.13%	^	05/01/2027	227,109
4,965,000	Celgene Corporation	3.88%		08/15/2025	5,083,068
1,405,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	1,264,500
750,000	Centene Corporation	5.63%		02/15/2021	786,825
1,600,000	Centene Corporation	4.75%		01/15/2025	1,613,008
2,465,000	Cequel Communications Holdings LLC	6.38%	^	09/15/2020	2,542,031
9,841,000	Charter Communications Operating LLC	4.91%		07/23/2025	10,408,688
6,800,000	Chevron Corporation	1.56%		05/16/2019	6,779,138
5,815,000	Chevron Corporation	2.50%		03/03/2022	5,848,355
830,000	CHS Community Health Systems, Inc.	8.00%		11/15/2019	816,512
1,005,000	CHS Community Health Systems, Inc.	6.25%		03/31/2023	1,028,869
1,620,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	1,703,025
3,625,000	Cintas Corporation	3.70%		04/01/2027	3,711,239
10,335,000	Cisco Systems, Inc.	1.85%		09/20/2021	10,140,898
15,095,000	Citigroup, Inc.	2.70%		03/30/2021	15,125,764
275,000	Cliffs Natural Resources, Inc.	5.75%	^	03/01/2025	267,437
5,445,000	Coca Cola Company	1.55%		09/01/2021	5,320,533
1,282,000	Comcast Corporation	4.20%		08/15/2034	1,305,158
9,014,000	Comcast Corporation	4.40%		08/15/2035	9,358,452
1,663,000	CommScope, Inc.	5.00%	^	06/15/2021	1,714,969
870,000	CSC Holdings LLC	5.25%		06/01/2024	868,912
11,080,000	CSX Corporation	3.80%		11/01/2046	10,142,577
585,000	CyrusOne Finance Corporation	5.00%	^	03/15/2024	602,550
6,399,000	Delphi Corporation	4.15%		03/15/2024	6,691,210
3,396,000	Delphi Corporation	4.25%		01/15/2026	3,551,150
4,510,000	Delta Air Lines, Inc.	3.63%		03/15/2022	4,608,427
1,600,000	Diamond 1 Finance Corporation	7.13%	^	06/15/2024	1,769,618
430,000	DJO Finance, LLC	8.13%	^	06/15/2021	373,025
3,615,000	Duke Energy Corporation	3.75%		09/01/2046	3,271,618
8,955,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	9,113,083
1,286,000	Embarq Corporation	8.00%		06/01/2036	1,286,000
10,760,000	Enable Midstream Partners LP	4.40%		03/15/2027	10,699,841
1,210,000	Energy Transfer Equity LP	5.50%		06/01/2027	1,270,500
9,565,000	Energy Transfer Partners LP	4.75%		01/15/2026	9,859,535

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,250,000	Energy Transfer Partners LP	4.20%		04/15/2027	1,237,352
2,340,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	2,468,700
1,965,000	Envision Healthcare Corporation	6.25%	^	12/01/2024	2,068,163
275,000	EP Energy LLC	9.38%		05/01/2020	260,562
1,525,000	Equinix Inc.	5.88%		01/15/2026	1,626,031
1,706,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	1,724,118
5,175,000	Exelon Corporation	3.40%		04/15/2026	5,099,021
4,723,000	Express Scripts Holding Company	4.50%		02/25/2026	4,852,826
3,390,000	Express Scripts Holding Company	3.40%		03/01/2027	3,199,106
845,000	Extraction Oil & Gas Holdings LLC	7.88%	^	07/15/2021	895,700
9,867,000	FedEx Corporation	4.75%		11/15/2045	10,141,954
7,595,000	Fidelity National Information Services, Inc.	3.63%		10/15/2020	7,897,835
1,125,000	First Data Corporation	7.00%	^	12/01/2023	1,209,375
1,140,000	First Data Corporation	5.75%	^	01/15/2024	1,180,185
1,230,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	1,257,675
8,365,000	Ford Motor Company	7.45%		07/16/2031	10,574,456
340,000	Foresight Energy LLC	11.50%	^	04/01/2023	319,600
1,210,000	Frontier Communications Corporation	8.50%		04/15/2020	1,281,087
404,000	FTS International, Inc.	6.25%		05/01/2022	355,520
2,420,000	Gannett Company, Inc.	4.88%	^	09/15/2021	2,462,350
470,000	Gartner, Inc.	5.13%	^	04/01/2025	479,987
1,810,000	Gates Global LLC	6.00%	^	07/15/2022	1,850,725
8,420,000	General Motors Financial Company, Inc.	2.40%		05/09/2019	8,441,681
4,045,000	General Motors Financial Company, Inc.	3.20%		07/13/2020	4,117,256
3,605,000	General Motors Financial Company, Inc.	3.20%		07/06/2021	3,621,835
1,725,000	Genesy’s Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	1,880,250
21,067,000	Georgia-Pacific LLC	3.60%	^	03/01/2025	21,550,635
750,000	GLP Capital LP	5.38%		04/15/2026	776,250
6,230,000	Goldman Sachs Group, Inc.	2.35%		11/15/2021	6,112,072
4,105,000	Goldman Sachs Group, Inc.	3.00%		04/26/2022	4,113,025
1,575,000	Goodyear Tire & Rubber Company	5.13%		11/15/2023	1,642,922
820,000	Gray Television, Inc.	5.13%	^	10/15/2024	811,800
1,165,000	Gray Television, Inc.	5.88%	^	07/15/2026	1,188,300
765,000	Grinding Media Canada, Inc.	7.38%	^	12/15/2023	805,162
465,000	Halcon Resources Corporation	6.75%	^	02/15/2025	458,955
7,390,000	Hewlett Packard Enterprise Company	3.60%		10/15/2020	7,600,837
1,605,000	Hexion, Inc.	10.38%	^	02/01/2022	1,605,000
3,075,000	Hilton Domestic Operating Company, Inc.	4.25%	^	09/01/2024	3,051,937
2,626,000	Home Depot, Inc.	3.35%		09/15/2025	2,703,315
7,400,000	Home Depot, Inc.	3.00%		04/01/2026	7,394,975
1,245,000	Icahn Enterprises LP	6.25%	^	02/01/2022	1,266,787
1,560,000	Infor US, Inc.	6.50%		05/15/2022	1,610,856
2,085,000	Informatica LLC	7.13%	^	07/15/2023	2,038,087
1,000,000	ING Groep NV	3.95%		03/29/2027	1,002,743
5,505,000	International Paper Company	3.00%		02/15/2027	5,156,049
1,535,000	InVentiv Group Holdings, Inc.	7.50%	^	10/01/2024	1,586,806

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,550,000	Jack Ohio Finance Corporation	6.75%	^	11/15/2021	1,608,125
1,310,000	JBS LLC	5.75%	^	06/15/2025	1,329,650
7,187,000	John Deere Capital Corporation	2.65%		01/06/2022	7,216,970
10,125,000	JP Morgan Chase & Company	2.97%		01/15/2023	10,122,762
9,725,000	JP Morgan Chase & Company	4.25%		10/01/2027	10,001,229
9,349,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	10,876,757
4,867,000	Kraft Heinz Foods Company	1.60%		06/30/2017	4,868,791
5,703,000	Kraft Heinz Foods Company	2.00%		07/02/2018	5,718,313
13,715,000	Kroger Company	3.40%		04/15/2022	14,027,496
9,802,000	Laboratory Corporation	2.50%		11/01/2018	9,890,473
2,951,000	Level 3 Communications, Inc.	5.75%		12/01/2022	3,061,662
765,000	Levi Strauss & Company	5.00%		05/01/2025	788,103
13,049,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	16,296,987
825,000	LifePoint Health, Inc.	5.38%	^	05/01/2024	841,087
1,625,000	Live Nation Entertainment, Inc.	4.88%	^	11/01/2024	1,629,063
9,687,000	Lockheed Martin Corporation	4.70%		05/15/2046	10,531,939
420,000	MEG Energy Corporation	7.00%	^	03/31/2024	378,000
2,853,000	Memorial Production Partners LP	6.88%	Ω	08/01/2022	1,069,875
50,000	Metropolitan Edison Company	4.00%	^	04/15/2025	50,500
555,000	MGM Growth Properties LP	5.63%		05/01/2024	588,300
1,255,000	Micron Technology, Inc.	5.25%	^	08/01/2023	1,292,650
10,130,000	Microsoft Corporation	4.45%		11/03/2045	10,724,489
3,555,000	Morgan Stanley	2.50%		04/21/2021	3,538,843
7,145,000	Morgan Stanley	2.63%		11/17/2021	7,096,064
11,040,000	Morgan Stanley	3.63%		01/20/2027	10,976,995
2,795,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	3,011,962
8,269,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	8,271,233
1,925,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	1,923,880
10,645,000	Mylan NV	3.15%		06/15/2021	10,699,737
7,660,000	National Rural Utilities Cooperative Finance Corporation	2.00%		01/27/2020	7,633,895
1,264,000	Nationstar Capital Corporation	6.50%		07/01/2021	1,286,120
1,275,000	Navient Corporation	6.50%		06/15/2022	1,287,750
1,595,000	NCL Corporation Ltd.	4.75%	^	12/15/2021	1,622,913
7,300,000	New York Life Global Funding	2.90%	^	01/17/2024	7,325,149
2,455,000	Newell Brands, Inc.	3.15%		04/01/2021	2,513,719
1,260,000	Nexstar Escrow Corporation	5.63%	^	08/01/2024	1,282,050
825,000	NGL Energy Finance Corporation	7.50%	^	11/01/2023	855,938
1,295,000	NGL Energy Finance Corporation	6.13%	^	03/01/2025	1,262,625
445,000	Noble Holding International Ltd.	7.75%		01/15/2024	429,425
1,145,000	Novelis Corporation	6.25%	^	08/15/2024	1,196,525
475,000	Novelis Corporation	5.88%	^	09/30/2026	485,688
1,600,000	NRG Energy, Inc.	7.25%		05/15/2026	1,656,000
2,445,000	Occidental Petroleum Corporation	3.40%		04/15/2026	2,442,851
920,000	Olin Corporation	5.13%		09/15/2027	937,848
10,680,000	Omnicom Group, Inc.	3.60%		04/15/2026	10,693,895
865,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	888,788
1,925,000	Open Text Corporation	5.88%	^	06/01/2026	2,021,250

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	33

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,825,000	Oracle Corporation	1.90%		09/15/2021	9,662,976
9,685,000	Oracle Corporation	4.13%		05/15/2045	9,442,497
500,000	PDC Energy, Inc.	6.13%	^	09/15/2024	515,000
820,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	818,975
5,180,000	Penske Truck Leasing Company	4.20%	^	04/01/2027	5,284,056
11,000,000	PepsiCo, Inc.	3.45%		10/06/2046	9,975,801
4,462,000	Phillips 66	5.88%		05/01/2042	5,123,143
1,610,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	1,630,125
1,560,000	Pinnacle Entertainment, Inc.	5.63%	^	05/01/2024	1,585,350
9,726,000	PNC Funding Corporation	3.30%		03/08/2022	10,021,544
820,000	Post Holdings, Inc.	5.50%	^	03/01/2025	822,050
1,125,000	PQ Corporation	6.75%	^	11/15/2022	1,200,938
1,535,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	1,686,581
1,610,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	1,640,188
805,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	862,960
1,569,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	1,574,884
385,000	Revlon Consumer Products Corporation	6.25%		08/01/2024	385,000
1,070,000	Reynolds Group Issuer Inc.	7.00%	^	07/15/2024	1,147,575
10,015,000	Reynolds, Inc.	4.00%		06/12/2022	10,522,490
1,645,000	Rite Aid Corporation	6.13%	^	04/01/2023	1,636,775
4,530,000	S&P Global, Inc.	4.40%		02/15/2026	4,815,906
1,575,000	Sabre GLBL, Inc.	5.25%	^	11/15/2023	1,618,313
2,321,000	Sally Holdings LLC	5.75%		06/01/2022	2,399,334
895,000	Sanchez Energy Corporation	6.13%		01/15/2023	834,588
5,025,000	Schlumberger Holdings Corporation	2.35%	^	12/21/2018	5,059,627
1,070,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	1,146,238
1,670,000	Select Medical Corporation	6.38%		06/01/2021	1,695,050
10,220,000	Shell International Finance B.V.	1.38%		05/10/2019	10,131,617
1,760,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	1,813,891
11,405,000	Simon Property Group LP	3.30%		01/15/2026	11,267,421
450,000	Sinclair Television Group, Inc.	5.63%	^	08/01/2024	456,750
1,705,000	Sirius XM Radio Inc.	5.38%	^	07/15/2026	1,747,625
2,360,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	2,334,925
2,435,000	Six Flags Entertainment Corporation	5.50%	^	04/15/2027	2,435,000
970,000	SM Energy Company	5.00%		01/15/2024	921,500
10,100,000	Smithfield Foods, Inc.	4.25%	^	02/01/2027	10,231,401
1,075,000	Solera Finance, Inc.	10.50%	^	03/01/2024	1,233,219
14,121,000	Southern Company	2.45%		09/01/2018	14,243,584
1,686,000	Southern Company	1.85%		07/01/2019	1,677,594
1,230,000	Spectrum Brands, Inc.	5.75%		07/15/2025	1,306,875
7,235,000	State Street Corporation	3.55%		08/18/2025	7,442,543
3,350,000	State Street Corporation	2.65%		05/19/2026	3,212,844
1,420,000	Station Casinos LLC	7.50%		03/01/2021	1,480,350
10,174,000	Synchrony Financial	3.00%		08/15/2019	10,337,425
915,000	Targa Resources Partners Finance Corporation	5.38%	^	02/01/2027	951,600
1,665,000	Team Health Holdings, Inc.	6.38%	^	02/01/2025	1,635,863
815,000	Tempur Sealy International, Inc.	5.63%		10/15/2023	823,150
1,725,000	Tenet Healthcare Corporation	6.75%		06/15/2023	1,699,125
790,000	The ServiceMaster Company LLC	5.13%	^	11/15/2024	811,725
14,740,000	Thermo Fisher Scientific, Inc.	3.30%		02/15/2022	15,044,646

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,220,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	10,393,546
715,000	TreeHouse Foods, Inc.	6.00%	^	02/15/2024	752,538
10,335,000	Tyson Foods, Inc.	3.95%		08/15/2024	10,554,691
675,000	United Rentals North America, Inc.	5.50%		05/15/2027	683,438
10,430,000	UnitedHealth Group, Inc.	4.20%		01/15/2047	10,600,291
1,265,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	1,265,000
7,075,000	Vale Overseas Ltd.	5.88%		06/10/2021	7,599,399
855,000	Valeant Pharmaceuticals International, Inc.	7.00%	^	03/15/2024	879,581
10,747,000	Verizon Communications, Inc.	4.40%		11/01/2034	10,198,022
485,000	Videotron Ltd.	5.13%	^	04/15/2027	485,000
2,315,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	2,410,494
1,400,000	Vizient, Inc.	10.38%	^	03/01/2024	1,601,250
7,525,000	Waste Management, Inc.	4.10%		03/01/2045	7,574,025
1,285,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	1,328,369
10,164,000	WellPoint, Inc.	2.30%		07/15/2018	10,211,872
10,245,000	Wells Fargo & Company	3.07%		01/24/2023	10,295,723
4,660,000	Wells Fargo & Company	3.00%		04/22/2026	4,467,509
7,090,000	Wells Fargo & Company	3.00%		10/23/2026	6,795,942
605,000	Western Digital Corporation	7.38%	^	04/01/2023	664,744
1,600,000	Williams Partners LP	4.88%		03/15/2024	1,647,379
1,990,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	2,099,450
6,429,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	6,429,000
2,948,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	2,970,576

	Total US Corporate Bonds (Cost $1,022,642,392)				1,030,200,004

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 16.6%

	Federal Home Loan Mortgage Corporation,
992,050	Pool G01840	5.00%		07/01/2035	1,090,462
542,232	Pool G04817	5.00%		09/01/2038	590,211
18,400,661	Pool G08537	3.00%		07/01/2043	18,319,028
43,239,997	Pool G08622	3.00%		01/01/2045	42,878,370
12,330,410	Pool G08686	3.00%		01/01/2046	12,227,238
54,333,194	Pool G08701	3.00%		04/01/2046	53,878,558
63,545,458	Pool G08721	3.00%		09/01/2046	63,013,720
3,187,963	Pool N70081	5.50%		07/01/2038	3,529,276
10,170,308	Pool Q33789	3.50%		06/01/2045	10,445,005
4,157,108	Pool T60854	3.50%		09/01/2042	4,231,999
703,939	Pool U60299	4.00%		11/01/2040	745,575
45,738,518	Pool V82851	3.00%		01/01/2047	45,355,807
5,373,863	Series 2016-KF22-B	5.83%	#^	07/25/2023	5,423,265
78,116	Series 2692-SC	11.46%	# I/F	07/15/2033	94,836
2,796,202	Series 2722-PS	8.88%	# I/F	12/15/2033	3,211,304
142,056	Series 2750-ZT	5.00%		02/15/2034	155,780
290,094	Series 3002-SN	5.59%	# I/F I/O	07/15/2035	46,143
129,050	Series 3045-DI	5.82%	# I/F I/O	10/15/2035	20,795
468,976	Series 3116-Z	5.50%		02/15/2036	526,651
41,773	Series 3117-ZN	4.50%		02/15/2036	44,139
571,587	Series 3203-ZC	5.00%		07/15/2036	625,160
162,858	Series 3275-SC	5.17%	# I/F I/O	02/15/2037	20,889

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
935,637	Series 3382-SB	5.09%	# I/F I/O	11/15/2037	104,323
1,164,034	Series 3384-S	5.48%	# I/F I/O	11/15/2037	158,231
1,165,348	Series 3417-SX	5.27%	# I/F I/O	02/15/2038	170,000
111,243	Series 3423-GS	4.74%	# I/F I/O	03/15/2038	12,679
111,243	Series 3423-SG	4.74%	# I/F I/O	03/15/2038	11,667
203,653	Series 3524-LB	3.97%	#	06/15/2038	196,110
393,944	Series 3562-WS	4.04%	# I/F I/O	08/15/2039	36,107
314,625	Series 3582-SA	5.09%	# I/F I/O	10/15/2049	40,520
659,066	Series 3606-CS	5.44%	# I/F I/O	12/15/2039	119,892
377,303	Series 3616-SG	5.44%	# I/F I/O	03/15/2032	62,383
1,615,681	Series 3626-AZ	5.50%		08/15/2036	1,754,623
640,198	Series 3666-SC	4.86%	# I/F I/O	05/15/2040	92,170
413,973	Series 3666-VZ	5.50%		08/15/2036	452,118
2,524,181	Series 3779-DZ	4.50%		12/15/2040	2,633,974
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,450,073
510,694	Series 3786-SG	7.68%	# I/F	01/15/2041	529,667
4,906,417	Series 3792-SE	8.04%	# I/F	01/15/2041	5,236,882
2,558,455	Series 3795-VZ	4.00%		01/15/2041	2,695,905
63,096	Series 3798-SD	7.78%	# I/F	12/15/2040	64,203
1,562,907	Series 3806-CZ	5.50%		07/15/2034	1,745,558
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,198,596
2,757,660	Series 3818-CZ	4.50%		03/15/2041	2,978,273
1,786,783	Series 3819-ZU	5.50%		07/15/2034	1,961,245
3,736,782	Series 3824-EY	3.50%		03/15/2031	3,963,756
251,282	Series 3828-SW	10.46%	# I/F	02/15/2041	311,812
2,770,337	Series 3863-ZA	5.50%		08/15/2034	3,029,165
3,688,726	Series 3888-ZG	4.00%		07/15/2041	3,907,969
16,091,551	Series 3889-VZ	4.00%		07/15/2041	17,015,459
2,871,864	Series 3910-GZ	5.00%		08/15/2041	3,295,627
21,120,247	Series 3967-ZP	4.00%		09/15/2041	22,646,130
5,448,810	Series 3972-AZ	3.50%		12/15/2041	5,488,833
24,177,352	Series 4057-ZA	4.00%		06/15/2042	25,426,073
8,769,224	Series 4096-DZ	3.50%		08/15/2042	8,795,574
27,649,991	Series 4165-ZT	3.00%		02/15/2043	25,597,308
8,357,426	Series 4291-MS	4.99%	# I/F I/O	01/15/2054	1,406,243
17,929,093	Series 4341-AZ	3.00%		05/15/2044	16,420,993
18,860,023	Series 4377-A	3.00%		06/15/2039	19,138,954
14,014,307	Series 4391-MA	3.00%		07/15/2040	14,292,295
13,019,581	Series 4413-AZ	3.50%		11/15/2044	13,107,736
2,442,425	Series 4419-TB	3.00%		02/15/2040	2,456,471
10,818,098	Series 4423-Z	3.50%		12/15/2044	10,756,130
18,941,269	Series 4427-MA	3.00%		02/15/2034	19,394,837
28,254,148	Series 4471-BA	3.00%		12/15/2041	28,464,800
40,054,924	Series 4471-GA	3.00%		02/15/2044	40,319,799
24,542,033	Series 4481-B	3.00%		12/15/2042	24,633,428
14,796,450	Series 4511-QA	3.00%		01/15/2041	14,968,707
69,855,850	Series 4542-AC	2.70%		01/15/2045	69,260,490
4,781,000	Series K-050-A2	3.33%	#	08/25/2025	4,967,952
6,528,000	Series K-053-A2	3.00%		12/25/2025	6,612,043
618,736	Series R003-ZA	5.50%		10/15/2035	700,790

	Federal Home Loan Mortgage Corporation Pass-Thru,
6,720,000	Series K054-A2	2.75%		01/25/2026	6,671,471
106,129,187	Series K722-X1	1.31%	# I/O	03/25/2023	6,767,423

	Federal National Mortgage Association,
18,818,755	Pool AL9238	3.00%		10/01/2041	18,775,078
51,529,827	Pool AS7661	3.00%		08/01/2046	50,929,910
10,144,741	Pool AS7724	2.50%		08/01/2046	9,680,185
40,694,858	Pool AS8522	3.00%		12/01/2046	40,398,410
23,999,061	Pool BC9081	3.00%		12/01/2046	23,824,236
23,900,135	Pool BD8013	2.50%		09/01/2046	22,805,658
20,447,832	Pool MA2621	3.50%		05/01/2046	20,851,724
30,641,427	Pool MA2649	3.00%		06/01/2046	30,284,960
69,193,310	Pool MA2737	3.00%		09/01/2046	68,689,244
38,527	Series 2003-117-KS	6.12%	# I/F I/O	08/25/2033	1,007
391,809	Series 2003-W17-1A7	5.75%		08/25/2033	439,604
3,160,005	Series 2005-20-QH	5.00%		03/25/2035	3,440,868
550,646	Series 2006-101-SA	5.60%	# I/F I/O	10/25/2036	92,113
247,152	Series 2006-56-SM	5.77%	# I/F I/O	07/25/2036	39,333
203,179	Series 2007-116-BI	5.27%	# I/F I/O	05/25/2037	30,874
2,244,264	Series 2007-30-FS	25.28%	# I/F	04/25/2037	3,455,326
872,644	Series 2007-30-OI	5.46%	# I/F I/O	04/25/2037	152,201

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
154,612	Series 2008-29-ZA	4.50%		04/25/2038	165,802
163,893	Series 2008-62-SC	5.02%	# I/F I/O	07/25/2038	21,125
961,676	Series 2009-111-EZ	5.00%		01/25/2040	1,010,801
51,072	Series 2009-111-SE	5.27%	# I/F I/O	01/25/2040	7,492
100,950	Series 2009-16-MZ	5.00%		03/25/2029	110,427
141,846	Series 2009-48-WS	4.97%	# I/F I/O	07/25/2039	15,118
628,754	Series 2009-62-PS	5.12%	# I/F I/O	08/25/2039	79,122
1,671,312	Series 2009-77-ZA	4.50%		10/25/2039	1,792,371
384,222	Series 2009-83-Z	4.50%		10/25/2039	402,179
175,440	Series 2010-101-ZH	4.50%		07/25/2040	185,152
55,491	Series 2010-109-BS	46.37%	# I/F	10/25/2040	208,592
587,753	Series 2010-112-ZA	4.00%		10/25/2040	602,010
388,068	Series 2010-121-SD	3.52%	# I/F I/O	10/25/2040	33,730
29,336	Series 2010-137-VS	12.65%	# I/F	12/25/2040	40,478
2,566,983	Series 2010-150-ZA	4.00%		01/25/2041	2,690,517
88,038	Series 2010-31-SA	4.02%	# I/F I/O	04/25/2040	8,365
124,868	Series 2010-34-PS	3.95%	# I/F I/O	04/25/2040	13,339
242,789	Series 2010-35-SP	5.37%	# I/F I/O	04/25/2050	50,123
82,969	Series 2010-35-SV	5.47%	# I/F I/O	04/25/2040	10,929
3,245,356	Series 2010-37-MY	4.50%		04/25/2040	3,433,764
228,681	Series 2010-59-PS	5.47%	# I/F I/O	03/25/2039	20,824
361,163	Series 2010-59-SC	4.02%	# I/F I/O	01/25/2040	42,834
1,477,958	Series 2010-60-VZ	5.00%		10/25/2039	1,547,660
323,394	Series 2010-64-EZ	5.00%		06/25/2040	354,531
666,624	Series 2010-7-PE	5.00%		02/25/2040	723,008
352,873	Series 2010-90-GS	5.02%	# I/F I/O	08/25/2040	44,745
57,791	Series 2010-99-SG	21.08%	# I/F	09/25/2040	100,279
7,514,274	Series 2011-141-PZ	4.00%		01/25/2042	7,932,421
16,064,719	Series 2011-18-UZ	4.00%		03/25/2041	16,889,337
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,571,050
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,031,256
1,791,902	Series 2011-59-MA	4.50%		07/25/2041	1,918,397
24,120,277	Series 2013-45-LZ	3.00%		05/25/2043	22,143,010
30,971,965	Series 2013-6-ZB	3.00%		02/25/2043	28,075,981
13,161,328	Series 2014-55-MA	3.00%		10/25/2039	13,445,714
24,816,430	Series 2014-70-VZ	3.00%		11/25/2044	22,934,431
8,306,977	Series 2014-73-CZ	3.00%		11/25/2044	7,609,484
33,257,923	Series 2015-09-HA	3.00%		01/25/2045	33,955,501
6,348,000	Series 2016-M3-A2	2.70%		02/25/2026	6,249,498
432,873	Series 400-S4	4.47%	# I/F I/O	11/25/2039	60,561

	Federal National Mortgage Association Pass-Thru,
194,014	Pool 555743	5.00%		09/01/2033	212,888
167,178	Pool 735382	5.00%		04/01/2035	183,010
1,274,071	Pool 735383	5.00%		04/01/2035	1,394,788
681,839	Pool 735402	5.00%		04/01/2035	746,321
977,177	Pool 735484	5.00%		05/01/2035	1,069,659
188,938	Pool 931104	5.00%		05/01/2039	206,260
1,181,723	Pool 995112	5.50%		07/01/2036	1,323,612
1,128,301	Pool 995203	5.00%		07/01/2035	1,236,128
1,029,879	Pool AB2123	4.00%		01/01/2031	1,090,409
125,666	Pool AB2370	4.50%		09/01/2035	131,677
15,986,962	Pool AB6854	3.00%		11/01/2042	15,949,860
44,250	Pool AC1032	5.00%		06/01/2040	45,372
33,900	Pool AD2177	4.50%		06/01/2030	36,460
1,468,687	Pool AH7309	4.00%		02/01/2031	1,554,973
32,748,832	Pool AS4645	3.00%		03/01/2045	32,548,464
807,642	Pool MA0264	4.50%		12/01/2029	868,219
51,091	Pool MA0282	5.00%		12/01/2039	56,001
575,112	Pool MA0353	4.50%		03/01/2030	618,400
33,540	Pool MA0468	5.00%		07/01/2040	35,874
17,587,638	Pool MA2151	3.50%		01/01/2045	17,934,981
11,220,508	Pool MA2248	3.00%		04/01/2045	11,090,209
14,204,809	Pool MA2621	3.50%		04/01/2046	14,569,937

	Government National Mortgage Association,
475,399	Pool 752494SF	5.50%		09/20/2039	521,357
271,875	Series 2003-67-SP	6.12%	# I/F I/O	08/20/2033	62,754
207,294	Series 2008-82-SM	5.07%	# I/F I/O	09/20/2038	30,598
2,706,773	Series 2009-32-ZE	4.50%		05/16/2039	2,892,842
3,035,178	Series 2009-35-DZ	4.50%		05/20/2039	3,270,420
3,199,759	Series 2009-75-GZ	4.50%		09/20/2039	3,407,280
3,875,829	Series 2009-75-HZ	5.00%		09/20/2039	4,188,465
9,942,453	Series 2010-113-SM	5.07%	# I/F I/O	09/20/2040	1,381,601
121,921	Series 2010-25-ZB	4.50%		02/16/2040	131,789

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	35

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
5,974,964	Series 2011-45-GZ	4.50%		03/20/2041	6,316,194
8,375,358	Series 2011-70-WS	7.74%	# I/F	12/20/2040	9,003,925
12,995,383	Series 2011-71-ZA	4.50%		02/20/2041	13,857,381
19,697,449	Series 2013-117-MS	5.17%	# I/F I/O	02/20/2043	2,707,929
8,802,987	Series 2013-122-SB	5.17%	# I/F I/O	08/16/2043	1,511,920
41,549,689	Series 2013-169-SE	5.12%	# I/F I/O	11/16/2043	5,950,161
13,958,257	Series 2014-102-TS	4.62%	# I/F I/O	07/20/2044	2,009,330
11,099,585	Series 2014-118-PS	5.22%	# I/F I/O	08/20/2044	1,615,356
9,712,137	Series 2014-118-SA	5.22%	# I/F I/O	08/20/2044	1,515,282

	Total US Government / Agency Mortgage Backed Obligations (Cost $1,343,747,213)				1,344,698,453

US GOVERNMENT AND AGENCY OBLIGATIONS 24.3%
6,100,000	United States Treasury Bonds	1.50%		02/28/2023	5,896,748
202,250,000	United States Treasury Bonds	2.75%		11/15/2042	192,583,866
39,374,335	United States Treasury Inflation Indexed Bonds	0.13%		07/15/2024	39,041,622
39,915,746	United States Treasury Inflation Indexed Bonds	0.13%		07/15/2026	38,974,772
95,723,792	United States Treasury Inflation Indexed Bonds	1.00%		02/15/2046	97,309,265
54,500,000	United States Treasury Notes	0.63%		05/31/2017	54,495,149
135,900,000	United States Treasury Notes	0.63%		09/30/2017	135,719,525
192,000,000	United States Treasury Notes	1.00%		02/15/2018	191,917,440
19,500,000	United States Treasury Notes	1.00%		05/15/2018	19,476,386
110,700,000	United States Treasury Notes	1.00%		05/31/2018	110,548,673
175,300,000	United States Treasury Notes	1.50%		05/31/2020	174,865,256
167,000,000	United States Treasury Notes	2.00%		11/30/2020	168,728,784
8,550,000	United States Treasury Notes	1.75%		12/31/2020	8,556,849
184,700,000	United States Treasury Notes	2.25%		03/31/2021	187,997,264
271,200,000	United States Treasury Notes	1.75%		03/31/2022	268,646,923
48,600,000	United States Treasury Notes	2.13%		02/29/2024	48,333,283
242,750,000	United States Treasury Notes	1.63%		05/15/2026	227,696,587

	Total US Government and Agency Obligations (Cost $1,975,905,192)				1,970,788,392

AFFILIATED MUTUAL FUNDS 9.9%
38,177,441	DoubleLine Global Bond Fund (Class I)				383,301,511
37,092,309	DoubleLine Infrastructure Income Fund (Class I)				373,519,556
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				48,950,000

	Total Affiliated Mutual Funds (Cost $809,000,000)				805,771,067

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.1%
34,833	Energy Gulf Coast, Inc.*				1,043,950
67,847	Pacific Exploration and Production Corporation*				2,110,029
7,893	SandRidge Energy, Inc.*				145,942

	Total Exchange Traded Funds and Common Stocks (Cost $15,752,527)				3,299,921

WARRANTS 0.0%
	Energy Gulf Coast, Inc.,
11,182	Expiration 12/30/2021, Strike Price $43.66*				69,887

	Total Warrants (Cost $237,990)				69,887

SHORT TERM INVESTMENTS 2.9%
78,680,077	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		78,680,077
78,680,077	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		78,680,077
78,680,077	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		78,680,077

	Total Short Term Investments (Cost $236,040,231)				236,040,231

	Total Investments 100.6% (Cost $8,184,019,908)				8,158,827,208
	Liabilities in Excess of Other Assets (0.6)%				(49,307,982)

	NET ASSETS 100.0%				$8,109,519,226

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	24.3%
US Government / Agency Mortgage Backed Obligations	16.6%
US Corporate Bonds	12.7%
Affiliated Mutual Funds	9.9%
Foreign Corporate Bonds	8.0%
Non-Agency Residential Collateralized Mortgage Obligations	7.8%
Non-Agency Commercial Mortgage Backed Obligations	7.5%
Collateralized Loan Obligations	3.5%
Short Term Investments	2.9%
Bank Loans	2.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.6%
Asset Backed Obligations	1.8%
Municipal Bonds	0.3%
Exchange Traded Funds and Common Stocks	0.1%
Warrants	0.0%
Other Assets and Liabilities	(0.6)%

100.0%

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	24.3%
US Government / Agency Mortgage Backed Obligations	16.6%
Affiliated Mutual Funds	9.9%
Non-Agency Residential Collateralized Mortgage Obligations	7.8%
Non-Agency Commercial Mortgage Backed Obligations	7.5%
Banking	4.4%
Collateralized Loan Obligations	3.5%
Short Term Investments	2.9%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.6%
Oil & Gas	1.9%
Asset Backed Obligations	1.8%
Telecommunications	1.5%
Utilities	1.5%
Healthcare	1.1%
Transportation	1.1%
Technology	1.1%
Media	1.0%
Pharmaceuticals	0.8%
Consumer Products	0.6%
Automotive	0.6%
Energy	0.5%
Finance	0.5%
Retailers (other than Food/Drug)	0.5%
Electronics/Electric	0.5%
Insurance	0.5%
Financial Intermediaries	0.5%
Chemicals/Plastics	0.4%
Aerospace & Defense	0.4%
Pulp & Paper	0.4%
Food Products	0.4%
Real Estate	0.3%
Food/Drug Retailers	0.3%
Municipal Bonds	0.3%
Beverage and Tobacco	0.3%
Containers and Glass Products	0.3%
Health Care Providers & Services	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Building and Development (including Steel/Metals)	0.2%
Industrial Equipment	0.2%
Business Equipment and Services	0.2%
Leisure	0.2%
Mining	0.1%
Conglomerates	0.1%
Construction	0.1%
Environmental Control	0.1%
Biotechnology	0.1%
Cosmetics/Toiletries	0.1%
Other Assets and Liabilities	(0.6)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	90.0%
Mexico	1.5%
Chile	0.8%
Brazil	0.7%
Canada	0.6%
United Kingdom	0.5%
Dominican Republic	0.5%
Australia	0.5%
India	0.5%
Argentina	0.4%
China	0.4%
Peru	0.4%
Costa Rica	0.3%
Guatemala	0.3%
Panama	0.3%
Israel	0.3%
Indonesia	0.3%
Colombia	0.3%
Malaysia	0.3%
Qatar	0.2%
Singapore	0.2%
South Korea	0.2%
Japan	0.2%
Poland	0.2%
Luxembourg	0.1%
France	0.1%
Hong Kong	0.1%
Trinidad & Tobago	0.1%
Ireland	0.1%
Jamaica	0.1%
Philippines	0.1%
Netherlands	0.0%	~
Paraguay	0.0%	~
El Salvador	0.0%	~
Hungary	0.0%	~
Other Assets and Liabilities	(0.6)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $1,397,141,706 or 17.2% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2017.

&	Unfunded or partially unfunded loan commitment. At March 31, 2017, the value of these securities amounted to $312,169 or 0.0% of net assets.

†	Perpetual Maturity

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of March 31, 2017

¥	Illiquid security. At March 31, 2017, the value of these securities amounted to $57,622,622 or 0.7% of net assets.

~	Represents less than 0.05% of net assets

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

*	Non-income producing security

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	37

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2017

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2017 is as follows:

Fund	Value at March 31, 2016	Gross Purchases	Gross Sales	Shares Held at March 31, 2017	Value at March 31, 2017	Dividend Income Earned in the Year Ended March 31, 2017	Net Realized Gain (Loss) in the Year Ended March 31, 2017
DoubleLine Global Bond Fund	$85,656,164	$304,500,000	$—	38,177,441	$383,301,511	$473,841	$—
DoubleLine Long Duration Total Return Bond Fund	52,000,000	—	—	5,000,000	48,950,000	1,638,282	—
DoubleLine Infrastructure Income Fund	—	373,000,000	—	37,092,309	373,519,556	3,398,472	—

	$137,656,164	$677,500,000	$—	80,269,750	$805,771,067	$5,510,595	$—

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 69.0%

ARGENTINA 1.4%
800,000	Aeropuerto Argentina S.A.	6.88%	^	02/01/2027	828,000
500,000	Banco Macro S.A.	6.75%	#^	11/04/2026	503,100
6,800,000	Banco Macro S.A.	6.75%	#	11/04/2026	6,842,160
6,200,000	Pampa Energia S.A.	7.50%	^	01/24/2027	6,286,180

					14,459,440

BRAZIL 7.8%
5,000,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	5,200,000
1,300,000	BR Malls International Finance Ltd.	8.50%	†	04/21/2049	1,309,750
4,500,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	4,005,000
2,200,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,958,000
7,631,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	7,688,232
1,500,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	1,278,750
2,000,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	2,012,500
4,000,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	3,998,000
3,500,000	MARB BondCo PLC	7.00%	^	03/15/2024	3,482,500
3,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	3,141,900
7,600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	7,980,000
2,500,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	2,625,000
10,500,000	Pontis Ltd.	5.13%	^	03/31/2027	10,531,500
11,000,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	495,000
4,900,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	1,813,000
3,500,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	1,325,625
2,800,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	2,967,160
17,000,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	16,872,500

					78,684,417

CHILE 9.4%
5,123,000	AES Gener S.A.	5.00%		07/14/2025	5,215,606
6,143,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	6,776,033
7,700,000	Cencosud S.A.	5.15%		02/12/2025	8,037,734
2,000,000	Colbun S.A.	6.00%		01/21/2020	2,172,632
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	7,892,418
4,000,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	4,043,688
4,000,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	3,837,352
6,435,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	6,173,341
3,600,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	3,727,757
5,100,000	Engie Energia Chile S.A.	4.50%		01/29/2025	5,226,330
11,008,000	ENTEL Chile S.A.	4.75%		08/01/2026	11,308,164
900,000	GNL Quintero S.A.	4.63%		07/31/2029	922,500
14,224,326	Guanay Finance Ltd.	6.00%		12/15/2020	14,668,836
11,620,000	Inversiones CMPC S.A.	4.38%	^	04/04/2027	11,576,441
2,810,000	SUAM Finance B.V.	4.88%		04/17/2024	2,924,367
204,000	Transelec S.A.	3.88%		01/12/2029	198,390

					94,701,589

CHINA 4.8%
2,000,000	CNOOC Finance Ltd.	4.25%		01/26/2021	2,097,032
16,500,000	CNOOC Finance Ltd.	3.50%		05/05/2025	16,358,248
7,400,000	CNPC General Capital Ltd.	3.40%		04/16/2023	7,508,908
4,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	3,974,780

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
20,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	18,573,600

					48,512,568

COLOMBIA 2.1%
5,100,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	5,079,600
8,500,000	Avianca Holdings S.A.	8.38%		05/10/2020	8,466,000
200,000	Banco de Bogota S.A.	6.25%	^	05/12/2026	209,250
3,100,000	Banco GNB Sudameris S.A.	6.50%	^	04/03/2027	3,149,445
4,609,000	GrupoSura Finance S.A.	5.50%		04/29/2026	4,868,256

					21,772,551

COSTA RICA 1.9%
10,970,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	11,175,687
1,400,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	1,426,250
3,600,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	3,806,712
3,000,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	3,172,260

					19,580,909

DOMINICAN REPUBLIC 1.7%
7,500,000	AES Andres B.V.	7.95%	^	05/11/2026	8,065,275
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,837,188
7,098,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	7,244,645

					17,147,108

EL SALVADOR 0.7%
7,200,000	AES El Salvador Trust	6.75%		03/28/2023	6,714,000

					6,714,000

GUATEMALA 1.7%
2,300,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	2,386,250
1,600,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,660,000
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,337,500
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,927,376
4,400,000	Industrial Senior Trust	5.50%		11/01/2022	4,420,416

					16,731,542

HONG KONG 1.3%
13,500,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	13,475,881

					13,475,881

INDIA 5.8%
1,753,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,870,101
10,000,000	Bharti Airtel Ltd.	4.38%		06/10/2025	10,008,926
15,595,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	15,926,066
1,000,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	1,098,506
13,900,000	ONGC Videsh Ltd.	3.75%		07/27/2026	13,638,930
9,000,000	Reliance Holdings, Inc.	4.50%		10/19/2020	9,550,530
5,600,000	Reliance Holdings, Inc.	5.40%		02/14/2022	6,116,561
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	652,028

					58,861,648

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	39

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 0.9%
8,400,000	Pertamina Persero PT	5.63%		05/20/2043	8,644,188

					8,644,188

ISRAEL 2.6%
4,700,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	4,876,250
1,000,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	1,048,750
4,000,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	4,257,500
15,060,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	15,858,180

					26,040,680

JAMAICA 1.6%
500,000	Digicel Ltd.	7.00%		02/15/2020	482,500
7,500,000	Digicel Ltd.	7.13%	^	04/01/2022	5,868,750
12,000,000	Digicel Ltd.	7.13%		04/01/2022	9,390,000

					15,741,250

MALAYSIA 2.9%
2,800,000	Axiata SPV2 BHD	3.47%		11/19/2020	2,870,160
11,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	11,119,933
15,400,000	Petronas Capital Ltd.	3.50%		03/18/2025	15,669,669

					29,659,762

MEXICO 10.9%
1,000,000	Banco Mercantil del Norte S.A.	5.75%	#^	10/04/2031	981,250
6,400,000	Banco Mercantil del Norte S.A.	5.75%	#	10/04/2031	6,280,000
3,000,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	2,947,500
9,200,000	Banco Santander	5.95%	#	01/30/2024	9,545,000
9,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	9,000,000
1,600,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	1,584,000
6,850,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	6,781,500
19,700,000	Comision Federal de Electricidad	4.75%		02/23/2027	19,798,500
1,300,000	Comision Federal de Electricidad	6.13%		06/16/2045	1,342,250
9,600,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	9,744,000
1,000,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	1,040,000
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	7,533,125
7,104,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	6,295,920
1,500,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	1,548,750
1,700,000	Grupo Televisa SAB	4.63%		01/30/2026	1,752,241
5,000,000	Grupo Televisa SAB	6.13%		01/31/2046	5,312,318
2,200,000	Sigma Alimentos S.A. de C.V.	4.13%		05/02/2026	2,156,000
2,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	1,985,000
6,834,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	6,834,000
7,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	7,110,000

					109,571,354

PANAMA 2.2%
1,193,000	Autoridad del Canal de Panama	4.95%		07/29/2035	1,309,318
10,847,886	ENA Norte Trust	4.95%		04/25/2023	11,227,562
2,000,000	Global Bank Corporation	5.13%	^	10/30/2019	2,061,000
5,400,000	Global Bank Corporation	5.13%		10/30/2019	5,564,700
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,489,500

					21,652,080

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PARAGUAY 0.4%
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	414,000
3,300,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	3,415,500

					3,829,500

PERU 5.2%
6,665,972	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	7,165,920
8,033,095	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	8,635,577
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	2,895,750
190,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	208,288
2,100,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	2,299,500
5,818,000	Camposol S.A.	10.50%	^	07/15/2021	6,152,535
2,750,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,777,500
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	3,484,590
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,320,227
16,488,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	16,694,100

					52,633,987

QATAR 1.5%
15,138,000	Ooredoo International Finance Ltd.	3.88%		01/31/2028	14,921,300

					14,921,300

SINGAPORE 1.4%
7,000,000	DBS Group Holdings Ltd.	3.60%	#†	12/29/2049	6,896,449
7,000,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	7,032,452

					13,928,901

SOUTH KOREA 0.5%
305,000	GS Caltex Corporation	3.25%		10/01/2018	309,558
1,500,000	Kia Motors Corporation	2.63%		04/21/2021	1,490,276
200,000	Korea Development Bank	3.00%		01/13/2026	199,619
2,900,000	Korea Development Bank	2.00%		09/12/2026	2,645,487

					4,644,940

TRINIDAD & TOBAGO 0.3%
3,000,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	3,120,000

					3,120,000

	Total Foreign Corporate Bonds (Cost $709,451,521)				695,029,595

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 28.7%

ARGENTINA 3.4%
24,100,000	Argentine Republic Government International Bond	6.88%	^	01/26/2027	24,419,325
10,000,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	10,152,000

					34,571,325

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BRAZIL 1.9%
20,000,000	Brazilian Government International Bond	5.63%		01/07/2041	19,550,000

					19,550,000

CHILE 1.0%
10,000,000	Chile Government International Bond	3.13%		01/21/2026	10,180,000

					10,180,000

COLOMBIA 0.4%
4,200,000	Colombia Government International Bond	4.50%		01/28/2026	4,446,750

					4,446,750

COSTA RICA 1.9%
15,808,000	Costa Rica Government International Bond	10.00%		08/01/2020	18,602,854

					18,602,854

DOMINICAN REPUBLIC 3.6%
6,800,000	Dominican Republic International Bond	5.50%		01/27/2025	6,944,500
18,300,000	Dominican Republic International Bond	5.95%	^	01/25/2027	18,734,625
10,000,000	Dominican Republic International Bond	6.85%		01/27/2045	10,400,000

					36,079,125

GUATEMALA 1.6%
10,200,000	Guatemala Government Bond	4.50%		05/03/2026	10,176,336
5,285,000	Guatemala Government Bond	4.88%		02/13/2028	5,401,270

					15,577,606

HUNGARY 0.4%
4,000,000	Hungary Government International Bond	6.25%		01/29/2020	4,388,284

					4,388,284

INDONESIA 2.8%
12,000,000	Indonesia Government International Bond	5.88%		03/13/2020	13,139,304
5,500,000	Indonesia Government International Bond	4.35%	^	01/08/2027	5,697,763
9,700,000	Perusahaan Penerbit SBSN Indonesia III	4.15%	^	03/29/2027	9,752,865

					28,589,932

MEXICO 4.1%
13,000,000	Mexico Government International Bond	4.13%		01/21/2026	13,396,500
15,000,000	Mexico Government International Bond	4.15%		03/28/2027	15,281,250
12,410,000	Mexico Government International Bond	4.75%		03/08/2044	12,099,750

					40,777,500

PANAMA 1.9%
15,000,000	Panama Government International Bond	3.88%		03/17/2028	15,281,250
4,000,000	Panama Government International Bond	4.30%		04/29/2053	3,810,000

					19,091,250

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PHILIPPINES 1.0%
9,900,000	Philippine Government International Bond	3.70%		02/02/2042	9,803,119

					9,803,119

POLAND 1.0%
6,000,000	Republic of Poland Government International Bond	5.13%		04/21/2021	6,580,080
3,000,000	Republic of Poland Government International Bond	3.25%		04/06/2026	2,980,665

					9,560,745

QATAR 1.8%
18,000,000	Qatar Government International Bond	2.38%		06/02/2021	17,821,530

					17,821,530

SOUTH KOREA 1.9%
20,000,000	Korea International Bond	2.75%		01/19/2027	19,689,500

					19,689,500

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $284,827,216)				288,729,520

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.4%

COLOMBIA 0.4%
114,249	Pacific Exploration and Production Corporation*				3,553,136

	Total Exchange Traded Funds and Common Stocks (Cost $20,010,064)				3,553,136

SHORT TERM INVESTMENTS 2.4%
8,089,337	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		8,089,337
8,089,338	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		8,089,338
8,089,338	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		8,089,338

	Total Short Term Investments (Cost $24,268,013)				24,268,013

	Total Investments 100.5% (Cost $1,038,556,814)				1,011,580,264
	Liabilities in Excess of Other Assets (0.5)%				(4,531,835)

	NET ASSETS 100.0%				$1,007,048,429

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	41

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	March 31, 2017

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	28.7%
Oil & Gas	15.5%
Banking	12.2%
Utilities	11.0%
Telecommunications	6.2%
Transportation	5.8%
Consumer Products	3.9%
Media	3.3%
Finance	2.5%
Short Term Investments	2.4%
Pulp & Paper	1.9%
Chemicals/Plastics	1.4%
Conglomerates	1.3%
Hotels/Motels/Inns and Casinos	1.3%
Building and Development (including Steel/Metals)	1.1%
Retailers (other than Food/Drug)	0.8%
Construction	0.4%
Beverage and Tobacco	0.3%
Technology	0.2%
Automotive	0.2%
Real Estate	0.1%
Other Assets and Liabilities	(0.5)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	14.9%
Chile	10.4%
Brazil	9.8%
India	5.8%
Dominican Republic	5.3%
Peru	5.2%
Argentina	4.9%
China	4.8%
Panama	4.0%
Costa Rica	3.8%
Indonesia	3.7%
Qatar	3.3%
Guatemala	3.2%
Colombia	3.0%
Malaysia	2.9%
Israel	2.6%
South Korea	2.4%
United States	2.4%
Jamaica	1.6%
Singapore	1.4%
Hong Kong	1.3%
Philippines	1.0%
Poland	1.0%
El Salvador	0.7%
Hungary	0.4%
Paraguay	0.4%
Trinidad & Tobago	0.3%
Other Assets and Liabilities	(0.5)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $269,737,985 or 26.8% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2017.

†	Perpetual Maturity

♦	Seven-day yield as of March 31, 2017

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

*	Non-income producing security

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.0%

	Arcadia Receivables Credit Trust,
941,107	Series 2017-1-A	3.25%	^	06/15/2023	944,544

	AVANT Loans Funding Trust,
109,439	Series 2015-A-A	4.00%	^	08/16/2021	109,801
812,859	Series 2015-A-B	6.00%	^	08/16/2021	820,731

	BMW Vehicle Lease Trust,
1,000,000	Series 2017-1-A1	1.00%		03/20/2018	1,000,080

	Citi Held For Asset Issuance,
764,661	Series 2015-PM1-B	2.93%	^	12/15/2021	765,146
500,000	Series 2015-PM1-C	5.01%	^	12/15/2021	499,018

	LendingClub Issuance Trust,
391,814	Series 2016-NP2-A	3.00%	^	01/17/2023	393,034

	MarketPlace Loan Trust,
169,098	Series 2015-CB1-A	4.00%	^	07/15/2021	168,992

	SoFi Consumer Loan Program Trust,
1,000,000	Series 2017-2-A	3.28%	^	02/25/2026	1,001,251

	Westlake Automobile Receivables Trust,
1,000,000	Series 2017-1A-A1	1.10%	^	03/15/2018	1,000,017

	Total Asset Backed Obligations (Cost $6,687,764)				6,702,614

COLLATERALIZED LOAN OBLIGATIONS 2.3%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-E	5.42%	#^	04/17/2025	924,732
1,000,000	Series 2013-1A-SUB	6.81%	#^@	04/17/2025	467,865

	Cent Ltd.,
1,000,000	Series 2013-18A-E	5.64%	#^	07/23/2025	955,223
1,000,000	Series 2013-18A-SUB	7.58%	#^@	07/23/2025	519,454

	Madison Park Funding Ltd.,
500,000	Series 2014-15A-DR	6.48%	#^	01/27/2026	499,004

	MP Ltd.,
500,000	Series 2014-1A-AR	2.21%	#^	07/18/2026	500,975

	Total Collateralized Loan Obligations (Cost $4,657,939)				3,867,253

MUNICIPAL BONDS 0.9%
2,500,000	Commonwealth of Puerto Rico General Obligation	8.00%	Ω	07/01/2035	1,556,250

	Total Municipal Bonds (Cost $2,249,008)				1,556,250

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 6.4%

	Adjustable Rate Mortgage Trust,
229,984	Series 2006-1-2A1	3.66%	#	03/25/2036	184,082

	Banc of America Alternative Loan Trust,
440,290	Series 2006-7-A4	6.00%	#	10/25/2036	263,915

	BCAP LLC Trust,
41,326	Series 2007-AA2-2A5	6.00%		04/25/2037	36,060
2,881,219	Series 2009-RR4-1A2	9.27%	#^	06/26/2037	1,399,618

	ChaseFlex Trust,
245,460	Series 2007-M1-2F4	4.30%	#	08/25/2037	205,380

	CIM Trust,
910,000	Series 2017-3RR-B2	16.78%	#^	01/27/2057	1,001,000

	Citicorp Mortgage Securities, Inc.,
37,075	Series 2007-2-3A1	5.50%		02/25/2037	36,980

	Citigroup Mortgage Loan Trust, Inc.,
167,085	Series 2009-7-2A2	5.50%	^	10/25/2021	178,018

	CitiMortgage Alternative Loan Trust,
259,681	Series 2007-A6-1A11	6.00%		06/25/2037	225,969

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust,
96,776	Series 2006-32CB-A16	5.50%		11/25/2036	80,754
740,421	Series 2006-J1-2A1	7.00%		02/25/2036	280,758
21,457	Series 2007-17CB-1A10	25.38%	# I/F	08/25/2037	31,325
14,194	Series 2007-21CB-2A2	24.47%	# I/F	09/25/2037	18,794

	Countrywide Home Loans,
222,667	Series 2007-10-A5	6.00%		07/25/2037	191,829
11,831	Series 2007-4-1A5	6.50%		05/25/2037	10,275

	Credit Suisse First Boston Mortgage Securities Corporation,
145,177	Series 2005-8-1A3	5.25%		09/25/2035	130,573

	Credit Suisse Mortgage Capital Certificates,
43,496	Series 2006-9-4A1	6.00%		11/25/2036	34,958
255,325	Series 2010-7R-4A17	6.00%	#^	04/26/2037	258,178

	Deutsche Mortgage Securities, Inc.,
132,722	Series 2006-PR1-3A1	11.05%	#^ I/F	04/15/2036	143,848
296,888	Series 2006-PR1-5AI4	11.05%	#^ I/F	04/15/2036	304,207

	First Horizon Alternative Mortgage Securities,
53,733	Series 2007-FA2-1A3	6.00%		04/25/2037	40,832

	GreenPoint Mortgage Funding Trust,
1,508,526	Series 2005-AR3-2A1	1.24%	#	08/25/2045	979,024

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	167,340

	GSR Mortgage Loan Trust,
116,078	Series 2006-2F-2A20	10.32%	# I/F	02/25/2036	116,211

	JP Morgan Alternative Loan Trust,
32,755	Series 2005-S1-2A11	6.00%		12/25/2035	29,846
496,031	Series 2006-S1-1A3	5.50%		03/25/2036	417,901

	JP Morgan Mortgage Acquisition Corporation,
157,981	Series 2006-CH2-AF3	5.46%	#	10/25/2036	122,184

	Lavender Trust,
128,698	Series 2010-R12A-A3	6.00%	^	06/26/2037	129,891

	Lehman Mortgage Trust,
80,022	Series 2006-4-1A3	4.42%	# I/F I/O	08/25/2036	13,414
5,001	Series 2006-4-1A4	6.00%		08/25/2036	4,501
43,669	Series 2007-5-11A1	5.35%	#	06/25/2037	33,901

	Lehman XS Trust,
200,256	Series 2005-1-3A3A	5.11%	#	07/25/2035	185,251

	MASTR Resecuritization Trust,
307,695	Series 2008-4-A1	6.00%	#^	06/27/2036	280,037

	Morgan Stanley Mortgage Loan Trust,
1,776,548	Series 2006-8AR-1A4	1.23%	#	06/25/2036	910,163
307,267	Series 2007-13-6A1	6.00%		10/25/2037	258,563

	Residential Accredit Loans, Inc.,
225,568	Series 2006-QS10-A9	6.50%		08/25/2036	196,954
3,938	Series 2006-QS13-1A8	6.00%		09/25/2036	3,322
225,768	Series 2006-QS2-1A4	5.50%		02/25/2036	195,459
46,057	Series 2006-QS7-A4	1.38%	#	06/25/2036	29,625
138,171	Series 2006-QS7-A5	4.62%	# I/F I/O	06/25/2036	20,811
84,229	Series 2006-QS8-A4	1.43%	#	08/25/2036	54,822
252,686	Series 2006-QS8-A5	4.57%	# I/F I/O	08/25/2036	36,451

	Residential Asset Mortgage Products, Inc.,
280,642	Series 2004-RS2-MII1	1.85%	#	02/25/2034	272,093

	Residential Asset Securitization Trust,
22,892	Series 2005-A12-A12	5.50%		11/25/2035	21,812
552,232	Series 2006-A16-1A3	6.00%		02/25/2037	426,633
444,837	Series 2007-A1-A8	6.00%		03/25/2037	290,262
354,353	Series 2007-A5-2A5	6.00%		05/25/2037	310,933

	Washington Mutual Mortgage Pass-Through Certificates,
296,315	Series 2006-8-A6	4.56%	#	10/25/2036	191,375

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $11,108,527)				10,756,132

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	43

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 2.9%

	Federal Home Loan Mortgage Corporation,
64,065	Series 3261-SA	5.52%	# I/F I/O	01/15/2037	11,752
30,554	Series 3317-DS	12.72%	# I/F	05/15/2037	38,807
131,717	Series 3355-BI	5.14%	# I/F I/O	08/15/2037	19,868
109,128	Series 3384-S	5.48%	# I/F I/O	11/15/2037	14,834
169,050	Series 3384-SG	5.40%	# I/F I/O	08/15/2036	23,262
108,404	Series 3417-SX	5.27%	# I/F I/O	02/15/2038	15,814
139,053	Series 3423-GS	4.74%	# I/F I/O	03/15/2038	15,849
1,369,004	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	15,727
155,442	Series 3500-SA	4.61%	# I/F I/O	01/15/2039	15,704
267,494	Series 3523-SM	5.09%	# I/F I/O	04/15/2039	40,934
39,394	Series 3562-WS	4.04%	# I/F I/O	08/15/2039	3,611
256,934	Series 3728-SV	3.54%	# I/F I/O	09/15/2040	23,841
218,103	Series 3758-S	5.12%	# I/F I/O	11/15/2040	37,505
79,184	Series 3779-DZ	4.50%		12/15/2040	82,628
257,162	Series 3815-ST	4.94%	# I/F I/O	02/15/2041	35,775
96,101	Series 3900-SB	5.06%	# I/F I/O	07/15/2041	12,219
432,891	Series 3923-CZ	5.00%		09/15/2041	487,115

	Federal National Mortgage Association,
114,718	Series 2006-101-SA	5.60%	# I/F I/O	10/25/2036	19,190
60,599	Series 2006-123-LI	5.34%	# I/F I/O	01/25/2037	10,772
419,871	Series 2007-39-AI	5.14%	# I/F I/O	05/25/2037	72,288
193,699	Series 2007-57-SX	5.64%	# I/F I/O	10/25/2036	35,066
12,742	Series 2009-49-S	5.77%	# I/F I/O	07/25/2039	2,381
293,613	Series 2009-86-CI	4.82%	# I/F I/O	09/25/2036	36,228
105,736	Series 2009-90-IA	4.77%	# I/F I/O	03/25/2037	12,943
102,253	Series 2009-90-IB	4.74%	# I/F I/O	04/25/2037	12,980
314,976	Series 2010-39-SL	4.69%	# I/F I/O	05/25/2040	44,284
152,560	Series 2011-5-PS	5.42%	# I/F I/O	11/25/2040	18,950
365,078	Series 2012-30-DZ	4.00%		04/25/2042	386,788
1,121,712	Series 2013-53-ZC	3.00%		06/25/2043	1,046,397
687,773	Series 2013-55-KS	4.53%	# I/F	06/25/2043	628,229
1,047,548	Series 2013-55-VZ	3.00%		06/25/2043	972,495

	Government National Mortgage Association,
31,220	Series 2009-6-SM	4.97%	# I/F I/O	02/20/2038	5,108
497,914	Series 2011-45-GZ	4.50%		03/20/2041	526,349
250,000	Series 2011-7-LS	7.92%	# I/F	12/20/2040	267,525

	Total US Government / Agency Mortgage Backed Obligations (Cost $4,806,914)				4,993,218

REAL ESTATE INVESTMENT TRUSTS 4.8%
460,000	Annaly Capital Management, Inc.				5,110,600
148,747	Chimera Investment Corporation				3,001,715

	Total Real Estate Investment Trusts (Cost $6,852,088)				8,112,315

EXCHANGE TRADED FUNDS AND COMMON STOCKS 23.6%
171,500	iShares Core MSCI Emerging Markets ETF				8,195,985
101,500	iShares MSCI Australia Index ETF				2,294,915
183,000	iShares MSCI France ETF				4,851,330
55,000	iShares MSCI Hong Kong Index ETF				1,223,750
19,375	iShares MSCI Singapore Capped ETF				441,944
18,000	iShares MSCI Sweden Capped ETF				568,260
42,500	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.				322,150
330,000	PowerShares Senior Loan Portfolio				7,675,800
217,000	SPDR EURO STOXX 50 ETF				7,887,950

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
25,600	Stone Harbor Emerging Markets Income Fund				404,992
37,500	Templeton Emerging Markets Income Fund				421,125
143,000	VanEck Vectors Gold Miners ETF				3,261,830
51,343	Western Asset Emerging Markets Debt Fund, Inc.				795,816
129,206	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund				1,443,231

	Total Exchange Traded Funds and Common Stocks (Cost $39,941,920)				39,789,078

AFFILIATED MUTUAL FUNDS 25.7%
578,000	DoubleLine Core Fixed Income Fund (Class I)				6,277,078
199,203	DoubleLine Flexible Income Fund (Class I)				1,956,175
675,944	DoubleLine Low Duration Bond Fund (Class I)				6,786,481
2,663,622	DoubleLine Total Return Bond Fund (Class I)				28,314,301

	Total Affiliated Mutual Funds (Cost $45,097,852)				43,334,035

SHORT TERM INVESTMENTS 23.5%
11,229,103	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		11,229,103
1,654,600	Dreyfus Government Cash Management - Institutional Shares	0.66%	♦		1,654,600
9,574,503	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		9,574,503
11,229,103	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦‡		11,229,103
6,000,000	United States Treasury Bills	0.00%		05/04/2017	5,996,495

	Total Short Term Investments (Cost $39,683,904)				39,683,804

	Total Investments 94.1% (Cost $161,085,916)				158,794,699
	Other Assets in Excess of Liabilities 5.9%				10,020,252

	NET ASSETS 100.0%				$168,814,951

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	25.7%
Exchange Traded Funds and Common Stocks	23.6%
Short Term Investments	23.5%
Non-Agency Residential Collateralized Mortgage Obligations	6.4%
Real Estate Investment Trusts	4.8%
Asset Backed Obligations	4.0%
US Government / Agency Mortgage Backed Obligations	2.9%
Collateralized Loan Obligations	2.3%
Municipal Bonds	0.9%
Other Assets and Liabilities	5.9%

100.0%

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $13,264,584 or 7.9% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2017.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

I/O	Interest only security

♦	Seven-day yield as of March 31, 2017

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2017.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

‡	All or a portion of security has been pledged as collateral in connection with swaps.

Futures Contracts - Long
Contracts	Security Description	Expiration Month/Year	Unrealized Appreciation (Depreciation)
198	Euro STOXX 50 Future	06/2017	$241,709
30	CME Ultra Long Term US Treasury Bond Future	06/2017	17,430
27	Ultra 10-Year US Treasury Note Future	06/2017	10,068
23	Gold Future	06/2017	4,991
63	mini MSCI Emerging Markets Index Future	06/2017	(16,277)
58	FTSE 100 Index Future	06/2017	(27,675)
89	E-mini S&P 500 Future	06/2017	(93,895)
74	Nikkei-225 Future	06/2017	(139,677)

			$(3,326)

Futures Contracts - Short
Contracts	Security Description	Expiration Month/Year	Unrealized Appreciation (Depreciation)
75	Euro-OAT Future	06/2017	$(39,335)
134	5-Year US Treasury Note Futures	06/2017	(92,516)

			$(131,851)

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	0.20%	580,000	04/06/2017	$6,645
S&P GSCI Gold Official Close Index	Morgan Stanley	0.20%	580,000	04/06/2017	1,484
S&P GSCI Cocoa Official Close Index	Morgan Stanley	0.25%	580,000	04/06/2017	(281)
S&P GSCI Aluminum Official Close Index	Morgan Stanley	0.25%	580,000	04/06/2017	(2,949)
S&P GSCI Copper Official Close Index	Morgan Stanley	0.25%	580,000	04/06/2017	(11,696)
S&P GSCI Zinc Official Close Index	Morgan Stanley	0.25%	580,000	04/06/2017	(20,346)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	31,300,000	04/28/2017	6,808,820

					$6,781,677

Total Return Swaps - Short
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	0.15%	580,000	04/06/2017	$179
S&P GSCI Crude Oil Official Close Index	Morgan Stanley	0.15%	580,000	04/06/2017	(2,882)
S&P GSCI Kansas Wheat Official Close Index	Morgan Stanley	0.25%	580,000	04/06/2017	(4,522)
S&P GSCI Wheat Official Close Index	Morgan Stanley	0.25%	580,000	04/06/2017	(7,581)
S&P GSCI Cotton Official Close Index	Morgan Stanley	0.25%	580,000	04/06/2017	(8,373)
S&P GSCI Corn Official Close Index	Morgan Stanley	0.25%	580,000	04/06/2017	(10,955)

					$(34,134)

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At March 31, 2017, the four sector constituents with each index ticker indicated in parentheses and their weightings were as follows: Consumer Discretionary Select Sector Index (IXYTR) 25.4%, Technology Select Sector Index (IXTTR) 25.3%, Health Care Select Sector Index (IXVTR) 24.7%, Industrial Select Sector Index (IXITR) 24.6%.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	45

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	March 31, 2017

Interest Rate Swaps
Fixed Rate	Reference Index	Floating Rate Paid or Received	Maturity Date	Notional Amount	Counterparty	Unrealized Appreciation (Depreciation)
1.99%	US CPI Urban Consumers NSA Index	Received	10/19/2026	5,000,000	Bank of America Merrill Lynch	$149,024
2.03%	US CPI Urban Consumers NSA Index	Received	10/28/2026	5,000,000	Bank of America Merrill Lynch	133,122
2.04%	US CPI Urban Consumers NSA Index	Received	11/03/2026	5,000,000	Bank of America Merrill Lynch	126,158

						$408,304

Forward Currency Exchange Contracts
Settlement Date	Currency to be Delivered		U.S. Value	Currency to be Received		U.S. Value	Counterparty	Unrealized Appreciation (Depreciation)
04/18/2017	4,891,279	United States Dollar	$4,891,279	4,017,903	British Pound	$5,036,136	BNP Paribas	$144,857
04/28/2017	7,146,718	United States Dollar	7,146,718	6,600,000	Euro	7,049,733	Morgan Stanley	(96,985)

			$12,037,997			$12,085,869		$47,872

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2017 is as follows:

Fund	Value at March 31, 2016	Gross Purchases	Gross Sales	Shares Held at March 31, 2017	Value at March 31, 2017	Dividend Income Earned in the Year Ended March 31, 2017	Net Realized Gain (Loss) in the Year Ended March 31, 2017
DoubleLine Total Return Bond Fund	$28,953,571	$—	$—	2,663,622	$28,314,301	$1,058,608	$—
DoubleLine Core Fixed Income Fund	6,282,858	—	—	578,000	6,277,078	180,713	—
DoubleLine Flexible Income Fund	1,902,390	—	—	199,203	1,956,175	67,916	—
DoubleLine Low Duration Bond Fund	—	6,800,000	—	675,944	6,786,481	123,512	—

	$37,138,819	$6,800,000	$—	4,116,769	$43,334,035	$1,430,749	$—

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 8.3%

	Access Group, Inc.,
11,198,521	Series 2007-A-B	1.60%	#	02/25/2037	9,903,281

	Access Point Funding LLC,
867,157	Series 2015-A-A	2.61%	^	04/15/2020	867,648

	AMPLIT Trust,
2,555,169	Series 2015-A-A	5.00%	^	09/15/2021	2,564,916

	Arcadia Receivables Credit Trust,
23,527,663	Series 2017-1-A	3.25%	^	06/15/2023	23,613,609

	AVANT Loans Funding Trust,
1,255,182	Series 2016-B-A	3.92%	^	08/15/2019	1,259,692
315,657	Series 2016-C-A	2.96%	^	09/16/2019	316,176

	Blue Elephant Loan Trust,
109,595	Series 2015-1-A	3.12%	^	12/15/2022	109,880

	Consumer Credit Origination Loan Trust,
54,593	Series 2015-1-A	2.82%	^	03/15/2021	54,594

	Consumer Installment Loan Trust,
1,416,704	Series 2016-LD1-A	3.96%	^	07/15/2022	1,429,912

	Eagle Ltd.,
1,957,813	Series 2014-1A-A1	2.57%	^	12/15/2039	1,946,367

	Eaglewood Consumer Loan Trust,
3,306,708	Series 2014-1-A	3.50%	^¥	10/15/2019	3,299,463

	Earnest Student Loan Program,
13,382,755	Series 2016-A-A2	2.50%	^	04/25/2033	13,298,163

	Flagship Credit Auto Trust,
6,000,000	Series 2016-3-B	2.43%	^	06/15/2021	5,972,303
12,750,000	Series 2016-4-B	2.41%	^	10/15/2021	12,634,368
15,000,000	Series 2017-1-B	2.83%	^	03/15/2023	14,995,161

	Invitation Homes Trust,
13,239,615	Series 2015-SFR3-A	2.24%	#^	08/17/2032	13,341,199

	LendingClub Issuance Trust,
13,713,504	Series 2016-NP2-A	3.00%	^	01/17/2023	13,756,194

	Lendmark Funding Trust,
17,750,000	Series 2016-2A-A	3.26%	^	04/21/2025	17,684,076

	Mariner Finance Issuance Trust,
10,000,000	Series 2017-AA-A	3.62%	^	02/20/2029	10,063,509

	Marketplace Loan Trust,
5,263,305	Series 2015-AV2-A	4.00%	^	10/15/2021	5,302,848

	OneMain Financial Issuance Trust,
1,480,542	Series 2014-1A-A	2.43%	^	06/18/2024	1,480,940
10,000,000	Series 2015-1A-A	3.19%	^	03/18/2026	10,118,508

	Oportun Funding LLC,
10,000,000	Series 2016-C-A	3.28%	^	11/08/2021	9,921,411

	Progress Residential Trust,
7,722,215	Series 2016-SFR1-A	2.44%	#^	09/17/2033	7,829,526

	SCF Equipment Leasing LLC,
4,880,182	Series 2017-1A-A	3.77%	^	01/20/2023	4,875,447

	Sierra Timeshare Receivables Funding LLC,
14,553,678	Series 2016-2A-A	2.33%	^	07/20/2033	14,556,583

	Sofi Consumer Loan Program LLC,
1,136,742	Series 2016-1-A	3.26%	^	08/25/2025	1,135,931
6,918,649	Series 2016-3-A	3.05%	^	12/26/2025	6,931,196

	SoFi Consumer Loan Program Trust,
7,606,549	Series 2016-2-A	3.09%	^	10/27/2025	7,622,107
14,080,255	Series 2017-1-A	3.28%	^	01/26/2026	14,165,745
10,000,000	Series 2017-2-A	3.28%	^	02/25/2026	10,012,512

	SoFi Professional Loan Program,
2,831,276	Series 2013-A-A	3.75%	^	12/25/2029	2,894,263
988,704	Series 2014-A-A2	3.02%	^	10/25/2027	1,000,420
4,168,086	Series 2015-C-A2	2.51%	^	08/25/2033	4,162,566
7,627,535	Series 2016-A-A2	2.76%	^	12/26/2036	7,691,783
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,924,352
28,000,000	Series 2017-B-A1FX	1.83%	^	05/25/2040	27,997,880

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SpringCastle America Funding LLC,
24,771,022	Series 2016-AA-A	3.05%	^	04/25/2029	24,972,906

	Springfield Funding Trust,
10,000,000	Series 2015-AA-A	3.16%	^	11/15/2024	10,098,839

	Springleaf Funding Trust,
15,810,000	Series 2016-AA-A	2.90%	^	11/15/2029	15,907,865

	Spruce Trust,
734,494	Series 2016-E1-A	4.32%	^	06/15/2028	725,917

	Westlake Automobile Receivables Trust,
7,000,000	Series 2016-2A-B	2.30%	^	11/15/2019	7,020,136
10,000,000	Series 2016-3A-C	2.46%	^	01/18/2022	9,966,094

	Total Asset Backed Obligations (Cost $358,059,771)				358,426,286

BANK LOANS 4.5%

	Allison Transmission, Inc.,
8,500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.99%	#	09/23/2022	8,586,190

	Avolon Holdings, Ltd.,
8,750,000	Senior Secured 1st Lien Term Loan, Tranche B2	3.73%	#	03/20/2022	8,877,619

	Berry Plastics Corporation,
8,790,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.52%	#	10/01/2022	8,856,848

	Burger King Restaurant Brands,
8,517,242	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	02/16/2024	8,535,000

	Charter Communications Operating LLC,
8,805,000	Guaranteed Senior Secured 1st Lien Term Loan Tranche I	3.23%	#	01/15/2024	8,857,610

	CSC Holdings LLC,
4,025,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	10/11/2024	4,023,752

	Dell International, LLC,
8,460,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.49%	#	09/07/2023	8,505,388

	Delta Air Lines, Inc.,
8,480,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.35%	#	10/18/2018	8,527,022

	First Data Corporation,
8,440,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.98%	#	03/24/2021	8,513,850

	Galleria Company,
8,405,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.81%	#	09/29/2023	8,489,050

	Grifols Worldwide Operations USA, Inc.,
8,850,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.19%	#	01/31/2025	8,875,045

	HCA Inc.,
8,490,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B9	2.98%	#	03/17/2023	8,540,728

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hilton Worldwide,
8,425,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	2.98%	#	10/25/2023	8,500,151

	Huntsman International LLC,
8,480,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	04/01/2023	8,568,362

	Kar Auction Services, Inc.,
8,405,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.50%	#	03/09/2023	8,511,827

	Level 3 Financing, Inc.,
8,835,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.23%	#	02/22/2024	8,860,754

	Lockheed Martin Corporation,
8,374,013	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	08/16/2023	8,461,940

	MGM Growth Properties LP,
8,810,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.48%	#	04/25/2023	8,865,062

	Pinnacle Foods LLC,
8,448,825	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.81%	#	02/02/2024	8,495,378

	RPI Finance Trust,
9,200,000	Senior Secured 1st Lien Term Loan, Tranche B6	3.15%	#	03/16/2023	9,237,352

	ServiceMaster Company LLC,
8,423,888	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.48%	#	11/08/2023	8,514,697

	Sprint Communications,
8,510,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	02/02/2024	8,519,148

	Trans Union LLC,
8,413,349	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.48%	#	04/09/2023	8,478,216

	Total Bank Loans (Cost $194,978,761)				194,200,989

COLLATERALIZED LOAN OBLIGATIONS 15.2%

	ALM LLC,
7,500,000	Series 2016-19A-A1	2.57%	#^	07/15/2028	7,582,500
2,500,000	Series 2016-19A-A2	3.22%	#^	07/15/2028	2,527,464

	Anchorage Capital Ltd.,
950,000	Series 2014-4A-A1A	2.49%	#^	07/28/2026	954,406

	Apidos Ltd.,
10,000,000	Series 2013-14A-A	2.17%	#^	04/15/2025	10,006,724
9,975,000	Series 2013-16A-A1	2.47%	#^	01/19/2025	9,990,544

	Arbor Realty Ltd.,
3,710,000	Series 2015-FL2A-C	5.91%	#^	09/15/2025	3,757,440

	ARES Ltd.,
362,577	Series 2007-3RA-A2	1.24%	#^	04/16/2021	362,794

	Avery Point Ltd.,
3,000,000	Series 2014-1A-A	2.56%	#^	04/25/2026	3,003,750

	Babson Ltd.,
3,160,000	Series 2013-IA-A	2.13%	#^	04/20/2025	3,162,528
10,000,000	Series 2014-3A-AR	2.30%	#^	01/15/2026	10,037,500

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bluemountain Ltd.,
5,000,000	Series 2007-3A-C	1.84%	#^	03/17/2021	5,005,721

	BlueMountain Ltd.,
1,624,463	Series 2006-2A-A2	1.30%	#^	07/15/2018	1,624,072
6,700,000	Series 2012-2A-AR	2.47%	#^	11/20/2028	6,756,112
9,500,000	Series 2014-3A-A1	2.50%	#^	10/15/2026	9,513,546
15,000,000	Series 2015-2A-A1	2.45%	#^	07/18/2027	15,106,425
15,000,000	Series 2015-3A-A1	2.51%	#^	10/20/2027	15,067,500

	Brookside Mill Ltd.,
20,000,000	Series 2013-1A-A1	2.17%	#^	04/17/2025	20,024,137

	Callidus Debt Partners Fund Ltd.,
4,781,377	Series 6A-A1T	1.30%	#^	10/23/2021	4,782,758

	Carlyle Global Market Strategies Ltd.,
2,250,000	Series 2013-2A-D	4.77%	#^	04/18/2025	2,252,877

	Carlyle High Yield Partners Ltd.,
1,000,000	Series 20017-10A-A2B	1.32%	#^	04/19/2022	1,001,168
7,859,232	Series 2007-10A-A1	1.25%	#^	04/19/2022	7,869,290
2,892,675	Series 2007-10A-A2A	1.24%	#^	04/19/2022	2,894,427

	Catamaran Ltd.,
30,000,000	Series 2013-1A-A	2.19%	#^	01/27/2025	30,027,823
5,000,000	Series 2014-1A-A1	2.58%	#^	04/20/2026	5,018,519
1,250,000	Series 2014-1A-B	3.68%	#^	04/20/2026	1,243,913

	Cathedral Lake Ltd.,
5,000,000	Series 2013-1A-A1R	2.42%	#^	01/15/2026	5,007,156

	Cent Ltd.,
842,075	Series 2007-14A-A1	1.26%	#^	04/15/2021	839,151
8,245,277	Series 2007-14A-A2A	1.25%	#^	04/15/2021	8,225,017
1,637,620	Series 2012-16A-A1AR	2.28%	#^	08/01/2024	1,637,145

	Dryden Senior Loan Fund,
500,000	Series 2012-25A-D	5.02%	#^	01/15/2025	502,609
5,855,000	Series 2014-31A-A	2.37%	#^	04/18/2026	5,856,756

	Eaton Vance Ltd.,
1,672,874	Series 2006-8A-A	1.29%	#^	08/15/2022	1,669,930
1,500,000	Series 2006-8A-B	1.69%	#^	08/15/2022	1,494,266

	Franklin Ltd.,
2,218,708	Series 6A-A	1.27%	#^	08/09/2019	2,217,784

	Galaxy Ltd.,
3,900,000	Series 2013-15A-A	2.27%	#^	04/15/2025	3,906,771

	Goldentree Loan Opportunities Ltd.,
5,000,000	Series 2014-8A-AR	2.24%	#^	04/19/2026	5,005,757

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2	3.54%	#	08/15/2023	9,044,252
1,000,000	Series 2014-1A-A1	2.55%	#^	04/18/2026	999,509
2,250,000	Series 2014-2A-C	4.54%	#^	04/28/2025	2,200,810

	Harbourview Ltd.,
9,000,000	Series 7A-A1R	2.30%	#^	11/18/2026	8,960,669

	Hillmark Funding Ltd.,
8,001,615	Series 2006-1A-A1	1.30%	#^	05/21/2021	7,990,914

	Jamestown Ltd.,
10,000,000	Series 2014-4A-A1A	2.52%	#^	07/15/2026	10,004,844
31,000,000	Series 2016-9A-A1B	2.32%	#^	10/20/2028	31,324,511

	Kingsland Ltd.,
10,400,000	Series 2007-4A-B	1.42%	#^	04/16/2021	10,318,549

	LCM LP,
19,639,074	Series 12A-AR	2.28%	#^	10/19/2022	19,707,510
1,000,000	Series 15A-C	4.15%	#^	08/25/2024	1,001,145
5,500,000	Series 16A-A	2.52%	#^	07/15/2026	5,524,764

	Madison Park Funding Ltd.,
352,828	Series 2007-4A-A2	1.39%	#^	03/22/2021	350,724
1,520,778	Series 2013-11A-A1A	2.32%	#^	10/23/2025	1,522,559

	Magnetite Ltd.,
4,750,000	Series 2014-9A-A1	2.46%	#^	07/25/2026	4,757,775

	Marathon Ltd.,
3,000,000	Series 2017-9A-A2	0.00%	#^	04/15/2029	3,003,044

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mountain Hawk Ltd.,
18,400,000	Series 2014-A3-A	2.52%	#^	04/18/2025	18,423,857

	Mountain View Ltd.,
4,866,814	Series 2006-2A-A1	1.27%	#^	01/12/2021	4,867,574
293,928	Series 2007-3A-A2	1.36%	#^	04/16/2021	293,797

	MP Ltd.,
7,500,000	Series 2014-1A-AR	2.21%	#^	07/18/2026	7,514,628
3,500,000	Series 2014-2A-AR	2.16%	#^	01/15/2027	3,500,000

	NewMark Capital Funding Ltd.,
20,000,000	Series 2013-1A-A2	2.18%	#^	06/02/2025	19,975,698

	Northwoods Capital Corporation,
20,000,000	Series 2012-9A-A	2.44%	#^	01/18/2024	20,019,523
3,000,000	Series 2013-10A-A1	2.43%	#^	11/04/2025	3,001,488

	OCP Ltd.,
20,000,000	Series 2012-2A-A1R	2.45%	#^	11/22/2025	20,032,295

	Octagon Investment Partners Ltd.,
852,960	Series 2012-1A-AR	2.30%	#^	05/05/2023	853,943
8,750,000	Series 2016-1A-B	3.17%	#^	07/15/2027	8,862,093

	Palmer Square Loan Funding Ltd.,
1,432,552	Series 2016-2A-A1	2.39%	#^	06/21/2024	1,434,268

	Palmer Square Ltd.,
16,000,000	Series 2014-1A-A1R	2.39%	#^	01/17/2027	16,004,322

	Regatta Funding Ltd.,
3,000,000	Series 2014-1A-A1A	2.60%	#^	10/25/2026	3,000,000

	Shackleton Ltd.,
1,900,000	Series 2016-9A-X	1.86%	#^	10/20/2028	1,905,264

	Silverado Ltd.,
308,844	Series 2006-2A-A1	1.26%	#^	10/16/2020	309,159

	Sound Harbor Loan Fund Ltd.,
3,000,000	Series 2014-1A-A1	2.54%	#^	10/30/2026	3,005,320

	Steele Creek Ltd.,
2,000,000	Series 2014-1A-A1R	2.37%	#^	08/21/2026	1,999,952
24,400,000	Series 2014-1A-A2R	2.37%	#^	08/21/2026	24,399,410

	Symphony Ltd.,
4,000,000	Series 2007-3A-C	1.70%	#^	05/15/2019	3,999,706
7,237,789	Series 2012-8A-AR	2.11%	#^	01/09/2023	7,257,376
10,000,000	Series 2013-11A-A	2.32%	#^	01/17/2025	10,023,950

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-A	2.57%	#^	07/17/2028	20,354,379

	Tryon Park Ltd.,
1,200,000	Series 2013-1A-A1	2.14%	#^	07/15/2025	1,201,404

	Venture Ltd.,
9,250,000	Series 2014-16A-A1L	2.52%	#^	04/15/2026	9,250,000
14,000,000	Series 2014-17A-A	2.50%	#^	07/15/2026	14,008,063
1,000,000	Series 2014-17A-B2	3.12%	#^	07/15/2026	1,002,223
2,000,000	Series 2014-18A-A	2.47%	#^	10/15/2026	2,001,050
10,000,000	Series 2016-23A-A	2.67%	#^	07/19/2028	10,102,632

	Vibrant Ltd.,
30,000,000	Series 2015-3A-A1R	2.51%	#^	04/20/2026	30,012,721
5,000,000	Series 2016-5A-A	2.55%	#^	01/20/2029	5,022,240

	Voya Ltd.,
9,770,000	Series 2012-3A-BR	2.97%	#^	10/15/2022	9,789,540
1,000,000	Series 2013-2A-A1	2.19%	#^	04/25/2025	1,001,275

	Wasatch Ltd.,
8,516,445	Series 2006-1A-A1B	1.28%	#^	11/14/2022	8,413,412

	Westwood Ltd.,
95,933	Series 2007-2A-A1	1.26%	#^	04/25/2022	95,992

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L	5.28%	#^	02/03/2025	2,503,295
5,000,000	Series 2013-1A-A1L	2.45%	#^	11/24/2025	5,034,329
3,250,000	Series 2014-1A-A	2.53%	#^	05/01/2026	3,237,688

	Wind River Ltd.,
10,000,000	Series 2013-2A-A1	2.47%	#^	01/18/2026	10,024,506

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	York Ltd.,
2,000,000	Series 2016-2A-X	1.96%	#^	01/20/2030	2,002,113

	Zais Ltd.,
4,500,000	Series 2014-2A-A1A	2.54%	#^	07/25/2026	4,520,371

	Total Collateralized Loan Obligations (Cost $649,196,361)				652,908,715

FOREIGN CORPORATE BONDS 16.0%
10,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	10,077,882
1,990,769	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	2,135,100
3,900,000	AES Gener S.A.	5.25%		08/15/2021	4,127,094
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,683,125
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,504,375
12,500,000	America Movil SAB de CV	3.13%		07/16/2022	12,623,318
7,600,000	AstraZeneca PLC	1.75%		11/16/2018	7,603,922
7,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	7,175,399
9,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	9,067,500
9,000,000	Banco de Costa Rica	5.25%		08/12/2018	9,164,790
3,000,000	Banco de Credito del Peru	2.75%		01/09/2018	3,022,500
2,000,000	Banco de Credito del Peru	2.75%	^	01/09/2018	2,015,000
700,000	Banco de Credito del Peru	2.25%	^	10/25/2019	695,625
1,000,000	Banco de Credito del Peru	4.25%		04/01/2023	1,040,000
15,400,000	Banco del Estado de Chile	3.88%		02/08/2022	15,996,507
8,300,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	8,320,750
1,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,002,500
2,000,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	2,000,000
6,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	6,066,000
4,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	4,044,000
725,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#^	08/11/2026	712,312
15,775,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	15,498,937
9,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	9,130,320
2,000,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	2,037,500
400,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	407,500
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,069,900
4,000,000	Banco Santander	3.88%		09/20/2022	4,152,495
500,000	Banco Santander	4.13%		11/09/2022	506,500
12,891,000	Banco Santander	5.95%	#	01/30/2024	13,374,412
5,150,000	Bancolombia S.A.	6.13%		07/26/2020	5,568,695
6,010,000	Bank of Montreal	1.50%		07/18/2019	5,949,095
2,070,000	Bank of Montreal	2.10%		12/12/2019	2,080,015
8,750,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	8,883,000

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
12,800,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	12,800,000
6,800,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	7,254,240
5,286,000	BP Capital Markets PLC	1.68%		05/03/2019	5,261,098
2,351,000	BP Capital Markets PLC	2.32%		02/13/2020	2,371,350
5,130,000	British Telecommunications PLC	5.95%		01/15/2018	5,299,885
3,550,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	3,915,826
125,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	132,458
9,993,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	10,489,055
6,000,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	6,006,691
8,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	7,978,473
9,500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	9,814,735
13,000,000	CNPC General Capital Ltd.	3.95%		04/19/2022	13,530,584
1,000,000	Colbun S.A.	6.00%		01/21/2020	1,086,316
17,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	17,871,250
4,460,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	4,464,393
10,500,000	Corpbanca S.A.	3.13%		01/15/2018	10,594,770
400,000	Corpbanca S.A.	3.88%		09/22/2019	413,178
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	4,073,200
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	4,073,200
1,500,000	Cosan Overseas Ltd.	8.25%	†	05/05/2017	1,511,250
4,324,000	Covidien International Finance S.A.	6.00%		10/15/2017	4,429,052
6,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	6,045,970
10,000,000	DBS Group Holdings Ltd.	3.60%	#†	09/07/2021	9,852,070
7,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	7,132,125
7,400,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	7,677,500
1,300,000	Digicel Ltd.	7.00%		02/15/2020	1,254,500
2,500,000	Digicel Ltd.	8.25%		09/30/2020	2,158,425
2,800,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	2,891,000
5,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	5,618,000
11,309,616	ENA Norte Trust	4.95%		04/25/2023	11,705,453
10,600,000	Export-Import Bank of India	3.13%		07/20/2021	10,693,556
3,000,000	Fondo Mivivienda S.A.	3.38%	^	04/02/2019	3,052,500
5,400,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	5,494,500
6,000,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	6,060,000
3,000,000	Global Bank Corporation	5.13%		10/30/2019	3,091,500
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,122,000
6,500,000	Global Bank Corporation	4.50%		10/20/2021	6,454,500
4,000,000	Global Bank Corporation	4.50%	^	10/20/2021	3,972,000
12,550,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	12,628,437
2,800,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,912,000
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	443,125
8,120,033	Guanay Finance Ltd.	6.00%		12/15/2020	8,373,784
6,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	6,034,200
2,620,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	2,878,086
1,400,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,480,388
2,362,010	Interoceanica Finance Ltd.	0.00%		11/30/2018	2,317,722

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,000,000	Inversiones CMPC S.A.	4.75%		01/19/2018	7,105,919
7,300,000	Inversiones CMPC S.A.	4.50%		04/25/2022	7,546,737
1,500,000	IOI Investment BHD	4.38%		06/27/2022	1,551,372
400,000	Israel Electric Corporation Ltd.	2.98%	#	01/17/2018	400,742
11,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	11,451,000
5,000,000	Kia Motors Corporation	2.63%	^	04/21/2021	4,967,585
2,940,000	Korea Development Bank	2.50%		01/13/2021	2,928,382
18,000,000	Korea Development Bank	2.63%		02/27/2022	17,936,983
2,000,000	Malayan Banking BHD	3.25%	#	09/20/2022	2,007,300
8,455,000	Medtronic Global Holdings SCA	1.70%		03/28/2019	8,453,301
2,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	2,100,000
7,323,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	7,447,491
7,470,000	ONGC Videsh Ltd.	3.25%		07/15/2019	7,587,652
4,800,000	ONGC Videsh Ltd.	2.88%		01/27/2022	4,706,477
8,000,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	8,125,920
7,377,000	Orange S.A.	2.75%		02/06/2019	7,466,291
3,000,000	Oversea-Chinese Banking Corporation	3.75%	#	11/15/2022	3,031,680
9,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	9,251,722
80,689	Peru Enhanced Pass-Through Finance Ltd.	0.00%	^	05/31/2018	79,381
3,096,990	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	3,046,818
1,250,000	Petrobras Global Finance B.V.	6.13%		01/17/2022	1,313,750
6,500,000	Petronas Capital Ltd.	3.13%		03/18/2022	6,560,177
8,000,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	8,069,336
1,922,400	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	2,028,978
3,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,714,095
13,500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	14,745,280
6,790,000	Royal Bank of Canada	2.00%		12/10/2018	6,816,332
5,720,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	5,677,781
5,200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	5,179,768
1,800,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	1,792,997
4,200,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	4,173,519
3,000,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	2,883,888
3,000,000	SK Telecom Company Ltd.	2.13%		05/01/2018	3,006,610
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	207,000
13,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	13,260,221
1,000,000	Tencent Holdings Ltd.	2.88%		02/11/2020	1,010,635
1,400,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,414,889
2,355,000	Teva Pharmaceutical Finance Netherlands B.V.	1.70%		07/19/2019	2,329,236
7,885,000	Toronto Dominion Bank	1.75%		07/23/2018	7,903,885
575,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	593,687
7,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	7,227,500
5,000,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	5,030,200
9,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	9,182,070
1,300,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	1,306,027
2,930,000	Westpac Banking Corporation	1.95%		11/23/2018	2,935,734

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,755,000	Westpac Banking Corporation	1.60%		08/19/2019	2,726,276

	Total Foreign Corporate Bonds (Cost $681,789,903)				686,733,037

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 2.4%
200,000	Brazilian Government International Bond	8.00%		01/15/2018	207,910
3,500,000	Brazilian Government International Bond	4.88%		01/22/2021	3,692,500
4,150,000	Chile Government International Bond	2.25%		10/30/2022	4,075,923
1,210,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,423,928
9,000,000	Dominican Republic International Bond	7.50%		05/06/2021	9,967,500
4,700,000	Guatemala Government Bond	5.75%		06/06/2022	5,169,201
2,860,000	Indonesia Government International Bond	4.88%		05/05/2021	3,063,300
6,740,000	Indonesia Government International Bond	3.70%	^	01/08/2022	6,885,685
23,650,000	Mexico Government International Bond	3.50%		01/21/2021	24,584,175
5,000,000	Panama Government International Bond	5.20%		01/30/2020	5,412,500
5,000,000	Perusahaan Penerbit SBSN	6.13%		03/15/2019	5,369,000
12,000,000	Qatar Government International Bond	2.38%		06/02/2021	11,881,020
13,500,000	Republic of Chile	3.25%		09/14/2021	13,992,750
6,000,000	Republic of Poland Government International Bond	5.13%		04/21/2021	6,580,080

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $101,809,928)				102,305,472

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.1%

	A10 LLC,
9,595,000	Series 2016-1-A1	2.42%	^	03/15/2035	9,531,139

	Asset Securitization Corporation,
4,056,747	Series 1997-D4-PS1	1.10%	# I/O	04/14/2029	2,285

	Banc of America Commercial Mortgage Trust,
9,150,000	Series 2007-5-AM	5.77%	#	02/10/2051	9,337,864

	Barclays Commercial Mortgage Securities LLC,
96,349,668	Series 2017-C1-XA	1.53%	# I/O	02/15/2050	10,862,365
9,971,000	Series 2014-BXO-E	3.33%	#^	08/15/2027	9,951,945

	Bear Stearns Commercial Mortgage Securities Trust,
5,174,109	Series 2007-PW17-A4	5.69%	#	06/11/2050	5,211,258
2,645,000	Series 2007-PW18-AM	6.08%	#	06/11/2050	2,699,811

	Bear Stearns Commercial Mortgage Securities, Inc.,
529,647	Series 2006-PW13-AJ	5.61%	#	09/11/2041	529,169
5,201,539	Series 2007-PW16-AM	5.77%	#	06/11/2040	5,212,635
662,000	Series 2007-PW17-AM	5.89%	#	06/11/2050	670,840
7,756,214	Series 2007-PW18-A4	5.70%		06/11/2050	7,849,861
5,209,139	Series 2007-T26-AJ	5.57%	#	01/12/2045	5,005,567

	CD Commercial Mortgage Trust,
7,842,000	Series 2007-CD5-TR	6.84%	#	11/15/2044	7,958,780

	CG-CCRE Commercial Mortgage Trust,
5,538,677	Series 2014-FL2-A	2.77%	#^	11/15/2031	5,540,777

	Chicago Skyscraper Trust,
3,676,000	Series 2017-SKY-B	2.01%	#^	04/15/2030	3,678,206
2,036,000	Series 2017-SKY-C	2.16%	#^	04/15/2030	2,036,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
2,849,120	Series 2007-C6-A4	5.78%	#	12/10/2049	2,852,517
10,500,000	Series 2007-C6-AMFX	5.78%	#^	12/10/2049	10,554,902
9,157,400	Series 2008-C7-AM	6.13%	#	12/10/2049	9,341,575
34,767,856	Series 2016-GC36-XA	1.35%	# I/O	02/10/2049	3,053,810
65,625,269	Series 2016-P3-XA	1.71%	# I/O	04/15/2049	7,286,118

	COBALT Commercial Mortgage Trust,
12,000,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	12,135,000

	Colony Mortgage Capital Ltd.,
2,583,273	Series 2015-FL3-A	2.78%	#^	09/05/2032	2,605,892

	Commercial Mortgage Pass-Through Certificates,
8,359,062	Series 2012-CR2-XA	1.72%	# I/O	08/15/2045	606,228
130,817,536	Series 2013-CC12-XA	1.35%	# I/O	10/10/2046	7,745,942
3,890,000	Series 2014-TWC-C	2.73%	#^	02/13/2032	3,909,892

	Countrywide Commercial Mortgage Trust,
7,097,100	Series 2007-MF1-A	6.21%	#^	11/12/2043	7,136,493

	Credit Suisse First Boston Mortgage Securities Corporation,
4,330	Series 1998-C2-F	6.75%	#^	11/15/2030	4,332

	Credit Suisse Mortgage Capital Certificates,
10,500,000	Series 2007-C4-A1AM	5.96%	#	09/15/2039	10,567,948
5,534,917	Series 2007-C5-A4	5.70%	#	09/15/2040	5,559,650
7,540,100	Series 2008-C1-AM	6.06%	#^	02/15/2041	7,676,184

	CSMC Mortgage Securities Trust,
3,435,000	Series 2017-HD-B	2.26%	#^	02/15/2031	3,435,000
1,649,000	Series 2017-HD-C	2.61%	#^	02/15/2031	1,649,000
3,559,000	Series 2017-HD-D	3.41%	#^	02/15/2031	3,559,000

	GE Commercial Mortgage Corporation Trust,
10,497,000	Series 2007-C1-AM	5.61%	#	12/10/2049	10,444,726

	Greenwich Capital Commercial Funding Corporation,
4,838,500	Series 2007-GG11-AJ	6.05%	#	12/10/2049	4,921,983
8,430,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	8,530,537

	GS Mortgage Securities Corporation,
3,609,719	Series 2007-GG10-A4	5.95%	#	08/10/2045	3,610,410
9,379,000	Series 2016-ICE2-A	2.84%	#^	02/15/2033	9,472,360

	JP Morgan Chase Commercial Mortgage Securities Corporation,
36,800	Series 2004-LN2-A2	5.12%		07/15/2041	36,736
5,345,082	Series 2006-LDP9-AM	5.37%		05/15/2047	5,340,762
4,260,000	Series 2007-C1-AM	5.99%	#	02/15/2051	4,305,142
5,378,386	Series 2007-CB18-AM	5.47%	#	06/12/2047	5,390,154
10,548,000	Series 2007-CB19-AM	5.83%	#	02/12/2049	10,555,138
9,950,000	Series 2007-CB20-AJ	6.18%	#	02/12/2051	10,192,531
10,866,373	Series 2007-CB20-AM	5.98%	#	02/12/2051	11,024,019
693,000	Series 2007-CB20-AMFX	5.93%	#	02/12/2051	703,882
16,360,000	Series 2007-LD12-AM	6.07%	#	02/15/2051	16,597,874
2,500,000	Series 2014-INN-C	2.61%	#^	06/15/2029	2,501,520
2,500,000	Series 2014-INN-D	3.26%	#^	06/15/2029	2,502,166
9,000,000	Series 2014-PHH-D	3.31%	#^	08/15/2027	9,003,110
6,568,510	Series 2015-JP1-A1	1.95%		01/15/2049	6,570,860

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,793,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,773,342
9,341,000	Series 2007-LD11-AM	5.84%	#	06/15/2049	9,562,904
11,946,571	Series 2007-LDPX-AM	5.46%	#	01/15/2049	11,936,810
8,463,041	Series 2008-C2-A4	6.07%		02/12/2051	8,567,492
1,931,501	Series 2014-FL6-A	2.31%	#^	11/15/2031	1,936,119
9,412,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	9,287,906
2,240,000	Series 2015-FL7-C	3.76%	#^	05/15/2028	2,244,697
6,280,000	Series 2016-ASH-B	3.06%	#^	10/15/2034	6,319,264
3,545,000	Series 2016-ASH-C	3.66%	#^	10/15/2034	3,571,563
72,576,106	Series 2016-JP4-XA	0.82%	# I/O	12/15/2049	3,650,095

	LB Commercial Mortgage Trust,
10,730,000	Series 2007-C3-AM	6.05%	#	07/15/2044	10,783,532

	LB-UBS Commercial Mortgage Trust,
4,027,595	Series 2007-C2-AM	5.49%	#	02/15/2040	4,029,686
8,405,858	Series 2007-C7-A3	5.87%	#	09/15/2045	8,532,968
8,338,600	Series 2007-C7-AJ	6.25%	#	09/15/2045	8,504,760

	LMREC, Inc.,
8,385,000	Series 2015-CRE1-A	2.73%	#^	02/22/2032	8,450,831

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LSTAR Commercial Mortgage Trust,
79,604,600	Series 2017-5-X	1.39%	#^ I/O	03/10/2050	4,645,677

	Merrill Lynch Mortgage Trust,
9,341,000	Series 2007-C1-AM	5.84%	#	06/12/2050	9,192,674

	ML-CFC Commercial Mortgage Trust,
3,688,720	Series 2007-7-A4	5.79%	#	06/12/2050	3,688,803
7,296,770	Series 2007-9-A4	5.70%		09/12/2049	7,364,386

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,176,480	Series 2012-C5-XA	1.57%	#^ I/O	08/15/2045	180,780

	Morgan Stanley Capital, Inc.,
3,191,444	Series 2006-HQ10-X1	0.19%	#^ I/O	11/12/2041	32
9,252,567	Series 2006-XLF-J	1.34%	#^	07/15/2019	9,224,537
4,948,662	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	4,859,608
2,816,570	Series 2007-IQ13-AM	5.41%		03/15/2044	2,810,709
10,055,000	Series 2007-IQ16-AM	6.07%	#	12/12/2049	10,257,436
10,205,000	Series 2017-A-PRME	1.81%	#^	02/15/2034	10,291,285

	Morgan Stanley Re-Remic Trust,
1,715,000	Series 2009-GG10-A4B	5.95%	#^	08/12/2045	1,715,640
339,904	Series 2012-IO-AXA	1.00%	^	03/27/2051	335,757

	Sutherland Commercial Mortgage Loans LLC,
7,009,120	Series 2015-SBC4-A	4.00%	^	06/25/2039	6,983,708

	TRU Trust,
13,923,301	Series 2016-TOYS-A	3.16%	#^	11/15/2030	13,982,049

	Velocity Commercial Capital Loan Trust,
10,515,160	Series 2015-1-AFL	3.41%	#^	06/25/2045	10,605,359
7,886,280	Series 2016-1-AFX	3.53%	#^	04/25/2046	7,881,498
10,489,987	Series 2016-2-AFX	3.00%	#	10/25/2046	10,395,924

	VSD LLC,
8,803,897	Series 2017-PLT1-A	3.60%	^	12/25/2043	8,807,172

	Wachovia Bank Commercial Mortgage Trust,
13,294,000	Series 2006-C25-F	5.88%	#	05/15/2043	13,334,034
11,734,000	Series 2006-C26-AM	6.06%	#	06/15/2045	11,822,185
6,639,540	Series 2006-C28-AJ	5.63%	#	10/15/2048	6,664,438
9,484,275	Series 2007-C30-AJ	5.41%	#	12/15/2043	9,555,374
5,878,636	Series 2007-C31-AM	5.59%	#	04/15/2047	5,917,284
6,850,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	6,927,256
4,120,000	Series 2007-C33-AJ	6.05%	#	02/15/2051	4,135,202
10,065,000	Series 2007-C33-AM	6.05%	#	02/15/2051	10,144,626

	Wells Fargo Commercial Mortgage Trust,
51,775,821	Series 2017-RB1X-A	1.45%	# I/O	03/15/2050	5,174,993

	WF-RBS Commercial Mortgage Trust,
15,016,180	Series 2012-C8-XA	1.98%	#^ I/O	08/15/2045	1,051,744

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $617,619,462)				604,564,034

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.1%

	Ajax Mortgage Loan Trust,
19,911,894	Series 2015-B-A	3.88%	#^	07/25/2060	19,907,536

	Angel Oak Mortgage Trust LLC,
15,684,662	Series 2017-1-A1	2.81%	#^	01/25/2047	15,810,453
7,648,256	Series 2017-1-A2	3.09%	#^	01/25/2047	7,710,498

	Banc of America Funding Corporation,
422,647	Series 2005-E-6A1	3.13%	#	05/20/2035	421,919

	Banc of America Mortgage Securities, Inc.,
2,497,216	Series 2005-E-2A1	3.24%	#	06/25/2035	2,350,149

	Bayview Opportunity Master Fund Trust,
14,629,248	Series 2016-RN2-A1	3.60%	#^	08/28/2031	14,553,737
11,188,064	Series 2016-RPL2-A1	3.84%	#^	06/28/2031	11,073,310
7,044,229	Series 2016-RPL4-A1	3.47%	#^	07/28/2018	7,012,492

	BCAP LLC Trust,
2,419	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	2,432
259,063	Series 2011-RR12-2A5	2.77%	#^	12/26/2036	260,869
2,696,765	Series 2011-RR1-8A3	6.00%	#^	08/28/2021	2,904,512
2,298,193	Series 2013-RR1-4A2	4.00%	#^	08/26/2037	2,322,333

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Adjustable Rate Mortgage Trust,
4,073,148	Series 2003-9-4A1	3.42%	#	02/25/2034	4,078,455

	Bear Stearns Asset Backed Securities Trust,
836,823	Series 2004-AC2-2A	5.00%		05/25/2034	832,243

	CAM Mortgage Trust,
30,000,000	Series 2017-1-A1	3.22%	#^	08/01/2057	30,000,000

	Citicorp Residential Mortgage Securities, Inc.,
3,120,940	Series 2007-1-A4	5.66%	#	03/25/2037	3,240,026
14,187,060	Series 2007-2-A4	5.33%	#	06/25/2037	14,584,138

	Citigroup Mortgage Loan Trust, Inc.,
2,671,357	Series 2006-AR1-2A1	2.99%	#	03/25/2036	2,544,087
116,005	Series 2007-WFH2-A3	1.16%	#	03/25/2037	116,199

	Countrywide Asset-Backed Certificates,
137,694	Series 2005-15-1AF6	4.15%	#	04/25/2036	140,016

	Countrywide Home Loans,
8,069,376	Series 2004-HYB9-1A1	3.31%	#	02/20/2035	8,124,067

	Credit Suisse First Boston Mortgage Securities Corporation,
95,827	Series 2005-11-5A1	5.25%		12/25/2020	94,922

	Credit Suisse Mortgage Capital Certificates,
12,000,000	Series 2011-5R-6A9	3.12%	#^	11/27/2037	12,387,541
4,454,730	Series 2013-3R-1A1	1.91%	#^	04/27/2035	4,559,995
26,190,187	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	26,245,998

	Credit Suisse Commercial Mortgage Trust,
19,351,250	Series 2017-1A-A	4.50%	^	03/25/2021	19,410,387

	CSMC Mortgage Securities Trust,
30,000,000	Series 2017-3R-1A1	2.98%	#^	03/06/2047	30,000,000

	Fieldstone Mortgage Investment Trust,
373,906	Series 2004-5-M2	2.71%	#	02/25/2035	373,412

	First Franklin Mortgage Loan Trust,
211,000	Series 2006-FF1-2A3	1.22%	#	01/25/2036	210,608

	First Horizon Asset Securities, Inc.,
10,251,035	Series 2007-AR2-1A1	3.02%	#	08/25/2037	8,228,654

	GCAT LLC,
20,000,000	Series 2017-1-A1	3.38%	^	03/25/2047	19,970,000

	GreenPoint Mortgage Funding Trust,
393	Series 2007-AR2-1A1	1.11%	#	04/25/2047	396

	GSR Mortgage Loan Trust,
4,573,052	Series 2005-AR7-3A1	3.25%	#	11/25/2035	4,363,688
436,083	Series 2006-4F-2A7	5.50%		05/25/2036	436,289

	Impac Secured Assets Trust,
17,971,099	Series 2006-5-1A1C	1.25%	#	02/25/2037	13,859,560

	JP Morgan Alternative Loan Trust,
587,268	Series 2006-S4-A6	5.71%	#	12/25/2036	572,854

	JP Morgan Mortgage Trust,
107,130	Series 2007-S1-1A1	5.00%		03/25/2022	106,482
73,228	Series 2007-S3-2A2	5.50%		08/25/2022	72,027

	JP Morgan Resecuritization Trust,
242,739	Series 2012-2-3A3	2.88%	#^	10/26/2036	244,582

	MASTR Adjustable Rate Mortgages Trust,
7,872,816	Series 2006-2-2A1	3.26%	#	04/25/2036	7,304,434

	Merrill Lynch Mortgage Investors Trust,
5,270,677	Series 2005-3-2A	3.06%	#	11/25/2035	5,189,841

	Mill City Mortgage Loan Trust,
19,000,000	Series 2017-1-A1	2.75%	#^	11/25/2058	18,957,531

	Morgan Stanley Capital, Inc.,
383,439	Series 2005-WMC3-M3	1.69%	#	03/25/2035	383,297

	Morgan Stanley Mortgage Loan Trust,
32,509	Series 2004-1-1A1	5.00%		11/25/2018	33,474

	Morgan Stanley Re-Remic Trust,
3,726,640	Series 2012-R3-2A	1.01%	#^	02/26/2037	3,732,860

	Nationstar HECM Loan Trust,
11,965,025	Series 2016-2A-A	2.24%	^	06/25/2026	11,968,423

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Opteum Mortgage Acceptance Corporation,
336,770	Series 2005-5-2AN	5.68%	#	12/25/2035	339,671

	Pacific Bay Ltd.,
5,711,515	Series 2003-1A-A2	2.49%	#^	11/04/2038	5,583,006

	Pretium Mortgage Credit Partners LLC,
14,952,044	Series 2016-NPL1-A1	4.38%	#^	02/27/2031	15,137,158
7,001,898	Series 2016-NPL4-A	4.00%	#^	07/27/2031	7,029,750
18,588,491	Series 2016-NPL5-A	3.88%	#^	09/27/2031	18,635,096

	PRPM LLC,
12,542,753	Series 2017-1A-A1	4.25%	#^	01/25/2022	12,588,202

	Residential Asset Mortgage Products, Inc.,
2,825,457	Series 2005-EFC7-AI3	1.23%	#	12/25/2035	2,758,296

	Residential Asset Securities Corporation,
1,003,451	Series 2006-KS6-A3	1.13%	#	08/25/2036	994,469

	Residential Funding Mortgage Securities Trust,
36,995	Series 2003-S16-A1	4.75%		09/25/2018	37,098

	Sequoia Mortgage Trust,
27,246,274	Series 2016-3-A11	3.00%	#^	11/25/2046	27,369,727

	SG Mortgage Securities Trust,
20,000,000	Series 2017-1A-A	3.71%	#^	04/25/2047	19,984,520

	Shellpoint Co-Originator Trust,
28,364,568	Series 2016-1-1A10	3.50%	#^	11/25/2046	28,892,398

	Springleaf Mortgage Loan Trust,
3,553,432	Series 2014-3A-A	1.87%	#^	09/25/2057	3,559,058

	Structured Adjustable Rate Mortgage Loan Trust,
866,988	Series 2007-1-2A2	3.45%	#	02/25/2037	851,442

	Structured Asset Securities Corporation,
386,326	Series 2003-24A-1A3	3.21%	#	07/25/2033	379,903
100,327	Series 2004-15-2A1	4.75%		09/25/2019	101,139
261,638	Series 2005-10-6A1	5.00%		06/25/2020	266,012
2,609,177	Series 2006-OW1-FLT	1.18%	#^	12/25/2035	2,563,770

	Towd Point Mortgage Trust,
21,402,579	Series 2015-2-1A13	2.50%	#^	11/25/2060	21,244,386

	US Residential Opportunity Fund Trust,
9,703,031	Series 2016-3-A	3.60%	#^	10/27/2036	9,674,734

	Verus Securitization Trust,
26,439,014	Series 2017-1A-A1	2.85%	#^	01/25/2047	26,503,943
3,916,891	Series 2017-1A-A2	3.16%	#^	01/25/2047	3,928,878

	VOLT LLC,
9,526,845	Series 2016-NPL11-A1	3.50%	#^	10/25/2046	9,619,513
14,832,970	Series 2016-NPL6-A1	3.84%	#^	06/25/2046	14,897,717
29,528,957	Series 2017-NPL1-A1	3.63%	#^	02/25/2047	29,549,509

	Washington Mutual Mortgage Pass-Through Certificates,
1,063,071	Series 2002-AR16-A	2.70%	#	12/25/2032	1,036,619

	Wells Fargo Alternative Loan Trust,
32,049	Series 2007-PA5-2A1	6.00%		11/25/2022	32,140

	Wells Fargo Mortgage Backed Securities Trust,
3,994,555	Series 2006-AR6-5A1	3.07%	#	03/25/2036	3,982,570

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $604,603,336)				604,237,450

US CORPORATE BONDS 9.0%
7,667,000	AbbVie, Inc.	1.80%		05/14/2018	7,677,381
6,340,000	Amazon.com, Inc.	2.60%		12/05/2019	6,469,209
5,100,000	American Express Credit Corporation	1.80%		07/31/2018	5,105,952
2,200,000	American Express Credit Corporation	2.25%		08/15/2019	2,217,897
850,000	American Express Credit Corporation	2.20%		03/03/2020	852,753
4,785,000	American Honda Finance Corporation	1.70%		02/22/2019	4,780,741
6,684,000	American Honda Finance Corporation	1.20%		07/12/2019	6,595,638

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,385,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	5,394,812
4,665,000	Apple, Inc.	1.90%		02/07/2020	4,679,238
9,630,000	Bank of America Corporation	2.00%		01/11/2018	9,656,521
4,845,000	BB&T Corporation	2.25%		02/01/2019	4,879,046
4,875,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	4,884,443
3,200,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	3,170,163
6,025,000	Boston Properties LP	5.88%		10/15/2019	6,523,376
2,905,000	Broadcom Corporation	2.38%	^	01/15/2020	2,906,272
4,652,000	Capital One Financial Corporation	2.45%		04/24/2019	4,680,652
7,150,000	Cardinal Health, Inc.	1.95%		06/15/2018	7,173,645
3,675,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	3,676,882
2,770,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	2,771,302
7,200,000	Celgene Corporation	2.13%		08/15/2018	7,236,202
345,000	Chevron Corporation	1.37%		03/02/2018	344,850
1,068,000	Chevron Corporation	1.56%		05/16/2019	1,064,723
2,965,000	Chevron Corporation	1.99%		03/03/2020	2,969,673
8,061,000	Cisco Systems, Inc.	1.40%		09/20/2019	7,997,963
9,635,000	Citigroup, Inc.	2.05%		12/07/2018	9,655,879
2,710,000	Comcast Corporation	5.88%		02/15/2018	2,813,191
4,370,000	Comcast Corporation	5.15%		03/01/2020	4,761,657
2,255,000	Consolidated Edison, Inc.	2.00%		03/15/2020	2,253,124
7,941,000	CVS Health Corporation	1.90%		07/20/2018	7,958,566
7,370,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	7,367,745
5,316,000	Duke Energy Corporation	1.63%		08/15/2017	5,320,646
4,445,000	Duke Energy Corporation	1.85%		01/15/2020	4,442,960
7,335,000	Express Scripts Holding Company	2.25%		06/15/2019	7,347,704
7,895,000	General Mills, Inc.	2.20%		10/21/2019	7,947,889
4,982,000	General Motors Financial Co, Inc.	3.15%		01/15/2020	5,070,052
2,966,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	3,003,757
3,300,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	3,303,742
6,720,000	Hewlett Packard Enterprise Company	2.85%		10/05/2018	6,802,172
1,030,000	Hewlett Packard Enterprise Company	3.60%		10/15/2020	1,059,386
4,885,000	John Deere Capital Corporation	1.60%		07/13/2018	4,891,360
2,825,000	John Deere Capital Corporation	1.95%		01/08/2019	2,841,119
7,770,000	JP Morgan Chase & Company	2.25%		01/23/2020	7,797,723
6,915,000	Kinder Morgan, Inc.	3.05%		12/01/2019	7,035,044
7,340,000	Kraft Heinz Foods Company	2.00%		07/02/2018	7,359,708
7,243,000	Kroger Company	6.15%		01/15/2020	7,991,818
7,240,000	Laboratory Corporation	2.50%		11/01/2018	7,305,348
3,199,000	McKesson Corporation	2.28%		03/15/2019	3,218,344
2,267,000	Medtronic, Inc.	1.50%		03/15/2018	2,267,791
3,350,000	Microsoft Corporation	1.85%		02/06/2020	3,358,455
3,745,000	Molson Coors Brewing Company	1.45%		07/15/2019	3,698,255
10,075,000	Morgan Stanley	2.45%		02/01/2019	10,172,163
5,110,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	5,111,380
135,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	134,921
6,095,000	Mylan NV	2.50%		06/07/2019	6,125,554
5,490,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	5,543,143
1,153,000	Newell Brands, Inc.	2.60%		03/29/2019	1,167,724

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,695,000	Oracle Corporation	2.25%		10/08/2019	3,741,232
6,290,000	PepsiCo, Inc.	2.15%		10/14/2020	6,328,218
6,475,000	Philip Morris International, Inc.	5.65%		05/16/2018	6,767,974
4,978,000	PNC Funding Corporation	4.38%		08/11/2020	5,306,334
3,885,000	Prudential Financial, Inc.	7.38%		06/15/2019	4,333,298
5,335,000	Reynolds American, Inc.	3.25%		06/12/2020	5,477,493
5,022,000	Shell International Finance B.V.	1.38%		05/10/2019	4,978,570
7,317,000	Simon Property Group LP	2.20%		02/01/2019	7,362,387
4,840,000	Southern Company	2.45%		09/01/2018	4,882,016
3,175,000	Southern Company	1.85%		07/01/2019	3,159,169
4,750,000	Synchrony Financial	3.00%		08/15/2019	4,826,299
5,948,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	5,970,995
4,492,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	4,568,279
415,000	Toyota Motor Credit Corporation	1.55%		07/13/2018	415,494
3,970,000	Toyota Motor Credit Corporation	1.70%		02/19/2019	3,978,131
8,145,000	United Technologies Corporation	1.50%		11/01/2019	8,090,934
9,615,000	Verizon Communications, Inc.	2.95%	^	03/15/2022	9,583,867
4,000,000	WellPoint, Inc.	1.88%		01/15/2018	4,003,856
2,567,000	WellPoint, Inc.	2.30%		07/15/2018	2,579,091
8,120,000	Wells Fargo & Company	1.50%		01/16/2018	8,106,391
4,451,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	4,451,000

	Total US Corporate Bonds (Cost $388,010,809)				387,748,682

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.2%

	Federal Home Loan Mortgage Corporation,
118,003	Pool G06871	6.00%		06/01/2038	133,401
247,478	Pool G06954	6.00%		05/01/2040	279,554
382,556	Pool N70081	5.50%		07/01/2038	423,513
26,577	Series 3267-BA	5.80%		11/15/2036	27,866
95,244	Series 3818-JA	4.50%		01/15/2040	97,267
47,708	Series 3872-BA	4.00%		06/15/2041	49,153
3,581,009	Series 4050-BC	2.00%		05/15/2041	3,552,541

	Federal Home Loan Mortgage Corporation Pass-Thru,
134,791,946	Series K722-X1	1.31%	# I/O	03/25/2023	8,595,130

	Federal National Mortgage Association,
9,995,036	Pool AL9932	3.42%		01/01/2024	10,213,052
176,611	Series 2011-64-DB	4.00%		07/25/2041	187,513
1,540,350	Series 2012-133-PB	6.50%		04/25/2042	1,740,431
18,608,346	Series 2016-89-FH	1.48%	#	12/25/2046	18,579,656

	Federal National Mortgage Association Pass-Thru,
42,204	Pool 995112	5.50%		07/01/2036	47,272
134,917	Pool AB3850	4.00%		11/01/2041	140,367
128,183	Pool AD0189	5.50%		02/01/2039	143,381
233,890	Pool AL1690	6.00%		05/01/2041	264,209
181,586	Pool AL1691	6.00%		06/01/2041	205,271
241,212	Pool AL1744	6.00%		10/01/2040	272,701
5,110,797	Pool AL4292	4.50%		04/01/2026	5,409,001

	Total US Government / Agency Mortgage Backed Obligations (Cost $48,409,633)				50,361,279

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 10.1%
70,300,000	United States Treasury Notes	0.88%		11/30/2017	70,254,656
79,100,000	United States Treasury Notes	1.00%		12/31/2017	79,093,830
70,600,000	United States Treasury Notes	0.75%		01/31/2018	70,434,514
35,300,000	United States Treasury Notes	1.00%		03/15/2018	35,275,855
57,500,000	United States Treasury Notes	0.75%		10/31/2018	57,099,052
39,200,000	United States Treasury Notes	1.63%		06/30/2019	39,455,702
62,500,000	United States Treasury Notes	0.88%		09/15/2019	61,731,000
21,900,000	United States Treasury Notes	1.63%		06/30/2020	21,919,666

	Total US Government and Agency Obligations (Cost $435,686,708)				435,264,275

AFFILIATED MUTUAL FUNDS 1.1%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)				49,250,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				49,250,000

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
44,664	Pacific Exploration and Production Corporation*				1,389,063

	Total Exchange Traded Funds and Common Stocks (Cost $8,231,569)				1,389,063

SHORT TERM INVESTMENTS 8.5%
121,300,411	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		121,300,411
121,300,411	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		121,300,411
121,300,411	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		121,300,411

	Total Short Term Investments (Cost $363,901,233)				363,901,233

	Total Investments 104.5% (Cost $4,502,297,474)				4,491,290,515
	Liabilities in Excess of Other Assets (4.5)%				(194,344,251)

	NET ASSETS 100.0%				$4,296,946,264

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	16.0%
Collateralized Loan Obligations	15.2%
Non-Agency Commercial Mortgage Backed Obligations	14.1%
Non-Agency Residential Collateralized Mortgage Obligations	14.1%
US Government and Agency Obligations	10.1%
US Corporate Bonds	9.0%
Short Term Investments	8.5%
Asset Backed Obligations	8.3%
Bank Loans	4.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.4%
US Government / Agency Mortgage Backed Obligations	1.2%
Affiliated Mutual Funds	1.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(4.5)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	15.2%
Non-Agency Commercial Mortgage Backed Obligations	14.1%
Non-Agency Residential Collateralized Mortgage Obligations	14.1%
US Government and Agency Obligations	10.1%
Banking	8.9%
Short Term Investments	8.5%
Asset Backed Obligations	8.3%
Oil & Gas	3.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.4%
Telecommunications	2.1%
Healthcare	1.4%
Utilities	1.4%
Transportation	1.4%
US Government / Agency Mortgage Backed Obligations	1.2%
Affiliated Mutual Funds	1.1%
Pharmaceuticals	1.0%
Automotive	0.9%
Media	0.8%
Food Products	0.8%
Technology	0.8%
Business Equipment and Services	0.7%
Pulp & Paper	0.7%
Aerospace & Defense	0.6%
Beverage and Tobacco	0.6%
Finance	0.6%
Hotels/Motels/Inns and Casinos	0.4%
Food/Drug Retailers	0.4%
Construction	0.4%
Real Estate	0.3%
Insurance	0.3%
Energy	0.3%
Conglomerates	0.2%
Electronics/Electric	0.2%
Chemicals/Plastics	0.2%
Containers and Glass Products	0.2%
Financial Intermediaries	0.2%
Cosmetics/Toiletries	0.2%
Biotechnology	0.2%
Consumer Products	0.1%
Building and Development (including Steel/Metals)	0.1%
Other Assets and Liabilities	(4.5)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	86.3%
Mexico	2.5%
Chile	2.5%
India	1.4%
Panama	1.1%
China	1.1%
Peru	1.0%
Singapore	1.0%
Colombia	1.0%
South Korea	0.7%
Israel	0.6%
Malaysia	0.6%
Costa Rica	0.6%
Canada	0.5%
Qatar	0.5%
Brazil	0.5%
United Kingdom	0.5%
Indonesia	0.4%
Luxembourg	0.3%
Guatemala	0.2%
Australia	0.2%
Dominican Republic	0.2%
France	0.2%
Poland	0.2%
Hong Kong	0.1%
Ireland	0.1%
Jamaica	0.1%
Netherlands	0.1%
Paraguay	0.0%	~
Other Assets and Liabilities	(4.5)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	55

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2017

#	Variable rate security. Rate disclosed as of March 31, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $1,818,991,110 or 42.3% of net assets.

†	Perpetual Maturity

I/O	Interest only security

¥	Illiquid security. At March 31, 2017, the value of these securities amounted to $3,299,463 or 0.1% of net assets.

~	Represents less than 0.05% of net assets

♦	Seven-day yield as of March 31, 2017

*	Non-income producing security

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2017 is as follows:

Fund	Value at March 31, 2016	Gross Purchases	Gross Sales	Shares Held at March 31, 2017	Value at March 31, 2017	Dividend Income Earned in the Year Ended March 31, 2017	Net Realized Gain (Loss) in the Year Ended March 31, 2017
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$47,950,000	$—	$—	5,000,000	$49,250,000	$1,524,278	$—
DoubleLine Global Bond Fund	—	28,800,000	28,964,260	—	—	44,978	164,260

	$47,950,000	$28,800,000	$28,964,260	5,000,000	$49,250,000	$1,569,256	$164,260

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 91.8%

AEROSPACE & DEFENSE 2.6%

	Avantor Performance Materials Holdings LLC,
160,606	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan	5.00%	#&	03/08/2024	161,945

	Avantor Performance Materials Holdings LLC,
3,814,394	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	03/08/2024	3,846,187

	B/E Aerospace, Inc.,
3,572,727	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.04%	#	12/16/2021	3,577,193

	TransDigm, Inc.,
3,769,925	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.98%	#	06/09/2023	3,759,896

					11,345,221

AUTOMOTIVE 4.3%

	American Axle & Manufacturing, Inc.,
1,245,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	03/08/2024	1,246,170

	American Tire Distributors, Inc.,
4,141,686	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	4,156,575

	Capital Automotive LP,
380,000	Guaranteed Secured 2nd Lien Term Loan	7.00%	#	03/24/2025	385,107

	Capital Automotive LP,
2,390,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/25/2024	2,416,888

	Ceva Group PLC,
613,891	Guaranteed Senior Secured 1st Lien Term Loan	0.90%	#	03/19/2021	538,689

	Ceva Group PLC,
868,376	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	762,000

	Ceva Group PLC,
108,547	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	95,250

	Ceva Intercompany BV,
629,573	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	552,450

	CH Hold Corporation,
3,568,182	Senior Secured 1st Lien Term Loan	4.00%	#	02/01/2024	3,598,654

	CH Hold Corporation,
356,818	Senior Secured 1st Lien Delayed-Draw Term Loan	1.50%	#&	02/01/2024	359,866

	Federal-Mogul Holdings Corporation,
4,203,665	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	4,194,816

					18,306,465

BEVERAGE AND TOBACCO 1.3%

	AdvancePierre Foods, Inc.,
3,904,723	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/02/2023	3,958,725

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Chill Merger Sub Inc.,
1,715,000	Senior Secured 1st Lien Term Loan	5.25%	#	03/20/2024	1,734,294

					5,693,019

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 2.6%

	Gates Global LLC,
3,755,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	07/05/2021	3,766,509

	Jeld-Wen, Inc.,
3,920,503	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	07/01/2022	3,953,161

	Summit Materials LLC,
3,593,329	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	07/18/2022	3,628,525

					11,348,195

BUSINESS EQUIPMENT AND SERVICES 4.8%

	AlixPartners LLP,
2,060,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/28/2024	2,072,875

	AlixPartners LLP,
274,057	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/28/2022	275,355

	Bright Bidco BV,
2,530,000	Senior Secured 1st Lien Term Loan	5.50%	#	03/15/2024	2,551,075

	Mitchell International, Inc.,
1,544,603	Guaranteed Secured 2nd Lien Term Loan	8.54%	#	10/11/2021	1,554,264

	RentPath LLC,
3,814,322	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#¥	12/17/2021	3,765,041

	Sabre GLBL Inc.,
330,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	02/22/2024	333,094

	Scientific Games International, Inc.,
1,828,445	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.85%	#	10/01/2021	1,854,016

	Solera LLC,
4,039,458	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/03/2023	4,064,987

	USAGM HoldCo LLC,
3,774,874	Senior Secured 1st Lien Term Loan	4.79%	#	07/28/2022	3,800,241

					20,270,948

CHEMICALS/PLASTICS 6.5%

	Alpha 3 B.V.,
3,640,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.15%	#	01/31/2024	3,653,668

	Huntsman International LLC,
3,698,708	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	04/01/2023	3,737,249

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ineos US Finance LLC,
374,063	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	04/01/2024	376,576

	Kraton Polymers LLC,
2,660,556	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	01/06/2022	2,689,928

	Kronos, Inc.,
3,700,725	Senior Secured 1st Lien Term Loan, Tranche B	5.03%	#	11/01/2023	3,726,371

	Milacron LLC,
3,635,888	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	09/28/2023	3,660,903

	PQ Corporation,
3,994,166	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.29%	#	11/04/2022	4,048,367

	Solenis International LP,
948,117	Guaranteed Secured 2nd Lien Term Loan	7.80%	#	07/29/2022	940,712

	Solenis International LP,
1,202,484	Guaranteed Senior Secured 1st Lien Term Loan	4.27%	#	07/31/2021	1,208,388

	Univar USA, Inc.,
3,736,416	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	07/01/2022	3,749,848

					27,792,010

CONSUMER PRODUCTS 3.7%

	BJ’s Wholesale Club, Inc.,
3,075,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	02/02/2024	3,011,301

	BJ’s Wholesale Club, Inc.,
402,000	Senior Secured 2nd Lien Term Loan	8.50%	#	02/03/2025	393,357

	Equinox Holdings, Inc.,
4,060,000	Senior Secured 1st Lien Term Loan	4.25%	#	03/08/2024	4,095,545

	Life Time Fitness,
3,725,421	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/10/2022	3,739,857

	Revlon Consumer Products Corporation,
4,136,210	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.48%	#	09/07/2023	4,142,539

	SRS Distribution, Inc.,
650,632	Senior Secured 1st Lien Term Loan, Tranche B1	5.29%	#	08/25/2022	660,528

					16,043,127

CONTAINERS AND GLASS PRODUCTS 0.9%

	Reynolds Group,
3,730,054	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	02/03/2023	3,748,909

COSMETICS/TOILETRIES 1.8%

	Galleria Company,
3,750,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.81%	#	09/29/2023	3,787,500

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KIK Custom Products, Inc.,
3,711,033	Senior Secured 1st Lien Term Loan, Tranche B	5.65%	#	08/26/2022	3,768,238

					7,555,738

ELECTRONICS/ELECTRIC 1.7%

	Evergreen Skills,
4,052,596	Senior Secured 1st Lien Term Loan	5.75%	#	04/28/2021	3,738,540

	GTT Communications, Inc.,
1,356,600	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	01/09/2024	1,377,234

	Informatica Corporation,
1,942,707	Senior Secured 1st Lien Term Loan, Tranche B	4.65%	#	08/05/2022	1,935,578

	ON Semiconductor Corporation,
81,539	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.23%	#	03/31/2023	82,014

					7,133,366

ENERGY 3.1%

	Energy Transfer Equity LP,
3,738,542	Senior Secured 1st Lien Term Loan	3.54%	#	02/02/2024	3,735,626

	Foresight Energy LLC,
2,770,000	Guaranteed Senior Secured 1st Lien Term Loan	6.75%	#	03/16/2022	2,705,944

	Gavilan Resources LLC,
925,000	Secured 2nd Lien Term Loan	7.00%	#	03/01/2024	916,906

	Peabody Energy Corporation,
3,725,000	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	03/31/2022	3,731,519

	Peabody Energy Corporation,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	09/24/2020	2,039,500

					13,129,495

FINANCIAL INTERMEDIARIES 2.1%

	First Data Corporation,
1,899,953	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.98%	#	03/24/2021	1,916,578

	GTCR Valor Companies, Inc.,
2,982,488	Senior Secured 1st Lien Term Loan, Tranche B	7.15%	#	06/16/2023	3,002,605

	Prime Security Services Borrower LLC,
3,902,995	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	05/02/2022	3,947,704

					8,866,887

FOOD PRODUCTS 3.1%

	Burger King Restaurant Brands,
3,512,676	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.40%	#	02/16/2024	3,520,000

	CSM Bakery Supplies LLC,
3,166,382	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	2,993,814

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ferrara Candy Company,
2,972,761	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.65%	#	06/15/2023	2,913,306

	NBTY Inc.,
3,924,690	Senior Secured 1st Lien Term Loan, Tranche B	4.65%	#	05/05/2023	3,956,578

					13,383,698

FOOD/DRUG RETAILERS 0.9%

	Albertson’s Holdings LLC,
3,891,613	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	3.98%	#	08/25/2021	3,913,289

HEALTH CARE PROVIDERS & SERVICES 1.9%

	Envision Healthcare Corporation,
3,932,334	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.15%	#	12/01/2023	3,971,657

	Team Health Holdings Inc.,
3,995,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	02/06/2024	3,972,528

					7,944,185

HEALTHCARE 10.6%

	Acadia Healthcare Company, Inc.,
4,190,072	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.98%	#	02/16/2023	4,218,878

	American Renal Holdings, Inc.,
3,936,754	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	08/20/2019	3,945,789

	Change Healthcare Holdings LLC,
1,820,000	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/01/2024	1,825,123

	CHG Healthcare, Inc.,
3,899,965	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	06/07/2023	3,954,077

	Community Health Systems, Inc.,
3,795,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.75%	#	12/31/2019	3,776,898

	CPI Holdco LLC,
1,885,000	Senior Secured 1st Lien Term Loan, Tranche B	5.15%	#	03/24/2024	1,900,316

	DJO Finance LLC,
4,018,567	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/08/2020	3,898,854

	Kinetic Concepts, Inc.,
1,130,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	02/02/2024	1,132,475

	MPH Acquisition Holdings LLC,
3,628,678	Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	06/07/2023	3,679,861

	Pharmaceutical Product Development LLC,
3,949,787	Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	08/18/2022	3,967,680

	Precyse Acquisition Corporation,
2,375,171	Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	10/20/2022	2,391,512

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Select Medical Corporation,
3,520,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	03/06/2024	3,559,600

	Surgery Center Holdings, Inc.,
3,701,355	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	11/03/2020	3,748,788

	US Renal Care, Inc.,
3,675,500	Senior Secured 1st Lien Term Loan	5.40%	#	12/30/2022	3,458,407

					45,458,258

HOTELS/MOTELS/INNS AND CASINOS 2.2%

	Eldorado Resorts, Inc.,
3,668,501	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	3,670,794

	Eldorado Resorts, Inc.,
1,985,000	Senior Secured 1st Lien Term Loan, Tranche B	2.25%	#	03/15/2024	1,985,000

	Greektown Holdings LLC,
2,815,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/21/2024	2,819,405

	Mohegan Tribal Gaming Authority,
1,127,175	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/13/2023	1,132,456

					9,607,655

INDUSTRIAL EQUIPMENT 3.5%

	Aspen Merger Sub, Inc.,
2,626,500	Senior Secured 1st Lien Term Loan	5.25%	#	09/27/2023	2,656,376

	Columbus McKinnon Corporation,
549,129	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	01/31/2024	554,450

	Filtration Group, Inc.,
3,923,073	Senior Secured 1st Lien Term Loan, Tranche B	4.30%	#	11/23/2020	3,958,636

	Manitowoc Foodservice, Inc.,
898,816	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/03/2023	909,678

	Pike Corporation,
925,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	03/08/2024	936,563

	Piscine US Acquisition LLC,
3,721,963	Guaranteed Senior Secured 1st Lien Term Loan	5.65%	#	12/20/2023	3,754,530

	Safway Group Holding LLC,
2,189,636	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	08/18/2023	2,216,667

					14,986,900

INSURANCE 2.4%

	Asurion LLC,
1,638,530	Senior Secured 1st Lien Term Loan, Tranche B2	4.23%	#	07/08/2020	1,651,163

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lonestar Intermediate Super Holdings LLC,
1,625,000	Senior Unsecured Term Loan (PIK 10.75%)	10.00%	#	08/31/2021	1,694,062

	VF Holdings Corporation,
3,651,518	Senior Secured 1st Lien Term Loan	4.25%	#	06/30/2023	3,674,340

	York Risk Services Group, Inc.,
3,227,906	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	10/01/2021	3,156,295

					10,175,860

LEISURE 2.0%

	Emerald Expositions Holdings, Inc.,
3,139,799	Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	06/17/2020	3,169,251

	Nord Anglia Education Finance LLC,
3,730,185	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.55%	#	03/31/2021	3,752,342

	Travel Leaders Group LLC,
1,490,000	Guaranteed Senior Secured 1st Lien Term Loan, Trance B	6.23%	#	01/25/2024	1,512,357

					8,433,950

MEDIA 7.3%

	Cengage Learning, Inc.,
3,409,674	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/07/2023	3,262,104

	CSC Holdings LLC,
3,710,525	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	10/11/2024	3,709,375

	McGraw-Hill Financial, Inc.,
2,182,864	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	05/04/2022	2,163,917

	Mission Broadcasting, Inc.,
336,189	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	01/17/2024	339,551

	Nexstar Broadcasting, Inc.,
3,467,675	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	01/17/2024	3,502,351

	RCN Corporation,
3,935,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	02/01/2024	3,960,145

	Tribune Media Company,
219,357	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	12/24/2020	221,688

	Tribune Media Company,
2,740,854	Guaranteed Senior Secured 1st Lien Term Loan, Trance C	3.98%	#	01/26/2024	2,762,781

	UFC Holdings LLC,
3,688,258	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2023	3,712,951

	Univision Communications, Inc.,
3,713,711	Guaranteed Senior Secured 1st Lien Term Loan, Trance C5	3.75%	#	03/15/2024	3,696,294

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WMG Acquisition Corporation,
3,940,000	Guaranteed Senior Secured 1st Lien Term Loan	3.75%	#	11/01/2023	3,960,626

					31,291,783

MINING 1.0%

	Fairmount Minerals,
1,925,013	Guaranteed Senior Secured 1st Lien Term Loan, Trance B2	4.65%	#	09/05/2019	1,889,728

	Harsco Corporation,
2,304,713	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	11/02/2023	2,342,164

					4,231,892

OIL & GAS 0.4%

	Western Refining, Inc.,
1,753,132	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	5.50%	#	06/23/2023	1,756,419

PHARMACEUTICALS 0.4%

	Mallinckrodt International Finance S.A.,
890,000	Guaranteed Senior Secured 1st Lien Term Loan, Trance B	3.90%	#	09/24/2024	890,556

	Vizient, Inc.,
1,038,238	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/13/2023	1,047,972

					1,938,528

REAL ESTATE 0.9%

	Lightstone Holdco LLC,
3,467,397	Senior Secured 1st Lien Term Loan, Tranche B	5.54%	#	01/30/2024	3,493,836

	Lightstone Holdco LLC,
213,913	Senior Secured 1st Lien Term Loan, Tranche C	5.54%	#	01/30/2024	215,544

					3,709,380

RETAILERS (OTHER THAN FOOD/DRUG) 5.4%

	Harbor Freight Tools USA, Inc.,
3,743,332	Senior Secured 1st Lien Term Loan	4.23%	#	08/18/2023	3,743,332

	Jo-Ann Stores LLC,
2,972,550	Senior Secured 1st Lien Term Loan	6.26%	#	10/20/2023	2,920,545

	Leslie’s Poolmart, Inc.,
4,206,736	Senior Secured 1st Lien Term Loan, Tranche B	4.77%	#	08/16/2023	4,229,348

	National Vision, Inc.,
4,121,728	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	4,127,314

	Party City Holdings, Inc.,
3,958,154	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.86%	#	08/19/2022	3,954,967

	Tumi Holdings, Inc.,
3,933,527	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.23%	#	08/01/2023	3,971,033

					22,946,539

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TECHNOLOGY 6.3%

	Compuware Corporation,
3,938,125	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	5.25%	#	12/15/2021	3,954,370

	Dell International, LLC,
2,907,713	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.49%	#	09/07/2023	2,923,312

	JDA Software Group, Inc.,
4,169,513	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/12/2023	4,203,828

	Micron Technology, Inc.,
2,194,497	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.73%	#	04/26/2022	2,210,616

	Seahawk Holding Ltd.,
4,035,788	Senior Secured 1st Lien Term Loan	7.00%	#	10/31/2022	4,101,369

	SolarWinds Holdings, Inc.,
3,765,238	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	02/03/2023	3,773,013

	Sophia LP,
3,714,602	Senior Secured 1st Lien Term Loan, Trance B	4.40%	#	09/30/2022	3,718,670

	Western Digital Corporation,
2,209,537	Guaranteed Senior Secured 1st Lien Term Loan, Trance B2	3.50%	#	04/28/2023	2,225,800

					27,110,978

TELECOMMUNICATIONS 3.8%

	Colorado Buyer, Inc.,
4,195,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/15/2024	4,225,938

	Genesy’s Telecommunications Laboratories, Inc.,
4,137,505	Senior Secured 1st Lien Term Loan, Tranche B	5.02%	#	12/01/2023	4,176,294

	Hargray Corporation,
470,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/22/2024	472,202

	Level 3 Financing, Inc.,
3,300,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.23%	#	02/22/2024	3,309,619

	Telesat Canada,
3,892,844	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	4.15%	#	11/17/2023	3,931,772

					16,115,825

TRANSPORTATION 3.4%

	Americold Realty Trust, Inc.,
3,598,346	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	12/01/2022	3,645,592

	Kenan Advantage Group, Inc.,
3,157,597	Senior Secured 1st Lien Term Loan, Tranche B1	4.00%	#	08/01/2022	3,166,470

	PODS LLC,
3,950,914	Senior Secured 1st Lien Term Loan, Tranche B2	4.25%	#	02/02/2022	3,990,423

	TKC Holdings, Inc.,
3,900,000	Senior Secured 1st Lien Term Loan	4.75%	#	02/01/2023	3,944,694

					14,747,179

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
UTILITIES 0.9%

	EFS Cogen Holdings I LLC,
3,671,610	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/28/2023	3,711,942

	Total Bank Loans (Cost $391,475,084)				392,697,640

COLLATERALIZED LOAN OBLIGATIONS 0.7%
1,000,000	Madison Park Funding Ltd.	6.48%	#^	01/27/2026	998,009
1,000,000	Octagon Investment Partners Ltd.	7.23%	#^	03/17/2030	995,426
1,000,000	Venture Ltd.	7.79%	#^	10/20/2028	1,004,500

	Total Collateralized Loan Obligations (Cost $2,972,520)				2,997,935

FOREIGN CORPORATE BONDS 0.5%

CONTAINERS AND GLASS PRODUCTS 0.5%
2,000,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	2,027,500

	Total Foreign Corporate Bonds (Cost $2,002,032)				2,027,500

US CORPORATE BONDS 3.5%

CONGLOMERATES 0.2%
1,000,000	Icahn Enterprises LP	6.25%	^	02/01/2022	1,017,500

FOOD PRODUCTS 0.5%
1,035,000	B&G Foods, Inc.	5.25%		04/01/2025	1,046,644
1,000,000	Post Holdings, Inc.	5.50%	^	03/01/2025	1,002,500

					2,049,144

FOOD/DRUG RETAILERS 0.2%
1,010,000	Albertson’s Holdings LLC	5.75%	^	03/15/2025	982,225

HEALTH CARE PROVIDERS & SERVICES 0.2%
1,000,000	Centene Corporation	4.75%		01/15/2025	1,008,130

HEALTHCARE 0.2%
1,000,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	1,000,000

HOTELS/MOTELS/INNS AND CASINOS 0.2%
950,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	1,017,687

LEISURE 0.4%
1,330,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	1,315,869
500,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	520,625

					1,836,494

MINING 0.1%
405,000	Cliffs Natural Resources, Inc.	5.75%	^	03/01/2025	393,862

OIL & GAS 0.5%
1,000,000	Sanchez Energy Corporation	7.75%		06/15/2021	992,500
1,000,000	SM Energy Company	5.00%		01/15/2024	950,000

					1,942,500

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	61

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PHARMACEUTICALS 0.4%
1,665,000	inVentiv Group Holdings, Inc.	7.50%	^	10/01/2024	1,721,194

TELECOMMUNICATIONS 0.3%
1,000,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	1,051,250

UTILITIES 0.3%
1,000,000	NGL Energy Finance Corporation	7.50%	^	11/01/2023	1,037,500

	Total US Corporate Bonds (Cost $15,094,141)				15,057,486

SHORT TERM INVESTMENTS 14.0%
20,011,982	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		20,011,982
20,011,981	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		20,011,981
20,011,981	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		20,011,981

	Total Short Term Investments (Cost $60,035,944)				60,035,944

	Total Investments 110.5% (Cost $471,579,721)				472,816,505
	Liabilities in Excess of Other Assets (10.5)%				(44,812,638)

	NET ASSETS 100.0%				$428,003,867

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	91.8%
Short Term Investments	14.0%
US Corporate Bonds	3.5%
Collateralized Loan Obligations	0.7%
Foreign Corporate Bonds	0.5%
Other Assets and Liabilities	(10.5)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $15,085,647 or 3.5% of net assets.

♦	Seven-day yield as of March 31, 2017

¥	Illiquid security. At March 31, 2017, the value of these securities amounted to $3,765,041 or 0.9% of net assets.

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

&	Unfunded or partially unfunded loan commitment. At March 31, 2017, the value of these securities amounted to $521,811 or 0.1% of net assets.

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 6.0%

	Arcadia Receivables Credit Trust,
9,411,065	Series 2017-1-A	3.25%	^	06/15/2023	9,445,444

	AVANT Loans Funding Trust,
115,345	Series 2016-B-A	3.92%	^	08/15/2019	115,759

	Blue Elephant Loan Trust,
23,073	Series 2015-1-A	3.12%	^	12/15/2022	23,133

	Citi Held For Asset Issuance,
764,661	Series 2015-PM1-B	2.93%	^	12/15/2021	765,146

	Colony American Finance Ltd.,
986,574	Series 2016-1-A	2.54%	^	06/15/2048	969,946

	Colony American Homes,
3,000,000	Series 2014-2A-E	4.18%	#^	07/17/2031	3,006,164

	Colony Starwood Homes Trust,
6,200,000	Series 2016-2A-D	3.29%	#^	12/17/2033	6,235,102

	Consumer Credit Origination Loan Trust,
17,834	Series 2015-1-A	2.82%	^	03/15/2021	17,834

	Consumer Installment Loan Trust,
354,176	Series 2016-LD1-A	3.96%	^	07/15/2022	357,478

	Flagship Credit Auto Trust,
2,500,000	Series 2016-3-B	2.43%	^	06/15/2021	2,488,459
8,120,000	Series 2016-4-C	2.71%	^	11/15/2022	8,036,709
6,850,000	Series 2017-1-C	3.22%	^	05/15/2023	6,881,762

	HERO Funding Trust,
5,031,925	Series 2016-1A-A	4.05%	^	09/20/2041	5,089,002

	Kabbage Asset Securitization LLC,
15,000,000	Series 2017-1-A	4.57%	^	03/15/2022	15,394,035

	LendingClub Issuance Trust,
3,918,144	Series 2016-NP2-A	3.00%	^	01/17/2023	3,930,341

	Mariner Finance Issuance Trust,
5,000,000	Series 2017-AA-A	3.62%	^	02/20/2029	5,031,754

	MarketPlace Loan Trust,
279,324	Series 2015-AV2-A	4.00%	^	10/15/2021	281,423

	Mosaic Solar Loans LLC,
3,467,602	Series 2017-1A-A	4.45%	^	06/20/2042	3,486,614

	OneMain Direct Auto Receivables Trust,
4,000,000	Series 2016-1A-B	2.76%	^	05/15/2021	4,010,123

	OneMain Financial Issuance Trust,
1,970,772	Series 2014-1A-A	2.43%	^	06/18/2024	1,971,301

	Oportun Funding LLC,
3,000,000	Series 2016-B-A	3.69%	^	07/08/2021	3,009,584
3,000,000	Series 2016-C-A	3.28%	^	11/08/2021	2,976,423

	Progress Residential Trust,
2,650,000	Series 2016-SFR1-C	3.44%	#^	09/17/2033	2,686,859
3,000,000	Series 2016-SFR2-D	3.44%	#^	01/17/2034	3,008,643

	SCF Equipment Leasing LLC,
4,880,182	Series 2017-1A-A	3.77%	^	01/20/2023	4,875,447

	Sierra Timeshare Receivables Funding LLC,
7,883,933	Series 2016-3A-A	2.43%	^	10/20/2033	7,801,942

	SLM Private Credit Student Loan Trust,
9,000,000	Series 2006-A-A5	1.42%	#	06/15/2039	8,467,643

	SoFi Consumer Loan Program LLC,
2,273,485	Series 2016-1-A	3.26%	^	08/25/2025	2,271,862
2,594,494	Series 2016-3-A	3.05%	^	12/26/2025	2,599,198

	SoFi Consumer Loan Program Trust,
1,521,310	Series 2016-2-A	3.09%	^	10/27/2025	1,524,421
9,386,837	Series 2017-1-A	3.28%	^	01/26/2026	9,443,830
5,000,000	Series 2017-2-A	3.28%	^	02/25/2026	5,006,256

	SoFi Professional Loan Program,
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,924,352

	SpringCastle America Funding LLC,
4,345,793	Series 2016-AA-A	3.05%	^	04/25/2029	4,381,211

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Springleaf Funding Trust,
9,000,000	Series 2016-AA-A	2.90%	^	11/15/2029	9,055,711

	Spruce Asset Backed Securities Trust,
2,203,483	Series 2016-E1-A	4.32%	^	06/15/2028	2,177,751

	TAL Advantage LLC,
24,100,000	Series 2017-1A-A	4.50%	^	04/20/2042	24,392,360

	Westlake Automobile Receivables Trust,
1,000,000	Series 2016-2A-B	2.30%	^	11/15/2019	1,002,877
14,000,000	Series 2017-1A-C	2.70%	^	10/17/2022	14,037,901

	Total Asset Backed Obligations (Cost $190,329,918)				191,181,800

BANK LOANS 5.7%

	Acadia Healthcare Company, Inc.,
2,241,764	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.98%	#	02/16/2023	2,257,176

	AdvancePierre Foods, Inc.,
1,988,489	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/02/2023	2,015,990

	Albertson’s Holdings LLC,
2,009,605	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	3.98%	#	08/25/2021	2,020,799

	AlixPartners LLP,
1,515,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	07/28/2022	1,522,174

	AlixPartners LLP,
1,015,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	03/28/2024	1,021,344

	Alpha 3 B.V.,
1,855,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.04%	#	01/31/2024	1,861,966

	American Axle & Manufacturing, Inc.,
180,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.41%	#	03/08/2024	180,169

	American Renal Holdings, Inc.,
2,020,828	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	08/20/2019	2,025,466

	American Tire Distributors, Inc.,
2,218,017	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.40%	#	09/01/2021	2,225,991

	Americold Realty Trust, Inc.,
1,847,598	Senior Secured 1st Lien Term Loan, Tranche B	5.78%	#	12/01/2022	1,871,857

	Aspen Merger Sub, Inc.,
944,050	Senior Secured 1st Lien Term Loan	5.40%	#	09/27/2023	954,789

	Asurion LLC,
826,137	Senior Secured 1st Lien Term Loan, Tranche B2	4.39%	#	07/08/2020	832,506

	Avantor Performance Materials Holdings LLC,
86,465	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan	5.12%	#&	03/08/2024	87,185

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	63

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Avantor Performance Materials Holdings LLC,
2,053,535	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	03/08/2024	2,070,652

	B/E Aerospace, Inc.,
354,091	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.04%	#	12/16/2021	354,534

	Berry Plastics Corporation,
528,590	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.48%	#	10/01/2022	532,610

	BJ’s Wholesale Club, Inc.,
1,620,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	02/02/2024	1,586,442

	BJ’s Wholesale Club, Inc.,
212,000	Senior Secured 2nd Lien Term Loan	8.50%	#	02/03/2025	207,442

	Bright Bidco BV,
1,330,000	Senior Secured 1st Lien Term Loan	5.50%	#	03/15/2024	1,341,079

	Burger King Restaurant Brands,
1,792,328	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.40%	#	02/16/2024	1,796,065

	Capital Automotive LP,
200,000	Guaranteed Secured 2nd Lien Term Loan	7.00%	#	03/24/2025	202,688

	Capital Automotive LP,
1,260,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/25/2024	1,274,175

	Cengage Learning, Inc.,
1,687,080	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/07/2023	1,614,063

	Ceva Group PLC,
56,268	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	49,375

	Ceva Group PLC,
318,226	Guaranteed Senior Secured 1st Lien Term Loan	0.90%	#	03/19/2021	279,243

	Ceva Group PLC,
450,145	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	395,002

	Ceva Intercompany BV,
326,355	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	286,376

	CH Hold Corporation,
1,931,818	Senior Secured 1st Lien Term Loan	4.00%	#	02/01/2024	1,948,316

	CH Hold Corporation,
193,182	Senior Secured 1st Lien Delayed-Draw Term Loan	3.00%	#&	02/01/2024	194,832

	Change Healthcare Holdings LLC,
2,060,000	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/01/2024	2,065,799

	Charter Communications Operating LLC,
521,482	Guaranteed Senior Secured 1st Lien Term Loan Tranche I	3.23%	#	01/15/2024	524,598

	CHG Healthcare, Inc.,
1,983,675	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	06/07/2023	2,011,199

	Chill Merger Sub Inc.,
550,000	Senior Secured 1st Lien Term Loan	5.25%	#	03/20/2024	556,187

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Colorado Buyer, Inc.,
2,055,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/15/2024	2,070,156

	Columbus McKinnon Corporation,
72,893	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	01/31/2024	73,600

	Community Health Systems Inc.,
1,990,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.75%	#	12/31/2019	1,980,508

	Compuware Corporation,
2,008,688	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	5.25%	#	12/15/2021	2,016,973

	CPI Holdco LLC,
930,000	Senior Secured 1st Lien Term Loan	5.15%	#	03/24/2024	937,556

	CSC Holdings LLC,
1,211,363	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	10/11/2024	1,210,988

	CSC Holdings LLC,
695,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.30%	#	07/15/2025	695,434

	CSM Bakery Supplies LLC,
1,706,753	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	1,613,735

	Dell International, LLC,
1,474,200	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.49%	#	09/07/2023	1,482,109

	DJO Finance LLC,
2,092,620	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/08/2020	2,030,281

	EFS Cogen Holdings I LLC,
1,959,250	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/28/2023	1,980,772

	Eldorado Resorts, Inc.,
485,071	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	485,374

	Eldorado Resorts, Inc.,
1,045,000	Senior Secured 1st Lien Term Loan, Tranche B	2.25%	#	03/15/2024	1,045,000

	Emerald Expositions Holdings, Inc.,
596,716	Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	06/17/2020	602,313

	Energy Transfer Equity LP,
1,975,405	Senior Secured 1st Lien Term Loan	3.73%	#	02/02/2024	1,973,865

	Envision Healthcare Corporation,
2,012,269	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.15%	#	12/01/2023	2,032,392

	Equinox Holdings, Inc.,
2,070,000	Senior Secured 1st Lien Term Loan	4.25%	#	03/08/2024	2,088,123

	Fairmount Minerals,
1,034,289	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.65%	#	09/05/2019	1,015,331

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal-Mogul Holdings Corporation,
2,088,681	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	2,084,285

	Ferrara Candy Company,
372,324	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.65%	#	06/15/2023	364,878

	Filtration Group, Inc.,
2,000,571	Senior Secured 1st Lien Term Loan, Tranche B	4.30%	#	11/23/2020	2,018,706

	First Data Corporation,
1,014,388	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.98%	#	03/24/2021	1,023,263

	Foresight Energy LLC,
1,455,000	Guaranteed Senior Secured 1st Lien Term Loan	6.75%	#	03/16/2022	1,421,353

	Galleria Company,
1,975,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	09/29/2023	1,994,750

	Gates Global LLC,
1,995,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	07/05/2021	2,001,115

	Gavilan Resources LLC,
480,000	Secured 2nd Lien Term Loan	7.00%	#	03/01/2024	475,800

	Genesy’s Telecommunications Laboratories, Inc.,
2,219,027	Senior Secured 1st Lien Term Loan, Tranche B	5.02%	#	12/01/2023	2,239,830

	Greektown Holdings LLC,
1,385,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/21/2024	1,387,168

	GTCR Valor Companies, Inc.,
971,927	Senior Secured 1st Lien Term Loan, Tranche B	7.15%	#	06/16/2023	978,483

	GTT Communications,
159,600	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	01/09/2024	162,028

	Harbor Freight Tools USA, Inc.,
517,899	Senior Secured 1st Lien Term Loan	4.23%	#	08/18/2023	517,899

	Hargray Corporation,
230,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/22/2024	231,078

	Harsco Corporation,
1,154,013	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	11/02/2023	1,172,765

	HCA Inc.,
99,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B8	3.23%	#	02/15/2024	100,694

	Huntsman International LLC,
1,996,380	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	04/01/2023	2,017,182

	Ineos US Finance LLC,
54,863	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	04/01/2024	55,231

	Informatica Corporation,
1,015,000	Senior Secured 1st Lien Term Loan, Tranche B	4.65%	#	08/05/2022	1,011,275

	JDA Software Group, Inc.,
2,239,025	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/12/2023	2,257,452

	Jeld-Wen, Inc.,
2,001,236	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	07/01/2022	2,017,906

	Jo-Ann Stores LLC,
1,269,438	Senior Secured 1st Lien Term Loan	6.26%	#	10/20/2023	1,247,229

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Kenan Advantage Group,
1,509,646	Senior Secured 1st Lien Term Loan, Tranche B1	4.00%	#	08/01/2022	1,513,888

	KIK Custom Products, Inc.,
609,272	Senior Secured 1st Lien Term Loan, Tranche B	5.65%	#	08/26/2022	618,664

	Kinetic Concepts, Inc.,
155,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	02/02/2024	155,339

	Kraton Polymers LLC,
797,246	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	01/06/2022	806,047

	Kronos, Inc.,
1,985,025	Senior Secured 1st Lien Term Loan, Tranche B	5.03%	#	11/01/2023	1,998,781

	Leslie’s Poolmart, Inc.,
2,247,786	Senior Secured 1st Lien Term Loan, Tranche B	4.77%	#	08/16/2023	2,259,868

	Level 3 Financing, Inc.,
1,695,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.23%	#	02/22/2024	1,699,941

	Lifetime Fitness,
1,995,197	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/10/2022	2,002,928

	Lightstone Holdco LLC,
549,709	Senior Secured 1st Lien Term Loan, Tranche B	5.54%	#	01/30/2024	553,901

	Lightstone Holdco LLC,
33,913	Senior Secured 1st Lien Term Loan, Tranche C	5.54%	#	01/30/2024	34,172

	Lonestar Intermediate Super Holdings LLC,
205,000	Senior Unsecured Term Loan (PIK 10.75%)	10.00%	#	08/31/2021	213,712

	Mallinckrodt International Finance S.A.,
130,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.90%	#	09/24/2024	130,081

	Manitowoc Foodservice, Inc.,
260,878	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/03/2023	264,031

	McGraw Hill Financial, Inc.,
1,091,239	Senior Secured 1st Lien Term Loan	5.00%	#	05/04/2022	1,081,767

	MGM Growth Properties LP,
555,768	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.48%	#	04/25/2023	559,241

	Micron Technology, Inc.,
397,995	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.73%	#	04/26/2022	400,918

	Milacron,
1,868,575	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	09/28/2023	1,881,431

	Mission Broadcasting, Inc.,
48,931	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	01/17/2024	49,420

	Mitchell International, Inc.,
85,000	Guaranteed Secured 2nd Lien Term Loan	8.54%	#	10/11/2021	85,532

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	65

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mohegan Tribal Gaming Authority,
129,675	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/13/2023	130,283

	MPH Acquisition Holdings LLC,
1,843,590	Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	06/07/2023	1,869,593

	National Vision, Inc.,
2,045,291	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	2,048,062

	NBTY Inc.,
2,061,354	Senior Secured 1st Lien Term Loan, Tranche B	4.65%	#	05/05/2023	2,078,102

	Nexstar Broadcasting, Inc.,
511,069	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	01/17/2024	516,180

	Nord Anglia Education Finance LLC,
1,975,903	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.55%	#	03/31/2021	1,987,640

	Party City Holdings, Inc.,
2,072,987	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.03%	#	08/19/2022	2,071,318

	Peabody Energy Corporation,
1,970,000	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	03/31/2022	1,973,447

	Pharmaceutical Product Development LLC,
2,035,020	Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	08/18/2022	2,044,239

	Pike Corporation,
135,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	03/08/2024	136,687

	Piscine US Acquisition LLC,
1,884,038	Guaranteed Senior Secured 1st Lien Term Loan	5.65%	#	12/20/2023	1,900,523

	PODS LLC,
2,011,295	Senior Secured 1st Lien Term Loan, Tranche B2	4.25%	#	02/02/2022	2,031,408

	PQ Corporation,
2,055,346	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.29%	#	11/04/2022	2,083,237

	Precyse Acquisition Corporation,
1,069,158	Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	10/20/2022	1,076,514

	Prime Security Services Borrower LLC,
2,002,565	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	05/02/2022	2,025,504

	RCN Corporation,
2,030,000	Guaranteed Senior Secured 1st Lien Term Loan	3.98%	#	02/01/2024	2,042,972

	RentPath LLC,
2,033,001	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#¥	12/17/2021	2,006,735

	Revlon Consumer Products Corporation,
2,064,704	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.48%	#	09/07/2023	2,067,863

	Reynolds Group,
2,042,611	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	02/03/2023	2,052,937

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sabre GLBL Inc.,
45,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	02/22/2024	45,422

	Safway Group Holding LLC,
1,183,100	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	08/18/2023	1,197,705

	Scientific Games International, Inc.,
930,752	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.85%	#	10/01/2021	943,769

	Seahawk Holding Ltd.,
2,058,675	Senior Secured 1st Lien Term Loan	7.00%	#	10/31/2022	2,092,128

	Select Medical Corporation,
1,800,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	03/06/2024	1,820,250

	Skillsoft
2,064,668	Senior Secured 1st Lien Term Loan	5.75%	#	04/28/2021	1,904,666

	Solarwinds Holdings, Inc.,
2,062,324	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	02/03/2023	2,066,582

	Solenis International LP,
344,692	Guaranteed Secured 2nd Lien Term Loan	7.80%	#	07/29/2022	342,000

	Solenis International LP,
97,022	Guaranteed Senior Secured 1st Lien Term Loan	4.30%	#	07/31/2021	97,499

	Solera LLC,
2,081,113	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/03/2023	2,094,266

	Sophia LP,
2,046,118	Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	09/30/2022	2,048,359

	SRS Distribution, Inc.,
110,242	Senior Secured 1st Lien Term Loan, Tranche B1	5.29%	#	08/25/2022	111,919

	Summit Materials LLC,
1,849,880	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	07/18/2022	1,867,999

	Surgery Center Holdings, Inc.,
614,297	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	11/03/2020	622,169

	Team Health Holdings Inc.,
2,055,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	02/06/2024	2,043,441

	Telesat Canada,
1,994,077	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	4.15%	#	11/17/2023	2,014,018

	TKC Holdings,
1,980,000	Senior Secured 1st Lien Term Loan	4.75%	#	02/01/2023	2,002,691

	TransDigm, Inc.,
2,002,312	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.98%	#	06/09/2023	1,996,985

	Travel Leaders Group LLC,
200,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.23%	#	01/25/2024	203,001

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Tribune Media Company,
36,241	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	12/24/2020	36,626

	Tribune Media,
452,828	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.98%	#	01/26/2024	456,451

	Tumi Holdings, Inc.,
2,006,341	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.23%	#	08/01/2023	2,025,472

	UFC Holdings LLC,
1,902,887	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2023	1,915,626

	Univar USA, Inc.,
2,066,211	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	07/01/2022	2,073,639

	Univision Communications, Inc.,
507,689	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C5	3.75%	#	03/15/2024	505,308

	US Renal Care, Inc.,
1,901,470	Senior Secured 1st Lien Term Loan	5.40%	#	12/30/2022	1,789,160

	USAGM HoldCo LLC,
1,935,484	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	1,948,490

	VF Holdings Corporation,
1,872,498	Senior Secured 1st Lien Term Loan	4.25%	#	06/30/2023	1,884,201

	Vizient, Inc.,
170,978	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/13/2023	172,581

	Western Digital Corporation,
1,168,050	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/28/2023	1,176,647

	Western Refining, Inc.,
226,206	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	5.50%	#	06/23/2023	226,630

	WMG Acquisition Corporation,
2,035,000	Guaranteed Senior Secured 1st Lien Term Loan	3.75%	#	11/01/2023	2,045,653

	York Risk Services Group, Inc.,
1,732,216	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	10/01/2021	1,693,787

	Total Bank Loans (Cost $182,463,855)				182,201,015

COLLATERALIZED LOAN OBLIGATIONS 10.9%

	Adams Mill Ltd.,
1,000,000	Series 2014-1A-A1	2.50%	#^	07/15/2026	1,001,776
250,000	Series 2014-1A-D1	4.52%	#^	07/15/2026	247,500

	ALM LLC,
3,935,000	Series 2014-14A-A1	2.47%	#^	07/28/2026	3,938,935
5,000,000	Series 2016-19A-A1	2.57%	#^	07/15/2028	5,055,000
2,500,000	Series 2016-19A-A2	3.22%	#^	07/15/2028	2,527,464

	Anchorage Capital Ltd.,
10,000,000	Series 2012-1A-A2R	3.12%	#^	01/13/2027	10,055,702
1,600,000	Series 2014-4A-A1A	2.49%	#^	07/28/2026	1,607,420

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Apidos Ltd.,
2,000,000	Series 2013-16A-A1	2.47%	#^	01/19/2025	2,003,117
10,000,000	Series 2014-18A-A1	2.45%	#^	07/22/2026	10,020,175
1,000,000	Series 2015-20A-A1R	2.35%	#^	01/16/2027	1,003,010
5,000,000	Series 2016-24A-A2	3.03%	#^	07/20/2027	5,025,135

	Arrowpoint Ltd.,
4,500,000	Series 2013-1A-A1R	2.35%	#^	11/15/2028	4,519,776
2,410,000	Series 2014-2A-A1L	2.62%	#^	03/12/2026	2,418,934

	Avery Point Ltd.,
250,000	Series 2013-2A-D	4.47%	#^	07/17/2025	248,714
6,000,000	Series 2013-3A-A	2.42%	#^	01/18/2025	6,003,290
500,000	Series 2014-1A-C	4.14%	#^	04/25/2026	501,251

	Babson Ltd.,
20,000,000	Series 2014-3A-AR	2.30%	#^	01/15/2026	20,075,000
500,000	Series 2014-3A-D2	5.17%	#^	01/15/2026	502,656
2,500,000	Series 2015-2A-D	4.83%	#^	07/20/2027	2,507,500

	Betony Ltd.,
1,000,000	Series 2015-1A-D	4.62%	#^	04/15/2027	990,734

	BlueMountain Ltd.,
447,106	Series 2012-1A-A	2.35%	#^	07/20/2023	447,608
2,500,000	Series 2013-1A-A1R	2.43%	#^	01/20/2029	2,512,760
2,500,000	Series 2013-4A-A	2.52%	#^	04/15/2025	2,506,305
4,000,000	Series 2015-3A-A1	2.51%	#^	10/20/2027	4,018,000

	Canyon Capital Ltd.,
4,500,000	Series 2006-1A-D	2.73%	#^	12/15/2020	4,436,778
1,500,000	Series 2014-1A-B	3.69%	#^	04/30/2025	1,503,810
5,800,000	Series 2016-2A-B	2.79%	#^	10/15/2028	5,795,752

	Carlyle Global Market Strategies Ltd.,
3,129,462	Series 2012-2A-A1R	2.33%	#^	07/20/2023	3,132,470
2,000,000	Series 2015-1A-A	2.56%	#^	04/20/2027	2,001,719

	Carlyle High Yield Partners Ltd.,
818,670	Series 2007-10A-A1	1.25%	#^	04/19/2022	819,718
503,074	Series 2007-10A-A2A	1.24%	#^	04/19/2022	503,379

	Catamaran Ltd.,
250,000	Series 2014-1A-B	3.68%	#^	04/20/2026	248,783
2,000,000	Series 2015-1A-A	2.59%	#^	04/22/2027	2,012,609
1,000,000	Series 2015-1A-B	3.24%	#^	04/22/2027	1,002,433

	Cent Ltd.,
1,000,000	Series 2014-21A-A1AR	0.00%	#^	07/27/2026	1,000,227
2,750,000	Series 2006-12A-D	2.45%	#^	11/18/2020	2,702,558
1,000,000	Series 2013-19A-A1A	2.37%	#^	10/29/2025	1,001,105
250,000	Series 2014-22A-C	4.78%	#^	11/07/2026	250,066

	Dryden Senior Loan Fund,
8,750,000	Series 2014-31A-A	2.37%	#^	04/18/2026	8,752,625
1,000,000	Series 2014-31A-B	2.92%	#^	04/18/2026	1,000,000

	Eaton Vance Ltd.,
570,298	Series 2006-8A-A	1.29%	#^	08/15/2022	569,294
2,500,000	Series 2006-8A-B	1.69%	#^	08/15/2022	2,490,444

	Flatiron Ltd.,
250,000	Series 2014-1A-C	4.32%	#^	07/17/2026	245,919

	Franklin Ltd.,
1,674,496	Series 2007-6A-A	1.27%	#^	08/09/2019	1,673,799

	Galaxy Ltd.,
500,000	Series 2014-18A-D1	4.72%	#^	10/15/2026	495,001

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2	3.54%	#	08/15/2023	502,458
500,000	Series 2013-2A-C	3.73%	#^	08/01/2025	503,066
250,000	Series 2013-2A-D	4.83%	#^	08/01/2025	251,222
500,000	Series 2014-2A-C	4.54%	#^	04/28/2025	489,069

	Hildene Ltd.,
20,000,000	Series 2014-2A-AR	0.00%	#^	07/19/2026	20,000,000
3,000,000	Series 2015-4A-A1A	2.54%	#^	07/23/2027	3,018,266

	Jamestown Ltd.,
5,000,000	Series 2013-3A-A1A	2.47%	#^	01/15/2026	5,016,531
3,000,000	Series 2014-4A-A1A	2.52%	#^	07/15/2026	3,001,453
1,000,000	Series 2015-6A-A1A	2.65%	#^	02/20/2027	1,001,062

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	67

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LCM LP,
10,000,000	Series 14A-A	2.17%	#^	07/15/2025	10,004,839
500,000	Series 14A-D	4.52%	#^	07/15/2025	502,543
500,000	Series 15A-C	4.15%	#^	08/25/2024	500,573
250,000	Series 16A-D	4.62%	#^	07/15/2026	251,725

	Madison Park Funding Ltd.,
10,000,000	Series 2013-11A-A2	2.34%	#^	10/23/2025	10,004,959
250,000	Series 2014-14A-C1	4.13%	#^	07/20/2026	250,068
1,000,000	Series 2014-14A-D	4.63%	#^	07/20/2026	1,008,651
1,000,000	Series 2014-15A-CR	4.49%	#^	01/27/2026	1,007,654

	Magnetite Ltd.,
1,000,000	Series 2014-11A-C	4.62%	#^	01/18/2027	1,008,475

	Marathon Ltd.,
8,625,000	Series 2017-9A-A2	0.00%	#^	04/15/2029	8,633,752

	MP Ltd.,
10,000,000	Series 2014-1A-AR	2.21%	#^	07/18/2026	10,019,505
5,000,000	Series 2014-2A-AR	2.16%	#^	01/15/2027	5,000,000

	North End Ltd.,
500,000	Series 2013-1A-C	3.77%	#^	07/17/2025	500,474
250,000	Series 2013-1A-D	4.52%	#^	07/17/2025	248,091

	Octagon Investment Partners Ltd.,
955,315	Series 2012-1A-AR	2.30%	#^	05/05/2023	956,416
3,750,000	Series 2013-1A-A	2.14%	#^	07/17/2025	3,757,753
1,000,000	Series 2014-1A-A	2.52%	#^	11/25/2025	1,003,715
750,000	Series 2014-1A-C	4.69%	#^	11/14/2026	753,063

	OZLM Ltd.,
1,000,000	Series 2015-11A-A1A	2.59%	#^	01/30/2027	1,002,760

	Palmer Square Ltd.,
3,000,000	Series 2013-2A-A1B	3.12%	^	10/17/2025	3,000,000

	Primus Ltd.,
2,000,000	Series 2007-2A-D	3.42%	#^	07/15/2021	1,995,439

	Race Point Ltd.,
250,000	Series 2012-6A-CR	4.16%	#^	05/24/2023	251,779
250,000	Series 2012-6A-DR	5.16%	#^	05/24/2023	250,444

	Regatta Funding Ltd.,
500,000	Series 2014-1A-A1A	2.60%	#^	10/25/2026	500,000

	Silverado Ltd.,
144,127	Series 2006-2A-A1	1.26%	#^	10/16/2020	144,274

	Sound Harbor Loan Fund Ltd.,
1,944,000	Series 2014-1A-A1	2.54%	#^	10/30/2026	1,947,447

	Steele Creek Ltd.,
20,000,000	Series 2014-1A-A1R	2.37%	#^	08/21/2026	19,999,516

	Stewart Park Ltd.,
5,000,000	Series 2015-1A-B	3.02%	#^	04/15/2026	5,027,252

	Symphony Ltd.,
3,327,719	Series 2012-8A-AR	2.11%	#^	01/09/2023	3,336,725
2,000,000	Series 2013-11A-A	2.32%	#^	01/17/2025	2,004,790
1,500,000	Series 2013-11A-B1	3.22%	#^	01/17/2025	1,501,102
1,500,000	Series 2013-11A-C	4.17%	#^	01/17/2025	1,502,846

	TCI-Cent Ltd.,
3,500,000	Series 2016-1A-A1	2.64%	#^	12/21/2029	3,528,635
6,000,000	Series 2016-1A-A2	3.32%	#^	12/21/2029	6,067,354

	TCI-Flatiron Ltd,
2,000,000	Series 2016-1A-B	3.22%	#^	07/17/2028	2,032,339

	Venture Ltd.,
395,750	Series 2007-8A-A2A	1.26%	#^	07/22/2021	395,201
4,000,000	Series 2007-8A-C	1.94%	#^	07/22/2021	3,910,526
887,305	Series 2012-11A-AR	2.34%	#^	11/14/2022	888,414
500,000	Series 2013-14A-B1	2.90%	#^	08/28/2025	500,423
17,620,000	Series 2014-16A-A1L	2.52%	#^	04/15/2026	17,620,000
6,000,000	Series 2014-17A-A	2.50%	#^	07/15/2026	6,003,455
4,000,000	Series 2014-18A-A	2.47%	#^	10/15/2026	4,002,100
6,000,000	Series 2014-18A-B	2.92%	#^	10/15/2026	6,022,604

	Vibrant Ltd.,
5,000,000	Series 2015-3A-A1R	2.51%	#^	04/20/2026	5,002,120
3,500,000	Series 2016-5A-B	3.10%	#^	01/20/2029	3,499,575

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Voya Ltd.,
551,557	Series 2006-3A-B	1.70%	#^	12/13/2020	552,809
6,250,000	Series 2013-2A-A1	2.19%	#^	04/25/2025	6,257,968
3,060,000	Series 2014-4A-A1	2.52%	#^	10/14/2026	3,069,961

	WhiteHorse Ltd.,
6,150,000	Series 2014-1A-A	2.53%	#^	05/01/2026	6,126,701

	Wind River Ltd.,
4,600,000	Series 2013-1A-A1	2.18%	#^	04/20/2025	4,604,229
5,000,000	Series 2016-1A-C	3.37%	#^	07/15/2028	5,059,551

	Total Collateralized Loan Obligations (Cost $346,704,253)				348,179,973

FOREIGN CORPORATE BONDS 8.2%
2,500,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	2,519,470
2,488,462	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	2,668,875
1,000,000	AES Gener S.A.	5.25%		08/15/2021	1,058,229
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	207,500
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,037,500
5,200,000	America Movil SAB de CV	3.13%		07/16/2022	5,251,300
4,685,000	AstraZeneca PLC	1.75%		11/16/2018	4,687,417
800,000	Avianca Holdings S.A.	8.38%		05/10/2020	796,800
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	199,200
2,500,000	Axiata SPV2 BHD	3.47%		11/19/2020	2,562,642
500,000	Banco Davivienda S.A.	2.95%		01/29/2018	503,750
2,600,000	Banco de Costa Rica	5.25%		08/12/2018	2,647,606
200,000	Banco de Credito del Peru	2.25%	^	10/25/2019	198,750
6,500,000	Banco de Credito del Peru	4.25%		04/01/2023	6,760,000
4,500,000	Banco del Estado de Chile	3.88%		02/08/2022	4,674,304
1,500,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	1,503,750
2,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	2,022,000
400,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#^	08/11/2026	393,000
5,600,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	5,502,000
1,500,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,521,720
1,000,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	1,018,750
600,000	Banco Regional SAECA	8.13%		01/24/2019	641,940
3,920,000	Banco Santander	3.88%		09/20/2022	4,069,445
4,100,000	Banco Santander	5.95%	#	01/30/2024	4,253,750
500,000	Bancolombia S.A.	6.13%		07/26/2020	540,650
2,395,000	Bank of Montreal	1.50%		07/18/2019	2,370,729
2,725,000	Bank of Montreal	2.10%		12/12/2019	2,738,184
1,000,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	1,015,200
4,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	4,290,000
2,650,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	2,650,000
5,000,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	5,334,000
5,560,000	BP Capital Markets PLC	1.68%		05/03/2019	5,533,807
136,000	BP Capital Markets PLC	2.32%		02/13/2020	137,177
2,055,000	British Telecommunications PLC	5.95%		01/15/2018	2,123,053

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
50,000	Camposol S.A.	10.50%	^	07/15/2021	52,875
300,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	330,915
1,250,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	1,324,584
2,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,624,101
2,500,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	2,502,788
3,500,000	CNOOC Finance Ltd.	2.63%		05/05/2020	3,490,582
3,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	3,099,390
1,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	1,010,698
5,000,000	CNPC General Capital Ltd.	3.95%		04/19/2022	5,204,071
2,000,000	Colbun S.A.	6.00%		01/21/2020	2,172,632
5,500,000	Comision Federal de Electricidad	4.88%		05/26/2021	5,781,875
3,620,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	3,623,566
700,000	Corpbanca S.A.	3.88%		09/22/2019	723,062
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	481,245
500,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	509,150
300,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	305,490
4,000,000	Corporacion Financiera de Desarrolo S.A.	4.75%		02/08/2022	4,265,000
700,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	705,250
880,000	Covidien International Finance S.A.	6.00%		10/15/2017	901,380
1,100,000	DBS Bank Ltd.	3.63%	#	09/21/2022	1,108,428
5,500,000	DBS Group Holdings Ltd.	3.60%	#†	12/29/2049	5,418,639
200,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	203,775
3,800,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,942,500
900,000	Digicel Ltd.	8.25%		09/30/2020	777,033
800,000	Digicel Ltd.	7.13%		04/01/2022	626,000
2,500,000	E.CL S.A.	5.63%		01/15/2021	2,713,824
1,500,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	1,548,750
800,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	898,880
2,138,373	ENA Norte Trust	4.95%		04/25/2023	2,213,216
4,000,000	Export-Import Bank of India	3.13%		07/20/2021	4,035,304
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,035,000
1,500,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	1,515,000
2,500,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,525,000
400,000	Global Bank Corporation	5.13%		10/30/2019	412,200
200,000	Global Bank Corporation	5.13%	^	10/30/2019	206,100
4,500,000	Global Bank Corporation	4.50%		10/20/2021	4,468,500
700,000	Global Bank Corporation	4.50%	^	10/20/2021	695,100
200,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	201,250
900,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	936,000
1,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,152,125
583,057	Guanay Finance Ltd.	6.00%	^	12/15/2020	601,277
1,360,465	Guanay Finance Ltd.	6.00%		12/15/2020	1,402,980
2,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	2,011,400
3,000,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	3,295,518
300,000	Inkia Energy Ltd.	8.38%		04/04/2021	309,000
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	206,000
1,200,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,268,904
543,819	Interoceanica Finance Ltd.	0.00%		11/30/2018	533,622
1,100,000	Inversiones CMPC S.A.	4.75%		01/19/2018	1,116,644
4,100,000	Inversiones CMPC S.A.	4.50%		04/25/2022	4,238,578
1,700,000	IOI Investment BHD	4.38%		06/27/2022	1,758,222
800,000	Israel Electric Corporation Ltd.	2.98%	#	01/17/2018	801,483

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,561,500
1,500,000	Kia Motors Corporation	2.63%	^	04/21/2021	1,490,275
700,000	Korea Development Bank	2.50%		01/13/2021	697,234
5,000,000	Korea Development Bank	2.63%		02/27/2022	4,982,495
1,500,000	Malayan Banking BHD	3.25%	#	09/20/2022	1,505,475
4,855,000	Medtronic Global Holdings SCA	1.70%		03/28/2019	4,854,024
400,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	420,000
2,404,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	2,444,868
200,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	9,000
150,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	56,813
2,500,000	ONGC Videsh Ltd.	3.25%		07/15/2019	2,539,375
4,000,000	ONGC Videsh Ltd.	2.88%		01/27/2022	3,922,064
1,000,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	1,015,740
3,610,000	Orange S.A.	2.75%		02/06/2019	3,653,695
450,000	Orange S.A.	5.38%		07/08/2019	481,788
2,200,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	2,261,532
693,922	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	682,680
500,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	411,460
400,000	Petrobras Global Finance B.V.	6.13%		01/17/2022	420,400
4,000,000	Petronas Capital Ltd.	3.13%		03/18/2022	4,037,032
2,200,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	2,219,067
320,400	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	338,163
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	265,293
5,500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	6,007,337
2,990,000	Royal Bank of Canada	2.00%		12/10/2018	3,001,595
2,135,000	Royal Bank of Canada	1.50%		07/29/2019	2,113,644
3,015,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	2,992,746
500,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	498,055
500,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	498,055
2,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	1,987,390
500,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	480,648
2,500,000	Sinopec Group Overseas Development Ltd.	3.90%		05/17/2022	2,590,058
1,400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,449,000
4,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	4,080,068
2,200,000	Tencent Holdings Ltd.	2.88%		02/11/2020	2,223,397
300,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	303,190
1,330,000	Teva Pharmaceutical Finance Netherlands B.V.	1.70%		07/19/2019	1,315,450
4,210,000	Toronto Dominion Bank	1.75%		07/23/2018	4,220,083
200,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	200,000
700,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	691,250

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,400,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	1,428,322
5,000,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	5,023,180
600,000	Want Want China Finance Ltd.	1.88%	^	05/14/2018	597,612
775,000	Westpac Banking Corporation	1.95%		11/23/2018	776,517
2,030,000	Westpac Banking Corporation	1.60%		08/19/2019	2,008,835

	Total Foreign Corporate Bonds (Cost $262,154,703)				262,473,809

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.5%
3,500,000	Brazilian Government International Bond	4.88%		01/22/2021	3,692,500
3,500,000	Chile Government International Bond	2.25%		10/30/2022	3,437,525
965,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,135,612
437,191	Dominican Republic International Bond	9.04%		01/23/2018	453,174
4,000,000	Dominican Republic International Bond	7.50%		05/06/2021	4,430,000
2,800,000	Guatemala Government Bond	5.75%		06/06/2022	3,079,524
500,000	Hungary Government International Bond	4.00%		03/25/2019	519,361
2,900,000	Indonesia Government International Bond	4.88%		05/05/2021	3,106,144
900,000	Indonesia Government International Bond	3.70%	^	01/08/2022	919,453
1,100,000	Indonesia Government International Bond	3.70%		01/08/2022	1,123,777
8,500,000	Mexico Government International Bond	3.50%		01/21/2021	8,835,750
3,000,000	Panama Government International Bond	5.20%		01/30/2020	3,247,500
1,800,000	Perusahaan Penerbit SBSN	6.13%		03/15/2019	1,932,840
6,000,000	Qatar Government International Bond	2.38%		06/02/2021	5,940,510
3,500,000	Republic of Chile	3.25%		09/14/2021	3,627,750
2,500,000	Republic of Poland Government International Bond	5.13%		04/21/2021	2,741,700

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $48,009,950)				48,223,120

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.8%

	A10 LLC,
2,328,000	Series 2016-1-A1	2.42%	^	03/15/2035	2,312,505

	Americold 2010 LLC Trust,
1,080,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	1,206,768

	Arbor Realty Ltd.,
404,000	Series 2016-FL1A-B	3.86%	#^	09/15/2026	410,578

	BAMLL Commercial Mortgage Securities Trust,
200,000	Series 2014-IP-E	2.72%	#^	06/15/2028	197,406
30,000,000	Series 2015-200P-XA	0.38%	#^ I/O	04/14/2033	852,627

	Banc of America Commercial Mortgage Trust,
500,000	Series 2007-5-AM	5.77%	#	02/10/2051	510,266
2,675,243	Series 2010-UB3-A4B2	5.88%	#^	05/15/2046	2,673,324

	Barclays Commercial Mortgage Securities LLC,
57,941,914	Series 2017-C1-XA	1.53%	# I/O	02/15/2050	6,532,313
6,786,000	Series 2014-BXO-E	3.33%	#^	08/15/2027	6,773,032

	BB-UBS Trust,
7,538,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	6,957,327

	Bear Stearns Commercial Mortgage Securities Trust,
2,614,813	Series 2007-PW17-A4	5.69%	#	06/11/2050	2,633,587

	Bear Stearns Commercial Mortgage Securities, Inc.,
25,407	Series 2006-PW13-AJ	5.61%	#	09/11/2041	25,384
2,438,442	Series 2007-PW18-A4	5.70%		06/11/2050	2,467,884
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	480,460

	BXHTL Mortgage Trust,
1,055,000	Series 2015-JWRZ-A	2.14%	#^	05/15/2029	1,058,143

	CD Commercial Mortgage Trust,
68,505,899	Series 2017-CD3-XA	1.05%	# I/O	02/10/2050	5,433,408

	CFCRE Commercial Mortgage Trust,
22,068,863	Series 2016-C3-XA	1.09%	# I/O	01/10/2048	1,579,014
38,784,649	Series 2016-C4-XA	1.77%	# I/O	05/10/2058	4,444,275

	CGCMT Trust,
3,222,000	Series 2010-RR2-JA4B	6.07%	#^	02/19/2051	3,266,195

	Citigroup Commercial Mortgage Trust,
933,000	Series 2007-C6-AM	5.78%	#	12/10/2049	945,418
1,500,000	Series 2007-C6-AMFX	5.78%	#^	12/10/2049	1,507,843
1,510,000	Series 2008-C7-AM	6.13%	#	12/10/2049	1,540,369
8,110,000	Series 2014-GC25-XA	1.06%	# I/O	10/10/2047	505,260
1,430,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	1,150,703
5,899,996	Series 2015-GC27-XA	1.43%	# I/O	02/10/2048	492,645
1,750,000	Series 2015-GC31-C	4.06%	#	06/10/2048	1,677,880
20,004,363	Series 2016-GC36-XA	1.35%	# I/O	02/10/2049	1,757,069
14,464,809	Series 2016-P3-XA	1.71%	# I/O	04/15/2049	1,605,971
17,984,652	Series 2016-P4-XA	2.01%	# I/O	07/10/2049	2,336,023

	COBALT Commercial Mortgage Trust,
6,020,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	6,087,725
350,000	Series 2007-C3-AM	5.88%	#	05/15/2046	355,872

	Commercial Mortgage Pass-Through Certificates,
2,305,000	Series 2012-CR4-C	4.44%	#^	10/15/2045	2,258,186
5,636,000	Series 2012-CR4-D	4.57%	#^	10/15/2045	5,143,323
30,317,094	Series 2013-CC12-XA	1.35%	# I/O	10/10/2046	1,795,130
10,163,067	Series 2013-CR10-XA	0.92%	# I/O	08/10/2046	361,723
8,870,000	Series 2013-CR11-D	5.17%	#^	08/10/2050	8,369,748
7,526,000	Series 2013-LC13-D	5.04%	#^	08/10/2046	7,220,295
3,157,881	Series 2014-CR17-XA	1.16%	# I/O	05/10/2047	168,940
300,000	Series 2014-CR19-C	4.72%	#	08/10/2047	305,552
500,000	Series 2014-CR20-C	4.51%	#	11/10/2047	492,820
110,000	Series 2014-TWC-C	2.73%	#^	02/13/2032	110,562
1,500,000	Series 2015-CR22-D	4.13%	#^	03/10/2048	1,208,204
22,173,538	Series 2015-CR22-XA	1.01%	# I/O	03/10/2048	1,180,912
1,500,000	Series 2015-CR23-D	4.26%	#	05/10/2048	1,141,195
1,386,000	Series 2015-CR25-C	4.55%	#	08/10/2048	1,363,843
43,220,193	Series 2015-CR27-XA	1.16%	# I/O	10/13/2048	2,792,081
1,000,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	818,341
12,340,690	Series 2015-DC1-XA	1.17%	# I/O	02/10/2048	749,472
1,470,000	Series 2015-LC23-C	4.65%	#	10/10/2048	1,447,193

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
1,966,000	Series 2016-CR28-C	4.65%	#	02/10/2049	1,918,113
17,784,101	Series 2016-DC2-XA	1.07%	# I/O	02/10/2049	1,226,066

	Countrywide Commercial Mortgage Trust,
680,139	Series 2007-MF1-A	6.21%	#^	11/12/2043	683,914

	Credit Suisse Commercial Mortgage Trust,
2,696,875	Series 2007-C1-AM	5.42%		02/15/2040	2,692,463

	Credit Suisse Mortgage Capital Certificates,
72,990	Series 2007-C2-AM	5.62%	#	01/15/2049	73,275
328,457	Series 2007-C2-AMFL	1.17%	#	01/15/2049	328,327
3,274,000	Series 2007-C4-A1AM	5.96%	#	09/15/2039	3,295,187
2,230,603	Series 2007-C5-A4	5.70%	#	09/15/2040	2,240,571
2,180,000	Series 2008-C1-AM	6.06%	#^	02/15/2041	2,219,345
10,092,000	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	379,371
1,500,000	Series 2015-SAND-D	3.76%	#^	08/15/2030	1,507,662

	CSAIL Commercial Mortgage Trust,
30,624,315	Series 2015-C1-XA	0.95%	# I/O	04/15/2050	1,666,226
4,781,352	Series 2016-C6-XA	1.81%	# I/O	01/15/2049	545,142

	Deutsche Bank Commercial Mortgage Trust,
19,588,771	Series 2016-C1-XA	1.50%	# I/O	05/10/2049	1,986,417

	FORT CRE LLC,
2,438,000	Series 2016-1A-B	3.53%	#^	05/21/2036	2,472,442

	GE Commercial Mortgage Corporation Trust,
1,499,300	Series 2007-C1-AM	5.61%	#	12/10/2049	1,491,834

	GMAC Commercial Mortgage Securities Trust,
2,488,000	Series 2004-C3-D	5.04%	#	12/10/2041	2,551,323
2,806,000	Series 2004-C3-E	5.14%	#^	12/10/2041	2,784,810

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	362,828

	Greenwich Capital Commercial Funding Corporation,
1,550,000	Series 2007-GG11-AJ	6.05%	#	12/10/2049	1,576,743
1,750,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	1,770,871

	GS Mortgage Securities Corporation,
713,355	Series 2007-GG10-A4	5.95%	#	08/10/2045	713,492
300,000	Series 2013-KING-C	3.44%	#^	12/10/2027	304,687
11,931,275	Series 2014-GC20-XA	1.15%	# I/O	04/10/2047	641,547
4,435,734	Series 2014-GC24-XA	0.86%	# I/O	09/10/2047	199,401
37,258,428	Series 2015-GC32-XA	0.88%	# I/O	07/10/2048	1,835,279
9,912,233	Series 2015-GC34-XA	1.37%	# I/O	10/10/2048	831,580
9,174,292	Series 2015-GS1-XA	0.83%	# I/O	11/10/2048	519,739
19,779,687	Series 2016-GS2-XA	1.67%	# I/O	05/10/2049	2,151,901
1,975,000	Series 2016-ICE2-A	2.84%	#^	02/15/2033	1,994,660

	GS Mortgage Securities Trust,
1,503,000	Series 2013-GC13-D	4.07%	#^	07/10/2046	1,359,908
3,210,000	Series 2014-GSFL-C	3.16%	#^	07/15/2031	3,191,179
34,452,753	Series 2016-GS3-XA	1.28%	# I/O	10/10/2049	3,036,449

	GSCCRE Commercial Mortgage Trust,
5,382,000	Series 2015-HULA-D	4.66%	#^	08/15/2032	5,434,393

	JP Morgan Chase Commercial Mortgage Securities Corporation,
923,689	Series 2006-LDP9-AM	5.37%		05/15/2047	922,943
5,415,000	Series 2007-C1-AM	5.99%	#	02/15/2051	5,472,381
3,344,000	Series 2007-CB19-AM	5.83%	#	02/12/2049	3,346,263
1,600,000	Series 2007-CB20-AJ	6.18%	#	02/12/2051	1,639,000
1,701,000	Series 2007-CB20-AM	5.98%	#	02/12/2051	1,725,678
1,750,000	Series 2007-LD12-AM	6.07%	#	02/15/2051	1,775,445
350,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	356,181
500,000	Series 2014-PHH-D	3.31%	#^	08/15/2027	500,173
22,891,426	Series 2015-JP1-XA	1.15%	# I/O	01/15/2049	1,317,612

	JP Morgan Chase Commercial Mortgage Securities Trust,
2,336,000	Series 2004-CBX-D	5.10%	#	01/12/2037	2,375,055
6,613,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	6,540,498
6,672,000	Series 2007-LD11-AM	5.84%	#	06/15/2049	6,830,499
6,291,014	Series 2007-LDPX-AM	5.46%	#	01/15/2049	6,285,873
1,595,264	Series 2008-C2-A4	6.07%		02/12/2051	1,614,953
3,232,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	3,189,387
7,500,000	Series 2015-FL7-C	3.76%	#^	05/15/2028	7,515,725
2,403,000	Series 2016-ASH-B	3.06%	#^	10/15/2034	2,418,024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust, (Cont.)
1,357,000	Series 2016-ASH-C	3.66%	#^	10/15/2034	1,367,168
40,139,818	Series 2016-JP4-XA	0.82%	# I/O	12/15/2049	2,018,766
3,472,000	Series 2016-WPT-E	5.91%	#^	10/15/2033	3,544,075
3,218,000	Series 2016-WSP-C	3.76%	#^	08/15/2033	3,228,920

	JPMBB Commercial Mortgage Securities Trust,
2,009,000	Series 2013-C15-D	5.05%	#^	11/15/2045	1,908,450
7,146,719	Series 2014-C18-XA	1.07%	# I/O	02/15/2047	322,192
17,893,552	Series 2014-C21-XA	1.09%	# I/O	08/15/2047	1,036,067
500,000	Series 2014-C23-C	4.46%	#	09/15/2047	501,379
23,152,274	Series 2014-C25-XA	0.99%	# I/O	11/15/2047	1,205,479
1,303,000	Series 2014-C26-C	4.43%	#	01/15/2048	1,270,298
7,608,942	Series 2014-C26-XA	1.17%	# I/O	01/15/2048	407,135
1,000,000	Series 2015-C27-D	3.84%	#^	02/15/2048	790,161
8,573,564	Series 2015-C27-XA	1.37%	# I/O	02/15/2048	595,948
29,544,907	Series 2015-C29-XA	0.94%	# I/O	05/15/2048	1,141,556
30,731,133	Series 2015-C30-XA	0.70%	# I/O	07/15/2048	1,107,098
12,992,722	Series 2015-C31-XA	1.01%	# I/O	08/15/2048	737,340
25,743,107	Series 2015-C32-XA	1.50%	# I/O	11/15/2048	1,744,075
580,000	Series 2015-C33-C	4.62%	#	12/15/2048	582,051

	JPMDB Commercial Mortgage Securities Trust,
53,283,363	Series 2016-C4-XA	0.85%	# I/O	12/15/2049	3,363,342

	LB Commercial Mortgage Trust,
2,185,000	Series 2007-C3-AM	6.05%	#	07/15/2044	2,195,901

	LB-UBS Commercial Mortgage Trust,
975,046	Series 2007-C2-AM	5.49%	#	02/15/2040	975,553

	LSTAR Commercial Mortgage Trust,
11,838,787	Series 2016-4-XA	1.95%	#^ I/O	03/10/2049	1,019,041
99,712,000	Series 2017-5-X	1.39%	#^ I/O	03/10/2050	5,819,132

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.03%	#^	10/12/2032	307,368

	Merrill Lynch Mortgage Trust,
42,518	Series 2006-C1-AJ	5.44%	#	05/12/2039	42,478
5,172,000	Series 2007-C1-AM	5.84%	#	06/12/2050	5,089,874

	ML-CFC Commercial Mortgage Trust,
865,944	Series 2007-7-A4	5.79%	#	06/12/2050	865,963

	Morgan Stanley Bank of America Merrill Lynch Trust,
5,211,104	Series 2013-C12-XA	0.92%	# I/O	10/15/2046	168,084
19,256,676	Series 2013-C7-XA	1.50%	# I/O	02/15/2046	1,170,138
9,806,877	Series 2014-C14-XA	1.25%	# I/O	02/15/2047	453,768
500,000	Series 2014-C18-C	4.49%	#	10/15/2047	493,039
620,000	Series 2014-C19-C	4.00%		12/15/2047	579,408
120,000	Series 2015-C20-C	4.46%	#	02/15/2048	111,297
5,965,000	Series 2015-C20-D	3.07%	^	02/15/2048	4,504,328
2,000,000	Series 2015-C26-D	3.06%	^	10/15/2048	1,495,516
21,780,836	Series 2016-C28-XA	1.29%	# I/O	01/15/2049	1,803,323

	Morgan Stanley Capital, Inc.,
83,894	Series 2006-HQ8-AJ	5.40%	#	03/12/2044	83,987
500,000	Series 2007-1Q16-AMA	6.06%	#	12/12/2049	511,527
274,926	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	269,978
2,412,000	Series 2007-IQ16-AM	6.07%	#	12/12/2049	2,460,561
175,000	Series 2014-CPT-E	3.45%	#^	07/13/2029	173,798
175,000	Series 2014-CPT-F	3.45%	#^	07/13/2029	171,845
800,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	778,182
500,000	Series 2014-MP-D	3.69%	#^	08/11/2029	506,268
625,000	Series 2015-XLF1-D	3.89%	#^	08/14/2031	624,746
68,822,038	Series 2016-UB12-XA	0.84%	# I/O	12/15/2049	3,752,556
8,477,000	Series 2017-PRME-D	4.31%	#^	02/15/2034	8,522,615

	MSCG Trust,
1,403,000	Series 2016-SNR-C	5.21%	^	11/15/2034	1,408,959

	RRX Trust,
7,250,000	Series 2014-1A-A	0.00%	^ P/O	08/26/2044	6,921,220

	Sutherland Commercial Mortgage Loans LLC,
5,925,633	Series 2015-SBC4-A	4.00%	^	06/25/2039	5,904,149

	TRU Trust,
4,512,851	Series 2016-TOYS-A	3.16%	#^	11/15/2030	4,531,893

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS-Barclays Commercial Mortgage Trust,
3,088,000	Series 2013-C6-D	4.35%	#^	04/10/2046	2,783,684

	Velocity Commercial Capital Loan Trust,
2,002,888	Series 2015-1-AFL	3.41%	#^	06/25/2045	2,020,068
4,337,454	Series 2016-1-AFX	3.53%	#^	04/25/2046	4,334,824

	Wachovia Bank Commercial Mortgage Trust,
7,341,000	Series 2006-C25-F	5.88%	#	05/15/2043	7,363,107
3,760,000	Series 2006-C26-AM	6.06%	#	06/15/2045	3,788,258
1,361,885	Series 2006-C27-AJ	5.83%	#	07/15/2045	1,372,897
1,043,406	Series 2006-C28-AJ	5.63%	#	10/15/2048	1,047,319
3,866,792	Series 2007-C30-AJ	5.41%	#	12/15/2043	3,895,780
4,393,000	Series 2007-C31-AJ	5.66%	#	04/15/2047	4,413,139
434,168	Series 2007-C31-AM	5.59%	#	04/15/2047	437,022
713,113	Series 2007-C32-A3	5.76%	#	06/15/2049	712,376
2,663,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	2,693,034
1,045,000	Series 2007-C33-AJ	6.05%	#	02/15/2051	1,048,856
1,500,000	Series 2007-C33-AM	6.05%	#	02/15/2051	1,511,867

	Wells Fargo Commercial Mortgage Trust,
1,900,000	Series 2014-LC16-D	3.94%	^	08/15/2050	1,574,049
540,000	Series 2014-LC18-B	3.96%		12/15/2047	547,135
13,780,051	Series 2015-C27-XA	0.99%	# I/O	02/15/2048	781,920
57,567,538	Series 2015-C30-XA	1.01%	# I/O	09/15/2058	3,605,915
2,000,000	Series 2015-C31-C	4.61%	#	11/15/2048	2,031,827
22,017,871	Series 2015-C31-XA	1.11%	# I/O	11/15/2048	1,508,887
32,617,874	Series 2015-NXS2-XA	0.79%	# I/O	07/15/2058	1,381,510
1,340,000	Series 2015-NXS3-C	4.49%	#	09/15/2057	1,277,220
1,443,000	Series 2016-C32-C	4.72%	#	01/15/2059	1,403,222
15,273,778	Series 2016-C33-XA	1.81%	# I/O	03/15/2059	1,666,485
26,062,634	Series 2016-LC24-XA	1.74%	# I/O	10/15/2049	2,975,831
16,426,000	Series 2017-RC1-XA	1.74%	# I/O	01/15/2060	1,801,903

	WFRBS Commercial Mortgage Trust,
2,218,000	Series 2012-C6-D	5.58%	#^	04/15/2045	2,224,710
3,897,502	Series 2012-C9-D	4.80%	#^	11/15/2045	3,698,658

	WF-RBS Commercial Mortgage Trust,
3,803,273	Series 2014-C19-XA	1.22%	# I/O	03/15/2047	210,952
9,717,889	Series 2014-C21-XA	1.15%	# I/O	08/15/2047	564,657
29,554,751	Series 2016-NXS6-XA	1.66%	# I/O	11/15/2049	3,141,679

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $380,774,685)				374,924,415

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.9%

	Ajax Mortgage Loan Trust,
2,488,987	Series 2015-B-A	3.88%	#^	07/25/2060	2,488,442
8,394,513	Series 2016-B-A	4.00%	#^	09/25/2065	8,398,997

	Alternative Loan Trust,
12,915,415	Series 2005-49CB-A6	5.50%		11/25/2035	12,101,302
13,618,018	Series 2005-62-1A1	1.28%	#	12/25/2035	11,413,915
12,733,663	Series 2007-HY9-A2	1.25%	#	08/25/2047	10,546,831

	Banc of America Funding Corporation,
1,750,000	Series 2005-B-3M1	1.43%	#	04/20/2035	1,464,600
4,375,931	Series 2006-7-T2A1	5.88%	#	10/25/2036	3,587,341

	Banc of America Mortgage Securities Trust,
11,887,052	Series 2007-3-1A1	6.00%		09/25/2037	11,545,066

	Bayview Opportunity Master Fund Trust,
8,949,658	Series 2016-RN2-A1	3.60%	#^	08/28/2031	8,903,462
5,594,032	Series 2016-RPL2-A1	3.84%	#^	06/28/2031	5,536,655
3,127,660	Series 2016-RPL3-A1	3.47%	#^	07/28/2031	3,124,727
7,044,229	Series 2016-RPL4-A1	3.47%	#^	07/28/2018	7,012,492

	BCAP LLC Trust,
3,301,347	Series 2012-RR1-3A4	5.50%	#^	10/26/2035	3,083,663

	Citicorp Residential Mortgage Securities, Inc.,
1,733,855	Series 2007-1-A4	5.66%	#	03/25/2037	1,800,015

	CitiMortgage Alternative Loan Trust,
1,994,432	Series 2007-A5-1A10	5.75%		05/25/2037	1,827,666

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust,
106,884	Series 2004-33-1A1	3.60%	#	12/25/2034	105,774
905,188	Series 2005-23CB-A15	5.50%		07/25/2035	854,795
3,234,525	Series 2005-28CB-1A6	5.50%		08/25/2035	3,005,963
3,037,707	Series 2006-J6-A5	6.00%		09/25/2036	2,654,335
675,381	Series 2007-15CB-A7	6.00%		07/25/2037	600,335

	Countrywide Home Loans,
2,167,187	Series 2005-10-A2	5.50%		05/25/2035	2,023,310
1,225,193	Series 2007-14-A15	6.50%		09/25/2037	1,148,918

	Credit Suisse First Boston Mortgage Securities Corporation,
13,343	Series 2004-8-6A1	4.50%		12/25/2019	13,338
3,562,125	Series 2005-11-2A1	6.00%		12/25/2035	3,419,685
151,295	Series 2005-11-8A5	6.00%		12/25/2035	148,759
1,393,040	Series 2005-9-5A9	5.50%		10/25/2035	1,201,422

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	3.05%	#^	07/27/2036	967,161
1,000,000	Series 2011-5R-6A9	3.12%	#^	11/27/2037	1,032,295

	Credit Suisse Mortgage Trust,
14,000,000	Series 2017-1A-A	4.50%	^	03/25/2021	14,042,784

	CSMC Mortgage Securities Trust,
20,000,000	Series 2017-3R-1A1	0.00%	#^	03/06/2047	20,000,000

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
1,219,212	Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,094,868

	Deutsche Mortgage & Asset Receiving Corporation,
776,689	Series 2014-RS1-1A2	7.58%	#^	07/27/2037	678,730

	FirstKey Mortgage Trust,
7,172,562	Series 2014-1-A8	3.50%	#^	11/25/2044	7,266,003

	GMACM Mortgage Loan Trust,
185,610	Series 2005-J1-A6	6.00%		12/25/2035	179,311

	GSR Mortgage Loan Trust,
19,548	Series 2004-2F-14A1	5.50%		09/25/2019	19,811
860,476	Series 2006-2F-3A4	6.00%		02/25/2036	705,275

	Home Equity Mortgage Trust,
165,632	Series 2003-6-M2	3.18%	#	03/25/2034	163,076

	HSI Asset Loan Obligation Trust,
295,339	Series 2006-2-1A1	6.00%		12/25/2036	181,503

	Impac Secured Assets Trust,
1,123,194	Series 2006-5-1A1C	1.25%	#	02/25/2037	866,223

	IndyMac Mortgage Loan Trust,
2,508,695	Series 2006-AR5-2A1	3.09%	#	05/25/2036	2,148,854

	Lehman Mortgage Trust,
426,362	Series 2006-1-1A3	5.50%		02/25/2036	379,157

	Lehman XS Trust,
23,182	Series 2005-6-3A2B	5.42%	#	11/25/2035	23,289

	MASTR Adjustable Rate Mortgages Trust,
308,738	Series 2006-2-2A1	3.26%	#	04/25/2036	286,448

	Merrill Lynch Alternative Note Asset Trust,
612,894	Series 2007-F1-2A6	6.00%		03/25/2037	465,163

	Merrill Lynch Mortgage Investors Trust,
2,308,891	Series 2006-AF1-AF2C	6.25%		08/25/2036	1,843,620

	Morgan Stanley Mortgage Loan Trust,
512,452	Series 2006-2-7A1	5.41%	#	02/25/2036	451,114

	Nationstar HECM Loan Trust,
9,000,000	Series 2016-3A-M1	3.15%	^	08/25/2026	8,964,081
20,000,000	Pretium Mortgage Credit Partners LLC 2017-NPL1-A1	3.50%	^	04/29/2031	20,000,000

	Pretium Mortgage Credit Partners LLC,
16,613,382	Series 2016-NPL1-A1	4.38%	#^	02/27/2031	16,819,064

	RCO Trust,
6,834,364	Series 2016-SFR1-A	3.75%	#^	11/25/2051	6,904,649

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc.,
1,495,668	Series 2006-QS12-2A3	6.00%		09/25/2036	1,323,806
2,030,375	Series 2007-QS9-A33	6.50%		07/25/2037	1,804,380

	Residential Asset Mortgage Products, Inc.,
217,343	Series 2005-EFC7-AI3	1.23%	#	04/25/2034	212,177

	Residential Asset Securitization Trust,
1,055,349	Series 2006-A2-A11	6.00%		01/25/2046	820,411

	Shellpoint Co-Originator Trust,
4,727,428	Series 2016-1-1A10	3.50%	#^	11/25/2046	4,815,400

	Soundview Home Loan Trust,
6,327,876	Series 2007-OPT3-2A3	1.16%	#	08/25/2037	5,897,430

	Springleaf Mortgage Loan Trust,
1,250,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	1,253,795

	Structured Adjustable Rate Mortgage Loan Trust,
9,927,737	Series 2005-22-4A1	3.35%	#	12/25/2035	9,322,547

	Structured Asset Securities Corporation,
2,026,360	Series 2005-16-1A2	5.50%		09/25/2035	1,970,343

	Towd Point Mortgage Trust,
3,567,096	Series 2015-2-1A13	2.50%	#^	11/25/2060	3,540,731

	VOLT LLC,
6,542,845	Series 2015-NP11-A1	3.63%	#^	07/25/2045	6,588,540
3,194,657	Series 2015-NPL3-A1	3.38%	#^	10/25/2058	3,190,117
20,959,059	Series 2016-NPL11-A1	3.50%	#^	10/25/2046	21,162,927
12,042,307	Series 2016-NPL4-A1	4.25%	#^	04/25/2046	12,193,544
8,900,553	Series 2016-NPL8-A1	3.50%	#^	07/25/2046	8,970,590
19,685,971	Series 2017-NPL1-A1	3.63%	#^	02/25/2047	19,699,673

	WaMu Mortgage Pass-Through Certificates Trust,
9,934,148	Series 2006-AR10-2A1	2.97%	#	09/25/2036	9,271,713

	Washington Mutual Mortgage Pass-Through Certificates,
199,487	Series 2006-5-1A5	6.00%		07/25/2036	172,000

	Wells Fargo Alternative Loan Trust,
2,480,028	Series 2007-PA5-1A1	6.25%		11/25/2037	2,391,499

	Wells Fargo Mortgage Backed Securities Trust,
7,617,974	Series 2007-11-A85	6.00%		08/25/2037	7,552,711
11,134,265	Series 2007-13-A7	6.00%		09/25/2037	11,236,952

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $347,730,812)				346,885,573

US CORPORATE BONDS 7.4%
4,572,000	AbbVie, Inc.	1.80%		05/14/2018	4,578,190
5,184,000	Amazon.com, Inc.	2.60%		12/05/2019	5,289,650
1,260,000	American Express Credit Corporation	1.80%		07/31/2018	1,261,470
2,828,000	American Express Credit Corporation	2.25%		08/15/2019	2,851,006
475,000	American Express Credit Corporation	2.20%		03/03/2020	476,539
1,375,000	American Honda Finance Corporation	1.70%		02/22/2019	1,373,776
3,991,000	American Honda Finance Corporation	1.20%		07/12/2019	3,938,239
3,840,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	3,846,996
2,655,000	Apple, Inc.	1.90%		02/07/2020	2,663,103
7,187,000	Bank of America Corporation	2.00%		01/11/2018	7,206,793
2,330,000	BB&T Corporation	2.25%		02/01/2019	2,346,373
1,750,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	1,753,390

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,815,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	3,779,429
3,093,000	Boston Properties LP	5.88%		10/15/2019	3,348,847
1,465,000	Broadcom Corporation	2.38%	^	01/15/2020	1,465,642
3,010,000	Capital One Financial Corporation	2.45%		04/24/2019	3,028,539
4,120,000	Cardinal Health, Inc.	1.95%		06/15/2018	4,133,625
1,925,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	1,925,986
2,010,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	2,010,945
5,064,000	Celgene Corporation	2.13%		08/15/2018	5,089,462
1,740,000	Chevron Corporation	1.56%		05/16/2019	1,734,662
1,665,000	Chevron Corporation	1.99%		03/03/2020	1,667,624
4,090,000	Cisco Systems, Inc.	1.40%		09/20/2019	4,058,016
6,116,000	Citigroup, Inc.	2.05%		12/07/2018	6,129,253
1,405,000	Comcast Corporation	5.88%		02/15/2018	1,458,500
3,432,000	Comcast Corporation	5.15%		03/01/2020	3,739,590
2,750,000	Consolidated Edison, Inc.	2.00%		03/15/2020	2,747,712
5,755,000	CVS Health Corporation	1.90%		07/20/2018	5,767,730
5,070,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	5,068,449
2,155,000	Duke Energy Corporation	1.63%		08/15/2017	2,156,883
4,095,000	Duke Energy Corporation	1.85%		01/15/2020	4,093,120
5,665,000	Express Scripts Holding Company	2.25%		06/15/2019	5,674,812
4,505,000	General Mills, Inc.	2.20%		10/21/2019	4,535,179
2,805,000	General Motors Financial Co, Inc.	3.15%		01/15/2020	2,854,576
1,422,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	1,440,102
2,565,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	2,567,909
2,405,000	Hewlett Packard Enterprise Company	2.85%		10/05/2018	2,434,408
1,750,000	Hewlett Packard Enterprise Company	3.60%		10/15/2020	1,799,927
1,150,000	John Deere Capital Corporation	1.60%		07/13/2018	1,151,497
3,872,000	John Deere Capital Corporation	1.95%		01/08/2019	3,894,094
5,013,000	JP Morgan Chase & Company	2.25%		01/23/2020	5,030,886
4,245,000	Kinder Morgan, Inc.	3.05%		12/01/2019	4,318,693
4,485,000	Kraft Heinz Foods Company	2.00%		07/02/2018	4,497,042
4,190,000	Kroger Company	6.15%		01/15/2020	4,623,183
3,843,000	Laboratory Corporation	2.50%		11/01/2018	3,877,687
2,505,000	McKesson Corporation	2.28%		03/15/2019	2,520,148
2,950,000	Medtronic, Inc.	1.50%		03/15/2018	2,951,030
710,000	Microsoft Corporation	1.10%		08/08/2019	702,421
1,715,000	Microsoft Corporation	1.85%		02/06/2020	1,719,329
1,885,000	Molson Coors Brewing Company	1.45%		07/15/2019	1,861,471

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	73

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,990,000	Morgan Stanley	2.45%		02/01/2019	7,057,412
1,660,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	1,660,448
915,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	914,467
2,210,000	Mylan NV	2.50%		06/07/2019	2,221,079
1,743,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	1,759,872
563,000	Newell Brands, Inc.	2.60%		03/29/2019	570,190
1,880,000	Oracle Corporation	2.25%		10/08/2019	1,903,523
3,250,000	PepsiCo, Inc.	2.15%		10/14/2020	3,269,747
4,210,000	Philip Morris International, Inc.	5.65%		05/16/2018	4,400,490
3,500,000	PNC Funding Corporation	4.38%		08/11/2020	3,730,849
2,210,000	Prudential Financial, Inc.	7.38%		06/15/2019	2,465,016
3,075,000	Reynolds American, Inc.	3.25%		06/12/2020	3,157,130
2,580,000	Shell International Finance B.V.	1.38%		05/10/2019	2,557,688
5,476,000	Simon Property Group LP	2.20%		02/01/2019	5,509,968
1,510,000	Southern Company	2.45%		09/01/2018	1,523,108
2,604,000	Southern Company	1.85%		07/01/2019	2,591,016
3,470,000	Synchrony Financial	3.00%		08/15/2019	3,525,739
2,900,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	2,911,211
2,894,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	2,943,143
315,000	Toyota Motor Credit Corporation	1.55%		07/13/2018	315,375
1,865,000	Toyota Motor Credit Corporation	1.70%		02/19/2019	1,868,820
5,980,000	United Technologies Corporation	1.50%		11/01/2019	5,940,305
4,923,000	Verizon Communications, Inc.	2.95%	^	03/15/2022	4,907,059
250,000	WellPoint, Inc.	1.88%		01/15/2018	250,241
2,580,000	WellPoint, Inc.	2.30%		07/15/2018	2,592,152
4,680,000	Wells Fargo & Company	1.50%		01/16/2018	4,672,156
842,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	842,000

	Total US Corporate Bonds (Cost $235,723,059)				235,504,137

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 5.1%

	Federal Home Loan Mortgage Corporation,
2,281,427	Pool G08626	3.00%		02/01/2045	2,262,347
2,390,293	Pool G08631	3.00%		03/01/2045	2,370,302
19,135,747	Pool G67700	3.50%		08/01/2046	19,667,181
23,900,002	Pool V82248	3.50%		03/01/2046	24,545,763
3,394,387	Series 2016-KF22-B	5.83%	#^	07/25/2023	3,425,592
835,831	Series 3417-SM	5.37%	# I/F I/O	02/15/2038	146,347
2,232,138	Series 4471-GA	3.00%		02/15/2044	2,246,898

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation Pass-Thru,
33,498,053	Series K722-X1	1.31%	# I/O	03/25/2023	2,136,033

	Federal National Mortgage Association,
19,787,694	Pool AL9593	3.50%		12/01/2046	20,343,479
24,493,059	Pool AS8265	3.00%		11/01/2046	24,207,896
4,477,028	Series 2015-09-HA	3.00%		01/25/2045	4,570,933
7,342,116	Series 2015-59-A	3.00%		06/25/2041	7,485,304
9,786,362	Series 2016-72-PA	3.00%		07/25/2046	9,904,184
9,934,292	Series 2017-13-ML	3.00%		08/25/2041	10,075,217
9,919,782	Series 2017-2-HA	3.00%		09/25/2041	10,123,213
9,930,297	Series 2017-4-CH	3.00%		06/25/2042	10,131,197

	Federal National Mortgage Association Pass-Thru,
3,274,883	Pool AS4645	3.00%		03/01/2045	3,254,846
690,574	Pool MA1200	3.00%		10/01/2032	709,955
5,884,606	Pool MA2270	3.00%		05/01/2045	5,816,240

	Total US Government / Agency Mortgage Backed Obligations (Cost $163,592,668)				163,422,927

US GOVERNMENT AND AGENCY OBLIGATIONS 16.8%
86,600,000	United States Treasury Notes	0.88%		11/30/2017	86,544,143
97,500,000	United States Treasury Notes	1.00%		12/31/2017	97,492,395
86,900,000	United States Treasury Notes	0.75%		01/31/2018	86,696,306
43,400,000	United States Treasury Notes	1.00%		03/15/2018	43,370,315
70,900,000	United States Treasury Notes	0.75%		10/31/2018	70,405,614
48,400,000	United States Treasury Notes	1.63%		06/30/2019	48,715,713
76,900,000	United States Treasury Notes	0.88%		09/15/2019	75,953,823
27,000,000	United States Treasury Notes	1.63%		06/30/2020	27,024,246

	Total US Government and Agency Obligations (Cost $536,440,455)				536,202,555

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
4,745	Pacific Exploration and Production Corporation*				147,570

	Total Exchange Traded Funds and Common Stocks (Cost $852,503)				147,570

SHORT TERM INVESTMENTS 13.7%
88,965,448	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		88,965,448
88,965,447	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		88,965,447
88,965,445	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		88,965,445

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
140,000,000	United States Treasury Bills	0.00%	04/13/2017	139,972,280
30,000,000	United States Treasury Bills	0.00%	05/04/2017	29,982,480

	Total Short Term Investments (Cost $436,846,884)			436,851,100

	Total Investments 98.0% (Cost $3,131,623,745)			3,126,197,994
	Other Assets in Excess of Liabilities 2.0%			64,926,496

	NET ASSETS 100.0%			$3,191,124,490

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.8%
Short Term Investments	13.7%
Non-Agency Commercial Mortgage Backed Obligations	11.8%
Collateralized Loan Obligations	10.9%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Foreign Corporate Bonds	8.2%
US Corporate Bonds	7.4%
Asset Backed Obligations	6.0%
Bank Loans	5.7%
US Government / Agency Mortgage Backed Obligations	5.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.5%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	2.0%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.8%
Short Term Investments	13.7%
Non-Agency Commercial Mortgage Backed Obligations	11.8%
Collateralized Loan Obligations	10.9%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Asset Backed Obligations	6.0%
US Government / Agency Mortgage Backed Obligations	5.1%
Banking	4.9%
Oil & Gas	2.0%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.5%
Healthcare	1.5%
Telecommunications	1.3%
Utilities	1.1%
Technology	1.0%
Automotive	0.8%
Beverage and Tobacco	0.6%
Pharmaceuticals	0.6%
Business Equipment and Services	0.6%
Media	0.5%
Transportation	0.5%
Finance	0.4%
Chemicals/Plastics	0.4%
Insurance	0.4%
Energy	0.4%
Food/Drug Retailers	0.4%
Consumer Products	0.4%
Aerospace & Defense	0.4%
Retailers (other than Food/Drug)	0.4%
Food Products	0.3%
Real Estate	0.3%
Construction	0.3%
Electronics/Electric	0.3%
Pulp & Paper	0.2%
Industrial Equipment	0.2%
Biotechnology	0.2%
Conglomerates	0.2%
Health Care Providers & Services	0.2%
Building and Development (including Steel/Metals)	0.1%
Financial Intermediaries	0.1%
Leisure	0.1%
Cosmetics/Toiletries	0.1%
Containers and Glass Products	0.1%
Hotels/Motels/Inns and Casinos	0.0%	~
Mining	0.0%	~
Other Assets and Liabilities	2.0%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	75

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2017

COUNTRY BREAKDOWN as a % of Net Assets:
United States	88.2%
Chile	1.2%
Mexico	1.2%
India	0.9%
Peru	0.8%
China	0.7%
Canada	0.5%
Panama	0.5%
Singapore	0.5%
United Kingdom	0.4%
Malaysia	0.4%
Costa Rica	0.2%
Qatar	0.2%
South Korea	0.2%
Indonesia	0.2%
Israel	0.2%
Australia	0.2%
Colombia	0.2%
Luxembourg	0.2%
Brazil	0.2%
Dominican Republic	0.2%
Guatemala	0.1%
France	0.1%
Ireland	0.1%
Poland	0.1%
Paraguay	0.1%
Hong Kong	0.1%
Jamaica	0.1%
Netherlands	0.0%	~
Hungary	0.0%	~
Other Assets and Liabilities	2.0%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $948,222,553 or 29.7% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2017.

†	Perpetual Maturity

I/O	Interest only security

P/O	Principal only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

~	Represents less than 0.05% of net assets

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of March 31, 2017

¥	Illiquid security. At March 31, 2017, the value of these securities amounted to $2,006,735 or 0.1% of net assets.

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

&	Unfunded or partially unfunded loan commitment. At March 31, 2017, the value of these securities amounted to $282,017 or 0.0% of net assets.

*	Non-income producing security

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER USD Index«	Barclays Capital, Inc.	0.47%	111,000,000	04/13/2017	$15,581
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	60,000,000	04/27/2017	13,035,874
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	25,000,000	05/24/2017	5,512,435
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	05/25/2017	21,549,612
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	25,000,000	06/28/2017	5,167,750
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	06/29/2017	21,618,265
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	25,000,000	07/26/2017	4,833,586
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	90,000,000	07/27/2017	17,582,665
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	25,000,000	08/30/2017	3,743,082
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	08/31/2017	13,509,830
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	50,000,000	09/27/2017	6,527,132
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	60,000,000	09/28/2017	8,262,038
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	90,000,000	10/25/2017	11,848,036
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	90,000,000	10/26/2017	11,546,099
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	75,000,000	11/29/2017	9,053,665
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	11/30/2017	10,955,384
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	0.43%	25,000,000	12/19/2017	1,587,670
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	75,000,000	12/20/2017	7,253,700
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	12/21/2017	6,496,756
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	0.43%	75,000,000	01/23/2018	4,502,608
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	100,000,000	01/24/2018	6,259,885
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	75,000,000	01/25/2018	4,583,245
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	0.43%	96,000,000	02/20/2018	2,265,293
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	100,000,000	02/21/2018	5,652,854
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	02/22/2018	3,470,685
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	0.43%	50,000,000	03/13/2018	375,594
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	100,000,000	03/14/2018	750,458
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	03/15/2018	(147,700)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	0.43%	100,000,000	03/27/2018	1,892,823
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	100,000,000	03/28/2018	1,894,354
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	03/29/2018	536,870
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	0.43%	100,000,000	04/10/2018	(412,315)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	100,000,000	04/11/2018	324,775
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	100,000,000	04/12/2018	(174,641)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	0.43%	100,000,000	04/24/2018	29,781
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	100,000,000	04/25/2018	(412,315)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	0.43%	50,000,000	05/16/2018	(87,362)

					$211,404,052

«	Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund that invests primarily in equity securities of companies in the relevant sector. At March 31, 2017, the four sector constituents with each fund ticker indicated in parentheses and their weightings were as follows: Technology Select Sector SPDR® Fund (XLK) 25.4%, Consumer Discretionary Select Sector SPDR® Fund (XLY) 25.3%, Health Care Select Sector SPDR® Fund (XLV) 24.7%, Industrial Select Sector SPDR® Fund (XLI) 24.6%.

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At March 31, 2017, the four sector constituents with each index ticker indicated in parentheses and their weightings were as follows: Consumer Discretionary Select Sector Index (IXYTR) 25.4%, Technology Select Sector Index (IXTTR) 25.3%, Health Care Select Sector Index (IXVTR) 24.7%, Industrial Select Sector Index (IXITR) 24.6%.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	77

Schedule of Investments DoubleLine Flexible Income Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.2%

	Arcadia Receivables Credit Trust,
941,107	Series 2017-1-A	3.25%	^	06/15/2023	944,544

	AVANT Loans Funding Trust,
273,596	Series 2015-A-A	4.00%	^	08/16/2021	274,502
115,345	Series 2016-B-A	3.92%	^	08/15/2019	115,759

	Citi Held For Asset Issuance,
1,000,000	Series 2015-PM1-C	5.01%	^	12/15/2021	998,036

	Colony Starwood Homes Trust,
1,000,000	Series 2016-2A-D	3.29%	#^	12/17/2033	1,005,662

	Consumer Installment Loan Trust,
354,176	Series 2016-LD1-A	3.96%	^	07/15/2022	357,478

	Eaglewood Consumer Loan Trust,
661,342	Series 2014-1-A	3.50%	^¥	10/15/2019	659,893

	ECAF Ltd.,
1,363,687	Series 2015-1A-A2	4.95%	^	06/15/2040	1,324,687

	Kabbage Asset Securitization LLC,
10,000,000	Series 2017-1-A	4.57%	^	03/15/2022	10,262,690

	LendingClub Issuance Trust,
1,567,258	Series 2016-NP2-A	3.00%	^	01/17/2023	1,572,136

	MarketPlace Loan Trust,
676,391	Series 2015-CB1-A	4.00%	^	07/15/2021	675,969

	SoFi Consumer Loan Program Trust,
380,327	Series 2016-2-A	3.09%	^	10/27/2025	381,105
1,877,367	Series 2017-1-A	3.28%	^	01/26/2026	1,888,766
500,000	Series 2017-1-B	4.73%	#^	01/26/2026	505,212
2,000,000	Series 2017-2-A	3.28%	^	02/25/2026	2,002,502

	Springleaf Funding Trust,
1,000,000	Series 2016-AA-A	2.90%	^	11/15/2029	1,006,190

	TAL Advantage LLC,
7,200,000	Series 2017-1A-A	4.50%	^	04/20/2042	7,287,344

	Total Asset Backed Obligations (Cost $30,928,519)				31,262,475

BANK LOANS 9.2%

	Acadia Healthcare Company, Inc.,
743,194	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.98%	#	02/16/2023	748,304

	AdvancePierre Foods, Inc.,
720,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/02/2023	729,958

	Albertson’s Holdings LLC,
730,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	3.98%	#	08/25/2021	734,066

	AlixPartners LLP,
724,863	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/28/2022	728,295
365,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/28/2024	367,281

	Alpha 3 B.V.,
685,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.15%	#	01/31/2024	687,572

	American Axle & Manufacturing, Inc.,
220,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	03/08/2024	220,207

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	American Renal Holdings, Inc.,
730,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	08/20/2019	731,675

	American Tire Distributors, Inc.,
750,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	752,696

	Americold Realty Trust, Inc.,
690,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	12/01/2022	699,060

	Aspen Merger Sub, Inc.,
295,000	Senior Secured 1st Lien Term Loan	5.25%	#	09/27/2023	298,356

	Asurion LLC,
300,000	Senior Secured 1st Lien Term Loan, Tranche B2	4.23%	#	07/08/2020	302,313

	Avantor Performance Materials Holdings LLC,
29,697	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan	5.00%	#&	03/08/2024	29,944

	Avantor Performance Materials Holdings LLC,
705,303	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	03/08/2024	711,182

	BJ’s Wholesale Club, Inc.,
595,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	02/02/2024	582,675

	BJ’s Wholesale Club, Inc.,
78,000	Senior Secured 2nd Lien Term Loan	8.50%	#	02/03/2025	76,323

	Bright Bidco BV,
495,000	Senior Secured 1st Lien Term Loan	5.50%	#	03/15/2024	499,123

	Burger King Restaurant Brands,
645,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	02/16/2024	646,345

	Capital Automotive LP,
75,000	Guaranteed Secured 2nd Lien Term Loan	7.00%	#	03/24/2025	76,008

	Capital Automotive LP,
460,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/25/2024	465,175

	Cengage Learning, Inc.,
550,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/07/2023	526,196

	Ceva Group PLC,
165,744	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	145,440

	Ceva Group PLC,
117,171	Guaranteed Senior Secured 1st Lien Term Loan	0.90%	#	03/19/2021	102,818

	Ceva Group PLC,
20,718	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	18,180

	Ceva Intercompany BV,
120,164	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	105,444

	CH Hold Corporation,
659,091	Senior Secured 1st Lien Term Loan	4.00%	#	02/01/2024	664,720

	CH Hold Corporation,
65,909	Senior Secured 1st Lien Delayed-Draw Term Loan	1.50%	#&	02/01/2024	66,472

	Change Healthcare Holdings LLC,
740,000	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/01/2024	742,083

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Charter Communications Operating LLC,
590,000	Guaranteed Senior Secured 1st Lien Term Loan Tranche B	3.23%	#	01/15/2024	593,525

	CHG Healthcare, Inc.,
720,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/07/2023	729,990

	Chill Merger Sub Inc.,
300,000	Senior Secured 1st Lien Term Loan	5.25%	#	03/20/2024	303,375

	Colorado Buyer, Inc.,
745,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/15/2024	750,494

	Community Health Systems Inc.,
730,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.75%	#	12/31/2019	726,518

	Compuware Corporation,
730,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	5.25%	#	12/15/2021	733,011

	CPI Holdco LLC,
335,000	Senior Secured 1st Lien Term Loan, Tranche B	5.15%	#	03/24/2024	337,722

	CSC Holdings LLC,
685,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.94%	#	10/11/2024	684,788

	CSM Bakery Supplies LLC,
570,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	538,935

	Dell International, LLC,
530,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.49%	#	09/07/2023	532,843

	DJO Finance LLC,
755,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/08/2020	732,509

	EFS Cogen Holdings I LLC,
720,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/28/2023	727,909

	Eldorado Resorts, Inc.,
380,000	Senior Secured 1st Lien Term Loan, Tranche B	2.25%	#	03/15/2024	380,000

	Energy Transfer Equity LP,
725,000	Senior Secured 1st Lien Term Loan	3.54%	#	02/02/2024	724,435

	Envision Healthcare Corporation,
725,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.15%	#	12/01/2023	732,250

	Equinox Holdings, Inc.,
745,000	Senior Secured 1st Lien Term Loan	4.25%	#	03/08/2024	751,522

	Evergreen Skills,
770,000	Senior Secured 1st Lien Term Loan	5.75%	#	04/28/2021	710,329

	Fairmount Minerals,
345,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.65%	#	09/05/2019	338,676

	Federal-Mogul Holdings Corporation,
760,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	758,400

	Filtration Group, Inc.,
720,000	Senior Secured 1st Lien Term Loan, Tranche B	4.30%	#	11/23/2020	726,527

	First Data Corporation,
370,629	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.98%	#	03/24/2021	373,872

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Foresight Energy LLC,
530,000	Guaranteed Senior Secured 1st Lien Term Loan	6.75%	#	03/16/2022	517,744

	Galleria Company,
720,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.81%	#	09/29/2023	727,200

	Gates Global LLC,
730,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	07/05/2021	732,237

	Gavilan Resources LLC,
175,000	Secured 2nd Lien Term Loan	7.00%	#	03/01/2024	173,469

	Genesy’s Telecommunications Laboratories, Inc.,
740,000	Senior Secured 1st Lien Term Loan, Tranche B	5.02%	#	12/01/2023	746,937

	Greektown Holdings LLC,
500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/21/2024	500,783

	GTCR Valor Companies, Inc.,
360,000	Senior Secured 1st Lien Term Loan, Tranche B	7.15%	#	06/16/2023	362,428

	Harbor Freight Tools USA, Inc.,
608,471	Senior Secured 1st Lien Term Loan	4.23%	#	08/18/2023	608,471

	Hargray Corporation,
85,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/22/2024	85,398

	Harsco Corporation,
425,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	11/02/2023	431,906

	Huntsman International LLC,
725,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	04/01/2023	732,554

	Ineos US Finance LLC,
65,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	04/01/2024	65,437

	Informatica Corporation,
359,943	Senior Secured 1st Lien Term Loan, Tranche B	4.65%	#	08/05/2022	358,622

	JDA Software Group, Inc.,
745,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/12/2023	751,131

	Jeld-Wen, Inc.,
723,064	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	07/01/2022	729,087

	Jo-Ann Stores LLC,
465,000	Senior Secured 1st Lien Term Loan	6.26%	#	10/20/2023	456,865

	Kenan Advantage Group,
575,000	Senior Secured 1st Lien Term Loan, Tranche B1	4.00%	#	08/01/2022	576,616

	KIK Custom Products, Inc.,
709,419	Senior Secured 1st Lien Term Loan, Tranche B	5.65%	#	08/26/2022	720,355

	Kraton Polymers LLC,
529,304	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	01/06/2022	535,147

	Kronos, Inc.,
725,000	Senior Secured 1st Lien Term Loan, Tranche B	5.03%	#	11/01/2023	730,024

	Leslie’s Poolmart, Inc.,
745,000	Senior Secured 1st Lien Term Loan, Tranche B	4.77%	#	08/16/2023	749,004

	Level 3 Financing, Inc.,
610,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.23%	#	02/22/2024	611,778

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	79

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Life Time Fitness,
730,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/10/2022	732,829

	Lightstone Holdco LLC,
650,000	Senior Secured 1st Lien Term Loan, Tranche B	5.54%	#	01/30/2024	654,956

	Lightstone Holdco LLC,
40,000	Senior Secured 1st Lien Term Loan, Tranche C	5.54%	#	01/30/2024	40,305

	Mallinckrodt International Finance S.A.,
160,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.90%	#	09/24/2024	160,100

	McGraw Hill Financial, Inc.,
395,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	05/04/2022	391,571

	MGM Growth Properties LP,
665,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.48%	#	04/25/2023	669,156

	Micron Technology, Inc.,
405,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.73%	#	04/26/2022	407,975

	Milacron LLC,
685,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	09/28/2023	689,713

	MPH Acquisition Holdings LLC,
669,876	Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	06/07/2023	679,324

	National Vision, Inc.,
740,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	741,003

	NBTY Inc.,
745,000	Senior Secured 1st Lien Term Loan, Tranche B	4.65%	#	05/05/2023	751,053

	Nord Anglia Education Finance LLC,
725,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.55%	#	03/31/2021	729,306

	Party City Holdings, Inc.,
750,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.86%	#	08/19/2022	749,396

	Peabody Energy Corporation,
720,000	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	03/31/2022	721,260

	Pharmaceutical Product Development LLC,
735,000	Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	08/18/2022	738,330

	Pike Corporation,
165,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	03/08/2024	167,063

	Piscine US Acquisition LLC,
705,000	Guaranteed Senior Secured 1st Lien Term Loan	5.65%	#	12/20/2023	711,169

	PODS LLC,
730,000	Senior Secured 1st Lien Term Loan, Tranche B2	4.25%	#	02/02/2022	737,300

	PQ Corporation,
739,206	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.29%	#	11/04/2022	749,237

	Precyse Acquisition Corporation,
440,917	Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	10/20/2022	443,950

	Prime Security Services Borrower LLC,
720,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	05/02/2022	728,248

	RCN Corporation,
730,000	Senior Secured 1st Lien Term Loan	3.98%	#	02/01/2024	734,665

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RentPath LLC,
718,888	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#¥	12/17/2021	709,600

	Revlon Consumer Products Corporation,
750,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.48%	#	09/07/2023	751,147

	Reynolds Group,
740,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.98%	#	02/03/2023	743,741

	Sabre GLBL Inc.,
60,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	02/22/2024	60,563

	Safway Group Holding LLC,
405,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	08/18/2023	410,000

	Scientific Games International, Inc.,
340,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.85%	#	10/01/2021	344,755

	Seahawk Holding Ltd.,
738,325	Senior Secured 1st Lien Term Loan	7.00%	#	10/31/2022	750,323

	Select Medical Corporation,
650,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	03/06/2024	657,313

	SolarWinds Holdings, Inc.,
745,000	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	02/03/2023	746,538

	Solenis International LP,
178,395	Guaranteed Secured 2nd Lien Term Loan	7.80%	#	07/29/2022	177,002

	Solera LLC,
745,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/03/2023	749,708

	Sophia LP,
743,727	Senior Secured 1st Lien Term Loan, Tranche B	4.40%	#	09/30/2022	744,541

	Summit Materials LLC,
690,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	07/18/2022	696,759

	Surgery Center Holdings, Inc.,
705,000	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	11/03/2020	714,035

	Team Health Holdings Inc.,
745,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	02/06/2024	740,809

	Telesat Canada,
725,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	4.15%	#	11/17/2023	732,250

	TKC Holdings, Inc.,
715,000	Senior Secured 1st Lien Term Loan	4.75%	#	02/01/2023	723,194

	TransDigm, Inc.,
735,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.98%	#	06/09/2023	733,045

	Tumi Holdings, Inc.,
725,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.23%	#	08/01/2023	731,913

	UFC Holdings LLC,
685,000	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2023	689,586

	Univar USA, Inc.,
740,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.73%	#	07/01/2022	742,660

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Univision Communications, Inc.,
683,163	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C5	3.75%	#	03/15/2024	679,959

	US Renal Care, Inc.,
635,000	Senior Secured 1st Lien Term Loan	5.40%	#	12/30/2022	597,494

	USAGM HoldCo LLC,
695,000	Senior Secured 1st Lien Term Loan	4.79%	#	07/28/2022	699,670

	VF Holdings Corporation,
720,000	Senior Secured 1st Lien Term Loan	4.25%	#	06/30/2023	724,500

	Vizient, Inc.,
197,669	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/13/2023	199,522

	Western Digital Corporation,
425,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/28/2023	428,128

	WMG Acquisition Corporation,
735,000	Guaranteed Senior Secured 1st Lien Term Loan	3.75%	#	11/01/2023	738,848

	York Risk Services Group, Inc.,
580,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.90%	#	10/01/2021	567,133

	Total Bank Loans (Cost $68,490,216)				68,361,379

COLLATERALIZED LOAN OBLIGATIONS 15.7%

	Adams Mill Ltd.,
1,000,000	Series 2014-1A-A1	2.50%	#^	07/15/2026	1,001,776
250,000	Series 2014-1A-D1	4.52%	#^	07/15/2026	247,500
250,000	Series 2014-1A-E1	6.02%	#^	07/15/2026	239,254

	ALM LLC,
2,000,000	Series 2013-8A-DR	8.12%	#^	10/15/2028	2,021,673
1,000,000	Series 2014-14A-A1	2.47%	#^	07/28/2026	1,001,000
500,000	Series 2016-19A-A2	3.22%	#^	07/15/2028	505,493
500,000	Series 2016-19A-B	4.02%	#^	07/15/2028	504,930

	Apidos Ltd.,
2,500,000	Series 2015-21A-C	4.57%	#^	07/18/2027	2,494,642
250,000	Series 2015-21A-D	6.57%	#^	07/18/2027	244,917
1,250,000	Series 2016-24A-C	4.98%	#^	07/20/2027	1,272,491

	Atrium Corporation,
3,000,000	Series 2017-9A-DR	0.00%	#^	05/28/2030	2,977,077

	Avery Point Ltd.,
500,000	Series 2013-2A-D	4.47%	#^	07/17/2025	497,427

	Babson Ltd.,
500,000	Series 2012-2A-CR	4.64%	#^	05/15/2023	505,658
3,500,000	Series 2014-3A-D1	4.52%	#^	01/15/2026	3,508,750
500,000	Series 2014-3A-D2	5.17%	#^	01/15/2026	502,656
2,250,000	Series 2014-3A-E1	6.12%	#^	01/15/2026	2,146,534
250,000	Series 2014-3A-E2	7.52%	#^	01/15/2026	251,843
1,000,000	Series 2015-2A-D	4.83%	#^	07/20/2027	1,003,000

	Barings Ltd.,
2,000,000	Series 2016-3A-C	4.87%	#^	01/15/2028	2,022,380

	Battalion Ltd.,
500,000	Series 2007-1A-C	1.82%	#^	07/14/2022	497,723

	Betony Ltd.,
500,000	Series 2015-1A-D	4.62%	#^	04/15/2027	495,367

	BlueMountain Ltd.,
750,000	Series 2015-2A-C	3.72%	#^	07/18/2027	746,786
1,000,000	Series 2015-2A-D	4.57%	#^	07/18/2027	1,004,956
500,000	Series 2015-2A-E	6.37%	#^	07/18/2027	485,080

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BlueMountain Ltd., (Cont.)
1,000,000	Series 2015-3A-B	4.13%	#^	10/20/2027	1,022,743
500,000	Series 2015-3A-C	4.58%	#^	10/20/2027	500,684
750,000	Series 2016-2A-C	5.15%	#^	08/20/2028	767,697
1,000,000	Series 2016-3A-D	4.82%	#^	11/15/2027	1,010,473

	California Street LP,
2,000,000	Series 2012-9A-DR	4.98%	#^	10/16/2028	2,024,932
2,000,000	Series 2012-9A-ER	8.20%	#^	10/16/2028	2,008,858

	Canyon Capital Ltd.,
2,000,000	Series 2006-1A-D	2.73%	#^	12/15/2020	1,971,901
1,000,000	Series 2012-1A-DR	5.12%	#^	01/15/2026	1,022,148

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2016-2A-D2	7.47%	#^	07/15/2027	1,972,358

	Carlyle High Yield Partners Ltd.,
654,936	Series 2007-10A-A1	1.25%	#^	04/19/2022	655,774
251,537	Series 2007-10A-A2A	1.24%	#^	04/19/2022	251,689

	Catamaran Ltd.,
250,000	Series 2015-1A-C1	4.14%	#^	04/22/2027	252,215

	Cent Ltd.,
2,000,000	Series 2006-12A-D	2.45%	#^	11/18/2020	1,965,497
2,375,000	Series 2007-15A-D	5.27%	#^	03/11/2021	2,336,813
621,332	Series 2012-16A-A1AR	2.28%	#^	08/01/2024	621,152
2,000,000	Series 2014-22A-C	4.78%	#^	11/07/2026	2,000,529
1,595,000	Series 2014-22A-D	6.33%	#^	11/07/2026	1,523,569

	Dryden Senior Loan Fund,
500,000	Series 2012-24RA-DR	4.74%	#^	11/15/2023	496,484
250,000	Series 2012-25A-D	5.02%	#^	01/15/2025	251,304
2,500,000	Series 2014-34A-DR	0.00%	#^	10/15/2026	2,500,000
1,000,000	Series 2016-45-D	4.87%	#^	07/15/2027	1,010,107

	Duane Street Ltd.,
1,500,000	Series 2007-4A-D	3.29%	#^	11/14/2021	1,502,898

	Eaton Vance Ltd.,
380,199	Series 2006-8A-A	1.29%	#^	08/15/2022	379,529
500,000	Series 2006-8A-B	1.69%	#^	08/15/2022	498,089

	Galaxy Ltd.,
250,000	Series 2014-18A-D1	4.72%	#^	10/15/2026	247,501

	GLM 2017-1A D,
1,000,000	Series 2017-1A-D	4.53%	#	04/20/2029	1,000,000

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2015-10A-D	4.38%	#^	07/20/2027	992,408

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C	3.73%	#^	08/01/2025	251,533
250,000	Series 2014-2A-C	4.54%	#^	04/28/2025	244,534
250,000	Series 2014-2A-D	6.04%	#^	04/28/2025	230,554

	ING Ltd.,
500,000	Series 2013-1A-D	6.02%	#^	04/15/2024	496,306

	Jay Park Ltd.,
2,000,000	Series 2016-1A-C	4.66%	#^	10/20/2027	2,017,478

	LCM LP,
500,000	Series 12A-DR	4.72%	#^	10/19/2022	504,463
500,000	Series 14A-D	4.52%	#^	07/15/2025	502,543
250,000	Series 16A-D	4.62%	#^	07/15/2026	251,725

	Madison Park Funding Ltd.,
705,655	Series 2007-4A-A2	1.39%	#^	03/22/2021	701,448
1,000,000	Series 2007-6A-C	2.03%	#^	07/26/2021	976,125
2,095,000	Series 2013-11A-D	4.54%	#^	10/23/2025	2,112,274
250,000	Series 2014-13X-E	6.02%	#	01/19/2025	246,250
750,000	Series 2014-14A-D	4.63%	#^	07/20/2026	756,488
1,000,000	Series 2014-15A-CR	4.49%	#^	01/27/2026	1,007,654
2,500,000	Series 2014-15A-DR	6.48%	#^	01/27/2026	2,495,021
500,000	Series 2015-18A-D2	4.99%	#^	10/21/2026	500,938

	Magnetite Ltd.,
250,000	Series 2014-9A-B	4.04%	#^	07/25/2026	252,914

	Marathon Ltd.,
1,000,000	Series 2017-9A-A2	0.00%	#^	04/15/2029	1,001,015

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	81

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	4.69%	#^	11/14/2026	502,042
500,000	Series 2014-1A-C2	4.54%	#^	11/25/2025	500,746
2,000,000	Series 2014-1A-D	7.64%	#^	11/14/2026	2,020,054
500,000	Series 2014-1A-D2	5.62%	#^	11/25/2025	502,689
2,500,000	Series 2017-1A-C	4.53%	#^	03/17/2030	2,502,811
1,250,000	Series 2017-1A-D	7.23%	#^	03/17/2030	1,244,282

	Palmer Square Ltd.,
1,000,000	Series 2013-2A-A1B	3.12%	^	10/17/2025	1,000,000

	Race Point Ltd.,
250,000	Series 2012-6A-CR	4.16%	#^	05/24/2023	251,779
250,000	Series 2012-6A-DR	5.16%	#^	05/24/2023	250,444

	Sound Harbor Loan Fund Ltd.,
1,000,000	Series 2014-1A-A1	2.54%	#^	10/30/2026	1,001,773

	Symphony Ltd.,
500,000	Series 2013-11A-C	4.17%	#^	01/17/2025	500,949
500,000	Series 2014-14A-D2	4.62%	#^	07/14/2026	498,814

	TCI-Flatiron Ltd.,
2,000,000	Series 2016-1A-C	5.12%	#^	12/21/2029	2,015,581

	TCI-Symphony Ltd.,
1,000,000	Series 2016-1A-D	4.72%	#^	10/13/2029	1,001,139

	Thacher Park Ltd.,
3,000,000	Series 2014-1A-D1R	5.26%	#^	10/20/2026	3,003,614

	THL Credit Wind River Ltd.,
4,000,000	Series 2014-1A-DR	4.61%	#^	04/18/2026	4,000,995
2,000,000	Series 2014-2A-D	4.92%	#^	07/15/2026	2,023,771
2,000,000	Series 2017-1A-DR	4.78%	#^	04/18/2029	2,002,089
1,750,000	Series 2017-1A-E	7.45%	#^	04/18/2029	1,742,853

	Venture Ltd.,
4,000,000	Series 2007-8A-C	1.94%	#^	07/22/2021	3,910,526
4,000,000	Series 2012-12A-DR	4.75%	#^	02/28/2026	4,008,319
500,000	Series 2014-17A-C	3.87%	#^	07/15/2026	501,531
2,500,000	Series 2016-12A-ER	7.25%	#^	02/28/2026	2,450,218
1,000,000	Series 2016-23A-B	3.32%	#^	07/19/2028	1,004,213
2,000,000	Series 2016-24A-E	7.79%	#^	10/20/2028	2,009,000

	Westcott Park Ltd.,
1,000,000	Series 2016-1A-D	5.38%	#^	07/20/2028	1,018,691

	Wind River Ltd.,
2,000,000	Series 2012-1A-DR	5.12%	#^	01/15/2026	2,028,740
500,000	Series 2016-1A-B	4.22%	#^	07/15/2028	503,102
500,000	Series 2016-1A-C	3.37%	#^	07/15/2028	505,955

	Total Collateralized Loan Obligations (Cost $114,884,094)				116,022,248

FOREIGN CORPORATE BONDS 11.8%
199,580	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	214,548
199,580	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	214,549
300,000	Aeropuerto Argentina S.A.	6.88%	^	02/01/2027	310,500
500,000	AES Andres B.V.	7.95%	^	05/11/2026	537,685
200,000	AES El Salvador Trust	6.75%		03/28/2023	186,500
700,000	AES Gener S.A.	5.00%		07/14/2025	712,654
300,000	Agromercantil Senior Trust	6.25%		04/10/2019	311,250
200,000	Autoridad del Canal de Panama	4.95%		07/29/2035	219,500
200,000	Avianca Holdings S.A.	8.38%		05/10/2020	199,200
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	199,200
200,000	Axiata SPV2 BHD	3.47%		11/19/2020	205,011
300,000	Banco de Bogota S.A.	5.38%		02/19/2023	313,125
1,000,000	Banco de Costa Rica	5.25%		08/12/2018	1,018,310
200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	204,132
200,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	204,132

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	208,000
300,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	300,750
500,000	Banco GNB Sudameris S.A.	6.50%	^	04/03/2027	507,975
100,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	109,625
1,450,000	Banco Macro S.A.	6.75%	#	11/04/2026	1,458,990
2,500,000	Banco Mercantil del Norte S.A.	5.75%	#	10/04/2031	2,453,125
2,000,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	1,965,000
600,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	608,688
400,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	407,500
900,000	Banco Santander	5.95%	#	01/30/2024	933,750
400,000	Bancolombia S.A.	6.13%		07/26/2020	432,520
200,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	200,000
400,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	396,000
1,500,000	Bharti Airtel Ltd.	4.38%		06/10/2025	1,501,339
2,000,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	2,042,458
295,000	Camelot Finance S.A.	7.88%	^	10/15/2024	313,435
100,000	Camposol S.A.	10.50%	^	07/15/2021	105,750
500,000	Cementos Progreso Trust	7.13%		11/06/2023	531,250
1,500,000	Cencosud S.A.	5.15%		02/12/2025	1,565,792
400,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	356,000
2,000,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	1,996,427
200,000	CNOOC Finance Ltd.	4.25%		01/26/2021	209,703
2,500,000	CNOOC Finance Ltd.	3.50%		05/05/2025	2,478,522
1,000,000	CNPC General Capital Ltd.	3.40%		04/16/2023	1,014,717
300,000	Colbun S.A.	6.00%		01/21/2020	325,895
2,500,000	Comision Federal de Electricidad	4.75%		02/23/2027	2,512,500
900,000	Comision Federal de Electricidad	6.13%		06/16/2045	929,250
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	481,245
500,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	503,750
400,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	406,000
250,000	Dana Financing, Ltd.	5.75%	^	04/15/2025	252,812
2,000,000	DBS Group Holdings Ltd.	3.60%	#†	12/29/2049	1,970,414
200,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	207,500
500,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	532,187
200,000	Digicel Ltd.	8.25%		09/30/2020	172,674
2,000,000	Digicel Ltd.	7.13%		04/01/2022	1,565,000
200,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	170,500
400,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	383,735
800,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	767,471
300,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	310,646
791,990	ENA Norte Trust	4.95%		04/25/2023	819,710
1,600,000	Engie Energia Chile S.A.	4.50%		01/29/2025	1,639,633
1,500,000	ENTEL Chile S.A.	4.75%		08/01/2026	1,540,902
800,000	Export-Import Bank of India	3.13%		07/20/2021	807,061
400,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	407,000
400,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	404,000
1,000,000	Global Bank Corporation	4.50%		10/20/2021	993,000
1,000,000	Global Bank Corporation	4.50%	^	10/20/2021	993,000
500,000	GNL Quintero S.A.	4.63%		07/31/2029	512,500
1,500,000	Gohl Capital Ltd.	4.25%		01/24/2027	1,516,355
200,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	208,000

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	354,500
200,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	206,500
400,000	Grupo Televisa SAB	4.63%		01/30/2026	412,292
600,000	Grupo Televisa SAB	6.13%		01/31/2046	637,478
750,000	GrupoSura Finance S.A.	5.50%		04/29/2026	792,188
583,056	Guanay Finance Ltd.	6.00%		12/15/2020	601,277
500,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	502,850
2,000,000	Industrial Senior Trust	5.50%		11/01/2022	2,009,280
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	206,000
200,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	211,484
150,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	123,937
100,000	Intelsat Jackson Holdings S.A.	8.00%	^	02/15/2024	106,250
1,800,000	Inversiones CMPC S.A.	4.38%	^	04/04/2027	1,793,252
300,000	IOI Investment BHD	4.38%		06/27/2022	310,274
2,500,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	2,632,500
2,500,000	Korea Development Bank	3.00%		01/13/2026	2,495,234
135,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	137,700
200,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	199,900
800,000	Malayan Banking BHD	3.25%	#	09/20/2022	802,920
1,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	995,000
400,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	418,920
380,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	399,000
200,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	210,000
100,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	104,000
200,000	OAS Financial Ltd.	8.88%	†Ω	04/29/2049	9,000
2,500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	2,453,045
2,400,000	Ooredoo International Finance Ltd.	3.88%		01/31/2028	2,365,644
800,000	Pampa Energia S.A.	7.50%	^	01/24/2027	811,120
1,000,000	Pertamina Persero PT	5.63%		05/20/2043	1,029,070
400,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	423,880
2,000,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	1,985,000
2,200,000	Petronas Capital Ltd.	3.50%		03/18/2025	2,238,524
1,500,000	Pontis Ltd.	5.13%	^	03/31/2027	1,504,500
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	265,293
500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	546,122
200,000	Sigma Alimentos S.A. de C.V.	4.13%		05/02/2026	196,000
2,800,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	2,600,304
200,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	198,500
900,000	SUAM Finance B.V.	4.88%		04/17/2024	936,630
310,000	Telesat LLC	8.88%	^	11/15/2024	341,000
200,000	Tenedora Nemak S.A. de C.V.	5.50%		02/28/2023	208,750
2,500,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	2,531,250
400,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	400,000
400,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	395,000
800,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	816,184

	Total Foreign Corporate Bonds (Cost $86,628,995)				87,397,904

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 4.5%
2,900,000	Argentine Republic Government International Bond	6.88%	^	01/26/2027	2,938,425
2,500,000	Brazilian Government International Bond	5.63%		01/07/2041	2,443,750
1,500,000	Chile Government International Bond	3.13%		01/21/2026	1,527,000
300,000	Colombia Government International Bond	4.50%		01/28/2026	317,625
800,000	Costa Rica Government International Bond	10.00%		08/01/2020	941,440
300,000	Dominican Republic International Bond	5.50%		01/27/2025	306,375
2,600,000	Dominican Republic International Bond	5.95%	^	01/25/2027	2,661,750
1,200,000	Dominican Republic International Bond	6.85%		01/27/2045	1,248,000
1,400,000	Guatemala Government Bond	4.50%		05/03/2026	1,396,752
500,000	Guatemala Government Bond	4.88%		02/13/2028	511,000
1,500,000	Indonesia Government International Bond	5.88%		03/13/2020	1,642,413
500,000	Indonesia Government International Bond	4.35%	^	01/08/2027	517,979
3,000,000	Korea International Bond	2.75%		01/19/2027	2,953,425
3,000,000	Mexico Government International Bond	4.13%		01/21/2026	3,091,500
800,000	Mexico Government International Bond	4.15%		03/28/2027	815,000
1,500,000	Mexico Government International Bond	4.75%		03/08/2044	1,462,500
3,000,000	Panama Government International Bond	3.88%		03/17/2028	3,056,250
600,000	Panama Government International Bond	4.30%		04/29/2053	571,500
1,400,000	Perusahaan Penerbit SBSN Indonesia III	4.15%	^	03/29/2027	1,407,630
1,200,000	Philippine Government International Bond	3.70%		02/02/2042	1,188,257
1,200,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	1,218,240
800,000	Republic of Poland Government International Bond	5.13%		04/21/2021	877,344

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $32,534,193)				33,094,155

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 9.8%
159,000	Americold 2010 LLC Trust, Series 2010-ARTA-C	6.81%	^	01/14/2029	177,663

	Banc of America Commercial Mortgage Trust,
100,000	Series 2007-5-AM	5.77%	#	02/10/2051	102,053

	Barclays Commercial Mortgage Securities LLC,
11,389,514	Series 2017-C1-XA	1.53%	# I/O	02/15/2050	1,284,042
1,259,000	Series 2014-BXO-E	3.33%	#^	08/15/2027	1,256,594

	BB-UBS Trust,
1,430,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	1,319,843

	Bear Stearns Commercial Mortgage Securities Trust,
493,405	Series 2007-PW17-A4	5.69%	#	06/11/2050	496,948

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	83

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Commercial Mortgage Securities, Inc.,
8,469	Series 2006-PW13-AJ	5.61%	#	09/11/2041	8,461
443,430	Series 2007-PW18-A4	5.70%		06/11/2050	448,784
250,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	240,230

	BXHTL Mortgage Trust,
550,000	Series 2015-JWRZ-A	2.14%	#^	05/15/2029	551,639

	CD Commercial Mortgage Trust,
13,285,774	Series 2017-CD3-XA	1.05%	# I/O	02/10/2050	1,053,735

	CFCRE Commercial Mortgage Trust,
7,605,734	Series 2016-C4-XA	1.77%	# I/O	05/10/2058	871,530

	Citigroup Commercial Mortgage Trust,
412,000	Series 2007-C6-AM	5.78%	#	12/10/2049	417,483
210,000	Series 2007-C6-AMFX	5.78%	#^	12/10/2049	211,098
275,000	Series 2008-C7-AM	6.13%	#	12/10/2049	280,531
100,000	Series 2014-GC21-D	4.84%	#^	05/10/2047	84,305
1,843,470	Series 2014-GC25-XA	1.06%	# I/O	10/10/2047	114,850
200,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	160,937
3,325,915	Series 2016-P4-XA	2.01%	# I/O	07/10/2049	432,002

	COBALT Commercial Mortgage Trust,
1,290,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	1,304,513
100,000	Series 2007-C3-AM	5.88%	#	05/15/2046	101,678

	Commercial Mortgage Pass-Through Certificates,
440,000	Series 2012-CR4-C	4.44%	#^	10/15/2045	431,064
1,187,000	Series 2012-CR4-D	4.57%	#^	10/15/2045	1,083,237
3,127,098	Series 2013-CR10-XA	0.92%	# I/O	08/10/2046	111,299
2,000,000	Series 2013-CR11-D	5.17%	#^	08/10/2050	1,887,204
1,565,000	Series 2013-LC13-D	5.04%	#^	08/10/2046	1,501,430
1,311,735	Series 2014-CR17-XA	1.16%	# I/O	05/10/2047	70,175
100,000	Series 2014-CR19-C	4.72%	#	08/10/2047	101,851
125,000	Series 2014-CR20-C	4.51%	#	11/10/2047	123,205
375,000	Series 2015-CR22-D	4.13%	#^	03/10/2048	302,051
300,000	Series 2015-CR23-D	4.26%	#	05/10/2048	228,239
8,245,847	Series 2015-CR27-XA	1.16%	# I/O	10/13/2048	532,692
2,468,138	Series 2015-DC1-XA	1.17%	# I/O	02/10/2048	149,894
815,000	Series 2015-LC21-C	4.31%	#	07/10/2048	771,700
406,000	Series 2015-LC23-C	4.65%	#	10/10/2048	399,701
3,618,754	Series 2016-DC2-XA	1.07%	# I/O	02/10/2049	249,483

	Cosmopolitan Hotel Trust,
595,000	Series 2016-CSMO-C	3.56%	#^	11/15/2033	604,224

	Countrywide Commercial Mortgage Trust,
133,071	Series 2007-MF1-A	6.21%	#^	11/12/2043	133,809

	Credit Suisse Commercial Mortgage Trust,
586,088	Series 2007-C1-AM	5.42%		02/15/2040	585,129

	Credit Suisse Mortgage Capital Certificates,
20,854	Series 2007-C2-AM	5.62%	#	01/15/2049	20,936
551,000	Series 2007-C4-A1AM	5.96%	#	09/15/2039	554,566
238,340	Series 2007-C5-A4	5.70%	#	09/15/2040	239,405
2,018,458	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	75,876
875,000	Series 2015-SAND-D	3.76%	#^	08/15/2030	879,470

	CSAIL Commercial Mortgage Trust,
2,713,085	Series 2015-C1-XA	0.95%	# I/O	04/15/2050	147,615

	FORT CRE LLC,
536,000	Series 2016-1A-B	3.53%	#^	05/21/2036	543,572

	GE Commercial Mortgage Corporation Trust,
399,200	Series 2007-C1-AM	5.61%	#	12/10/2049	397,212

	GMAC Commercial Mortgage Securities Trust,
406,000	Series 2004-C3-D	5.04%	#	12/10/2041	416,333
564,000	Series 2004-C3-E	5.14%	#^	12/10/2041	559,741

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	103,665

	Greenwich Capital Commercial Funding Corporation,
300,000	Series 2007-GG11-AJ	6.05%	#	12/10/2049	305,176
150,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	151,789

	GS Mortgage Securities Corporation,
132,287	Series 2007-GG10-A4	5.95%	#	08/10/2045	132,312
3,137,827	Series 2013-GC10-XA	1.59%	# I/O	02/10/2046	219,965
3,719,071	Series 2014-GC20-XA	1.15%	# I/O	04/10/2047	199,975

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation, (Cont.)
9,127,225	Series 2014-GC24-XA	0.86%	# I/O	09/10/2047	410,299
7,438,615	Series 2015-GS1-XA	0.83%	# I/O	11/10/2048	421,410
7,406,658	Series 2016-GS2-XA	1.67%	# I/O	05/10/2049	805,796

	GS Mortgage Securities Trust,
257,000	Series 2013-GC13-D	4.07%	#^	07/10/2046	232,533

	GSCCRE Commercial Mortgage Trust,
1,056,000	Series 2015-HULA-D	4.66%	#^	08/15/2032	1,066,280

	JP Morgan Chase Commercial Mortgage Securities Corporation,
214,624	Series 2006-LDP9-AM	5.37%		05/15/2047	214,451
1,044,000	Series 2007-C1-AM	5.99%	#	02/15/2051	1,055,063
257,339	Series 2007-CB18-AM	5.47%	#	06/12/2047	257,902
631,000	Series 2007-CB19-AM	5.83%	#	02/12/2049	631,427
385,000	Series 2007-CB20-AJ	6.18%	#	02/12/2051	394,384
150,000	Series 2007-CB20-AM	5.98%	#	02/12/2051	152,176
475,000	Series 2007-LD12-AM	6.07%	#	02/15/2051	481,907
100,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	101,766
150,000	Series 2014-PHH-D	3.31%	#^	08/15/2027	150,052

	JP Morgan Chase Commercial Mortgage Securities Trust,
412,000	Series 2004-CBX-D	5.10%	#	01/12/2037	418,888
1,266,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,252,120
1,587,000	Series 2007-LD11-AM	5.84%	#	06/15/2049	1,624,701
1,241,510	Series 2007-LDPX-AM	5.46%	#	01/15/2049	1,240,496
543,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	535,841
1,500,000	Series 2015-FL7-C	3.76%	#^	05/15/2028	1,503,145
1,476,000	Series 2015-JP1-F	4.74%	#^	01/15/2049	1,058,420
406,000	Series 2016-ASH-B	3.06%	#^	10/15/2034	408,538
229,000	Series 2016-ASH-C	3.66%	#^	10/15/2034	230,716
6,449,723	Series 2016-JP4-XA	0.82%	# I/O	12/15/2049	324,378
594,000	Series 2016-WPT-E	5.91%	#^	10/15/2033	606,331

	JPMBB Commercial Mortgage Securities Trust,
318,000	Series 2013-C15-D	5.05%	#^	11/15/2045	302,084
2,144,016	Series 2014-C18-XA	1.07%	# I/O	02/15/2047	96,658
1,225,183	Series 2014-C21-XA	1.09%	# I/O	08/15/2047	70,940
100,000	Series 2014-C23-C	4.46%	#	09/15/2047	100,276
150,000	Series 2014-C25-C	4.45%	#	11/15/2047	147,909
425,000	Series 2014-C26-C	4.43%	#	01/15/2048	414,334
6,893,812	Series 2015-C29-XA	0.94%	# I/O	05/15/2048	266,363
5,702,361	Series 2015-C31-XA	1.01%	# I/O	08/15/2048	323,610
470,000	Series 2015-C33-C	4.62%	#	12/15/2048	471,662

	JPMDB Commercial Mortgage Securities Trust,
9,255,819	Series 2016-C4-XA	0.85%	# I/O	12/15/2049	584,244

	LB-UBS Commercial Mortgage Trust,
289,566	Series 2007-C2-AM	5.49%	#	02/15/2040	289,716

	LSTAR Commercial Mortgage Trust,
4,601,536	Series 2016-4-XA	1.95%	#^ I/O	03/10/2049	396,084
18,807,000	Series 2017-5-X	1.39%	#^ I/O	03/10/2050	1,097,565

	Merrill Lynch Mortgage Trust,
542,000	Series 2007-C1-AM	5.84%	#	06/12/2050	533,394

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.49%	#	10/15/2047	98,608
500,000	Series 2014-C19-C	4.00%		12/15/2047	467,265
500,000	Series 2015-C20-C	4.46%	#	02/15/2048	463,736
1,664,000	Series 2015-C20-D	3.07%	^	02/15/2048	1,256,530
180,000	Series 2015-C21-C	4.16%	#	03/15/2048	174,129
360,000	Series 2015-C23-C	4.14%	#	07/15/2050	341,170
550,000	Series 2015-C26-D	3.06%	^	10/15/2048	411,267
274,000	Series 2015-C27-C	4.54%	#	12/15/2047	261,705

	Morgan Stanley Capital, Inc.,
41,947	Series 2006-HQ8-AJ	5.40%	#	03/12/2044	41,994
109,970	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	107,991
616,000	Series 2007-IQ16-AM	6.07%	#	12/12/2049	628,402
150,000	Series 2014-MP-D	3.69%	#^	08/11/2029	151,880
11,578,517	Series 2016-UB12-XA	0.84%	# I/O	12/15/2049	631,324
1,651,000	Series 2017-PRME-D	4.31%	#^	02/15/2034	1,659,884

	MSCG Trust,
648,000	Series 2016-SNR-C	5.21%	^	11/15/2034	650,752

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RRX Trust,
2,000,000	Series 2014-1A-A	0.00%	^ P/O	08/26/2044	1,909,302

	Sutherland Commercial Mortgage Loans LLC,
1,105,227	Series 2015-SBC4-A	4.00%	^	06/25/2039	1,101,220

	TRU Trust,
1,306,952	Series 2016-TOYS-A	3.16%	#^	11/15/2030	1,312,466

	UBS-Barclays Commercial Mortgage Trust,
571,000	Series 2013-C6-D	4.35%	#^	04/10/2046	514,729

	Wachovia Bank Commercial Mortgage Trust,
1,417,000	Series 2006-C25-F	5.88%	#	05/15/2043	1,421,267
1,252,000	Series 2006-C26-AM	6.06%	#	06/15/2045	1,261,409
262,514	Series 2006-C27-AJ	5.83%	#	07/15/2045	264,636
250,417	Series 2006-C28-AJ	5.63%	#	10/15/2048	251,357
609,020	Series 2007-C30-AJ	5.41%	#	12/15/2043	613,585
1,629,000	Series 2007-C31-AJ	5.66%	#	04/15/2047	1,636,468
130,250	Series 2007-C31-AM	5.59%	#	04/15/2047	131,107
136,358	Series 2007-C32-A3	5.76%	#	06/15/2049	136,217
485,000	Series 2007-C33-AJ	6.05%	#	02/15/2051	486,790
407,000	Series 2007-C33-AM	6.05%	#	02/15/2051	410,220

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2014-LC16-D	3.94%	^	08/15/2050	414,224
200,000	Series 2015-C27-C	3.89%		02/15/2048	176,621
400,000	Series 2015-C28-C	4.14%	#	05/15/2048	360,785
11,052,463	Series 2015-C30-XA	1.01%	# I/O	09/15/2058	692,304
540,000	Series 2015-C31-C	4.61%	#	11/15/2048	548,593
5,937,403	Series 2015-C31-XA	1.11%	# I/O	11/15/2048	406,891
2,707,293	Series 2015-NXS1-XA	1.19%	# I/O	05/15/2048	174,600
8,895,784	Series 2015-NXS2-XA	0.79%	# I/O	07/15/2058	376,776
411,000	Series 2015-NXS4-C	4.60%	#	12/15/2048	420,942
2,770,274	Series 2016-C33-XA	1.81%	# I/O	03/15/2059	302,258
3,155,000	Series 2017-RC1-XA	1.74%	# I/O	01/15/2060	346,098

	WFRBS Commercial Mortgage Trust,
1,192,000	Series 2012-C6-D	5.58%	#^	04/15/2045	1,195,606
1,066,647	Series 2012-C9-D	4.80%	#^	11/15/2045	1,012,229

	WF-RBS Commercial Mortgage Trust,
4,130,103	Series 2014-C21-XA	1.15%	# I/O	08/15/2047	239,979
2,521,167	Series 2014-C24-XA	0.97%	# I/O	11/15/2047	127,881
5,056,309	Series 2016-NXS6-XA	1.66%	# I/O	11/15/2049	537,487

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $73,078,729)				71,937,457

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 25.4%

	ACE Securities Corporation Home Equity Loan Trust Series,
5,581,208	Series 2007-HE1-A2A	1.07%	#	01/25/2037	3,938,003

	Ajax Mortgage Loan Trust,
1,866,740	Series 2015-B-A	3.88%	#^	07/25/2060	1,866,331
4,504,587	Series 2016-1-A	4.25%	#^	07/25/2047	4,462,329
3,801,641	Series 2016-C-A	4.00%	#^	10/25/2057	3,793,040

	Banc of America Funding Corporation,
750,000	Series 2005-B-3M1	1.43%	#	04/20/2035	627,686

	Bayview Opportunity Master Fund Trust,
3,187,016	Series 2016-RN3-A1	3.60%	#^	09/28/2031	3,190,116
2,237,613	Series 2016-RPL2-A1	3.84%	#^	06/28/2031	2,214,662
2,817,691	Series 2016-RPL4-A1	3.47%	#^	07/28/2018	2,804,997

	Bear Stearns Alt-A Trust,
1,861,901	Series 2006-4-22A1	3.49%	#	08/25/2036	1,554,861

	Bear Stearns ARM Trust,
4,193,026	Series 2006-2-2A1	3.34%	#	07/25/2036	4,080,544

	Chase Mortgage Finance Trust Series,
3,521,167	Series 2007-S4-A4	1.58%	#	06/25/2037	2,076,074

	CHL Mortgage Pass-Through Trust,
10,968,172	Series 2007-14-A19	6.00%		09/25/2037	9,964,722
9,064,281	Series 2007-9-A1	5.75%		07/25/2037	8,404,826
10,220,590	Series 2007-9-A13	5.75%		07/25/2037	9,370,519

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CIM Trust,
13,420,000	Series 2017-3RR-B2	16.78%	#^	01/27/2057	14,762,000

	Citigroup Mortgage Loan Trust, Inc.,
4,688,333	Series 2006-AMC1-A1	1.13%	#^	09/25/2036	4,139,776
9,297,219	Series 2006-AR6-2A3	1.23%	#	09/25/2036	8,689,659

	CitiMortgage Alternative Loan Trust,
12,283,967	Series 2007-A5-1A1	6.00%		05/25/2037	11,402,695
1,994,432	Series 2007-A5-1A10	5.75%		05/25/2037	1,827,666

	Countrywide Alternative Loan Trust,
753,378	Series 2005-75CB-A3	5.50%		01/25/2036	675,522
889,637	Series 2006-23CB-2A2	6.50%		08/25/2036	593,527
675,381	Series 2007-15CB-A7	6.00%		07/25/2037	600,335
898,313	Series 2008-1R-2A3	6.00%		08/25/2037	720,802

	Countrywide Home Loans,
870,096	Series 2005-HYB9-3A2A	3.31%	#	02/20/2036	775,428
560,088	Series 2007-14-A15	6.50%		09/25/2037	525,220
1,559,692	Series 2007-HY1-1A1	3.55%	#	04/25/2037	1,499,152

	Credit Suisse First Boston Mortgage Backed Trust,
482,187	Series 2006-2-A5A	6.08%	#	09/25/2036	308,366

	Credit Suisse First Boston Mortgage Securities Corporation,
971,179	Series 2005-10-6A9	5.50%		11/25/2035	802,023
500,499	Series 2005-9-5A9	5.50%		10/25/2035	431,654

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	3.05%	#^	07/27/2036	1,450,741
402,000	Series 2011-5R-6A9	3.12%	#^	11/27/2037	414,983
3,492,025	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	3,499,466

	Credit Suisse Mortgage Trust,
5,000,000	Series 2017-1-A	4.50%	^	03/25/2021	5,015,280

	CSMC Mortgage Securities Trust,
5,000,000	Series 2017-3R-1A1	2.98%	#^	03/06/2047	5,000,000

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
566,233	Series 2006-AB4-A1A	6.01%	#	10/25/2036	508,484

	Deutsche Mortgage & Asset Receiving Corporation,
237,762	Series 2014-RS1-1A2	7.58%	#^	07/27/2037	207,774

	Impac Secured Assets Trust,
1,123,194	Series 2006-5-1A1C	1.25%	#	02/25/2037	866,223

	IndyMac Mortgage Loan Trust,
3,731,502	Series 2004-AR4-3A	3.17%	#	08/25/2034	3,673,950
3,582,840	Series 2006-AR19-2A1	3.21%	#	08/25/2036	3,145,403

	JP Morgan Mortgage Trust,
822,516	Series 2005-S3-1A2	5.75%		01/25/2036	693,884
1,371,443	Series 2007-A2-4A1M	3.31%	#	04/25/2037	1,214,332

	Lehman Mortgage Trust,
243,636	Series 2006-1-1A3	5.50%		02/25/2036	216,661

	MASTR Adjustable Rate Mortgages Trust,
308,738	Series 2006-2-2A1	3.26%	#	04/25/2036	286,448

	Merrill Lynch Alternative Note Asset Trust,
477,929	Series 2007-F1-2A7	6.00%		03/25/2037	362,730

	Merrill Lynch Mortgage Investors Trust,
1,062,373	Series 2006-AF1-AF2C	6.25%		08/25/2036	848,291

	Morgan Stanley Mortgage Loan Trust,
213,763	Series 2005-7-4A1	5.50%		11/25/2035	198,306
189,405	Series 2006-2-2A4	5.75%		02/25/2036	180,365
640,565	Series 2006-2-7A1	5.41%	#	02/25/2036	563,893
770,536	Series 2007-8XS-A1	5.75%	#	04/25/2037	550,900

	Nationstar HECM Loan Trust,
2,500,000	Series 2016-2A-M1	3.60%	^	06/25/2026	2,509,123

	New Century Home Equity Loan Trust,
6,076,467	Series 2006-1-A2B	1.16%	#	05/25/2036	5,181,459

	PRPM LLC,
4,824,136	Series 2017-1A-A1	4.25%	#^	01/25/2022	4,841,616

	Residential Accredit Loans, Inc.,
383,465	Series 2006-QS10-A9	6.50%		08/25/2036	334,821
802,554	Series 2006-QS12-2A3	6.00%		09/25/2036	710,335

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	85

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Asset Securitization Trust,
2,523,381	Series 2005-A15-5A2	5.75%		02/25/2036	1,947,135
527,674	Series 2006-A2-A11	6.00%		01/25/2046	410,206

	RFMSI Trust,
8,698,537	Series 2006-S8-A10	6.00%		09/25/2036	8,098,500

	Springleaf Mortgage Loan Trust,
750,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	752,277

	Structured Adjustable Rate Mortgage Loan Trust,
4,897,684	Series 2005-22-4A1	3.35%	#	12/25/2035	4,599,123

	Towd Point Mortgage Trust,
2,853,677	Series 2015-2-1A13	2.50%	#^	11/25/2060	2,832,585

	Verus Securitization,
4,896,114	Series 2017-1A-A3	3.72%	#^	01/25/2047	4,911,028

	VOLT LLC,
1,145,684	Series 2015-NPL3-A1	3.38%	#^	10/25/2058	1,144,056
4,892,187	Series 2016-NPL4-A1	4.25%	#^	04/25/2046	4,953,627
4,921,493	Series 2017-NPL1-A1	3.63%	#^	02/25/2047	4,924,918

	Washington Mutual Mortgage Pass-Through Certificates,
1,266,141	Series 2006-2-4CB	6.00%		03/25/2036	1,209,265

	Wells Fargo Alternative Loan Trust,
1,180,966	Series 2007-PA5-1A1	6.25%		11/25/2037	1,138,809

	Wells Fargo Mortgage Backed Securities Trust,
241,306	Series 2007-2-1A15	5.75%		03/25/2037	237,861
132,210	Series 2007-3-1A4	6.00%		04/25/2037	132,294

	WinWater Mortgage Loan Trust,
2,085,673	Series 2016-1-2A3	3.00%	#^	12/20/2030	2,091,213

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $188,969,587)				187,960,900

US CORPORATE BONDS 5.7%
440,000	Acadia Healthcare Company, Inc.	5.63%		02/15/2023	457,873
290,000	AECOM	5.13%	^	03/15/2027	291,450
650,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	632,125
455,000	Albertson’s Holdings LLC	5.75%	^	03/15/2025	442,487
235,000	Allison Transmission, Inc.	5.00%	^	10/01/2024	237,937
235,000	AMC Entertainment Holdings, Inc.	5.88%	^	11/15/2026	238,231
190,000	AMC Entertainment Holdings, Inc.	6.13%	^	05/15/2027	192,137
585,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	605,475
300,000	Aramark Services, Inc.	5.00%	^	04/01/2025	309,750
580,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	552,450
335,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	347,562
280,000	Ashland, Inc.	4.75%		08/15/2022	290,850
410,000	B&G Foods, Inc.	5.25%		04/01/2025	414,612
415,000	Berry Plastics Corporation	5.50%		05/15/2022	432,637
215,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	220,644
232,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	236,350
380,000	BWAY Holding Company	5.50%	^	04/15/2024	383,800
185,000	Calpine Corporation	5.75%		01/15/2025	184,515
100,000	CCO Holdings LLC	5.25%		09/30/2022	104,000
160,000	CCO Holdings LLC	5.13%	^	05/01/2023	165,200
55,000	CCO Holdings LLC	5.13%	^	05/01/2027	55,516
380,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	342,000
185,000	Centene Corporation	5.63%		02/15/2021	194,083
435,000	Centene Corporation	4.75%		01/15/2025	438,537
480,000	Cequel Communications Holdings LLC	6.38%	^	09/15/2020	495,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
240,000	CHS Community Health Systems, Inc.	8.00%		11/15/2019	236,100
215,000	CHS Community Health Systems, Inc.	6.25%		03/31/2023	220,106
400,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	420,500
65,000	Cliffs Natural Resources, Inc.	5.75%	^	03/01/2025	63,212
405,000	CommScope, Inc.	5.00%	^	06/15/2021	417,656
240,000	CSC Holdings LLC	5.25%		06/01/2024	239,700
145,000	CyrusOne Finance Corporation	5.00%	^	03/15/2024	149,350
410,000	Diamond 1 Finance Corporation	7.13%	^	06/15/2024	453,465
110,000	DJO Finance LLC	8.13%	^	06/15/2021	95,425
335,000	Embarq Corporation	8.00%		06/01/2036	335,000
325,000	Energy Transfer Equity LP	5.50%		06/01/2027	341,250
590,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	622,450
515,000	Envision Healthcare Corporation	6.25%	^	12/01/2024	542,038
70,000	EP Energy LLC	9.38%		05/01/2020	66,325
410,000	Equinix, Inc.	5.88%		01/15/2026	437,162
386,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	390,099
220,000	Extraction Oil & Gas Holdings LLC	7.88%	^	07/15/2021	233,200
320,000	First Data Corporation	7.00%	^	12/01/2023	344,000
330,000	First Data Corporation	5.75%	^	01/15/2024	341,632
325,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	332,312
85,000	Foresight Energy LLC	11.50%	^	04/01/2023	79,900
320,000	Frontier Communications Corporation	8.50%		04/15/2020	338,800
122,000	FTS International, Inc.	6.25%		05/01/2022	107,360
480,000	Gannett Company, Inc.	4.88%	^	09/15/2021	488,400
115,000	Gartner, Inc.	5.13%	^	04/01/2025	117,444
455,000	Gates Global LLC	6.00%	^	07/15/2022	465,237
425,000	Genesy’s Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	463,250
230,000	GLP Capital LP	5.38%		04/15/2026	238,050
380,000	Goodyear Tire & Rubber Company	5.13%		11/15/2023	396,387
240,000	Gray Television, Inc.	5.13%	^	10/15/2024	237,600
350,000	Gray Television, Inc.	5.88%	^	07/15/2026	357,000
215,000	Grinding Media Canada, Inc.	7.38%	^	12/15/2023	226,287
110,000	Halcon Resources Corporation	6.75%	^	02/15/2025	108,570
415,000	Hexion, Inc.	10.38%	^	02/01/2022	415,000
655,000	Hilton Domestic Operating Company, Inc.	4.25%	^	09/01/2024	650,087
330,000	Icahn Enterprises LP	6.25%	^	02/01/2022	335,775
415,000	Infor US, Inc.	6.50%		05/15/2022	428,529
445,000	Informatica LLC	7.13%	^	07/15/2023	434,987
420,000	InVentiv Group Holdings, Inc.	7.50%	^	10/01/2024	434,175
415,000	Jack Ohio Finance Corporation	6.75%	^	11/15/2021	430,562
265,000	JBS LLC	5.75%	^	06/15/2025	268,975
628,000	Level 3 Communications, Inc.	5.75%		12/01/2022	651,550
235,000	Levi Strauss & Company	5.00%		05/01/2025	242,097
205,000	LifePoint Health, Inc.	5.38%	^	05/01/2024	208,997
415,000	Live Nation Entertainment, Inc.	4.88%	^	11/01/2024	416,038
105,000	MEG Energy Corporation	7.00%	^	03/31/2024	94,500
325,000	Memorial Production Partners LP	6.88%	Ω	08/01/2022	121,875
140,000	MGM Growth Properties LP	5.63%		05/01/2024	148,400
350,000	Micron Technology, Inc.	5.25%	^	08/01/2023	360,500
595,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	641,187
260,000	Nationstar Capital Corporation	6.50%		07/01/2021	264,550
325,000	Navient Corporation	6.50%		06/15/2022	328,250

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
430,000	NCL Corporation Ltd.	4.75%	^	12/15/2021	437,525
335,000	Nexstar Escrow Corporation	5.63%	^	08/01/2024	340,863
220,000	NGL Energy Finance Corporation	7.50%	^	11/01/2023	228,250
310,000	NGL Energy Finance Corporation	6.13%	^	03/01/2025	302,250
140,000	Noble Holding International Ltd.	7.75%		01/15/2024	135,100
300,000	Novelis Corporation	6.25%	^	08/15/2024	313,500
110,000	Novelis Corporation	5.88%	^	09/30/2026	112,475
410,000	NRG Energy, Inc.	7.25%		05/15/2026	424,350
230,000	Olin Corporation	5.13%		09/15/2027	234,462
235,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	241,463
411,000	Open Text Corporation	5.88%	^	06/01/2026	431,550
105,000	PDC Energy, Inc.	6.13%	^	09/15/2024	108,150
230,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	229,713
395,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	399,938
385,000	Pinnacle Entertainment, Inc.	5.63%	^	05/01/2024	391,256
215,000	Post Holdings, Inc.	5.50%	^	03/01/2025	215,538
285,000	PQ Corporation	6.75%	^	11/15/2022	304,238
380,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	417,525
410,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	417,688
150,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	160,800
419,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	420,571
135,000	Revlon Consumer Products Corporation	6.25%		08/01/2024	135,000
260,000	Reynolds Group Issuer Inc.	7.00%	^	07/15/2024	278,850
405,000	Rite Aid Corporation	6.13%	^	04/01/2023	402,975
415,000	Sabre GLBL, Inc.	5.25%	^	11/15/2023	426,413
586,000	Sally Holdings LLC	5.75%		06/01/2022	605,778
215,000	Sanchez Energy Corporation	6.13%		01/15/2023	200,488
300,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	321,375
415,000	Select Medical Corporation	6.38%		06/01/2021	421,225
195,000	ServiceMaster Company LLC	5.13%	^	11/15/2024	200,363
405,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	417,401
105,000	Sinclair Television Group, Inc.	5.63%	^	08/01/2024	106,575
404,000	Sirius XM Radio Inc.	5.38%	^	07/15/2026	414,100
500,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	494,688
520,000	Six Flags Entertainment Corporation	5.50%	^	04/15/2027	520,000
235,000	SM Energy Company	5.00%		01/15/2024	223,250
290,000	Solera Finance, Inc.	10.50%	^	03/01/2024	332,682
330,000	Spectrum Brands, Inc.	5.75%		07/15/2025	350,625
310,000	Station Casinos LLC	7.50%		03/01/2021	323,175
230,000	Targa Resources Partners Finance Corporation	5.38%	^	02/01/2027	239,200
450,000	Team Health Holdings, Inc.	6.38%	^	02/01/2025	442,125
205,000	Tempur Sealy International, Inc.	5.63%		10/15/2023	207,050
425,000	Tenet Healthcare Corporation	6.75%		06/15/2023	418,625
231,000	TreeHouse Foods, Inc.	6.00%	^	02/15/2024	243,128
165,000	United Rentals North America, Inc.	5.50%		05/15/2027	167,063
315,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	315,000
210,000	Valeant Pharmaceuticals International, Inc.	7.00%	^	03/15/2024	216,038
105,000	Videotron Ltd.	5.13%	^	04/15/2027	105,000
610,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	635,163

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
380,000	Vizient, Inc.	10.38%	^	03/01/2024	434,625
320,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	330,800
125,000	Western Digital Corporation	7.38%	^	04/01/2023	137,344
405,000	Williams Partners LP	4.88%		03/15/2024	416,993
500,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	527,500

	Total US Corporate Bonds (Cost $41,913,406)				42,324,344

US GOVERNMENT AND AGENCY OBLIGATIONS 4.4%
32,121,524	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2021	32,472,547

	Total US Government and Agency Obligations (Cost $32,499,574)				32,472,547

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 0.6%

	Federal Home Loan Mortgage Corporation,
570,561	Series 2016-KF22-B	5.83%	#^	07/25/2023	575,806
4,360,976	Series 3926-HS	5.54%	# I/F I/O	09/15/2041	748,848
713,001	Series 4390-NY	3.00%		06/15/2040	727,233
801,098	Series 4471-GA	3.00%		02/15/2044	806,396

	Federal Home Loan Mortgage Corporation Pass-Thru,
6,468,665	Series K722-X1	1.31%	# I/O	03/25/2023	412,480

	Federal National Mortgage Association,
1,468,423	Series 2015-59-A	3.00%		06/25/2041	1,497,061

	Total US Government / Agency Mortgage Backed Obligations (Cost $4,813,842)				4,767,824

AFFILIATED MUTUAL FUNDS 3.7%
2,740,782	DoubleLine Global Bond Fund (Class I)				27,517,456

	Total Affiliated Mutual Funds (Cost $27,550,000)				27,517,456

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
1,224	Energy Gulf Coast, Inc.*				36,693
2,784	Pacific Exploration and Production Corporation*				86,588
756	SandRidge Energy, Inc.*				13,979

	Total Exchange Traded Funds and Common Stocks (Cost $627,721)				137,260

WARRANTS 0.0%

	Energy Gulf Coast, Inc.,
466	Expiration 12/30/2021, Strike Price $43.66 *				2,913

	Total Warrants (Cost $9,918)				2,913

SHORT TERM INVESTMENTS 10.1%
24,860,925	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		24,860,925
24,860,926	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		24,860,926

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	87

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
24,860,925	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		24,860,925

	Total Short Term Investments (Cost $74,582,776)				74,582,776

	Total Investments 105.1% (Cost $777,511,570)				777,841,638
	Liabilities in Excess of Other Assets (5.1)%				(37,593,393)

	NET ASSETS 100.0%				$740,248,245

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	25.4%
Collateralized Loan Obligations	15.7%
Foreign Corporate Bonds	11.8%
Short Term Investments	10.1%
Non-Agency Commercial Mortgage Backed Obligations	9.8%
Bank Loans	9.2%
US Corporate Bonds	5.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.5%
US Government and Agency Obligations	4.4%
Asset Backed Obligations	4.2%
Affiliated Mutual Funds	3.7%
US Government / Agency Mortgage Backed Obligations	0.6%
Exchange Traded Funds and Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(5.1)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	25.4%
Collateralized Loan Obligations	15.7%
Short Term Investments	10.1%
Non-Agency Commercial Mortgage Backed Obligations	9.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.5%
US Government and Agency Obligations	4.4%
Asset Backed Obligations	4.2%
Affiliated Mutual Funds	3.7%
Banking	3.3%
Oil & Gas	2.8%
Utilities	1.9%
Healthcare	1.8%
Media	1.7%
Telecommunications	1.7%
Technology	1.1%
Consumer Products	1.1%
Transportation	1.1%
Retailers (other than Food/Drug)	1.1%
Chemicals/Plastics	0.9%
Hotels/Motels/Inns and Casinos	0.7%
Business Equipment and Services	0.7%
Automotive	0.7%
US Government/Agency Mortgage Backed Obligations	0.6%
Finance	0.6%
Food Products	0.5%
Leisure	0.5%
Building and Development (including Steel/Metals)	0.5%
Health Care Providers & Services	0.4%
Industrial Equipment	0.4%
Conglomerates	0.4%
Energy	0.3%
Financial Intermediaries	0.3%
Electronics/Electric	0.3%
Pulp & Paper	0.3%
Real Estate	0.2%
Containers and Glass Products	0.2%
Insurance	0.2%
Aerospace & Defense	0.2%
Cosmetics/Toiletries	0.2%
Food/Drug Retailers	0.2%
Mining	0.2%
Beverage and Tobacco	0.1%
Pharmaceuticals	0.1%
Construction	0.0%	~
Other Assets and Liabilities	(5.1)%

	100.0%

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

COUNTRY BREAKDOWN as a % of Net Assets:
United States	88.7%
Mexico	2.5%
Chile	1.8%
Brazil	1.3%
India	1.0%
Argentina	0.9%
Panama	0.9%
China	0.9%
South Korea	0.7%
Dominican Republic	0.7%
Malaysia	0.7%
Guatemala	0.7%
Indonesia	0.6%
Peru	0.6%
Israel	0.5%
Costa Rica	0.4%
Colombia	0.4%
Singapore	0.4%
Hong Kong	0.3%
Qatar	0.3%
Jamaica	0.2%
Canada	0.2%
Philippines	0.2%
Luxembourg	0.1%
Poland	0.1%
El Salvador	0.0%	~
Trinidad & Tobago	0.0%	~
Hungary	0.0%	~
Other Assets and Liabilities	(5.1)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $314,586,389 or 42.6% of net assets.

¥	Illiquid security. At March 31, 2017, the value of these securities amounted to $1,369,493 or 0.2% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2017.

†	Perpetual Maturity

I/O	Interest only security

P/O	Principal only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

~	Represents less than 0.05% of net assets

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of March 31, 2017

*	Non-income producing security

&	Unfunded or partially unfunded loan commitment. At March 31, 2017, the value of these securities amounted to $96,416 or 0.0% of net assets.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2017 is as follows:

Fund	Value at March 31, 2016	Gross Purchases	Gross Sales	Shares Held at March 31, 2017	Value at March 31, 2017	Dividend Income Earned in the Year Ended March 31, 2017	Net Realized Gain (Loss) in the Year Ended March 31, 2017
DoubleLine Floating Rate Fund	$21,755,488	$19,900,000	$(42,099,483)	—	$—	$927,291	$(340,904)
DoubleLine Global Bond Fund	—	27,550,000	—	2,740,782	27,517,456	13,991	—

	$21,755,488	$47,450,000	$(42,099,483)	2,740,782	$27,517,456	$941,282	$(340,904)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	89

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 74.4%

BRAZIL 2.7%
3,000,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	3,022,500
4,500,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	4,528,125
1,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,050,000
1,000,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	45,000
750,000	Petrobras Global Finance B.V.	6.13%		01/17/2022	788,250

					9,433,875

CHILE 10.0%
1,901,000	AES Gener S.A.	5.25%		08/15/2021	2,011,694
8,000,000	Banco del Estado de Chile	3.88%		02/08/2022	8,309,874
3,000,000	Banco Santander	1.91%	#	04/11/2017	3,000,577
2,000,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	2,206,099
2,623,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	2,779,507
1,000,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	1,049,640
1,000,000	Colbun S.A.	6.00%		01/21/2020	1,086,316
575,000	E.CL S.A.	5.63%		01/15/2021	624,180
3,614,945	Guanay Finance Ltd.	6.00%		12/15/2020	3,727,912
3,000,000	Inversiones CMPC S.A.	4.75%		01/19/2018	3,045,394
3,700,000	Inversiones CMPC S.A.	4.50%		04/25/2022	3,825,058
3,195,000	Telefonica Chile S.A.	3.88%		10/12/2022	3,258,954

					34,925,205

CHINA 8.3%
5,835,000	CNOOC Finance Ltd.	2.63%		05/05/2020	5,819,299
1,800,000	CNOOC Finance Ltd.	3.88%		05/02/2022	1,859,634
5,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	5,053,489
3,000,000	CNPC General Capital Ltd.	3.95%		04/19/2022	3,122,443
1,700,000	Sinopec Group Overseas Development Ltd.	2.13%		05/03/2019	1,693,263
4,041,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	4,025,277
1,500,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	1,441,944
6,000,000	Tencent Holdings Ltd.	2.88%		02/11/2020	6,063,809

					29,079,158

COLOMBIA 2.5%
1,200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	1,195,200
4,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	4,494,400
3,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,097,500

					8,787,100

COSTA RICA 2.0%
2,000,000	Banco de Costa Rica	5.25%		08/12/2018	2,036,620
1,200,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,217,376
1,000,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	1,018,750
2,500,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,643,550

					6,916,296

GUATEMALA 0.9%
2,500,000	Agromercantil Senior Trust	6.25%		04/10/2019	2,593,750

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
500,000	Bantrab Senior Trust	9.00%		11/14/2020	467,500

					3,061,250

HONG KONG 0.3%
1,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	1,005,700

					1,005,700

INDIA 11.2%
7,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	7,054,517
3,950,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	4,213,860
3,000,000	Export-Import Bank of India	3.13%		07/20/2021	3,026,478
5,600,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	6,151,634
4,595,000	Oil India Ltd.	3.88%		04/17/2019	4,714,957
5,000,000	ONGC Videsh Ltd.	3.25%		07/15/2019	5,078,750
2,700,000	ONGC Videsh Ltd.	2.88%		01/27/2022	2,647,393
6,000,000	Reliance Holdings, Inc.	4.50%		10/19/2020	6,367,020

					39,254,609

ISRAEL 3.0%
6,200,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	6,432,500
4,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	4,164,000

					10,596,500

JAMAICA 0.8%
1,500,000	Digicel Ltd.	7.00%		02/15/2020	1,447,500
1,500,000	Digicel Ltd.	8.25%		09/30/2020	1,295,055

					2,742,555

MALAYSIA 5.7%
6,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	6,150,342
1,500,000	IOI Investment BHD	4.38%		06/27/2022	1,551,372
4,000,000	Malayan Banking BHD	3.25%	#	09/20/2022	4,014,600
1,500,000	Petronas Capital Ltd.	3.13%		03/18/2022	1,513,887
6,700,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	6,758,069

					19,988,270

MEXICO 12.0%
6,500,000	America Movil SAB de C.V.	3.13%		07/16/2022	6,564,125
8,000,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	7,860,000
7,000,000	Banco Santander	5.95%	#	01/30/2024	7,262,500
6,670,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	6,670,000
7,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	7,358,750
2,700,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,808,000
1,500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,329,375
400,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	400,000
1,500,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	1,481,250

					41,734,000

PANAMA 3.9%
6,967,692	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	7,472,850
6,019,124	ENA Norte Trust	4.95%		04/25/2023	6,229,793

					13,702,643

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PARAGUAY 0.1%
400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	414,000

					414,000

PERU 3.1%
4,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	4,400,000
600,000	Camposol S.A.	10.50%	^	07/15/2021	634,500
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	206,000
2,000,000	Inkia Energy Ltd.	8.38%		04/04/2021	2,060,000
736,422	Interoceanica Finance Ltd.	0.00%		11/30/2018	722,614
2,270,092	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	2,233,317
700,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	576,044

					10,832,475

QATAR 0.3%
1,081,670	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	1,141,638

					1,141,638

SINGAPORE 5.3%
7,500,000	DBS Group Holdings Ltd.	3.60%	#†	12/29/2049	7,389,053
5,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	5,139,846
2,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	2,040,460
4,000,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	4,018,544

					18,587,903

SOUTH KOREA 2.3%
2,500,000	Kia Motors Corporation	2.63%	^	04/21/2021	2,483,793
1,200,000	Korea Development Bank	2.50%		01/13/2021	1,195,258
4,500,000	Korea Development Bank	2.63%		02/27/2022	4,484,246

					8,163,297

	Total Foreign Corporate Bonds (Cost $261,184,299)				260,366,474

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 16.3%

CHILE 0.5%
1,500,000	Chile Government International Bond	2.25%		10/30/2022	1,473,225
400,000	Chile Government International Bond	3.25%		09/14/2021	414,600

					1,887,825

COSTA RICA 0.8%
2,300,000	Costa Rica Government International Bond	10.00%		08/01/2020	2,706,640

					2,706,640

DOMINICAN REPUBLIC 2.2%
2,994,757	Dominican Republic International Bond	9.04%		01/23/2018	3,104,245
4,000,000	Dominican Republic International Bond	7.50%		05/06/2021	4,430,000

					7,534,245

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
GUATEMALA 0.9%
3,000,000	Guatemala Government Bond	5.75%		06/06/2022	3,299,490

					3,299,490

INDONESIA 2.5%
1,600,000	Indonesia Government International Bond	4.88%		05/05/2021	1,713,734
5,600,000	Indonesia Government International Bond	3.70%		01/08/2022	5,721,044
1,100,000	Indonesia Government International Bond	6.13%		03/15/2019	1,181,180

					8,615,958

MEXICO 2.1%
7,000,000	Mexico Government International Bond	3.50%		01/21/2021	7,276,500

					7,276,500

PANAMA 2.8%
9,000,000	Panama Government International Bond	5.20%		01/30/2020	9,742,500

					9,742,500

POLAND 2.2%
7,000,000	Republic of Poland Government International Bond	5.13%		04/21/2021	7,676,760

					7,676,760

QATAR 2.3%
8,000,000	Qatar Government International Bond	2.38%		06/02/2021	7,920,680

					7,920,680

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $56,580,687)				56,660,598

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.2%

COLOMBIA 0.2%
21,215	Pacific Exploration and Production Corporation*				659,791

	Exchange Traded Funds and Common Stocks (Cost $3,794,240)				659,791

SHORT TERM INVESTMENTS 5.8%
6,791,548	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		6,791,548
6,791,548	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		6,791,548
6,791,548	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		6,791,548

	Total Short Term Investments (Cost $20,374,644)				20,374,644

	Total Investments 96.7% (Cost $341,933,870)				338,061,507
	Other Assets in Excess of Liabilities 3.3%				11,702,958

	NET ASSETS 100.0%				$349,764,465

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	91

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Contd.)	March 31, 2017

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	74.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	16.3%
Short Term Investments	5.8%
Exchange Traded Funds and Common Stocks	0.2%
Other Assets and Liabilities	3.3%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	21.8%
Oil & Gas	19.9%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	16.3%
Transportation	9.1%
Utilities	7.0%
Short Term Investments	5.8%
Telecommunications	5.5%
Pulp & Paper	3.7%
Media	3.6%
Consumer Products	1.8%
Building and Development (including Steel/Metals)	0.8%
Automotive	0.7%
Chemicals/Plastics	0.4%
Conglomerates	0.3%
Construction	0.0%	~
Other Assets and Liabilities	3.3%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	14.1%
India	11.2%
Chile	10.5%
China	8.3%
Panama	6.7%
United States	5.8%
Malaysia	5.7%
Singapore	5.3%
Peru	3.1%
Israel	3.0%
Costa Rica	2.8%
Colombia	2.7%
Brazil	2.7%
Qatar	2.6%
Indonesia	2.5%
South Korea	2.3%
Poland	2.2%
Dominican Republic	2.2%
Guatemala	1.8%
Jamaica	0.8%
Hong Kong	0.3%
Paraguay	0.1%
Other Assets and Liabilities	3.3%

100.0%

†	Perpetual Maturity

#	Variable rate security. Rate disclosed as of March 31, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $13,412,687 or 3.8% of net assets.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of March 31, 2017

~	Represents less than 0.05% of net assets

*	Non-income producing security

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 19.4%
3,850,000	Tennessee Valley Authority	5.38%	04/01/2056	5,031,472
2,700,000	Tennessee Valley Authority	4.63%	09/15/2060	3,090,295
300,000	Tennessee Valley Authority	4.25%	09/15/2065	317,435
1,823,562	United States Treasury Inflation Indexed Bonds	0.13%	07/15/2026	1,780,573
1,050,000	United States Treasury Notes	0.63%	08/31/2017	1,049,015
800,000	United States Treasury Notes	2.50%	02/15/2046	716,875

	Total US Government and Agency Obligations (Cost $12,376,157)			11,985,665

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 79.4%

	Federal Home Loan Mortgage Corporation,
1,652,816	Series 4057-ZB	3.50%	06/15/2042	1,664,885
1,652,816	Series 4057-ZC	3.50%	06/15/2042	1,665,542
1,124,517	Series 4194-ZL	3.00%	04/15/2043	1,045,801
2,513,907	Series 4204-QZ	3.00%	05/15/2043	2,335,056
1,715,040	Series 4206-LZ	3.50%	05/15/2043	1,694,374
633,809	Series 4210-Z	3.00%	05/15/2043	583,696
334,837	Series 4226-GZ	3.00%	07/15/2043	313,135
2,414,235	Series 4390-NZ	3.00%	09/15/2044	2,232,525
2,139,480	Series 4417-PZ	3.00%	12/15/2044	1,962,768
2,855,896	Series 4420-CZ	3.00%	12/15/2044	2,585,269
2,106,813	Series 4440-ZD	2.50%	02/15/2045	1,818,636
1,061,513	Series 4460-KB	3.50%	03/15/2045	1,063,229
2,118,219	Series 4461-LZ	3.00%	03/15/2045	1,922,656

	Federal National Mortgage Association,
2,100,000	Series 2012-128-UC	2.50%	11/25/2042	1,845,107
1,652,816	Series 2012-68-ZA	3.50%	07/25/2042	1,640,763
2,354,298	Series 2012-92-AZ	3.50%	08/25/2042	2,375,351
3,082,895	Series 2013-127-MZ	3.00%	12/25/2043	2,810,137
519,871	Series 2013-66-ZK	3.00%	07/25/2043	444,461
1,710,053	Series 2013-74-ZH	3.50%	07/25/2043	1,703,639
1,255,140	Series 2014-42-BZ	3.00%	07/25/2044	1,150,225
1,500,000	Series 2014-67-HD	3.00%	10/25/2044	1,441,768
904,000	Series 2014-68-TD	3.00%	11/25/2044	865,208
2,501,108	Series 2014-80-DZ	3.00%	12/25/2044	2,292,640

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
918,979	Series 2014-80-KL	2.00%		05/25/2043	711,443
3,153,649	Series 2015-16-ZY	2.50%		04/25/2045	2,640,774
2,775,447	Series 2015-52-GZ	3.00%		07/25/2045	2,508,425

	Government National Mortgage Association,
579,168	Series 2013-180-LO	0.00%	P/O	11/16/2043	482,721
3,316,099	Series 2015-53-EZ	2.00%		04/16/2045	2,488,961
2,925,210	Series 2015-79-VZ	2.50%		05/20/2045	2,486,970
279,844	Series 2016-12-MZ	3.00%		01/20/2046	255,222

	Total US Government / Agency Mortgage Backed Obligations (Cost $49,352,161)				49,031,387

SHORT TERM INVESTMENTS 1.1%
224,878	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		224,878
224,878	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		224,878
224,878	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		224,878

	Total Short Term Investments (Cost $674,634)				674,634

	Total Investments 99.9% (Cost $62,402,952)				61,691,686
	Other Assets in Excess of Liabilities 0.1%				49,494

	NET ASSETS 100.0%				$61,741,180

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	79.4%
US Government and Agency Obligations	19.4%
Short Term Investments	1.1%
Other Assets and Liabilities	0.1%

100.0%

P/O	Principal only security

♦	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	93

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 106.5%
1,790,241	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		1,790,241
1,790,241	Dreyfus Government Cash Management - Institutional Shares	0.66%	♦		1,790,241
11,500,000	United States Treasury Bills	0.00%	‡	04/27/2017	11,494,525
13,000,000	United States Treasury Bills	0.00%	‡	05/04/2017	12,992,408

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,600,000	United States Treasury Bills	0.00%	‡	05/11/2017	2,598,042

	Total Short Term Investments (Cost $30,667,477)				30,665,457

	Total Investments 106.5% (Cost $30,667,477)				30,665,457
	Liabilities in Excess of Other Assets (6.5)%				(1,882,170)

	NET ASSETS 100.0%				$28,783,287

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	106.5%
Other Assets and Liabilities	(6.5)%

100.0%

♦	Seven-day yield as of March 31, 2017

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

‡	All or a portion of this security has been pledged as collateral in connection with swaps.

Excess Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Long Commodity Basket Swap[j]	Bank of America Merrill Lynch	0.20%	50,000	04/03/2017	$(2,100)
Commodity Beta Basket Swap[g]	Bank of America Merrill Lynch	0.23%	30,610,000	04/03/2017	(1,751,147)

					$(1,753,247)

Excess Return Swaps - Short
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Short Commodity Basket Swap[y]	Bank of America Merrill Lynch	0.00%	50,000	04/03/2017	$3,023

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

j	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2017, the constituents with each ticker indicated in parentheses and their weightings were as follows: S&P GSCI 2 Month Forward Cotton Index ER (SG2MCTP) 20.8%, S&P GSCI 2 Month Forward Unleaded Gasoline Index ER (SG2MHUP) 20.5%, S&P GSCI 2 Month Forward Copper Index ER (SG2MICP) 20.3%, S&P GSCI 2 Month Forward Zinc Index ER (SG2MIZP) 20.2%, S&P GSCI 2 Month Forward Sugar Index ER (SG2MSBP) 18.2%.

g	Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2017, the constituents with each ticker indicated in parentheses and their weightings were as follows: Cotton No. 2 Future (CT1) 4.3%, Nickel Future (LN1) 14.2%, Soybean Future (S 1) 18.5%, Electrolytic Copper Future (LP1) 20.6%, Live Cattle Future (LC1) 5.4%, Low Sulphur Gas Oil Future (QS1) 4.9%, Crude Oil Future (CL1) 9.8%, Brent Crude Future (CO1) 10.0%, NY Harbor ULSD Heating Oil Future (HO1) 3.0%, Sugar No. 11 Future (SB1) 4.4%, Gasoline RBOB Future (XB1) 4.9%.

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2017, the constituents with each ticker indicated in parentheses and their weightings were as follows: S&P GSCI 2 Month Forward Coffee Index ER (SG2MKCP) 20.5%, S&P GSCI 2 Month Forward Heating Oil Index ER (SG2MHOP) 20.4%, S&P GSCI 2 Month Forward Corn Index ER (SG2MCNP) 20.3%, S&P GSCI 2 Month Forward Wheat Index ER (SG2MWHP) 19.9%, S&P GSCI 2 Month Forward Kansas Wheat Index ER (SG2MKWP) 18.9%.

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 68.1%

AUSTRALIA 3.8%
20,150,000	AUD	Australia Government Bond	1.75%		11/21/2020	15,247,942
4,500,000	AUD	Australia Government Bond	3.25%		04/21/2025	3,605,824

						18,853,766

BELGIUM 3.5%
2,750,000	EUR	Kingdom of Belgium Government Bond	0.80%	^	06/22/2025	3,003,555
13,100,000	EUR	Kingdom of Belgium Government Bond	1.00%	^	06/22/2026	14,396,905

						17,400,460

CANADA 1.6%
6,700,000	CAD	Canadian Government Bond	2.75%		06/01/2022	5,433,608
3,240,000	CAD	Canadian Government Bond	2.25%		06/01/2025	2,570,097

						8,003,705

CZECH REPUBLIC 4.5%
300,000,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	11,860,860
200,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	10,834,605

						22,695,465

GERMANY 3.0%
6,500,000	EUR	Bundesrepublik Deutschland	0.50%		02/15/2026	7,142,262
7,700,000	EUR	Bundesrepublik Deutschland	0.00%		08/15/2026	8,021,363

						15,163,625

HUNGARY 3.4%
3,100,000,000	HUF	Hungary Government Bond	3.50%		06/24/2020	11,608,508
1,250,000,000	HUF	Hungary Government Bond	6.00%		11/24/2023	5,235,872

						16,844,380

IRELAND 5.1%
8,925,000	EUR	Ireland Government Bond	5.40%		03/13/2025	12,943,859
11,800,000	EUR	Ireland Government Bond	1.00%		05/15/2026	12,610,030

						25,553,889

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ISRAEL 2.7%
17,950,000	ILS	Israel Government Bond	4.25%		03/31/2023	5,787,357
27,925,000	ILS	Israel Government Bond	1.75%		08/31/2025	7,691,420

						13,478,777

JAPAN 19.6%
700,000,000	JPY	Japan Government Ten Year Bond	0.60%		06/20/2024	6,579,736
1,210,000,000	JPY	Japan Government Ten Year Bond	0.40%		06/20/2025	11,222,122
1,287,500,000	JPY	Japan Government Ten Year Bond	0.40%		09/20/2025	11,943,347
1,650,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2026	14,880,753
1,000,000,000	JPY	Japan Government Twenty Year Bond	2.20%		09/20/2027	10,962,822
850,000,000	JPY	Japan Government Twenty Year Bond	2.10%		12/20/2027	9,267,252
875,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	9,182,572
1,300,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	13,217,262
1,075,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	10,743,029

						97,998,895

MEXICO 1.9%
185,000,000	MXN	Mexican Bonos	6.50%		06/09/2022	9,708,467

						9,708,467

NEW ZEALAND 3.3%
18,400,000	NZD	New Zealand Government Bond	3.00%		04/15/2020	13,147,900
3,875,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	3,123,959

						16,271,859

PERU 1.2%
18,500,000	PEN	Peruvian Government International Bond - GDN	7.84%	^	08/12/2020	6,256,030

						6,256,030

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	95

Schedule of Investments DoubleLine Global Bond Fund (Cont.)	March 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
POLAND 4.1%
50,350,000	PLN	Republic of Poland Government Bond	1.50%		04/25/2020	12,398,007
31,250,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	7,865,493

						20,263,500

PORTUGAL 4.3%
13,000,000	EUR	Portugal Obrigacoes do Tesouro OT	2.20%	^	10/17/2022	13,837,418
2,400,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	^	10/15/2025	2,467,024
4,500,000	EUR	Portugal Obrigacoes do Tesouro OT	4.95%	^	10/25/2023	5,381,547

						21,685,989

SOUTH AFRICA 0.7%
45,000,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	3,271,110

						3,271,110

SPAIN 5.4%
11,400,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	15,340,065
9,700,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	11,529,007

						26,869,072

		Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $340,008,464)				340,318,989

US GOVERNMENT AND AGENCY OBLIGATIONS 26.5%

UNITED STATES 26.5%
2,840,562	USD	United States Treasury Inflation Indexed Bonds	0.13%		01/15/2023	2,841,164
5,875,922	USD	United States Treasury Inflation Indexed Bonds	0.13%		07/15/2026	5,737,403
11,800,000	USD	United States Treasury Notes	0.75%		04/30/2018	11,755,986
6,000,000	USD	United States Treasury Notes	1.38%		04/30/2020	5,968,128
7,250,000	USD	United States Treasury Notes	1.63%		06/30/2020	7,256,511

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,000,000	USD	United States Treasury Notes	1.38%		08/31/2020	6,935,740
6,750,000	USD	United States Treasury Notes	1.50%		01/31/2022	6,617,376
7,500,000	USD	United States Treasury Notes	1.75%		04/30/2022	7,423,245
9,000,000	USD	United States Treasury Notes	1.88%		08/31/2022	8,931,096
6,000,000	USD	United States Treasury Notes	2.00%		11/30/2022	5,977,500
6,500,000	USD	United States Treasury Notes	2.50%		05/15/2024	6,615,654
6,000,000	USD	United States Treasury Notes	2.38%		08/15/2024	6,047,460
10,000,000	USD	United States Treasury Notes	2.00%		02/15/2025	9,778,120
10,000,000	USD	United States Treasury Notes	2.00%		08/15/2025	9,737,300
11,400,000	USD	United States Treasury Notes	1.63%		02/15/2026	10,718,896
11,500,000	USD	United States Treasury Notes	2.00%		11/15/2026	11,108,505
9,100,000	USD	United States Treasury Notes	2.88%		05/15/2043	8,860,233

						132,310,317

		Total US Government and Agency Obligations (Cost $133,787,446)				132,310,317

SHORT TERM INVESTMENTS 3.7%
6,131,544		BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		6,131,544
6,131,544		Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		6,131,544
6,131,544		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		6,131,544

		Total Short Term Investments (Cost $18,394,632)				18,394,632

		Total Investments 98.3% (Cost $492,190,542)				491,023,938
		Other Assets in Excess of Liabilities 1.7%				8,362,435

		NET ASSETS 100.0%				$499,386,373

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	68.1%
US Government and Agency Obligations	26.5%
Short Term Investments	3.7%
Other Assets and Liabilities	1.7%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	30.2%
Japan	19.6%
Spain	5.4%
Ireland	5.1%
Czech Republic	4.5%
Portugal	4.3%
Poland	4.1%
Australia	3.8%
Belgium	3.5%
Hungary	3.4%
New Zealand	3.3%
Germany	3.0%
Israel	2.7%
Mexico	1.9%
Canada	1.6%
Peru	1.2%
South Africa	0.7%
Other Assets and Liabilities	1.7%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $72,211,551 or 14.5% of net assets.

GDN	Global Depositary Note

♦	Seven-day yield as of March 31, 2017

AUD	Australian Dollar

EUR	Euro

CZK	Czech Republic Koruna

CAD	Canadian Dollar

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

ZAR	South African Rand

USD	US Dollar

Forward Currency Exchange Contracts
Settlement Date	Currency to be Delivered		U.S. Value	Currency to be Received		U.S. Value	Counterparty	Unrealized Appreciation (Depreciation)
04/06/2017	22,125,000	New Zealand Dollar	$15,507,241	15,617,263	United States Dollar	$15,617,263	JP Morgan Securities LLC	$110,022
04/06/2017	15,456,282	United States Dollar	15,456,282	22,125,000	New Zealand Dollar	15,507,241	JP Morgan Securities LLC	50,959
04/06/2017	17,608,020	United States Dollar	17,608,020	22,950,000	Australian Dollar	17,531,970	JP Morgan Securities LLC	(76,050)
04/06/2017	22,950,000	Australian Dollar	17,531,970	17,372,347	United States Dollar	17,372,347	JP Morgan Securities LLC	(159,623)
04/06/2017	16,499,972	United States Dollar	16,499,972	1,867,500,000	Japanese Yen	16,777,684	Morgan Stanley	277,712
04/06/2017	1,867,500,000	Japanese Yen	16,777,684	16,331,464	United States Dollar	16,331,464	Morgan Stanley	(446,220)
04/13/2017	23,512,282	United States Dollar	23,512,282	2,690,000,000	Japanese Yen	24,174,088	Morgan Stanley	661,806
04/13/2017	2,690,000,000	Japanese Yen	24,174,088	23,482,090	United States Dollar	23,482,090	Morgan Stanley	(691,998)

			$147,067,539			$146,794,147		$(273,392)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	97

Schedule of Investments DoubleLine Infrastructure Income Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 35.0%

	Blackbird Capital Aircraft Lease Securitization Ltd.,
6,432,292	Series 2016-1A-B	5.68%	#^	12/16/2041	6,550,845

	CAL Funding II Ltd.,
2,328,000	Series 2013-1A-A	3.35%	^	03/27/2028	2,272,747

	Castlelake Aircraft Securitization Trust,
2,489,492	Series 2015-1A-A	4.70%	^	12/15/2040	2,540,109
9,980,114	Series 2016-1-A	4.45%		08/15/2041	10,123,358

	CLI Funding LLC,
274,480	Series 2013-1A-NOTE	2.83%	^	03/18/2028	264,096
2,062,433	Series 2013-2A-NOTE	3.22%	^	06/18/2028	1,990,717
997,347	Series 2014-1A-A	3.29%	^	06/18/2029	974,446
5,113,414	Series 2014-2A-A	3.38%	^	10/18/2029	5,017,154

	Eagle Ltd.,
1,750,000	Series 2014-1A-A1	2.57%	^	12/15/2039	1,739,770

	ECAF Ltd.,
2,983,735	Series 2015-1A-A1	3.47%	^	06/15/2040	2,949,168

	Element Rail Leasing LLC,
2,050,000	Series 2014-1A-A2	3.67%	^	04/19/2044	2,017,354
7,065,349	Series 2016-1A-A2	5.05%	^	03/19/2046	7,257,252

	Falcon Aerospace Ltd.,
14,916,000	Series 2017-1-A	4.58%		02/15/2042	15,149,764

	Global SC Finance SRL,
3,345,833	Series 2013-1A-A	2.98%	^	04/17/2028	3,259,806
92,120	Series 2013-2A-A	3.67%	^	11/17/2028	90,865
4,007,667	Series 2014-1A-A1	3.19%	^	07/17/2029	3,905,094

	Harbour Aircraft Investments Ltd.,
5,689,740	Series 2016-1-A	4.70%		07/15/2041	5,744,362

	HERO Funding Trust,
81,088	Series 2015-2A-A	3.99%	^	09/20/2040	83,405
2,254,133	Series 2016-3A-A2	3.91%	^	09/20/2042	2,296,761
4,874,400	Series 2016-4A-A2	4.29%	^	09/20/2047	5,044,039

	InSite Issuer LLC,
2,250,000	Series 2016-1A-B	4.56%	^	11/15/2046	2,206,829

	Mosaic Solar Loans LLC,
15,411,562	Series 2017-1A-A	4.45%	^	06/20/2042	15,496,061

	NP SPE II LLC,
231,566	Series 2016-1A-A1	4.16%	^	04/20/2046	231,968

	Shenton Aircraft Investment Ltd.,
280,402	Series 2015-1A-A	4.75%	^	10/15/2042	286,363

	TAL Advantage LLC,
233,333	Series 2013-2A-A	3.55%	^	11/20/2038	229,551
762,217	Series 2014-1A-A	3.51%	^	02/22/2039	748,082
1,141,250	Series 2014-1A-B	4.10%	^	02/22/2039	1,088,966
22,150,000	Series 2017-1A-A	4.50%	^	04/21/2042	22,418,704

	Textainer Marine Containers Ltd.,
916,500	Series 2013-1A-A	3.90%	^	09/20/2038	913,198
9,941,750	Series 2014-1A-A	3.27%	^	10/20/2039	9,726,497

	Trinity Rail Leasing LLC,
4,371,317	Series 2010-1A-A	5.19%	^	10/16/2040	4,501,462

	Total Asset Backed Obligations (Cost $136,160,336)				137,118,793

FOREIGN CORPORATE BONDS 25.8%
2,145,485	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	2,306,396
6,171,385	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	6,618,810
10,500,000	APT Pipelines Ltd.	4.25%	^	07/15/2027	10,609,168
771,000	Canadian Pacific Railway Company	2.90%		02/01/2025	757,246
3,150,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	3,352,781

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,652,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	^	01/25/2047	11,175,546
10,336,192	Energia Eolica S.A.	6.00%		¥08/30/2034	10,439,554
3,174,588	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,269,826
235,504	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	242,569
4,000,000	Fideicomiso P.A. Costera	6.75%	^¥	01/15/2034	4,130,000
1,906,000	GNL Quintero S.A.	4.63%		07/31/2029	1,953,650
3,568,668	Interoceanica Finance Ltd.	0.00%	^	11/30/2025	2,917,386
8,207,944	Interoceanica Finance Ltd.	0.00%		11/30/2025	6,709,994
3,640,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	3,832,920
6,500,000	Lima Metro Line 2 Finance Ltd.	5.88%	^	07/05/2034	6,938,750
1,450,000	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	1,547,875
13,050,000	Mexico City Airport Trust	4.25%	^	10/31/2026	13,262,062
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	4,138,742
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	2,433,141
840,000	Transelec S.A.	4.63%	^	07/26/2023	882,786
500,000	Transelec S.A.	4.25%	^	01/14/2025	512,313
3,500,000	Transelec S.A.	3.88%	^	01/12/2029	3,403,750

	Total Foreign Corporate Bonds (Cost $100,943,801)				101,435,265

US CORPORATE BONDS 31.7%
3,865,000	Ameren Corporation	3.65%		02/15/2026	3,912,165
6,860,000	American Electric Power Company, Inc.	2.95%		12/15/2022	6,902,628
11,250,000	American Tower Corporation	4.40%		02/15/2026	11,657,531
700,000	American Tower Corporation	3.38%		10/15/2026	668,676
474,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	522,259
7,515,000	American Water Capital Corporation	3.40%		03/01/2025	7,716,733
2,500,000	Commonwealth Edison Company	4.35%		11/15/2045	2,612,193
2,500,000	Connecticut Light & Power Company	3.20%		03/15/2027	2,515,768
3,557,000	Crown Castle International Corporation	3.70%		06/15/2026	3,497,022
175,000	DTE Energy Company	2.85%		10/01/2026	164,060
8,000,000	DTE Energy Company	3.80%		03/15/2027	8,128,248
6,250,000	Duke Energy Corporation	3.20%		01/15/2027	6,289,094
135,000	Eversource Energy	2.80%		05/01/2023	133,817
7,266,000	Exelon Corporation	3.40%		04/15/2026	7,159,321
8,200,000	Great Plains Energy, Inc.	3.90%		04/01/2027	8,284,066
7,000,000	ITC Holdings Corporation	3.25%		06/30/2026	6,812,785
3,730,000	Metropolitan Edison Company	4.00%	^	04/15/2025	3,767,296
7,069,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	7,173,105

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000	Oglethorpe Power Corporation	4.25%		04/01/2046	94,702
2,650,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	2,629,354
245,000	SBA Tower Trust	2.24%	^	04/16/2018	245,094
2,500,000	SBA Tower Trust	2.88%	^	07/15/2021	2,488,400
7,350,000	Sierra Pacific Power Company	2.60%		05/01/2026	7,051,450
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	7,017,652
2,000,000	Union Pacific Corporation	2.75%		03/01/2026	1,952,766
3,450,000	Union Pacific Corporation	3.00%		04/15/2027	3,412,205
5,300,000	Virginia Electric & Power Company	3.50%		03/15/2027	5,419,457
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	6,436,983

	Total US Corporate Bonds (Cost $125,825,397)				124,664,830

EXCHANGE TRADED FUNDS AND COMMON STOCKS 6.0%
100,400	iShares iBoxx Investment Grade Corporate Bond ETF				11,838,164
137,600	Vanguard Intermediate-Term Corporate Bond ETF				11,885,888

	Exchange Traded Funds and Common Stocks (Cost $23,567,505)				23,724,052

SHORT TERM INVESTMENTS 6.5%
8,515,420	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		8,515,420
8,515,420	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		8,515,420
8,515,420	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		8,515,420

	Total Short Term Investments (Cost $25,546,260)				25,546,260

	Total Investments 105.0% (Cost $412,043,299)				412,489,200
	Liabilities in Excess of Other Assets (5.0)%				(19,806,026)

	NET ASSETS 100.0%				$392,683,174

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	35.0%
US Corporate Bonds	31.7%
Foreign Corporate Bonds	25.8%
Short Term Investments	6.5%
Exchange Traded Funds and Common Stocks	6.0%
Other Assets and Liabilities	(5.0)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	35.0%
Utilities	26.6%
Transportation	16.8%
Energy	7.1%
Short Term Investments	6.5%
Exchange Traded Funds and Common Stock	6.0%
Telecommunications	4.8%
Oil & Gas	2.2%
Other Assets and Liabilities	(5.0)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	81.9%
Peru	7.8%
Chile	4.6%
Mexico	4.3%
Israel	1.8%
Panama	1.7%
Australia	1.7%
Colombia	1.0%
Canada	0.2%
Other Assets and Liabilities	(5.0)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2017.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $183,983,529 or 46.9% of net assets.
¥	Illiquid security. At March 31, 2017, the value of these securities amounted to $14,569,554 or 3.7% of net assets.
♦	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	99

Schedule of Investments DoubleLine Ultra Short Bond Fund	March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 23.9%
250,000	Australia and New Zealand Banking Group Ltd.	1.82%	#^	09/23/2019	251,847
450,000	Westpac Banking Corporation	1.61%	#	08/19/2019	451,874
450,000	Bank of Montreal	1.65%	#	07/31/2018	451,666
155,000	Royal Bank of Canada	1.86%	#	03/22/2018	155,274
450,000	Nissan Motor Acceptance Corporation	2.12%	#^	03/08/2019	454,515
250,000	Sumitomo Mitsui Banking Corporation	1.56%	#	01/11/2019	250,238

	Total Foreign Corporate Bonds (Cost $2,012,132)				2,015,414

US CORPORATE BONDS 24.4%
250,000	American Express Credit Corporation	1.65%	#	07/31/2018	251,097
250,000	BB&T Corporation	1.70%	#	06/15/2020	250,434
350,000	Caterpillar Financial Services Corporation	1.44%	#	03/22/2019	350,049
350,000	JP Morgan Chase & Company	1.59%	#	04/25/2018	351,502
400,000	Philip Morris International, Inc.	1.47%	#	02/21/2020	402,024
450,000	Toyota Motor Credit Corporation	1.41%	#	01/17/2019	451,596

	Total US Corporate Bonds (Cost $2,052,768)				2,056,702

SHORT TERM INVESTMENTS 52.0%

COMMERCIAL PAPER 25.6%
250,000	Canadian National Railway Company	0.00%	^	04/20/2017	249,880
305,000	Commonwealth Bank of Australia	0.00%	^	04/03/2017	304,979
250,000	GE Capital Treasury Services LLC	0.00%		12/18/2017	247,832
250,000	Mitsubishi Corporation	0.00%		05/25/2017	249,609
250,000	National Rural Utilities Cooperative Finance Corporation	0.00%		04/19/2017	249,886
250,000	Pfizer, Inc.	0.00%	^	07/05/2017	249,373
250,000	Simon Property Group LP	0.00%	^	05/08/2017	249,763
350,000	Wal-Mart Stores, Inc.	0.00%	^	04/03/2017	349,978

					2,151,300

MONEY MARKET FUNDS 2.7%
75,516	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		75,516
75,516	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		75,516
75,516	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		75,516

					226,548

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
US TREASURY BILLS 23.7%
500,000	United States Treasury Bills	0.00%	04/27/2017	499,762
250,000	United States Treasury Bills	0.00%	06/01/2017	249,718
500,000	United States Treasury Bills	0.00%	07/13/2017	498,943
350,000	United States Treasury Bills	0.00%	08/03/2017	349,088
400,000	United States Treasury Bills	0.00%	09/14/2017	398,460

				1,995,971

	Total Short Term Investments (Cost $4,374,066)			4,373,819

	Total Investments 100.3% (Cost $8,438,966)			8,445,935
	Liabilities in Excess of Other Assets (0.3)%			(27,647)

	NET ASSETS 100.0%			$8,418,288

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	52.0%
US Corporate Bonds	24.4%
Foreign Corporate Bonds	23.9%
Other Assets and Liabilities	(0.3)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	35.3%
US Treasury Bills	23.7%
Automotive	10.8%
Beverage and Tobacco	4.8%
Retailers (other than Food/Drug)	4.2%
Construction	4.1%
Real Estate	3.0%
Utilities	3.0%
Transportation	2.9%
Finance	2.9%
Pharmaceuticals	2.9%
Money Market Funds	2.7%
Other Assets and Liabilities	(0.3)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	72.1%
Australia	12.0%
Canada	10.2%
Japan	6.0%
Other Assets and Liabilities	(0.3)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $2,110,335 or 25.1% of net assets.

♦	Seven-day yield as of March 31, 2017

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 12.5%

	Arcadia Receivables Credit Trust,
470,553	Series 2017-1-A	3.25%	^	06/15/2023	472,272

	Citi Held For Asset Issuance,
381,320	Series 2016-PM1-A	4.65%	^	04/15/2025	386,476

	DRB Prime Student Loan Trust,
163,535	Series 2015-B-A3	2.54%	^	04/27/2026	163,713

	Global SC Finance SRL,
341,000	Series 2014-1A-A1	3.19%	^	07/17/2029	332,272

	Kabbage Asset Securitization LLC,
500,000	Series 2017-1-A	4.57%	^	03/15/2022	513,134

	OneMain Financial Issuance Trust,
500,000	Series 2015-2A-A	2.57%	^	07/18/2025	501,644

	SoFi Consumer Loan Program Trust,
250,000	Series 2017-2-A	3.28%	^	02/25/2026	250,313

	SpringCastle America Funding LLC,
434,579	Series 2016-AA-A	3.05%	^	04/25/2029	438,121

	TAL Advantage LLC,
300,000	Series 2017-1A-A	4.50%	^	04/21/2042	303,639

	Westlake Automobile Receivables Trust,
500,000	Series 2017-1A-C	2.70%	#^	10/17/2022	501,354

	Total Asset Backed Obligations (Cost $3,839,737)				3,862,938

FOREIGN CORPORATE BONDS 4.1%
140,000	AstraZeneca PLC	1.75%		11/16/2018	140,072
90,000	Bank of Montreal	2.10%		12/12/2019	90,435
175,000	BP Capital Markets PLC	1.68%		05/03/2019	174,176
150,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	150,148
150,000	Medtronic Global Holdings SCA	1.70%		03/28/2019	149,970
165,000	Orange S.A.	2.75%		02/06/2019	166,997
160,000	Royal Bank of Canada	1.50%		07/29/2019	158,399
55,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	54,594
35,000	Teva Pharmaceutical Finance Netherlands B.V.	1.70%		07/19/2019	34,617
80,000	Toronto Dominion Bank	1.75%		07/23/2018	80,192
55,000	Westpac Banking Corporation	1.60%		08/19/2019	54,427

	Total Foreign Corporate Bonds (Cost $1,253,461)				1,254,027

US CORPORATE BONDS 21.9%
145,000	AbbVie, Inc.	1.80%		05/14/2018	145,196
140,000	Amazon.com, Inc.	2.60%		12/05/2019	142,853
95,000	American Express Credit Corporation	2.25%		08/15/2019	95,773
10,000	American Express Credit Corporation	2.20%		03/03/2020	10,032
205,000	American Honda Finance Corporation	1.20%		07/12/2019	202,290
105,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	105,191
40,000	Apple, Inc.	1.90%		02/07/2020	40,122
175,000	Bank of America Corporation	2.00%		01/11/2018	175,482
25,000	BB&T Corporation	2.25%		02/01/2019	25,176
125,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	123,835
20,000	Boston Properties LP	5.88%		10/15/2019	21,654
15,000	Broadcom Corporation	2.38%	^	01/15/2020	15,007
180,000	Capital One Financial Corporation	2.45%		04/24/2019	181,109
165,000	Cardinal Health, Inc.	1.95%		06/15/2018	165,546

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
60,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	60,028
155,000	Celgene Corporation	2.13%		08/15/2018	155,779
30,000	Chevron Corporation	1.56%		05/16/2019	29,908
25,000	Chevron Corporation	1.99%		03/03/2020	25,039
80,000	Cisco Systems, Inc.	1.40%		09/20/2019	79,374
175,000	Citigroup, Inc.	2.05%		12/07/2018	175,379
230,000	Comcast Corporation	5.15%		03/01/2020	250,614
35,000	Consolidated Edison, Inc.	2.00%		03/15/2020	34,971
240,000	CVS Health Corporation	1.90%		07/20/2018	240,531
250,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	249,924
105,000	Duke Energy Corporation	1.85%		01/15/2020	104,952
245,000	Express Scripts Holding Company	2.25%		06/15/2019	245,424
165,000	General Mills, Inc.	2.20%		10/21/2019	166,105
75,000	General Motors Financial Company, Inc.	3.15%		01/15/2020	76,326
145,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	145,164
90,000	Hewlett Packard Enterprise Company	3.60%		10/15/2020	92,568
75,000	John Deere Capital Corporation	1.95%		01/08/2019	75,428
145,000	JP Morgan Chase & Company	2.25%		01/23/2020	145,517
190,000	Kinder Morgan, Inc.	3.05%		12/01/2019	193,298
190,000	Kraft Heinz Foods Company	2.00%		07/02/2018	190,510
145,000	Kroger Company	6.15%		01/15/2020	159,991
75,000	Laboratory Corporation	2.50%		11/01/2018	75,677
75,000	McKesson Corporation	2.28%		03/15/2019	75,454
85,000	Medtronic, Inc.	1.50%		03/15/2018	85,030
20,000	Microsoft Corporation	1.85%		02/06/2020	20,051
20,000	Molson Coors Brewing Company	1.45%		07/15/2019	19,750
300,000	Morgan Stanley	2.45%		02/01/2019	302,893
35,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	34,980
7,000	Newell Brands, Inc.	2.60%		03/29/2019	7,089
35,000	Oracle Corporation	2.25%		10/08/2019	35,438
60,000	PepsiCo, Inc.	2.15%		10/14/2020	60,365
95,000	Philip Morris International, Inc.	5.65%		05/16/2018	99,298
60,000	PNC Funding Corporation	4.38%		08/11/2020	63,957
50,000	Prudential Financial, Inc.	7.38%		06/15/2019	55,770
110,000	Reynolds American, Inc.	3.25%		06/12/2020	112,938
65,000	Shell International Finance B.V.	1.38%		05/10/2019	64,438
255,000	Simon Property Group LP	2.20%		02/01/2019	256,582
170,000	Southern Company	1.85%		07/01/2019	169,152
60,000	Synchrony Financial	3.00%		08/15/2019	60,964
70,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	70,271
90,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	91,528
50,000	Toyota Motor Credit Corporation	1.70%		02/19/2019	50,102
250,000	United Technologies Corporation	1.50%		11/01/2019	248,341
76,000	Verizon Communications, Inc.	2.95%	^	03/15/2022	75,754
125,000	WellPoint, Inc.	2.30%		07/15/2018	125,589
155,000	Wells Fargo & Company	1.50%		01/16/2018	154,740

	Total US Corporate Bonds (Cost $6,761,261)				6,762,247

US GOVERNMENT AND AGENCY OBLIGATIONS 39.1%
1,950,000	United States Treasury Notes	0.88%		11/30/2017	1,948,742
2,190,000	United States Treasury Notes	1.00%		12/31/2017	2,189,829
1,950,000	United States Treasury Notes	0.75%		01/31/2018	1,945,429

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	101

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
980,000	United States Treasury Notes	1.00%		03/15/2018	979,330
1,590,000	United States Treasury Notes	0.75%		10/31/2018	1,578,913
1,090,000	United States Treasury Notes	1.63%		06/30/2019	1,097,110
1,730,000	United States Treasury Notes	0.88%		09/15/2019	1,708,714
610,000	United States Treasury Notes	1.63%		06/30/2020	610,548

	Total US Government and Agency Obligations (Cost $12,053,038)				12,058,615

SHORT TERM INVESTMENTS 28.6%
2,949,207	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		2,949,207
2,949,207	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		2,949,207
2,949,207	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		2,949,207

	Total Short Term Investments (Cost $8,847,621)				8,847,621

	Total Investments 106.2% (Cost $32,755,118)				32,785,448
	Liabilities in Excess of Other Assets (6.2)%				(1,902,442)

	NET ASSETS 100.0%				$30,883,006

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	39.1%
Short Term Investments	28.6%
US Corporate Bonds	21.9%
Asset Backed Obligations	12.5%
Foreign Corporate Bonds	4.1%
Other Assets and Liabilities	(6.2)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	39.1%
Short Term Investments	28.6%
Asset Backed Obligations	12.5%
Banking	6.0%
Healthcare	2.7%
Automotive	1.6%
Pharmaceuticals	1.5%
Food/Drug Retailers	1.3%
Beverage and Tobacco	1.3%
Finance	1.2%
Food Products	1.2%
Telecommunications	1.0%
Utilities	1.0%
Real Estate	0.9%
Energy	0.8%
Media	0.8%
Aerospace & Defense	0.8%
Oil & Gas	0.8%
Insurance	0.7%
Technology	0.7%
Biotechnology	0.5%
Business Equipment and Services	0.5%
Construction	0.5%
Electronics/Electric	0.2%
Consumer Products	0.0%	~
Other Assets and Liabilities	(6.2)%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	102.1%
Canada	1.1%
United Kingdom	1.0%
Australia	0.7%
France	0.5%
Luxembourg	0.5%
Ireland	0.2%
Netherlands	0.1%
Other Assets and Liabilities	(6.2)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $4,445,299 or 14.4% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2017.

♦	Seven-day yield as of March 31, 2017

~	Represents less than 0.05% of net assets

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount		Termination Date	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	0.20%	8,400,000	Euro	04/28/2017	$8,997
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	0.20%	5,000,000	Euro	03/29/2018	138,643
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	0.20%	15,000,000	Euro	04/26/2018	—

						$147,640

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At March 31, 2017, the four sector constituents with each index ticker indicated in parentheses and their weightings were as follows: MSCI Europe Utilities Net Return EUR Index (M7EU0UT) 25.6%, MSCI Europe Consumer Staples Net Return EUR Index (M7EU0CS) 25.1%, MSCI Europe Materials Net Return EUR Index (M7EU0MT) 24.8%, MSCI Europe Energy Net Return EUR Index (M7EU0EN) 24.5%.

Forward Currency Exchange Contracts
Settlement Date	Currency to be Delivered		U.S. Value	Currency to be Received		U.S. Value	Counterparty	Unrealized Appreciation (Depreciation)
04/04/2017	28,097,986	United States Dollar	$28,097,986	26,400,000	Euro	$28,168,331	Barclays Capital, Inc.	$70,345
04/04/2017	26,400,000	Euro	28,168,327	28,151,451	United States Dollar	28,151,451	Barclays Capital, Inc.	(16,876)
05/02/2017	30,397,576	United States Dollar	30,397,576	28,400,000	Euro	30,340,994	Barclays Capital, Inc.	(56,582)

			$86,663,889			$86,660,776		$(3,113)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	103

Statements of Assets and Liabilities	March 31, 2017

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$50,548,288,335	$7,117,015,910	$987,312,251	$75,776,860	$4,078,139,282	$412,780,561
Investments in Affiliated Securities, at Value*	—	805,771,067	—	43,334,035	49,250,000	—
Short Term Investments*	3,854,762,933	236,040,231	24,268,013	39,683,804	363,901,233	60,035,944
Foreign Currency, at Value*	—	—	—	817,992	—	—
Interest and Dividends Receivable	175,782,604	41,453,497	12,475,813	507,302	19,056,729	2,328,310
Receivable for Fund Shares Sold	135,904,666	38,821,087	3,191,150	348,635	18,221,016	3,055,211
Receivable for Investments Sold	815,028	62,029,150	20,726,013	56,174	14,871,992	37,596,611
Prepaid Expenses and Other Assets	493,316	157,383	15,379	25,540	76,576	37,078
Unrealized Appreciation on Swaps	—	—	—	7,155,847	—	—
Deposit at Broker for Futures	—	—	—	2,223,559	—	—
Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	47,872	—	—
Due from Advisor	—	—	—	—	—	—
Total Assets	54,716,046,882	8,301,288,325	1,047,988,619	169,977,620	4,543,516,828	515,833,715

LIABILITIES
Payable for Investments Purchased	201,245,145	126,076,058	38,150,262	126,601	178,453,158	86,127,727
Payable for Fund Shares Redeemed	80,625,296	56,025,974	1,081,630	431,699	63,984,674	738,782
Distribution Payable	47,294,342	5,653,480	557,944	227,113	1,472,418	579,388
Investment Advisory Fees Payable	18,436,541	2,387,944	615,860	126,063	1,224,466	176,113
Transfer Agent Expenses Payable	6,240,121	638,663	254,724	44,646	348,527	54,189
Distribution Fees Payable	4,153,878	403,661	74,864	45,124	723,589	41,803
Administration, Fund Accounting and Custodian Fees Payable	1,880,873	323,668	40,470	15,423	198,204	32,742
Accrued Expenses	1,166,329	70,460	52,246	2,492	70,597	14,194
Registration Fees Payable	622,204	65,732	10,312	1,435	37,233	14,409
Professional Fees Payable	388,089	123,459	101,878	53,479	57,698	50,501
Variation Margin Payable	—	—	—	88,594	—	—
Unrealized Depreciation on Swaps	—	—	—	—	—	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	362,052,818	191,769,099	40,940,190	1,162,669	246,570,564	87,829,848
Net Assets	$54,353,994,064	$8,109,519,226	1,007,048,429	$168,814,951	4,296,946,264	$428,003,867

NET ASSETS CONSIST OF:
Paid-in Capital	$57,027,661,504	$8,186,631,136	$1,047,378,095	$163,142,514	$4,328,513,754	$435,555,176
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	17,150,907	1,606,145	(348,570)	(903,060)	250,567	113,145
Accumulated Net Realized Gain (Loss) on Investments	(2,487,128,635)	(53,525,355)	(13,004,546)	1,781,345	(20,811,098)	(8,901,238)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(202,990,454)	(21,963,767)	(26,976,550)	(527,300)	(10,256,959)	1,236,784
Investments in Affiliated Securities	—	(3,228,933)	—	(1,763,817)	(750,000)	—
Short Term Investments	(699,258)	—	—	(100)	—	—
Foreign Currency	—	—	—	16,827	—	—
Forwards	—	—	—	47,872	—	—
Futures	—	—	—	(135,177)	—	—
Swaps	—	—	—	7,155,847	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Assets	$54,353,994,064	$8,109,519,226	$1,007,048,429	$168,814,951	$4,296,946,264	$428,003,867

*Identified Cost:
Investments in Unaffiliated Securities	$50,751,278,789	$7,138,979,677	$1,014,288,801	$76,304,160	$4,088,396,241	$411,543,777
Investments in Affiliated Securities	—	809,000,000	—	45,097,852	50,000,000	—
Short Term Investments	3,855,462,191	236,040,231	24,268,013	39,683,904	363,901,233	60,035,944
Foreign Currency	—	—	—	801,165	—	—

Class I (unlimited shares authorized):
Net Assets	$44,379,729,976	$7,034,665,144	$775,961,342	$49,379,666	$2,756,497,971	$297,060,278
Shares Outstanding	4,174,097,449	647,935,523	73,880,580	5,020,507	274,506,332	29,996,137
Net Asset Value, Offering and Redemption Price per Share	$10.63	$10.86	$10.50	$9.84	$10.04	$9.90

Class N (unlimited shares authorized):
Net Assets	$9,974,264,088	$1,074,854,082	$231,087,087	$—	$1,540,448,293	$130,943,589
Shares Outstanding	938,531,696	99,069,876	22,001,138	—	153,512,986	13,197,402
Net Asset Value, Offering and Redemption Price per Share	$10.63	$10.85	$10.50	$—	$10.03	$9.92

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$119,435,285	$—	$—
Shares Outstanding	—	—	—	12,178,366	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.23	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.81	$—	$—

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$2,689,346,894	$675,741,406	$317,686,863	$61,017,052	$—	$472,629,306
Investments in Affiliated Securities, at Value*	—	27,517,456	—	—	—	—
Short Term Investments*	436,851,100	74,582,776	20,374,644	674,634	30,665,457	18,394,632
Foreign Currency, at Value*	—	—	—	—	—	2,573,762
Interest and Dividends Receivable	11,384,937	4,290,605	3,475,884	243,699	1,776	3,369,941
Receivable for Fund Shares Sold	32,359,082	3,825,016	525,892	29,764	33,901	168,681
Receivable for Investments Sold	38,642,419	9,321,096	8,576,157	—	—	2,938,933
Prepaid Expenses and Other Assets	181,619	83,151	48,625	28,541	198	35,833
Unrealized Appreciation on Swaps	211,404,052	—	—	—	—	—
Deposit at Broker for Futures	—	—	—	—	—	—
Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Due from Advisor	—	—	—	—	—	—
Total Assets	3,420,170,103	795,361,506	350,688,065	61,993,690	30,701,332	500,111,088

LIABILITIES
Payable for Investments Purchased	222,729,692	53,214,092	—	—	—	—
Payable for Fund Shares Redeemed	3,411,278	873,615	440,194	659	49	17,210
Distribution Payable	1,031,101	395,786	221,069	161,809	—	—
Investment Advisory Fees Payable	1,133,802	401,976	91,849	17,816	6,538	205,740
Transfer Agent Expenses Payable	286,479	89,489	42,302	24,489	32,205	97,651
Distribution Fees Payable	231,334	54,920	81,796	3,835	2,235	5,616
Administration, Fund Accounting and Custodian Fees Payable	125,658	47,629	18,247	5,347	2,493	42,233
Accrued Expenses	17,110	328	4,328	4,748	40,780	22,656
Registration Fees Payable	12,468	3,197	2,712	1,742	1,014	16,377
Professional Fees Payable	66,691	32,229	21,103	32,065	82,507	43,840
Variation Margin Payable	—	—	—	—	—	—
Unrealized Depreciation on Swaps	—	—	—	—	1,750,224	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	273,392
Total Liabilities	229,045,613	55,113,261	923,600	252,510	1,918,045	724,715
Net Assets	$3,191,124,490	$740,248,245	$349,764,465	$61,741,180	$28,783,287	$499,386,373

NET ASSETS CONSIST OF:
Paid-in Capital	$2,863,119,685	$742,373,264	$353,419,866	$63,788,141	$30,685,197	$504,598,372
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	273,584	164,531	(57,445)	(5,110)	(150,622)	(2,816,373)
Accumulated Net Realized Gain (Loss) on Investments	121,752,920	(2,619,618)	274,407	(1,330,585)	956	(968,281)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(5,429,967)	362,612	(3,872,363)	(711,266)	—	(1,166,604)
Investments in Affiliated Securities	—	(32,544)	—	—	—	—
Short Term Investments	4,216	—	—	—	(2,020)	—
Foreign Currency	—	—	—	—	—	(2,156)
Forwards	—	—	—	—	—	(273,392)
Futures	—	—	—	—	—	—
Swaps	211,404,052	—	—	—	(1,750,224)	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	14,807
Net Assets	$3,191,124,490	$740,248,245	$349,764,465	$61,741,180	$28,783,287	$499,386,373

*Identified Cost:
Investments in Unaffiliated Securities	$2,694,776,861	$675,378,794	$321,559,226	$61,728,318	$—	$473,795,910
Investments in Affiliated Securities	—	27,550,000	—	—	—	—
Short Term Investments	436,846,884	74,582,776	20,374,644	674,634	30,667,477	18,394,632
Foreign Currency	—	—	—	—	—	2,575,918

Class I (unlimited shares authorized):
Net Assets	$2,432,724,800	$593,152,895	$133,046,686	$50,464,973	$22,243,096	$475,328,191
Shares Outstanding	164,868,994	60,390,085	13,504,624	5,155,192	2,383,466	47,356,847
Net Asset Value, Offering and Redemption Price per Share	$14.76	$9.82	$9.85	$9.79	$9.33	$10.04

Class N (unlimited shares authorized):
Net Assets	$758,399,690	$147,095,350	$216,717,779	$11,276,207	$6,540,191	$24,058,182
Shares Outstanding	51,434,203	14,984,150	21,977,590	1,152,702	704,822	2,400,298
Net Asset Value, Offering and Redemption Price per Share	$14.75	$9.82	$9.86	$9.78	$9.28	$10.02

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	105

Statements of Assets and Liabilities (Cont.)	March 31, 2017

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®

ASSETS
Investments in Unaffiliated Securities, at Value*	$386,942,940	$4,072,116	$23,937,827
Investments in Affiliated Securities, at Value*	—	—	—
Short Term Investments*	25,546,260	4,373,819	8,847,621
Foreign Currency, at Value*	—	—	—
Interest and Dividends Receivable	2,070,878	8,668	78,218
Receivable for Fund Shares Sold	251	—	153,817
Receivable for Investments Sold	15,182,798	—	349,979
Prepaid Expenses and Other Assets	17,855	13,754	—
Unrealized Appreciation on Swaps	—	—	147,640
Deposit at Broker for Futures	—	—	—
Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—
Due from Advisor	—	24,372	45,624
Total Assets	429,760,982	8,492,729	33,560,726

LIABILITIES
Payable for Investments Purchased	35,961,947	—	2,443,329
Payable for Fund Shares Redeemed	47	—	157,298
Distribution Payable	848,431	3	4,015
Investment Advisory Fees Payable	158,438	—	—
Transfer Agent Expenses Payable	39,093	17,834	16,684
Distribution Fees Payable	241	325	712
Administration, Fund Accounting and Custodian Fees Payable	15,175	4,540	1,395
Accrued Expenses	5,946	11,061	30,312
Registration Fees Payable	4,987	599	1,560
Professional Fees Payable	43,503	40,079	19,302
Variation Margin Payable	—	—	—
Unrealized Depreciation on Swaps	—	—	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	3,113
Total Liabilities	37,077,808	74,441	2,677,720
Net Assets	$392,683,174	$8,418,288	$30,883,006

NET ASSETS CONSIST OF:
Paid-in Capital	$392,138,920	$8,409,157	$30,127,081
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	103,324	525	(948)
Accumulated Net Realized Gain (Loss) on Investments	(4,971)	1,637	582,016
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	445,901	7,216	30,330
Investments in Affiliated Securities	—	—	—
Short Term Investments	—	(247)	—
Foreign Currency	—	—	—
Forwards	—	—	(3,113)
Futures	—	—	—
Swaps	—	—	147,640
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—
Net Assets	$392,683,174	$8,418,288	$30,883,006

*Identified Cost:
Investments in Unaffiliated Securities	$386,497,039	$4,064,900	$23,907,497
Investments in Affiliated Securities	—	—	—
Short Term Investments	25,546,260	4,374,066	8,847,621
Foreign Currency

Class I (unlimited shares authorized):
Net Assets	$392,116,512	$8,293,788	$19,384,116
Shares Outstanding	38,961,080	828,501	1,784,590
Net Asset Value, Offering and Redemption Price per Share	$10.07	$10.01	$10.86

Class N (unlimited shares authorized):
Net Assets	$566,662	$124,500	$11,498,890
Shares Outstanding	56,348	12,426	1,058,492
Net Asset Value, Offering and Redemption Price per Share	$10.06	$10.02	$10.86

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—
Shares Outstanding	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	For the Period Ended March 31, 2017

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,717,025,971	$226,511,972	$45,818,194	$1,970,994	$86,021,107	$13,711,192
Dividends from Affiliated Securities	—	5,510,595	—	1,430,749	1,569,256	—
Dividends from Unaffiliated Securities	—	—	—	1,189,031	—	—
Foreign Taxes Withheld	—	—	—	—	—	—
Total Investment Income	1,717,025,971	232,022,567	45,818,194	4,590,774	87,590,363	13,711,192
Expenses:
Investment Advisory Fees	235,579,986	29,326,283	6,599,979	1,562,439	11,494,505	1,600,131
Distribution Fees - Class N	28,888,771	2,611,572	515,234	—	3,235,616	207,263
Distribution Fees - Class A	—	—	—	281,404	—	—
Transfer Agent Expenses	23,804,954	2,744,380	831,166	97,410	1,372,886	236,278
Administration, Fund Accounting and Custodian Fees	8,245,983	1,287,708	168,865	57,534	610,898	116,565
Shareholder Reporting Expenses	2,001,959	202,984	64,726	5,559	105,072	18,068
Registration Fees	1,909,869	284,419	195,684	57,404	197,680	65,565
Professional Fees	1,200,729	281,519	164,579	93,884	108,898	78,413
Insurance Expenses	690,861	73,135	16,045	3,471	45,351	6,928
Trustees Fees	682,646	76,486	9,548	1,586	37,994	3,255
Miscellaneous Expenses	499,622	61,710	52,947	8,829	34,974	53,083
Total Expenses	303,505,380	36,950,196	8,618,773	2,169,520	17,243,874	2,385,549
Less: Investment Advisory Fees (Waived)	—	(1,994,411)	—	(169,619)	(270,570)	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	(21,559)	—	—
Net Expenses	303,505,380	34,955,785	8,618,773	1,978,342	16,973,304	2,385,549

Net Investment Income (Loss)	1,413,520,591	197,066,782	37,199,421	2,612,432	70,617,059	11,325,643

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	47,277,263	14,684,386	7,893,429	806,178	2,566,710	1,008,729
Investments in Affiliated Securities	—	—	—	—	164,260	—
Foreign Currency	—	—	—	12,931	—	—
Forwards	—	—	—	(690,171)	—	—
Futures	—	—	—	7,288,223	—	—
Swaps	—	—	—	2,111,998	—	—
Written Options	—	—	—	279,800	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(691,884,200)	(23,744,239)	59,538,767	2,512,348	16,664,493	2,633,916
Investments in Affiliated Securities	—	(9,385,097)	—	(604,784)	1,300,000	—
Short Term Investments	(2,523,229)	—	—	(100)	—	—
Foreign Currency	—	—	—	16,637	—	—
Forwards	—	—	—	(41,246)	—	—
Futures	—	—	—	(325,406)	—	—
Swaps	—	—	—	7,155,847	—	—
Written Options	—	—	—	(100,800)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(647,130,166)	(18,444,950)	67,432,196	18,421,455	20,695,463	3,642,645

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$766,390,425	$178,621,832	$104,631,617	$21,033,887	$91,312,522	$14,968,288

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	107

Statements of Operations (Cont.)	For the Period Ended March 31, 2017

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$40,964,227	$14,616,678	$10,519,142	$2,714,158	$91,085	$3,698,741
Dividends from Affiliated Securities	—	941,282	—	—	—	—
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Foreign Taxes Withheld	—	—	—	—	—	(74,841)
Total Investment Income	40,964,227	15,557,960	10,519,142	2,714,158	91,085	3,623,900
Expenses:
Investment Advisory Fees	7,077,396	2,346,875	1,453,830	361,113	233,677	1,553,042
Distribution Fees - Class N	873,406	251,771	463,909	42,836	9,815	100,551
Distribution Fees - Class A	—	—	—	—	—	—
Transfer Agent Expenses	913,834	310,149	459,120	85,044	65,087	188,944
Administration, Fund Accounting and Custodian Fees	412,275	182,946	71,437	14,881	3,170	86,336
Shareholder Reporting Expenses	57,591	17,542	33,219	2,000	28,410	29,200
Registration Fees	104,059	96,338	56,404	40,249	86,600	89,046
Professional Fees	107,208	69,872	59,565	39,184	37,510	98,328
Insurance Expenses	11,552	3,022	4,208	2,482	1,004	2,190
Trustees Fees	22,616	2,629	2,109	890	20	3,211
Miscellaneous Expenses	19,552	9,445	18,794	3,996	12,158	9,925
Total Expenses	9,599,489	3,290,589	2,622,595	592,675	477,451	2,160,773
Less: Investment Advisory Fees (Waived)	—	(176,197)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	691,888	(1,210)	(443,142)	(80,395)	(183,840)	(13,273)
Net Expenses	10,291,377	3,113,182	2,179,453	512,280	293,611	2,147,500

Net Investment Income (Loss)	30,672,850	12,444,778	8,339,689	2,201,878	(202,526)	1,476,400

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	1,141,508	1,295,256	910,129	(331,246)	(4,383)	(5,591,256)
Investments in Affiliated Securities	—	(340,904)	—	—	—	—
Foreign Currency	—	54	—	—	—	270,070
Forwards	—	—	—	—	—	73,942
Futures	—	—	—	(32,660)	—	—
Swaps	156,255,578	—	—	—	3,859,951	—
Written Options	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	4,434,056	8,168,110	4,439,898	(3,969,120)	—	(6,215,134)
Investments in Affiliated Securities	—	752,355	—	—	—	—
Short Term Investments	4,216	—	—	—	(794)	—
Foreign Currency	—	—	—	—	—	(6,466)
Forwards	—	—	—	—	—	(273,392)
Futures	—	—	—	—	—	—
Swaps	165,838,050	—	—	—	(2,194,156)	—
Written Options	—	—	—	—	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(15,891)
Net Realized and Unrealized Gain (Loss) on Investments	327,673,408	9,874,871	5,350,027	(4,333,026)	1,660,618	(11,758,127)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$358,346,258	$22,319,649	$13,689,716	$(2,131,148)	$1,458,092	$(10,281,727)

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Period Ended March 31, 2017

	DoubleLine Infrastructure Income Fund[1]	DoubleLine Ultra Short Bond Fund[2]	DoubleLine Shiller Enhanced International CAPE®[3]

INVESTMENT INCOME
Income:
Interest	$4,116,027	$37,564	$38,417
Dividends from Affiliated Securities	—	—	—
Dividends from Unaffiliated Securities	174,974	—	—
Foreign Taxes Withheld	—	—	—
Total Investment Income	4,291,001	37,564	38,417
Expenses:
Investment Advisory Fees	628,193	9,751	13,901
Distribution Fees - Class N	670	219	761
Distribution Fees - Class A	—	—	—
Transfer Agent Expenses	79,967	48,128	18,179
Administration, Fund Accounting and Custodian Fees	41,841	8,890	4,520
Shareholder Reporting Expenses	34,417	27,000	31,200
Registration Fees	47,870	43,598	41,693
Professional Fees	130,129	91,303	77,933
Insurance Expenses	—	—	—
Trustees Fees	1,563	1,129	379
Miscellaneous Expenses	7,979	8,000	2,148
Total Expenses	972,629	238,018	190,714
Less: Investment Advisory Fees (Waived)	—	—	—
Less: Other Fees (Reimbursed)/Recouped	(172,344)	(220,735)	(171,882)
Net Expenses	800,285	17,283	18,832

Net Investment Income (Loss)	3,490,716	20,281	19,585

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	98,565	1,637	(3,867)
Investments in Affiliated Securities	—	—	—
Foreign Currency	—	—	(60,699)
Forwards	—	—	25,824
Futures	—	—	—
Swaps	—	—	620,993
Written Options	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	445,901	7,216	30,330
Investments in Affiliated Securities	—	—	—
Short Term Investments	—	(247)	—
Foreign Currency	—	—	—
Forwards	—	—	(3,113)
Futures	—	—	—
Swaps	—	—	147,640
Written Options	—	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	544,466	8,606	757,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,035,182	$28,887	$776,693

[1]	Commencement of operations on April 1, 2016.
[2]	Commencement of operations on June 30, 2016.
[3]	Commencement of operations on December 23, 2016.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	109

Statements of Changes in Net Assets	March 31, 2017

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$1,413,520,591	$1,613,496,446	$197,066,782	$150,307,900
Net Realized Gain (Loss) on Investments	47,277,263	(9,092,364)	14,684,386	(16,033,579)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(694,407,429)	(387,300,695)	(33,129,336)	(50,950,201)
Net Increase (Decrease) in Net Assets Resulting from Operations	766,390,425	1,217,103,387	178,621,832	83,324,120

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(1,736,543,665)	(1,592,585,033)	(181,347,576)	(138,890,859)
Class N	(393,065,536)	(378,136,485)	(27,354,511)	(24,114,624)

Total Distributions to Shareholders	(2,129,609,201)	(1,970,721,518)	(208,702,087)	(163,005,483)

NET SHARE TRANSACTIONS
Class I	(601,278,088)	10,394,862,523	1,947,964,711	1,775,047,253
Class N	(1,514,557,094)	2,465,195,792	124,379,558	353,195,271
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,115,835,182)	12,860,058,315	2,072,344,269	2,128,242,524

Total Increase (Decrease) in Net Assets	$(3,479,053,958)	$12,106,440,184	$2,042,264,014	$2,048,561,161

NET ASSETS
Beginning of Period	$57,833,048,022	$45,726,607,838	$6,067,255,212	$4,018,694,051
End of Period	$54,353,994,064	$57,833,048,022	$8,109,519,226	$6,067,255,212

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$17,150,907	$5,390,358	$1,606,145	$50,261

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$37,199,421	$42,670,585	$2,612,432	$3,549,336
Net Realized Gain (Loss) on Investments	7,893,429	(144,365)	9,808,959	(4,955,139)
Net Change in Unrealized Appreciation (Depreciation) on Investments	59,538,767	(63,306,418)	8,612,496	(4,638,104)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,631,617	(20,780,198)	21,033,887	(6,043,907)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(28,818,155)	(32,607,064)	(1,307,129)	(2,028,228)
Class N	(8,401,863)	(10,765,477)	—	—
Class A	—	—	(3,138,601)	(4,345,777)
From Net Realized Gain
Class I	—	—	—	(484,512)
Class A	—	—	—	(1,359,935)

Total Distributions to Shareholders	(37,220,018)	(43,372,541)	(4,445,730)	(8,218,452)

NET SHARE TRANSACTIONS
Class I	176,618,809	58,855,393	2,686,021	3,592,084
Class N	13,507,133	(18,081,083)	—	—
Class A	—	—	(6,340,222)	39,447,910
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	190,125,942	40,774,310	(3,654,201)	43,039,994

Total Increase (Decrease) in Net Assets	$257,537,541	$(23,378,429)	$12,933,956	$28,777,635

NET ASSETS
Beginning of Period	$749,510,888	$772,889,317	$155,880,995	$127,103,360
End of Period	$1,007,048,429	$749,510,888	$168,814,951	$155,880,995

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(348,570)	$(426,856)	$(903,060)	$123,468

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	111

Statements of Changes in Net Assets (Cont.)	March 31, 2017

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$70,617,059	$57,374,597	$11,325,643	$12,054,620
Net Realized Gain (Loss) on Investments	2,730,970	(2,621,104)	1,008,729	(8,862,940)
Net Change in Unrealized Appreciation (Depreciation) on Investments	17,964,493	(29,463,795)	2,633,916	(3,455,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	91,312,522	25,289,698	14,968,288	(264,073)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(49,550,718)	(37,160,611)	(8,515,997)	(9,859,110)
Class N	(28,675,848)	(25,796,298)	(2,793,714)	(2,288,730)

Total Distributions to Shareholders	(78,226,566)	(62,956,909)	(11,309,711)	(12,147,840)

NET SHARE TRANSACTIONS
Class I	1,026,115,258	577,796,275	64,616,215	(71,003,853)
Class N	372,499,199	29,948,738	57,836,015	23,838,413
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,398,614,457	607,745,013	122,452,230	(47,165,440)

Total Increase (Decrease) in Net Assets	$1,411,700,413	$570,077,802	$126,110,807	$(59,577,353)

NET ASSETS
Beginning of Period	$2,885,245,851	$2,315,168,049	$301,893,060	$361,470,413
End of Period	$4,296,946,264	$2,885,245,851	$428,003,867	$301,893,060

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$250,567	$(479,167)	$113,145	$58,346

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$30,672,850	$15,019,154	$12,444,778	$6,940,921
Net Realized Gain (Loss) on Investments	157,397,086	6,344,146	954,406	(1,326,954)
Net Change in Unrealized Appreciation (Depreciation) on Investments	170,276,322	24,786,684	8,920,465	(8,081,670)
Net Increase (Decrease) in Net Assets Resulting from Operations	358,346,258	46,149,984	22,319,649	(2,467,703)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(26,323,650)	(13,392,963)	(10,043,521)	(5,784,363)
Class N	(6,691,277)	(3,099,774)	(3,341,565)	(2,055,590)
From Net Realized Gain
Class I	(26,627,563)	(7,556,918)	—	—
Class N	(7,449,458)	(1,947,414)	—	—

Total Distributions to Shareholders	(67,091,948)	(25,997,069)	(13,385,086)	(7,839,953)

NET SHARE TRANSACTIONS
Class I	1,534,079,370	356,497,043	425,937,884	110,612,477
Class N	505,497,768	103,229,298	81,906,031	38,237,268
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,039,577,138	459,726,341	507,843,915	148,849,745

Total Increase (Decrease) in Net Assets	$2,330,831,448	$479,879,256	$516,778,478	$138,542,089

NET ASSETS
Beginning of Period	$860,293,042	$380,413,786	$223,469,767	$84,927,678
End of Period	$3,191,124,490	$860,293,042	$740,248,245	$223,469,767

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$273,584	$(20,613)	$164,531	$1,237

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	113

Statements of Changes in Net Assets (Cont.)	March 31, 2017

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$8,339,689	$5,718,160	$2,201,878	$2,042,122
Net Realized Gain (Loss) on Investments	910,129	167,007	(363,906)	(929,778)
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,439,898	(5,014,819)	(3,969,120)	1,032,041
Net Increase (Decrease) in Net Assets Resulting from Operations	13,689,716	870,348	(2,131,148)	2,144,385

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(3,196,392)	(2,508,967)	(1,739,864)	(1,548,525)
Class N	(5,136,394)	(3,421,817)	(474,185)	(503,394)
From Net Realized Gain
Class I	(145,250)	—	—	(76,976)
Class N	(251,863)	—	—	(26,240)

Total Distributions to Shareholders	(8,729,899)	(5,930,784)	(2,214,049)	(2,155,135)

NET SHARE TRANSACTIONS
Class I	64,287,333	4,024,591	(3,195,885)	709,097
Class N	94,918,197	42,324,640	(13,323,494)	6,094,941
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	159,205,530	46,349,231	(16,519,379)	6,804,038

Total Increase (Decrease) in Net Assets	$164,165,347	$41,288,795	$(20,864,576)	$6,793,288

NET ASSETS
Beginning of Period	$185,599,118	$144,310,323	$82,605,756	$75,812,468
End of Period	$349,764,465	$185,599,118	$61,741,180	$82,605,756

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(57,445)	$(161,981)	$(5,110)	$7,061

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Year Ended March 31, 2017	Period Ended March 31, 2016[1]	Year Ended March 31, 2017	Period Ended March 31, 2016[2]

OPERATIONS
Net Investment Income (Loss)	$(202,526)	$(163,838)	$1,476,400	$189,083
Net Realized Gain (Loss) on Investments	3,855,568	(525,917)	(5,247,244)	391,350
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,194,950)	442,706	(6,510,883)	5,083,538
Net Increase (Decrease) in Net Assets Resulting from Operations	1,458,092	(247,049)	(10,281,727)	5,663,971

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(169,986)	—	(348,763)	(169,086)
Class N	(12,617)	—	(48,215)	(28,179)
From Net Realized Gain
Class I	—	(8,845)	—	—
Class N	—	(243)	—	—
From Return of Capital
Class I	—	—	(249,602)	—
Class N	—	—	(34,507)	—

Total Distributions to Shareholders	(182,603)	(9,088)	(681,087)	(197,265)

NET SHARE TRANSACTIONS
Class I	(6,967,137)	28,243,359	389,038,263	90,111,915
Class N	5,056,471	1,431,242	(15,257,228)	40,989,531
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,910,666)	29,674,601	373,781,035	131,101,446

Total Increase (Decrease) in Net Assets	$(635,177)	$29,418,464	$362,818,221	$136,568,152

NET ASSETS
Beginning of Period	$29,418,464	$—	$136,568,152	$—
End of Period	$28,783,287	$29,418,464	$499,386,373	$136,568,152

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(150,622)	$180,134	$(2,816,373)	$159,508

[1]	Commencement of operations on May 18, 2015.
[2]	Commencement of operations on December 17, 2015.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	115

Statements of Changes in Net Assets (Cont.)	March 31, 2017

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
	Period Ended March 31, 2017[1]	Period Ended March 31, 2017[2]	Period Ended March 31, 2017[3]

OPERATIONS
Net Investment Income (Loss)	$3,490,716	$20,281	$19,585
Net Realized Gain (Loss) on Investments	98,565	1,637	582,251
Net Change in Unrealized Appreciation (Depreciation) on Investments	445,901	6,969	174,857
Net Increase (Decrease) in Net Assets Resulting from Operations	4,035,182	28,887	776,693

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(3,422,792)	(19,756)	(16,423)
Class N	(6,782)	—	(4,345)
From Net Realized Gain
Class I	(61,163)	—	—
Class N	(191)	—	—

Total Distributions to Shareholders	(3,490,928)	(19,756)	(20,768)

NET SHARE TRANSACTIONS
Class I	391,569,220	8,284,896	18,692,469
Class N	569,700	124,261	11,434,612
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	392,138,920	8,409,157	30,127,081

Total Increase (Decrease) in Net Assets	$392,683,174	$8,418,288	$30,883,006

NET ASSETS
Beginning of Period	$—	$—	$—
End of Period	$392,683,174	$8,418,288	$30,883,006

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$103,324	$525	$(948)

[1]	Commencement of operations on April 1, 2016.
[2]	Commencement of operations on June 30, 2016.
[3]	Commencement of operations on December 23, 2016.

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights	March 31, 2017

	DoubleLine Total Return Bond Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.87	$11.04	$10.90	$11.34	$11.17	$10.87	$11.04	$10.89	$11.33	$11.16

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.27	0.35	0.41	0.42	0.46	0.24	0.33	0.40	0.39	0.44
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.11)	(0.09)	0.22	(0.30)	0.34	(0.11)	(0.09)	0.22	(0.30)	0.34
Total from Investment Operations	0.16	0.26	0.63	0.12	0.80	0.13	0.24	0.62	0.09	0.78

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.43)	(0.49)	(0.56)	(0.63)	(0.37)	(0.41)	(0.47)	(0.53)	(0.61)
Total Distributions	(0.40)	(0.43)	(0.49)	(0.56)	(0.63)	(0.37)	(0.41)	(0.47)	(0.53)	(0.61)
Net Asset Value, End of Period	$10.63	$10.87	$11.04	$10.90	$11.34	$10.63	$10.87	$11.04	$10.89	$11.33
Total Return	1.46%	2.45%	5.93%	1.13%	7.37%	1.21%	2.20%	5.76%	0.88%	7.11%

Supplemental Data:
Net Assets, End of Period (000’s)	$44,379,730	$46,082,294	$36,286,609	$24,631,306	$30,398,069	$9,974,264	$11,750,754	$9,439,999	$7,070,779	$9,441,917
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.47%	0.47%	0.48%	0.72%	0.72%	0.72%	0.72%	0.73%
Expenses After Investment Advisory Fees (Waived)	0.47%	0.47%	0.47%	0.47%	0.48%	0.72%	0.72%	0.72%	0.72%	0.73%
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.47%	0.48%	0.48%	0.72%	0.72%	0.72%	0.73%	0.73%
Net Investment Income (Loss)	2.45%	3.29%	3.74%	3.78%	4.02%	2.20%	3.04%	3.50%	3.25%	3.76%
Portfolio Turnover Rate	22%	15%	13%	14%	23%	22%	15%	13%	14%	23%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	117

Financial Highlights (Cont.)	March 31, 2017

	DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.87	$11.10	$10.88	$11.29	$11.06	$10.86	$11.10	$10.87	$11.28	$11.05

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.29	0.36	0.39	0.41	0.36	0.27	0.32	0.37	0.40	0.33
Net Gain (Loss) on Investments (Realized and Unrealized)	0.01	(0.22)	0.26	(0.31)	0.36	0.01	(0.22)	0.26	(0.31)	0.36
Total from Investment Operations	0.30	0.14	0.65	0.10	0.72	0.28	0.10	0.63	0.09	0.69

Less Distributions:
Distributions from Net Investment Income	(0.31)	(0.37)	(0.43)	(0.47)	(0.44)	(0.29)	(0.34)	(0.40)	(0.46)	(0.41)
Distributions from Net Realized Gain	—	—	—	(0.04)	(0.05)	—	—	—	(0.04)	(0.05)
Total Distributions	(0.31)	(0.37)	(0.43)	(0.51)	(0.49)	(0.29)	(0.34)	(0.40)	(0.50)	(0.46)
Net Asset Value, End of Period	$10.86	$10.87	$11.10	$10.88	$11.29	$10.85	$10.86	$11.10	$10.87	$11.28
Total Return	2.80%	1.31%	6.07%	1.03%	6.53%	2.54%	0.97%	5.91%	0.77%	6.27%

Supplemental Data:
Net Assets, End of Period (000’s)	$7,034,665	$5,114,336	$3,406,628	$1,351,760	$1,829,092	$1,074,854	$952,919	$612,066	$383,712	$731,957
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.48%	0.51%	0.51%	0.72%	0.72%	0.73%	0.76%	0.76%
Expenses After Investment Advisory Fees (Waived)	0.44%	0.46%	0.46%	0.48%	0.51%	0.69%	0.71%	0.71%	0.73%	0.76%
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.44%	0.46%	0.47%	0.48%	0.50%	0.69%	0.71%	0.72%	0.73%	0.75%
Net Investment Income (Loss)	2.72%	3.17%	3.60%	3.76%	3.14%	2.47%	2.92%	3.39%	3.32%	2.91%
Portfolio Turnover Rate	81%	70%	65%	53%	83%	81%	70%	65%	53%	83%

[1]	Calculated based on average shares outstanding during the period.

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.68	$10.23	$10.48	$11.03	$10.70	$9.68	$10.23	$10.48	$11.03	$10.70

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.45	0.49	0.55	0.46	0.38	0.42	0.46	0.52	0.44	0.36
Net Gain (Loss) on Investments (Realized and Unrealized)	0.81	(0.54)	(0.24)	(0.38)	0.46	0.81	(0.54)	(0.24)	(0.38)	0.46
Total from Investment Operations	1.26	(0.05)	0.31	0.08	0.84	1.23	(0.08)	0.28	0.06	0.82

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.50)	(0.56)	(0.48)	(0.38)	(0.41)	(0.47)	(0.53)	(0.46)	(0.36)
Distributions from Net Realized Gain	—	—	—	(0.15)	(0.13)	—	—	—	(0.15)	(0.13)
Total Distributions	(0.44)	(0.50)	(0.56)	(0.63)	(0.51)	(0.41)	(0.47)	(0.53)	(0.61)	(0.49)
Net Asset Value, End of Period	$10.50	$9.68	$10.23	$10.48	$11.03	$10.50	$9.68	$10.23	$10.48	$11.03
Total Return	13.19%	(0.48)%	2.90%	0.95%	8.04%	12.91%	(0.73)%	2.64%	0.69%	7.78%

Supplemental Data:
Net Assets, End of Period (000’s)	$775,961	$548,221	$539,542	$331,790	$620,479	$231,087	$201,290	$233,347	$183,977	$167,750
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.92%	0.90%	0.90%	0.92%	0.91%	1.17%	1.15%	1.15%	1.17%	1.16%
Expenses After Investment Advisory Fees (Waived)	0.92%	0.90%	0.90%	0.92%	0.91%	1.17%	1.15%	1.15%	1.17%	1.16%
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.92%	0.90%	0.90%	0.92%	0.91%	1.17%	1.15%	1.15%	1.17%	1.16%
Net Investment Income (Loss)	4.28%	4.92%	5.20%	4.40%	3.53%	4.03%	4.67%	4.95%	4.25%	3.30%
Portfolio Turnover Rate	108%	75%	67%	79%	105%	108%	75%	67%	79%	105%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	119

Financial Highlights (Cont.)	March 31, 2017

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I	Class I	Class I	Class I	Class I	Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$8.85	$9.81	$10.10	$9.96	$10.03	$8.83	$9.78	$10.07	$9.95	$10.02

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.18	0.24	0.28	0.18	0.31	0.15	0.22	0.26	0.12	0.29
Net Gain (Loss) on Investments (Realized and Unrealized)	1.09	(0.65)	0.32	0.18	(0.06)	1.09	(0.65)	0.32	0.19	(0.06)
Total from Investment Operations	1.27	(0.41)	0.60	0.36	0.25	1.24	(0.43)	0.58	0.31	0.23

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.44)	(0.40)	(0.22)	(0.32)	(0.26)	(0.41)	(0.38)	(0.19)	(0.30)
Distributions from Net Realized Gain	—	(0.11)	(0.49)	—	—	—	(0.11)	(0.49)	—	—
Total Distributions	(0.28)	(0.55)	(0.89)	(0.22)	(0.32)	(0.26)	(0.52)	(0.87)	(0.19)	(0.30)
Net Asset Value, End of Period	$9.84	$8.85	$9.81	$10.10	$9.96	$9.81	$8.83	$9.78	$10.07	$9.95
Total Return[2]	14.63%	(4.29)%	6.22%	3.65%	2.49%	14.27%	(4.42)%	5.96%	3.28%	2.19%

Supplemental Data:
Net Assets, End of Period (000’s)	$49,380	$42,075	$42,796	$66,292	$105,114	$119,435	$113,806	$84,307	$96,734	$159,714
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.21%	1.25%	1.30%	1.33%	1.45%	1.46%	1.50%	1.55%	1.58%	1.70%
Expenses After Investment Advisory Fees (Waived)	1.10%	1.12%	1.09%	1.26%	1.35%	1.35%	1.37%	1.34%	1.51%	1.60%
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.09%	1.07%	0.99%	1.13%	1.10%	1.34%	1.32%	1.24%	1.38%	1.35%
Net Investment Income (Loss)	1.87%	2.72%	2.87%	1.67%	3.11%	1.62%	2.47%	2.66%	1.01%	2.48%
Portfolio Turnover Rate	59%	56%	86%	150%	88%	59%	56%	86%	150%	88%

[1]	Calculated based on average shares outstanding during the period.
[2]	Total return does not include the effects of sales charges for Class A.

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.99	$10.14	$10.19	$10.21	$10.16	$9.99	$10.13	$10.18	$10.20	$10.15

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.24	0.22	0.22	0.15	0.20	0.20	0.21	0.19	0.13	0.17
Net Gain (Loss) on Investments (Realized and Unrealized)	0.06	(0.12)	(0.04)	—	0.09	0.06	(0.12)	(0.04)	—	0.09
Total from Investment Operations	0.30	0.10	0.18	0.15	0.29	0.26	0.09	0.15	0.13	0.26

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.25)	(0.23)	(0.17)	(0.24)	(0.22)	(0.23)	(0.20)	(0.15)	(0.21)
Total Distributions	(0.25)	(0.25)	(0.23)	(0.17)	(0.24)	(0.22)	(0.23)	(0.20)	(0.15)	(0.21)
Net Asset Value, End of Period	$10.04	$9.99	$10.14	$10.19	$10.21	$10.03	$9.99	$10.13	$10.18	$10.20
Total Return	2.99%	1.00%	1.76%	1.51%	2.88%	2.64%	0.85%	1.51%	1.26%	2.64%

Supplemental Data:
Net Assets, End of Period (000’s)	$2,756,498	$1,722,942	$1,166,438	$851,771	$375,840	$1,540,448	$1,162,303	$1,148,730	$1,062,088	$237,727
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.43%	0.43%	0.45%	0.48%	0.53%	0.68%	0.68%	0.70%	0.73%	0.78%
Expenses After Investment Advisory Fees (Waived)	0.42%	0.42%	0.44%	0.48%	0.53%	0.67%	0.67%	0.69%	0.73%	0.78%
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	0.43%	0.46%	0.47%	0.47%	0.67%	0.68%	0.71%	0.72%	0.72%
Net Investment Income (Loss)	2.25%	2.30%	2.16%	1.46%	1.98%	2.00%	2.05%	1.90%	1.30%	1.70%
Portfolio Turnover Rate	69%	66%	61%	53%	71%	69%	66%	61%	53%	71%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	121

Financial Highlights (Cont.)	March 31, 2017

	DoubleLine Floating Rate Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.77	$10.14	$10.15	$10.08	$10.00		$9.79	$10.16	$10.16	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.35	0.36	0.34	0.27	—		0.33	0.34	0.32	0.25	—
Net Gain (Loss) on Investments (Realized and Unrealized)	0.13	(0.36)	—	0.04	0.08		0.13	(0.36)	—	0.05	0.08
Total from Investment Operations	0.48	—	0.34	0.31	0.08		0.46	(0.02)	0.32	0.30	0.08

Less Distributions:
Distributions from Net Investment Income	(0.35)	(0.37)	(0.34)	(0.24)	—		(0.33)	(0.35)	(0.31)	(0.22)	—
Distributions from Net Realized Gain	—	—	(0.01)	—	—		—	—	(0.01)	—	—
Total Distributions	(0.35)	(0.37)	(0.35)	(0.24)	—		(0.33)	(0.35)	(0.32)	(0.22)	—
Net Asset Value, End of Period	$9.90	$9.77	$10.14	$10.15	$10.08		$9.92	$9.79	$10.16	$10.16	$10.08
Total Return	4.99%	0.02%	3.36%	3.07%	0.80%	[2]	4.73%	(0.23)%	3.19%	2.93%	0.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$297,060	$229,612	$310,368	$276,737	$63,436		$130,944	$72,281	$51,103	$104,320	$10
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.68%	0.65%	0.67%	0.73%	2.01%	[3]	0.93%	0.90%	0.92%	0.98%	2.26%	[3]
Expenses After Investment Advisory Fees (Waived)	0.68%	0.65%	0.67%	0.73%	2.01%	[3]	0.93%	0.90%	0.92%	0.98%	2.26%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.68%	0.65%	0.70%	0.73%	0.75%	[3]	0.93%	0.90%	0.95%	0.98%	1.00%	[3]
Net Investment Income (Loss)	3.60%	3.70%	3.35%	2.68%	(0.13)%[3]		3.35%	3.45%	3.06%	2.68%	(0.13)%[3]
Portfolio Turnover Rate	106%	70%	84%	66%	20%	[2]	106%	70%	84%	66%	20%	[2]

[1]	Commencement of operations on February 1, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Shiller Enhanced CAPE®
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$12.32	$12.13	$10.68	$10.00		$12.31	$12.12	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.27	0.32	0.34	0.11		0.24	0.29	0.30	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	2.72	0.40	1.45	0.67		2.72	0.40	1.45	0.67
Total from Investment Operations	2.99	0.72	1.79	0.78		2.96	0.69	1.75	0.77

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.34)	(0.34)	(0.10)		(0.25)	(0.31)	(0.31)	(0.09)
Distributions from Net Realized Gain	(0.27)	(0.19)	— [5]	—		(0.27)	(0.19)	— [5]	—
Total Distributions	(0.55)	(0.53)	(0.34)	(0.10)		(0.52)	(0.50)	(0.31)	(0.09)
Net Asset Value, End of Period	$14.76	$12.32	$12.13	$10.68		$14.75	$12.31	$12.12	$10.68
Total Return	24.75%	6.09%	16.96%	7.83%	[2]	24.48%	5.84%	16.60%	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$2,432,725	$673,308	$301,580	$30,061		$758,400	$186,985	$78,834	$10,714
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	0.63%	0.82%	4.98%	[3]	0.80%	0.88%	1.07%	5.23%	[3]
Expenses After Investment Advisory Fees (Waived)	0.55%	0.63%	0.79%	4.72%	[3]	0.80%	0.88%	1.04%	4.97%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.60%	0.63%	0.62%	0.39%	[3]	0.85%	0.88%	0.87%	0.64%	[3]
Net Investment Income (Loss)	2.01%	2.66%	2.89%	2.64%	[3]	1.76%	2.41%	2.63%	2.35%	[3]
Portfolio Turnover Rate	68%	67%	68%	120%	[2]	68%	67%	68%	120%	[2]

[1]	Commencement of operations on October 31, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	123

Financial Highlights (Cont.)	March 31, 2017

	DoubleLine Flexible Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.55	$9.99	$10.00		$9.55	$9.99	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.32	0.36	0.42		0.30	0.34	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	0.29	(0.40)	(0.04)		0.29	(0.40)	(0.04)
Total from Investment Operations	0.61	(0.04)	0.38		0.59	(0.06)	0.36

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.40)	(0.39)		(0.32)	(0.38)	(0.37)
Total Distributions	(0.34)	(0.40)	(0.39)		(0.32)	(0.38)	(0.37)
Net Asset Value, End of Period	$9.82	$9.55	$9.99		$9.82	$9.55	$9.99
Total Return	6.48%	(0.43)%	3.85%	[2]	6.23%	(0.66)%	3.63%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$593,153	$160,590	$57,511		$147,095	$62,880	$27,417
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.80%	0.87%	1.33%	[3]	1.05%	1.12%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.76%	0.82%	1.27%	[3]	1.01%	1.07%	1.52%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.76%	0.77%	0.76%	[3]	1.01%	1.02%	1.01%	[3]
Net Investment Income (Loss)	3.36%	3.75%	4.26%	[3]	3.11%	3.50%	4.08%	[3]
Portfolio Turnover Rate	58%	42%	55%	[2]	58%	42%	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.59	$9.83	$10.00		$9.60	$9.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.29	0.33	0.37		0.27	0.31	0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	0.27	(0.23)	(0.17)		0.27	(0.23)	(0.17)
Total from Investment Operations	0.56	0.10	0.20		0.54	0.08	0.18

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.34)	(0.36)		(0.27)	(0.32)	(0.33)
Distributions from Net Realized Gain	(0.01)	—	(0.01)		(0.01)	—	(0.01)
Total Distributions	(0.30)	(0.34)	(0.37)		(0.28)	(0.32)	(0.34)
Net Asset Value, End of Period	$9.85	$9.59	$9.83		$9.86	$9.60	$9.84
Total Return	5.95%	1.06%	1.92%	[2]	5.69%	0.82%	1.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$133,047	$66,797	$64,891		$216,718	$118,802	$79,419
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.74%	0.84%	0.91%	[3]	0.99%	1.09%	1.16%	[3]
Expenses After Investment Advisory Fees (Waived)	0.74%	0.84%	0.91%	[3]	0.99%	1.09%	1.16%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.59%	0.59%	0.59%	[3]	0.84%	0.84%	0.84%	[3]
Net Investment Income (Loss)	3.03%	3.44%	3.80%	[3]	2.78%	3.19%	3.58%	[3]
Portfolio Turnover Rate	61%	39%	21%	[2]	61%	39%	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	125

Financial Highlights (Cont.)	March 31, 2017

	DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.40	$10.43	$10.00		$10.39	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.32	0.29	0.10		0.29	0.26	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.60)	(0.02)	0.41		(0.60)	(0.02)	0.41
Total from Investment Operations	(0.28)	0.27	0.51		(0.31)	0.24	0.50

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.29)	(0.08)		(0.30)	(0.26)	(0.08)
Distributions from Net Realized Gain	—	(0.01)	—		—	(0.01)	—
Total Distributions	(0.33)	(0.30)	(0.08)		(0.30)	(0.27)	(0.08)
Net Asset Value, End of Period	$9.79	$10.40	$10.43		$9.78	$10.39	$10.42
Total Return	(2.82)%	2.76%	5.15%	[2]	(3.08)%	2.51%	4.99%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$50,465	$56,843	$56,240		$11,276	$25,763	$19,572
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.76%	0.84%	1.33%	[3]	1.01%	1.09%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.76%	0.84%	1.33%	[3]	1.01%	1.09%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.65%	0.65%	[3]	0.90%	0.90%	0.90%	[3]
Net Investment Income (Loss)	3.13%	2.87%	3.02%	[3]	2.79%	2.62%	3.00%	[3]
Portfolio Turnover Rate	94%	52%	72%	[2]	94%	52%	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Strategic Commodity Fund (Consolidated)
	Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$8.69	$10.00		$8.67	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	(0.06)	(0.07)		(0.09)	(0.09)
Net Gain (Loss) on Investments (Realized and Unrealized)	0.75	(1.24)		0.75	(1.24)
Total from Investment Operations	0.69	(1.31)		0.66	(1.33)

Less Distributions:
Distributions from Net Investment Income	(0.05)	—		(0.05)	—
Distributions from Net Realized Gain	—	—	[5]	—	—	[5]
Total Distributions	(0.05)	—	[5]	(0.05)	—	[5]
Net Asset Value, End of Period	$9.33	$8.69		$9.28	$8.67
Total Return	7.93%	(13.07)%	[2]	7.55%	(13.27)%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$22,243	$27,997		$6,540	$1,421
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.77%	4.42%	[3]	2.23%	4.67%	[3]
Expenses After Investment Advisory Fees (Waived)	1.77%	4.42%	[3]	2.23%	4.67%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.10%	1.06%	[3]	1.35%	1.31%	[3]
Net Investment Income (Loss)	(0.75)%	(1.05)%	[3]	(1.00)%	(1.30)%	[3]
Portfolio Turnover Rate	0%	0%	[2]	0%	0%	[2]

[1]	Commencement of operations on May 18, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	127

Financial Highlights (Cont.)	March 31, 2017

	DoubleLine Global Bond Fund
	Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.49	$10.00		$10.49	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.05	0.02		0.02	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.47)	0.49		(0.47)	0.49
Total from Investment Operations	(0.42)	0.51		(0.45)	0.51

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)		(0.01)	(0.02)
Distributions from Return of Capital	(0.01)	—		(0.01)	—
Total Distributions	(0.03)	(0.02)		(0.02)	(0.02)
Net Asset Value, End of Period	$10.04	$10.49		$10.02	$10.49
Total Return	(4.00)%	5.11%	[2]	(4.31)%	5.07%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$475,328	$94,631		$24,058	$41,937
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.66%	1.29%	[3]	0.91%	1.54%	[3]
Expenses After Investment Advisory Fees (Waived)	0.66%	1.29%	[3]	0.91%	1.54%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.66%	0.70%	[3]	0.91%	0.95%	[3]
Net Investment Income (Loss)	0.52%	0.83%	[3]	0.20%	0.58%	[3]
Portfolio Turnover Rate	57%	13%	[2]	57%	13%	[2]

[1]	Commencement of operations on December 17, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Infrastructure Income Fund
	Period Ended March 31, 2017[1]		Period Ended March 31, 2017[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.29		0.26
Net Gain (Loss) on Investments (Realized and Unrealized)	0.01		0.01
Total from Investment Operations	0.30		0.27

Less Distributions:
Distributions from Net Investment Income	(0.23)		(0.21)
Distributions from Net Realized Gain	—	[5]	—	[5]
Total Distributions	(0.23)		(0.21)
Net Asset Value, End of Period	$10.07		$10.06
Total Return	3.11%	[2]	2.76%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$392,117		$567
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.77%	[3]	1.50%	[3]
Expenses After Investment Advisory Fees (Waived)	0.77%	[3]	1.50%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.64%	[3]	0.89%	[3]
Net Investment Income (Loss)	2.78%	[3]	2.53%	[3]
Portfolio Turnover Rate	43%	[2]	43%	[2]

[1]	Commencement of operations on April 1, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	129

Financial Highlights (Cont.)	March 31, 2017

	DoubleLine Ultra Short Bond Fund
	Period Ended March 31, 2017[1]		Period Ended March 31, 2017[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.03		0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	0.01		0.01
Total from Investment Operations	0.04		0.02

Less Distributions:
Distributions from Net Investment Income	(0.03)		—
Total Distributions	(0.03)		—
Net Asset Value, End of Period	$10.01		$10.02
Total Return	0.36%	[2]	0.20%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$8,294		$125
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	4.87%	[3]	5.42%	[3]
Expenses After Investment Advisory Fees (Waived)	4.87%	[3]	5.42%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.35%	[3]	0.60%	[3]
Net Investment Income (Loss)	0.42%	[3]	0.11%	[3]
Portfolio Turnover Rate	79%	[2]	79%	[2]

[1]	Commencement of operations on June 30, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2017

	DoubleLine Shiller Enhanced International CAPE®
	Period Ended March 31, 2017[1]		Period Ended March 31, 2017[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.03		0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	0.85		0.85
Total from Investment Operations	0.88		0.87

Less Distributions:
Distributions from Net Investment Income	(0.02)		(0.01)
Total Distributions	(0.02)		(0.01)
Net Asset Value, End of Period	$10.86		$10.86
Total Return	8.76%	[2]	8.72%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$19,384		$11,499
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	7.10%	[3]	4.93%	[3]
Expenses After Investment Advisory Fees (Waived)	7.10%	[3]	4.93%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.64%	[3]	0.89%	[3]
Net Investment Income (Loss)	0.72%	[3]	0.58%	[3]
Portfolio Turnover Rate	38%	[2]	38%	[2]

[1]	Commencement of operations on December 23, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	131

Notes to Financial Statements	March 31, 2017

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 16 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Shiller Enhanced International CAPE® (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

Effective March 7, 2017, the name of DoubleLine Strategic Commodity Fund’s investment adviser changed from DoubleLine Commodity LP to DoubleLine Alternatives LP.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations
Fund Name	Investment Objective	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—
DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—
DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010
DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—
DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—
DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—
DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—
DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—
DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—
DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—
DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—
DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—
DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

132	DoubleLine Funds Trust

March 31, 2017

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2017, the Funds did not hold any investments in private investment funds.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, futures, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Annual Report	March 31, 2017	133

Notes to Financial Statements (Cont.)	March 31, 2017

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 20171:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$1,032,120,432	$236,040,231	$24,268,013	$33,687,309	$363,901,233	$60,035,944
Affiliated Mutual Funds	—	805,771,067	—	43,334,035	49,250,000	—
Exchange Traded Funds and Common Stock	—	3,299,921	3,553,136	39,789,078	1,389,063	—
Real Estate Investment Trusts	—	—	—	8,112,315	—	—
Total Level 1	1,032,120,432	1,045,111,219	27,821,149	124,922,737	414,540,296	60,035,944
Level 2
US Government / Agency Mortgage Backed Obligations	28,225,673,666	1,344,698,453	—	4,993,218	50,361,279	—
Non-Agency Residential Collateralized Mortgage Obligations	12,037,420,175	633,381,789	—	10,756,132	604,237,450	—
Non-Agency Commercial Mortgage Backed Obligations	3,743,171,709	606,448,554	—	—	604,564,034	—
Other Short Term Investments	2,822,642,501	—	—	5,996,495	—	—
US Government and Agency Obligations	2,580,659,647	1,970,788,392	—	—	435,264,275	—
Collateralized Loan Obligations	2,221,347,627	285,286,029	—	3,867,253	652,908,715	2,997,935
Asset Backed Obligations	1,461,893,199	145,143,143	—	6,702,614	355,126,823	—
US Corporate Bonds	—	1,030,200,004	—	—	387,748,682	15,057,486
Foreign Corporate Bonds	—	651,541,241	695,029,595	—	686,733,037	2,027,500
Bank Loans	—	213,326,517	—	—	194,200,989	392,697,640
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	208,065,285	288,729,520	—	102,305,472	—
Municipal Bonds	—	24,766,695	—	1,556,250	—	—
Warrants	—	69,887	—	—	—	—
Total Level 2	53,092,808,524	7,113,715,989	983,759,115	33,871,962	4,073,450,756	412,780,561
Level 3				.
Non-Agency Residential Collateralized Mortgage Obligations	182,939,325	—	—	—	—	—
Asset Backed Obligations	75,227,758	—	—	—	3,299,463	—
Collateralized Loan Obligations	19,955,229	—	—	—	—	—
Total Level 3	278,122,312	—	—	—	3,299,463	—
Total	$54,403,051,268	$8,158,827,208	$1,011,580,264	$158,794,699	$4,491,290,515	$472,816,505
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$(135,177)	$—	$—
Total Level 1	—	—	—	(135,177)	—	—
Level 2
Total Return Swaps	—	—	—	6,747,543	—	—
Interest Rate Swaps	—	—	—	408,304	—	—
Forward Currency Exchange Contracts	—	—	—	47,872	—	—
Total Level 2	—	—	—	7,203,719	—	—
Level 3	—	—	—	—	—	—
Total	$—	$—	$—	$7,068,542	$—	$—

134	DoubleLine Funds Trust

March 31, 2017

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Investments in Securities
Level 1
Money Market Funds	$266,896,340	$74,582,776	$20,374,644	$674,634	$3,580,482	$18,394,632
Exchange Traded Funds and Common Stock	147,570	137,260	659,791	—	—	—
Affiliated Mutual Funds	—	27,517,456	—	—	—	—
Total Level 1	267,043,910	102,237,492	21,034,435	674,634	3,580,482	18,394,632
Level 2
US Government and Agency Obligations	536,202,555	32,472,547	—	11,985,665	—	132,310,317
Non-Agency Commercial Mortgage Backed Obligations	374,924,415	70,879,037	—	—	—	—
Collateralized Loan Obligations	348,179,973	116,022,248	—	—	—	—
Non-Agency Residential Collateralized Mortgage Obligations	345,239,682	186,302,385	—	—	—	—
Foreign Corporate Bonds	262,473,809	87,397,904	260,366,474	—	—	—
US Corporate Bonds	235,504,137	42,324,344	—	—	—	—
Asset Backed Obligations	191,181,800	30,602,582	—	—	—	—
Bank Loans	182,201,015	68,361,379	—	—	—	—
Other Short Term Investments	169,954,760	—	—	—	27,084,975	—
US Government / Agency Mortgage Backed Obligations	163,422,927	4,767,824	—	49,031,387	—	—
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	48,223,120	33,094,155	56,660,598	—	—	340,318,989
Warrants	—	2,913	—	—	—	—
Total Level 2	2,857,508,193	672,227,318	317,027,072	61,017,052	27,084,975	472,629,306
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	1,645,891	1,658,515	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	—	1,058,420	—	—	—	—
Asset Backed Obligations	—	659,893	—	—	—	—
Total Level 3	1,645,891	3,376,828	—	—	—	—
Total	$3,126,197,994	$777,841,638	$338,061,507	$61,691,686	$30,665,457	$491,023,938
Other Financial Instruments
Level 1	$—	$—	$—	$—	$—	$—
Total Level 1	—	—	—	—	—	—
Level 2
Total Return Swaps	211,404,052	—	—	—	—	—
Excess Return Swaps	—	—	—	—	(1,750,224)	—
Forward Currency Exchange Contracts	—	—	—	—	—	(273,392)
Total Level 2	211,404,052	—	—	—	(1,750,224)	(273,392)
Level 3	—	—	—	—	—	—
Total	$211,404,052	$—	$—	$—	$(1,750,224)	$(273,392)

Annual Report	March 31, 2017	135

Notes to Financial Statements (Cont.)	March 31, 2017

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Investments in Securities
Level 1
Money Market Funds	$25,546,260	$226,548	$8,847,621
Exchange Traded Funds and Common Stock	23,724,052	—	—
Total Level 1	49,270,312	226,548	8,847,621
Level 2
Asset Backed Obligations	137,118,793	—	3,862,938
US Corporate Bonds	124,664,830	2,056,702	6,762,247
Foreign Corporate Bonds	101,435,265	2,015,414	1,254,027
Commercial Paper	—	2,151,300	—
Other Short Term Investments	—	1,995,971	—
US Government and Agency Obligations	—	—	12,058,615
Total Level 2	363,218,888	8,219,387	23,937,827
Level 3	—	—	—
Total	$412,489,200	$8,445,935	$32,785,448
Other Financial Instruments
Level 1	$—	$—	$—
Total Level 1	—	—	—
Level 2
Total Return Swaps	—	—	147,640
Forward Currency Exchange Contracts	—	—	(3,113)
Total Level 2	—	—	144,527
Level 3	—	—	—
Total	$—	$—	$—

See the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2017.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2016, 2015 and 2014 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2017, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2017. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

136	DoubleLine Funds Trust

March 31, 2017

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds’ do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Global Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund and, effective April 1, 2017, the DoubleLine Global Bond Fund will be declared and paid quarterly. Prior to April 1, 2017, the DoubleLine Global Bond Fund declared and paid dividends from net investment income monthly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Funds, other than DoubleLine Strategic Commodity Fund, do not calculate their NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

J. Basis for Consolidation The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and DoubleLine Strategic Commodity Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

Annual Report	March 31, 2017	137

Notes to Financial Statements (Cont.)	March 31, 2017

As of March 31, 2017, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)
Commencement of Operations	6/15/2011	5/18/2015
Fund Net Assets	$168,814,951	$28,783,287
Subsidiary % of Fund Net Assets	6.56%	16.78%
Subsidiary Financial Statement Information
Net Assets	$11,079,065	$4,828,636
Total Income	34,055	20,355
Net Realized Gain/(Loss)	(73,024)	3,854,962

K. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP and DoubleLine Alternatives LP, (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”) provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Shiller Enhanced International CAPE®, each Fund’s expense limitation is expected to apply until at least March 24, 2018. DoubleLine Infrastructure Income Fund’s expense limitation is expected to apply until at least April 1, 2018. DoubleLine Ultra Short Bond Fund’s expense limitation is expected to apply until at least June 29, 2018. DoubleLine Shiller Enhanced International CAPE®’s expense limitation is expected to apply until at least December 21, 2018. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps
	Advisory Fee	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A
DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A
DoubleLine Multi-Asset Growth Fund (Consolidated)	1.00%	1.20%	N/A	1.45%
DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A
DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A
DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A
DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A
DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A
DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A
DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Ultra Short Bond Fund	0.20%	0.35%	0.60%	N/A
DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A

138	DoubleLine Funds Trust

March 31, 2017

To the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed or the fees were waived.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2018	2019	2020
DoubleLine Multi-Asset Growth Fund (Consolidated)	$133,348	$68,149	$21,559
DoubleLine Flexible Income Fund	212,093	84,116	37,456
DoubleLine Low Duration Emerging Markets Fixed Income Fund	302,278	432,477	443,142
DoubleLine Long Duration Total Return Bond Fund	130,444	134,851	80,395
DoubleLine Strategic Commodity Fund (Consolidated)	—	526,045	183,840
DoubleLine Global Bond Fund	—	132,643	13,273
DoubleLine Infrastructure Income Fund	—	—	172,344
DoubleLine Ultra Short Bond Fund	—	—	220,735
DoubleLine Shiller Enhanced International CAPE®	—	—	171,882

For the period ended March 31, 2017, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Shiller Enhanced CAPE®	$691,888
DoubleLine Flexible Income Fund	36,246

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2017.

DoubleLine Core Fixed Income Fund	$1,994,411
DoubleLine Multi-Asset Growth Fund (Consolidated)	169,619
DoubleLine Low Duration Bond Fund	270,570
DoubleLine Flexible Income Fund	176,197

As of March 31, 2017, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner
DoubleLine Global Bond Fund	77%	DoubleLine Core Fixed Income Fund
DoubleLine Infrastructure Income Fund	95%	DoubleLine Core Fixed Income Fund
DoubleLine Long Duration Total Return Bond Fund	79%	DoubleLine Core Fixed Income Fund
DoubleLine Global Bond Fund	6%	DoubleLine Flexible Income Fund
DoubleLine Low Duration Emerging Markets Fixed Income Fund	14%	DoubleLine Low Duration Bond Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2017:

% Owned
DoubleLine Multi-Asset Growth Fund (Consolidated)	77%

Annual Report	March 31, 2017	139

Notes to Financial Statements (Cont.)	March 31, 2017

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time these Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. Subject to the exceptions discussed in the Funds’ prospectus, the Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended March 31, 2017 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$12,922,513,030	$11,856,479,043	$—	$—
DoubleLine Core Fixed Income Fund	4,058,037,041	2,163,700,598	3,784,225,308	3,355,976,169
DoubleLine Emerging Markets Fixed Income Fund	1,120,637,193	928,799,945	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	82,471,181	58,073,435	—	—
DoubleLine Low Duration Bond Fund	2,599,463,521	1,386,031,332	849,494,637	769,317,352
DoubleLine Floating Rate Fund	467,930,950	323,711,917	—	—
DoubleLine Shiller Enhanced CAPE ®	1,929,792,624	394,741,391	778,444,813	503,075,836
DoubleLine Flexible Income Fund	640,338,570	171,520,677	45,212,981	27,895,576
DoubleLine Low Duration Emerging Markets Fixed Income Fund	306,510,245	171,554,481	—	—
DoubleLine Long Duration Total Return Bond Fund	18,062,050	15,106,281	48,352,288	61,683,305
DoubleLine Strategic Commodity Fund (Consolidated)	—	—	—	—
DoubleLine Global Bond Fund	401,250,358	137,593,683	116,199,930	24,804,088
DoubleLine Infrastructure Income Fund	440,158,236	53,810,965	—	—
DoubleLine Ultra Short Bond Fund	5,363,981	1,454,647	—	—
DoubleLine Shiller Enhanced International CAPE ®	11,974,239	366,174	8,864,759	2,686,243

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

140	DoubleLine Funds Trust

March 31, 2017

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended March 31, 2017			Period Ended March 31, 2016
	Ordinary Income	Long Term Capital Gain	Return of Capital	Ordinary Income	Long Term Capital Gain
DoubleLine Total Return Bond Fund	$2,129,609,201	$—	$—	$1,970,721,518	$—
DoubleLine Core Fixed Income Fund	208,702,087	—	—	163,005,483	—
DoubleLine Emerging Markets Fixed Income Fund	37,220,018	—	—	43,372,541	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	4,445,730	—	—	6,392,116	1,826,336
DoubleLine Low Duration Bond Fund	78,226,566	—	—	62,956,909	—
DoubleLine Floating Rate Fund	11,309,711	—	—	12,147,840	—
DoubleLine Shiller Enhanced CAPE®	34,848,113	32,243,835	—	16,492,737	9,504,332
DoubleLine Flexible Income Fund	13,385,086	—	—	7,839,953	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	8,729,899	—	—	5,930,784	—
DoubleLine Long Duration Total Return Bond Fund	2,214,049	—	—	2,155,135	—
DoubleLine Strategic Commodity Fund (Consolidated)	182,603	—	—	9,088	—
DoubleLine Global Bond Fund	396,978	—	284,109	197,265	—
DoubleLine Infrastructure Income Fund	3,490,928	—	—	N/A	N/A
DoubleLine Ultra Short Bond Fund	19,756	—	—	N/A	N/A
DoubleLine Shiller Enhanced International CAPE®	20,768	—	—	N/A	N/A

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of March 31, 2017, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$55,255,328,567	$8,198,687,874	$1,039,906,753	$163,885,449	$4,503,370,739	$471,609,792
Gross Tax Unrealized Appreciation	1,382,110,137	85,396,878	16,619,026	9,883,389	19,653,027	2,648,975
Gross Tax Unrealized Depreciation	(2,234,387,436)	(125,257,544)	(44,945,515)	(14,974,139)	(31,733,251)	(1,442,262)
Net Tax Unrealized Appreciation (Depreciation)	(852,277,299)	(39,860,666)	(28,326,489)	(5,090,750)	(12,080,224)	1,206,713

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Tax Cost of Investments	$3,132,226,277	$777,746,162	$342,351,078	$62,423,491	$34,467,715	$492,424,716
Gross Tax Unrealized Appreciation	226,068,114	5,875,323	2,125,030	610,099	352,300	8,866,412
Gross Tax Unrealized Depreciation	(232,096,397)	(5,779,847)	(6,414,601)	(1,341,904)	(4,154,558)	(10,267,190)
Net Tax Unrealized Appreciation (Depreciation)	(6,028,283)	95,476	(4,289,571)	(731,805)	(3,802,258)	(1,400,778)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Tax Cost of Investments	$412,055,370	$8,438,966	$32,757,670
Gross Tax Unrealized Appreciation	2,958,209	7,601	213,952
Gross Tax Unrealized Depreciation	(2,524,379)	(632)	(186,174)
Net Tax Unrealized Appreciation (Depreciation)	433,830	6,969	27,778

Annual Report	March 31, 2017	141

Notes to Financial Statements (Cont.)	March 31, 2017

As of March 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$(852,277,299)	$(39,860,666)	$(28,326,489)	$(5,090,750)	$(12,080,224)	$1,206,713
Undistributed Ordinary Income	44,303,185	5,643,509	872,343	3,813,664	2,482,218	694,902
Undistributed Long Term Capital Gains	—	—	—	—	—	—
Total Distributable Earnings	44,303,185	5,643,509	872,343	3,813,664	2,482,218	694,902
Other Accumulated Gains (Losses)	(1,865,693,326)	(42,894,753)	(12,875,520)	6,949,523	(21,969,484)	(9,452,924)
Total Accumulated Earnings (Losses)	(2,673,667,440)	(77,111,910)	(40,329,666)	5,672,437	(31,567,490)	(7,551,309)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$(6,028,283)	$95,476	$(4,289,571)	$(731,805)	$(3,802,258)	$(1,400,778)
Undistributed Ordinary Income	20,314,438	591,840	627,097	171,965	3,650,661	—
Undistributed Long Term Capital Gains	103,257,701	—	128,299	—	—	—
Total Distributable Earnings	123,572,139	591,840	755,396	171,965	3,650,661	—
Other Accumulated Gains (Losses)	210,460,949	(2,812,335)	(121,226)	(1,487,121)	(1,750,313)	(3,811,221)
Total Accumulated Earnings (Losses)	328,004,805	(2,125,019)	(3,655,401)	(2,046,961)	(1,901,910)	(5,211,999)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Net Tax Unrealized Appreciation (Depreciation)	$433,830	$6,969	$27,778
Undistributed Ordinary Income	959,057	2,175	584,568
Undistributed Long Term Capital Gains	—	—	—
Total Distributable Earnings	959,057	2,175	584,568
Other Accumulated Gains (Losses)	(848,633)	(13)	143,579
Total Accumulated Earnings (Losses)	544,254	9,131	755,925

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2017, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	1,814,355,048	Indefinite
DoubleLine Core Fixed Income Fund	37,550,909	Indefinite
DoubleLine Emerging Markets Fixed Income Fund	12,932,672	Indefinite
DoubleLine Low Duration Bond Fund	20,597,203	Indefinite
DoubleLine Floating Rate Fund	8,871,167	Indefinite
DoubleLine Flexible Income Fund	2,456,449	Indefinite
DoubleLine Long Duration Total Return Bond Fund	1,324,911	Indefinite

142	DoubleLine Funds Trust

March 31, 2017

As of March 31, 2017, the following Funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss
DoubleLine Global Bond Fund	$916,736	$1,914,490

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses) and consent fee income. For the period ended March 31, 2017, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$727,849,159	$(727,849,159)	$—
DoubleLine Core Fixed Income Fund	13,191,189	(13,191,189)	—
DoubleLine Emerging Markets Fixed Income Fund	98,883	(98,883)	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	806,770	(622,893)	(183,877)
DoubleLine Low Duration Bond Fund	8,339,241	(8,339,241)	—
DoubleLine Floating Rate Fund	38,867	(38,867)	—
DoubleLine Shiller Enhanced CAPE®	2,636,274	(2,636,274)	—
DoubleLine Flexible Income Fund	1,103,602	(1,103,602)	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	97,633	(97,633)	—
DoubleLine Long Duration Total Return Bond Fund	—	—	—
DoubleLine Strategic Commodity Fund (Consolidated)	54,373	(3,854,612)	3,800,239
DoubleLine Global Bond Fund	(3,771,194)	4,055,303	(284,109)
DoubleLine Infrastructure Income Fund	42,182	(42,182)	—
DoubleLine Ultra Short Bond Fund	—	—	—
DoubleLine Shiller Enhanced International CAPE®	235	(235)	—

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	1,511,555,139	$16,337,735,560	1,762,519,501	$19,220,239,412	324,434,484	$3,550,991,953	299,595,407	$3,249,703,452
Class N	348,301,837	3,765,457,623	475,211,866	5,179,721,681	47,100,233	515,180,881	54,551,178	591,687,811
Reinvested Dividends
Class I	111,334,724	1,200,621,661	97,679,661	1,064,103,215	11,549,298	126,516,108	9,055,797	98,353,071
Class N	30,312,173	326,729,209	27,160,833	295,814,232	2,309,279	25,291,372	2,022,844	21,944,431
Shares Redeemed
Class I	(1,687,474,677)	(18,139,635,309)	(907,208,165)	(9,889,480,104)	(158,503,101)	(1,729,543,350)	(145,001,023)	(1,573,009,270)
Class N	(521,395,138)	(5,606,743,926)	(276,177,861)	(3,010,340,121)	(38,056,037)	(416,092,695)	(24,013,524)	(260,436,971)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(207,365,942)	$(2,115,835,182)	1,179,185,835	$12,860,058,315	188,834,156	$2,072,344,269	196,210,679	$2,128,242,524

Annual Report	March 31, 2017	143

Notes to Financial Statements (Cont.)	March 31, 2017

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017			Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	45,973,297	$472,413,041	55,178,656	$554,648,724	2,589,863	$24,144,395		2,500,752	$22,491,147
Class N	14,611,713	150,698,505	21,032,858	211,676,846	—	—		—	—
Class A	—	—	—	—	4,860,323	45,195,042		8,322,576	75,994,583
Reinvested Dividends
Class I	2,376,393	24,404,747	2,858,479	28,039,810	76,181	701,542		185,849	1,691,777
Class N	649,217	6,663,623	857,976	8,459,813	—	—		—	—
Class A	—	—	—	—	35,819	328,309		211,996	1,914,682
Shares Redeemed
Class I	(31,095,986)	(320,198,979)	(54,134,807)	(523,833,141)	(2,397,783)	(22,159,916	)#	(2,298,221)	(20,590,840	)*
Class N	(14,050,414)	(143,854,995)	(23,900,960)	(238,217,742)	—	—		—	—
Class A	—	—	—	—	(5,607,038)	(51,863,573	)#	(4,262,149)	(38,461,355	)*
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	18,464,220	$190,125,942	1,892,202	$40,774,310	(442,635)	$(3,654,201)		4,660,803	$43,039,994

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017			Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	215,030,009	$2,159,461,515	134,933,087	$1,357,710,671	18,481,730	$183,178,045		17,393,275	$174,009,480
Class N	73,298,275	735,441,924	45,028,340	452,716,429	9,091,207	90,293,490		4,824,858	48,272,154
Reinvested Dividends
Class I	3,949,425	39,652,904	2,902,515	29,164,428	431,276	4,260,647		445,232	4,423,456
Class N	2,254,104	22,616,259	2,074,916	20,849,788	172,847	1,711,179		147,867	1,470,439
Shares Redeemed
Class I	(116,878,696)	(1,172,999,161)	(80,500,458)	(809,078,824)	(12,426,950)	(122,822,477	)~	(24,939,341)	(249,436,789	)^
Class N	(38,426,807)	(385,558,984)	(44,109,966)	(443,617,479)	(3,452,232)	(34,168,654	)~	(2,616,823)	(25,904,180	)^
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	139,226,310	$1,398,614,457	60,328,434	$607,745,013	12,297,878	$122,452,230		(4,744,932)	$(47,165,440)

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017			Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	128,671,146	$1,786,629,059	41,453,903	$494,197,119	52,891,181	$516,918,176		21,499,928	$211,974,817
Class N	45,626,661	634,244,411	12,189,003	144,752,851	11,830,952	115,360,862		7,486,460	73,646,868
Reinvested Dividends
Class I	3,095,216	42,589,328	1,476,805	17,668,300	734,612	7,177,826		447,693	4,361,213
Class N	825,260	11,355,650	373,282	4,466,707	316,282	3,086,449		184,609	1,796,873
Shares Redeemed
Class I	(21,548,437)	(295,139,017)	(13,146,855)	(155,368,376)	(10,049,430)	(98,158,118)		(10,890,962)	(105,723,553)
Class N	(10,204,236)	(140,102,293)	(3,879,667)	(45,990,260)	(3,748,450)	(36,541,280)		(3,830,401)	(37,206,473)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	146,465,610	$2,039,577,138	38,466,471	$459,726,341	51,975,147	$507,843,915		14,897,327	$148,849,745

144	DoubleLine Funds Trust

March 31, 2017

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	9,645,650	$94,767,162	5,615,248	$55,212,165	495,668	$5,130,338	528,232	$5,304,239
Class N	12,840,946	126,784,920	7,167,948	70,403,717	1,658,759	17,151,231	1,704,462	17,319,167
Reinvested Dividends
Class I	106,089	1,040,548	67,638	656,267	7,621	79,809	10,593	106,495
Class N	494,414	4,859,319	313,363	3,026,806	38,978	404,559	46,632	467,544
Shares Redeemed
Class I	(3,210,924)	(31,520,377)	(5,317,565)	(51,843,841)	(814,365)	(8,406,032)	(464,030)	(4,701,637)
Class N	(3,733,673)	(36,726,042)	(3,175,455)	(31,105,883)	(3,024,266)	(30,879,284)	(1,149,451)	(11,691,770)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	16,142,502	$159,205,530	4,671,177	$46,349,231	(1,637,605)	$(16,519,379)	676,438	$6,804,038

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund
	Year Ended March 31, 2017		Period Ended March 31, 2016		Year Ended March 31, 2017		Period Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	2,255,511	$21,277,815	3,265,686	$28,623,750	42,140,256	$428,673,225	9,507,800	$95,140,112
Class N	666,499	6,246,262	198,077	1,720,801	2,186,617	23,056,324	4,028,788	41,320,016
Reinvested Dividends
Class I	16,781	159,081	947	8,236	3,057	32,242	774	8,045
Class N	1,250	11,827	25	214	7,466	78,428	2,585	26,935
Shares Redeemed
Class I	(3,110,492)	(28,404,033)	(44,967)	(388,627)	(3,803,702)	(39,667,204)	(491,338)	(5,036,242)
Class N	(126,863)	(1,201,618)	(34,166)	(289,773)	(3,790,430)	(38,391,980)	(34,728)	(357,420)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(297,314)	$(1,910,666)	3,385,602	$29,674,601	36,743,264	$373,781,035	13,013,881	$131,101,446

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund		DoubleLine Shiller Enhanced International CAPE®
	Period Ended March 31, 2017		Period Ended March 31, 2017		Period Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	39,499,646	$397,100,699	960,051	$9,600,513	2,298,659	$24,078,547
Class N	88,718	899,656	37,696	376,964	1,070,884	11,568,756
Reinvested Dividends
Class I	4,507	45,748	1,974	19,750	547	5,882
Class N	668	6,718	—	—	388	4,213
Shares Redeemed
Class I	(543,073)	(5,577,227)	(133,524)	(1,335,367)	(514,616)	(5,391,960)
Class N	(33,038)	(336,674)	(25,270)	(252,703)	(12,780)	(138,357)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	39,017,428	$392,138,920	840,927	$8,409,157	2,843,082	$30,127,081

#	Net of redemption fees of $4,348 and $3,078 for Class I and Class A, respectively

~	Net of redemption fees of $74,170 and $13,516 for Class I and Class N, respectively

*	Net of redemption fees of $8,639 and $4,093 for Class I and Class A, respectively.

^	Net of redemption fees of $81,279 and $15,764 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if

Annual Report	March 31, 2017	145

Notes to Financial Statements (Cont.)	March 31, 2017

invested in shares of each respective Fund or other funds managed by each Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the period ended March 31, 2017, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees
DoubleLine Total Return Bond Fund	$649,995	$32,651	$682,646
DoubleLine Core Fixed Income Fund	72,455	4,031	76,486
DoubleLine Emerging Markets Fixed Income Fund	9,067	481	9,548
DoubleLine Multi-Asset Growth Fund (Consolidated)	1,497	89	1,586
DoubleLine Low Duration Bond Fund	36,153	1,841	37,994
DoubleLine Floating Rate Fund	3,071	184	3,255
DoubleLine Shiller Enhanced CAPE®	21,749	867	22,616
DoubleLine Flexible Income Fund	2,409	220	2,629
DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,997	112	2,109
DoubleLine Long Duration Total Return Bond Fund	850	40	890
DoubleLine Strategic Commodity Fund (Consolidated)	3	17	20
DoubleLine Global Bond Fund	3,044	167	3,211
DoubleLine Infrastructure Income Fund	1,496	67	1,563
DoubleLine Ultra Short Bond Fund	1,126	3	1,129
DoubleLine Shiller Enhanced International CAPE®	333	46	379

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended March 31, 2017, is as follows:

	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Average Market Value
Purchased Options	$73,000	$—	$—	$—	$—
Written Options	35,800	—	—	—	—
Futures Contracts - Long	323,132	—	—	—	—
Futures Contracts - Short	(41,174)	—	—	—	—
Average Notional Balance
Excess Return Swaps - Long	—	—	23,238,000	—	—
Excess Return Swaps - Short	—	—	2,315,000	—	—
Interest Rate Swaps	8,000,000	—	—	—	—
Total Return Swaps - Long	36,292,902	1,572,100,000	—	—	4,960,000
Total Return Swaps - Short	10,610,529	—	—	—	—
Forward Currency Exchange Contracts	17,285,819	—	—	81,264,766	$45,924,411

146	DoubleLine Funds Trust

March 31, 2017

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

The activity in written options during the period ended March 31, 2017, is as follows:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Number of Contracts	Premium Amount
Outstanding, Beginning of Period	100	$279,800
Options Expired	(100)	(279,800)
Outstanding, End of Period	—	$—

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Annual Report	March 31, 2017	147

Notes to Financial Statements (Cont.)	March 31, 2017

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statements of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended March 31, 2017, was as follows:

		Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Forward Contracts
Currency	Net Unrealized Appreciation (Depreciation) on Forwards	$47,872	$—	$—	$(273,392)	$(3,113)
Futures Contracts
Commodity		$4,991	$—	$—	$—	$—
Index		(35,815)	—	—	—	—
Treasury Bond		(104,353)	—	—	—	—
	Net Unrealized Appreciation (Depreciation) on Futures	$(135,177)	$—	$—	$—	$—
Swap Contracts
Excess Return		$—	$—	$(1,750,224)	$—	$—
Interest Rate		408,304	—	—	—	—
Total Return		6,747,543	211,404,052	—	—	147,640
	Net Unrealized Appreciation (Depreciation) on Swaps	$7,155,847	$211,404,052	$(1,750,224)	$—	$147,640

148	DoubleLine Funds Trust

March 31, 2017

The effect of derivative instruments on the Statements of Operations for the period ended March 31, 2017, was as follows:

		Realized Gain (Loss) on Derivatives					Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Purchased Options
Equity		$(226,341)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Index		(521,200)	—	—	—	—	156,200	—	—	—	—
	Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$(747,541)	$—	$—	$—	$—	$156,200	$—	$—	$—	$—
Written Options
Index	Net Realized and Unrealized Gain (Loss) on Written Options	$279,800	$—	$—	$—	$—	$(100,800)	$—	$—	$—	$—
Forward Contracts
Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$(690,171)	$—	$—	$73,942	$25,824	$(41,246)	$—	$—	$(273,392)	$(3,113)
Futures Contracts
Commodity		$1,272,848	$—	$—	$—	$—	$14,624	$—	$—	$—	$—
Exchange Rate		1,396	—	—	—	—	—	—	—	—	—
Index		6,062,552	—	—	—	—	(235,677)	—	—	—	—
Treasury Bond		(48,573)	—	—	—	—	(104,353)	—	—	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$7,288,223	$—	$—	$—	$—	$(325,406)	$—	$—	$—	$—
Swap Contracts
Excess Return		$—	$—	$3,859,951	$—	$—	$—	$—	$(2,194,156)	$—	$—
Interest Rate		248,000	—	—	—	—	408,304	—	—	—	—
Total Return		1,863,998	156,255,578	—	—	620,993	6,747,543	165,838,050	—	—	147,640
	Net Realized and Unrealized Gain (Loss) on Swaps	$2,111,998	$156,255,578	$3,859,951	$—	$620,993	$7,155,847	$165,838,050	$(2,194,156)	$—	$147,640

Annual Report	March 31, 2017	149

Notes to Financial Statements (Cont.)	March 31, 2017

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2017, the Trust held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$144,857	$96,985	$47,872	$—	$—	$47,872
Swap Contracts	7,225,432	69,585	7,155,847	69,585	6,808,820	277,442
	$7,370,289	$166,570	$7,203,719	$69,585	$6,808,820	$325,314

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$96,985	$96,985	$—	$—	$—	$—
Swap Contracts	69,585	69,585	—	—	—	—
	$166,570	$166,570	$—	$—	$—	$—

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$212,802,747	$1,398,695	$211,404,052	$78,563,489	$132,840,563	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$1,398,695	$1,398,695	$—	$—	$—	$—

150	DoubleLine Funds Trust

March 31, 2017

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$3,023	$3,023	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$1,753,247	$3,023	$1,750,224	$1,750,224	$—	$—

DoubleLine Global Bond Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$1,100,499	$1,100,499	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$1,373,891	$1,100,499	$273,392	$—	$—	$273,392

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$173,521	$173,521	$—	$—	$—	$—
Swap Contracts	147,640	—	147,640	—	—	147,640
	$321,161	$173,521	$147,640	$—	$—	$147,640

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$176,634	$173,521	$3,113	$—	$—	$3,113

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating

Annual Report	March 31, 2017	151

Notes to Financial Statements (Cont.)	March 31, 2017

rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 3.07% for the year ended March 31, 2017).

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $40,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% and the credit facility bears an unused commitment fee equal to 0.12% on the unused portion of the credit facility.

For the period ended March 31, 2017, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$4,665,950	$47,808,000	$15,713	$—
DoubleLine Floating Rate Fund	—	—	—	48,667
DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,220,000	2,446,000	1,933	—
DoubleLine Long Duration Total Return Bond Fund	5,428,286	5,645,000	3,166	—
DoubleLine Global Bond Fund	1,121,000	6,452,000	934	—
DoubleLine Infrastructure Income Fund	36,000	116,000	15	—
DoubleLine Ultra Short Bond Fund	116,000	116,000	10	—

13.  Significant Shareholder Holdings

As of March 31, 2017, a single beneficial shareholder unaffiliated with the Funds held 39% of the outstanding Class I shares of DoubleLine Ultra Short Bond Fund and 38% of DoubleLine Ultra Short Bond Fund’s total outstanding shares. That shareholder may be deemed to control the DoubleLine Ultra Short Bond Fund and a redemption of all or a substantial portion of that shareholder’s investment in the DoubleLine Ultra Short Bond Fund may adversely affect its investment performance.

As of March 31, 2017, shareholders affiliated with the Funds and/or Advisers owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund
DoubleLine Strategic Commodity Fund (Consolidated) - Class I	1,491,712	63%	48%
DoubleLine Ultra Short Bond Fund - Class I	491,252	59%	60%
DoubleLine Ultra Short Bond Fund - Class N	10,000	80%	60%
DoubleLine Shiller Enhanced International CAPE® - Class I	490,000	27%	17%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note.

152	DoubleLine Funds Trust

March 31, 2017

14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, an Adviser may have an incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•	asset allocation risk: the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by an Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire

Annual Report	March 31, 2017	153

Notes to Financial Statements (Cont.)	March 31, 2017

amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

°	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (v) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	focused investment risk: the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, countries, regions, sectors or asset classes in which the Fund is invested.

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March 31, 2017

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by each Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	index risk: the risk that a Fund’s return may not match or may underperform the return of an index utilized by the Fund. In addition, a decline in the value of an index used by the Fund should be expected to reduce the overall total return of the Fund. Although an Adviser may license from an index’s sponsor the right to use an index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that an index used by the Fund will be maintained indefinitely or that the Fund will be able to continue to utilize the index to implement the Fund’s principal investment strategies indefinitely.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•	investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	large shareholder risk: the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund. It is unclear whether the

Annual Report	March 31, 2017	155

Notes to Financial Statements (Cont.)	March 31, 2017

protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on each adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	restricted securities risk: a Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

156	DoubleLine Funds Trust

March 31, 2017

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

15.  Subsequent Events

Effective April 1, 2017, the DoubleLine Global Bond Fund began declaring and paying dividends of net investment income quarterly, rather than monthly.

Effective April 1, 2017, the following Funds’ Advisory Fee rates were reduced and the Adviser lowered the expense caps applicable to those Funds. Under the revised expense caps, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse each Fund for other ordinary operating expenses to the extent necessary to limit the Funds’ ordinary operating expenses to amounts not to exceed the amounts shown in the following table. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until March 24, 2018 for the DoubleLine Multi-Asset Growth Fund and June 29, 2018 for the DoubleLine Ultra Short Bond Fund, except that they may be terminated by the Board at any time.

		Expense Caps
	Advisory Fee	I Shares	N Shares
DoubleLine Multi-Asset Growth Fund	0.95%	1.15%	1.40%
DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%

On April 6, 2017, DoubleLine Low Duration Emerging Markets Fixed Income Fund honored redemption requests representing approximately 40% of its then outstanding shares by distributing to the redeeming shareholders an approximately pro rata portion of its portfolio. The Fund’s net assets following that redemption on April 7, 2017 were approximately $198 million.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Annual Report	March 31, 2017	157

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (summary schedule of investments for DoubleLine Total Return Bond Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, and DoubleLine Shiller Enhanced International CAPE® (fifteen of the funds constituting DoubleLine Funds Trust, hereafter referred to as the “Funds”) as of March 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 23, 2017

158	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) March 31, 2017

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/16 through 3/31/17.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/17	Expenses Paid During Period*1	Ending Account Value 3/31/17	Expenses Paid During Period*1
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$992	$2.33	$1,023	$2.37
	Class N	0.72%	$1,000	$992	$3.58	$1,021	$3.63
DoubleLine Core Fixed Income Fund	Class I	0.43%	$1,000	$990	$2.13	$1,023	$2.17
	Class N	0.68%	$1,000	$988	$3.37	$1,022	$3.43
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.92%	$1,000	$1,028	$4.65	$1,020	$4.63
	Class N	1.17%	$1,000	$1,027	$5.91	$1,019	$5.89
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.08%	$1,000	$1,075	$5.59	$1,020	$5.44
	Class A	1.33%	$1,000	$1,072	$6.87	$1,018	$6.69
DoubleLine Low Duration Bond Fund	Class I	0.42%	$1,000	$1,009	$2.10	$1,023	$2.12
	Class N	0.67%	$1,000	$1,008	$3.35	$1,022	$3.38
DoubleLine Floating Rate Fund	Class I	0.67%	$1,000	$1,020	$3.37	$1,022	$3.38
	Class N	0.92%	$1,000	$1,019	$4.63	$1,020	$4.63
DoubleLine Shiller Enhanced CAPE®	Class I	0.57%	$1,000	$1,118	$3.01	$1,022	$2.87
	Class N	0.82%	$1,000	$1,117	$4.33	$1,021	$4.13

Annual Report	March 31, 2017	159

Shareholder Expenses (Cont.)	(Unaudited) March 31, 2017

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/17	Expenses Paid During Period*1	Ending Account Value 3/31/17	Expenses Paid During Period*1
DoubleLine Flexible Income Fund	Class I	0.75%	$1,000	$1,018	$3.77	$1,021	$3.78
	Class N	1.00%	$1,000	$1,016	$5.03	$1,020	$5.04
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,010	$2.96	$1,022	$2.97
	Class N	0.84%	$1,000	$1,009	$4.21	$1,021	$4.23
DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$915	$3.10	$1,022	$3.28
	Class N	0.90%	$1,000	$914	$4.29	$1,020	$4.53
DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$1,016	$5.53	$1,019	$5.54
	Class N	1.35%	$1,000	$1,015	$6.78	$1,018	$6.79
DoubleLine Global Bond Fund	Class I	0.63%	$1,000	$940	$3.05	$1,022	$3.18
	Class N	0.88%	$1,000	$938	$4.25	$1,021	$4.43
DoubleLine Infrastructure Income Fund	Class I	0.63%	$1,000	$996	$3.13	$1,022	$3.18
	Class N	0.88%	$1,000	$994	$4.37	$1,021	$4.43
DoubleLine Ultra Short Bond Fund	Class I	0.35%	$1,000	$1,003	$1.75	$1,023	$1.77
	Class N	0.60%	$1,000	$1,002	$2.99	$1,022	$3.02
DoubleLine Shiller Enhanced International CAPE®	Class I	0.65%	$1,000	$1,074	$1.81	$1,022	$3.28
	Class N	0.90%	$1,000	$1,073	$2.51	$1,020	$4.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Shiller Enhanced International CAPE® are multiplied by 98/365, which is based on the date of inception (December 23, 2016).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

160	DoubleLine Funds Trust

Growth of Investment	(Unaudited) March 31, 2017

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	5 Year	Since Inception (4/6/2010)
DoubleLine Total Return Bond Fund Class I	1.46%	3.64%	6.69%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	3.57%

DoubleLine Total Return Bond Fund Class N	1.21%	3.40%	6.43%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	161

Growth of Investment (Cont.)	(Unaudited) March 31, 2017

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	5 Year	Since Inception (6/1/2010)
DoubleLine Core Fixed Income Fund Class I	2.80%	3.52%	5.62%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	3.28%

DoubleLine Core Fixed Income Fund Class N	2.54%	3.27%	5.36%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

162	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	5 Year	Since Inception (4/6/2010)
DoubleLine Emerging Markets Fixed Income Fund Class I	13.19%	4.80%	6.20%
JP Morgan Emerging Markets Bond Global Diversified Index	8.92%	5.83%	6.92%

DoubleLine Emerging Markets Fixed Income Fund Class N	12.91%	4.54%	5.94%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan Emerging Markets Bond Global Diversified Index — This index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the Emerging Markets Bond Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	163

Growth of Investment (Cont.)	(Unaudited) March 31, 2017

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	5 Year	Since Inception (12/20/2010)
DoubleLine Multi-Asset Growth Fund Class I	14.63%	4.36%	4.10%
S&P 500® Index	17.17%	13.30%	13.10%
Blended Benchmark	5.35%	1.32%	2.33%

DoubleLine Multi-Asset Growth Fund (with load) Class A	9.41%	3.18%	3.11%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Benchmark: 60% Bloomberg Barclays U.S. Aggregate Bond Index/ 25% Morgan Stanley Capital International All Country World Index Net/ 15% Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Total Return Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Standard & Poor’s/Goldman Sachs Commodity Total Return Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. This index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the index a valuable economic indicator and commodities market benchmark. The Morgan Stanley Capital International All Country World Index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

164	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	5 Year	Since Inception (9/30/2011)
DoubleLine Low Duration Bond Fund Class I	2.99%	2.02%	2.29%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.25%	0.64%	0.60%

DoubleLine Low Duration Bond Fund Class N	2.64%	1.78%	2.03%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The BofA/Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	165

Growth of Investment (Cont.)	(Unaudited) March 31, 2017

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	Since Inception (2/1/2013)
DoubleLine Floating Rate Fund Class I	4.99%	2.93%
S&P/LSTA Leveraged Loan Index	9.72%	3.88%

DoubleLine Floating Rate Fund Class N	4.73%	2.73%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P/LSTA Leveraged Loan Index — The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leverage loan market. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

166	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	Since Inception (10/31/2013)
DoubleLine Shiller Enhanced CAPE® Class I	24.75%	16.19%
S&P 500® Index	17.17%	11.41%
Shiller Barclays CAPE® US Sector Total Return USD Index	22.87%	14.79%

DoubleLine Shiller Enhanced CAPE® Class N	24.48%	15.90%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Shiller Barclays CAPE® US Sector Total Return USD Index — The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	167

Growth of Investment (Cont.)	(Unaudited) March 31, 2017

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	Since Inception (4/7/2014)
DoubleLine Flexible Income Fund Class I	6.48%	3.29%
LIBOR USD 3 Month	0.83%	0.50%

DoubleLine Flexible Income Fund Class N	6.23%	3.05%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

LIBOR USD 3 Month — London Interbank Offered Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

168	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	Since Inception (4/7/2014)
DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	5.95%	2.98%
JP Morgan CEMBI Broad Diversified 1-3 Year index	5.65%	3.63%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	5.69%	2.77%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan CEMBI Broad Diversified 1-3 Year Index — This index is a market capitalization weighted index consisting of 1-3 year maturity US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	169

Growth of Investment (Cont.)	(Unaudited) March 31, 2017

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	Since Inception (12/15/2014)
DoubleLine Long Duration Total Return Bond Fund Class I	(2.82)%	2.15%
Bloomberg Barclays U.S. Long-Term Government/Credit Index	0.98%	2.26%

DoubleLine Long Duration Total Return Bond Fund Class N	(3.08)%	1.86%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Long-Term Government/Credit Index — This index includes publicly issued U.S. Treasury debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

170	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	Since Inception (5/18/2015)
DoubleLine Strategic Commodity Fund Class I	7.93%	(3.35)%
Bloomberg Commodity Index Total Return	8.71%	(10.27)%

DoubleLine Strategic Commodity Fund Class N	7.55%	(3.65)%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Commodity Index Total Return—This index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	171

Growth of Investment (Cont.)	(Unaudited) March 31, 2017

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	Since Inception (12/17/2015)
DoubleLine Global Bond Fund Class I	(4.00)%	0.71%
Citi World Government Bond Index	(3.65)%	2.78%

DoubleLine Global Bond Fund Class N	(4.31)%	0.42%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The Citi World Government Bond Index measures the performance of fixed-rate, local currency and investment grade sovereign bonds. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

172	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Infrastructure Income Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2017

Since Inception Not Annualized (4/1/2016)
DoubleLine Infrastructure Income Fund Class I	3.11%
Bloomberg Barclays U.S. Aggregate Bond Index	0.48%

DoubleLine Infrastructure Income Fund Class N	2.76%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	173

Growth of Investment (Cont.)	(Unaudited) March 31, 2017

DoubleLine Ultra Short Bond Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2017

Since Inception Not Annualized (6/30/2016)
DoubleLine Ultra Short Bond Fund Class I	0.36%
BofA/Merrill Lynch 3 Month Treasury Bill Index	0.28%

DoubleLine Ultra Short Bond Fund Class N	0.20%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

BofA Merrill Lynch 3 Month Treasury Bill Index —This index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but no beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

174	DoubleLine Funds Trust

(Unaudited) March 31, 2017

DoubleLine Shiller Enhanced International CAPE®

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2017

Since Inception Not Annualized (12/23/2016)
DoubleLine Shiller Enhanced International CAPE® Class I	8.76%
MSCI Europe Net Return USD Index	8.77%

DoubleLine Shiller Enhanced International CAPE® Class N	8.72%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

MSCI Europe Net Return USD Index —This index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 446 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	175

Evaluation of Advisory Agreement by the Boards of Trustees	(Unaudited) March 31, 2017

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 9, 2017 meeting (the “Meeting”) of the Boards of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT and DBL, are the “Trusts”), including in respect of each of DFT’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser” or “DoubleLine”) and DFT, in respect of each of DoubleLine Total Return Bond Fund (“Total Return”), DoubleLine Core Fixed Income Fund (“Core Fixed Income”), DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), DoubleLine Cayman Multi Asset Growth Fund I Ltd., DoubleLine Low Duration Fund (“Low Duration”), DoubleLine Floating Rate Fund (“Floating Rate”), DoubleLine Shiller Enhanced CAPE® (“CAPE”), DoubleLine Flexible Income Fund (“Flexible Income”), DoubleLine Low Duration Emerging Markets Fixed Income Fund (“LDEMFI”), DoubleLine Selective Credit Fund (“Selective Credit”), DoubleLine Long Duration Total Return Bond Fund (“LD Total Return”), and DoubleLine Global Bond Fund (“Global Bond”) (collectively, with DoubleLine Strategic Commodity Fund (“Strategic Commodity”), the “DFT 15(c) Funds”), for an additional one-year period; the Investment Management Agreements (the “Commodity Advisory Agreements”) between DoubleLine Alternatives LP (formerly, DoubleLine Commodity LP) (“DoubleLine Alternatives” or an “Adviser” or “DoubleLine”) and DFT, in respect of each of Strategic Commodity and DoubleLine Strategic Commodity Ltd., as applicable, for an additional one-year period; the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period; and the Investment Management Agreement between DoubleLine Capital and DSL (the “DSL Advisory Agreement” and together with the DFT Advisory Agreements, the Commodity Advisory Agreements, and the DBL Advisory Agreement, the “Advisory Agreements”) for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees noted that they would consider the proposed renewal of each Fund’s Advisory Agreement and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year.

The Trustees’ determination to approve the continuance of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both for the February 9, 2017 meeting and at prior meetings. Those meetings include meetings held by the Independent Trustees outside the presence of management and meetings held on February 1, 2017, February 3, 2017 and February 7, 2017 specifically to review and consider materials related to the proposed continuance of each Advisory Agreement. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

176	DoubleLine Funds Trust

(Unaudited) March 31, 2017

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by the Adviser to each Fund, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that the Adviser provides a full investment program for the Funds it advises, and noted the Adviser’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. In respect of each Fund, the Board considered the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared the DFT 15(c) Funds’ advisory fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the three-month, six-month and one-year periods ended December 31, 2016 and, where applicable, the performance records (Class I shares) for the three- and five-year periods ended December 31, 2016 against a group of each DFT 15(c) Fund’s peer funds selected by Strategic Insight. The Independent Trustees met with Strategic Insight representatives to receive a report regarding Strategic Insight’s selection of peer groups, including the views of Strategic Insight regarding the challenges Strategic Insight encountered in assembling a peer group of funds with investment strategies substantially similar to those of certain 15(c) Funds, such as CAPE, LDEMFI and MAG.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each DFT 15(c) Fund, other than Total Return, LDEMFI, Selective Credit, Floating Rate and Global Bond, was in the first or second performance quartile relative to its respective peer group over the one-year period ending December 31, 2016, and that each DFT 15(c) Fund with a sufficiently long track record was in the first or second performance quartile relative to its respective peers for the three- and five-year periods ended December 31, 2016 (other than MAG, which was in the second and third performance quartiles for the three- and five-year periods, respectively, and Floating Rate, which was in the third quartile for the three-year period). The Trustees noted the reasons provided by management for the relative underperformance of each Fund that performed in the third or fourth performance quartile over the one- or three-year period ending December 31, 2016 (as applicable), including Floating Rate’s relatively low exposure to lower quality credits and Total Return’s and Selective Credit’s relative underweight to corporate bonds. The Trustees also considered management’s explanation of the unique investment strategies of MAG and LDEMFI in evaluating their performance relative to the peer groups as presented by Strategic Insight. The Trustees further noted the reasons provided by management for the relative underperformance of Global Bond during its initial period of operations and they considered that the Fund has only a short operating history.

The Trustees considered the portion of the Strategic Insight Reports covering the DFT 15(c) Funds’ expenses and advisory fees, noting that the reports showed that each DFT 15(c) Fund, other than CAPE and EMFI, had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that each DFT 15(c) Fund, other than EMFI and MAG, had a net management fee ratio in the first or second quartile relative to its respective peer group. The Trustees noted that CAPE’s net total expense ratio was only slightly above the median of its peer group. They noted that EMFI’s net total expense ratio was near the median of its peer group, that EMFI’s net management fee, though above the median, was below a number of its peers, and that EMFI’s performance was in the first quartile of its peer group over each period shown in the Strategic Insight Reports. The Trustees noted that MAG’s net management fee was only slightly above median and that MAG’s net total expense ratio was below the median of its peer group. The Trustees also noted DoubleLine’s commitment, effective April 1, 2017, to reduce MAG’s investment advisory fee from 1.00% to 0.95%, and make a commensurate reduction in MAG’s expense limitation agreement for a period of at least one year.

The Trustees evaluated each DFT 15(c) Fund’s net management fee rate in light of its asset size, noting that a number of the DFT 15(c) Funds had achieved significant scale. The Trustees noted that the net management fee rates of the DFT 15(c) Funds with significant scale were generally attractive or at least highly competitive relative to their peer groups and appeared to be consistent with DoubleLine’s general pricing philosophy of setting a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate.

The Trustees considered the Strategic Insight Report regarding DBL that compared the Fund’s management fees (based on managed assets and net assets (i.e., not including those assets attributable to borrowings and certain other forms of leverage)), total expense ratio (both inclusive and exclusive of investment related expenses (“IRE”)) also based on managed assets and net assets, and the performance record based on net asset value for the three-year, one-year, six-month, and three-month periods ended December 31, 2016 against a group of DBL’s peer funds. The Trustees noted that DBL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for the three-year period shown, but that DBL’s performance had been in the fourth quartile over the one-year period. The Trustees noted that DBL’s net management fee ratio based on managed assets was above the median of its peer group, but that DBL’s net total expense ratios (both on a managed assets and net asset basis and including IRE in both instances) were below DBL’s peer group medians, as was DBL’s net management fee based on net assets.

Annual Report	March 31, 2017	177

Evaluation of Advisory Agreement by the Boards of Trustees (Cont.)	(Unaudited) March 31, 2017

The Trustees considered the Strategic Insight Report regarding DSL, noting that DSL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for each of the three-month, six-month, one-year, and three-year periods shown. The Trustees noted that DSL’s management fee (both on a managed assets and net asset basis) was above median and near the highest in its peer group on a managed assets basis, and that DSL’s net operating expense ratios (both on a managed assets and net asset basis and including investment related expenses in each case) were above, but near the median of DSL’s peer group.

In evaluating DBL’s and DSL’s comparative management fees and expenses, the Trustees considered they had received reports from DoubleLine supporting the conclusion that DBL’s and DSL’s total return performance had generally benefitted from the use of leverage notwithstanding the expenses associated with it. The Trustees noted also DSL’s first quartile performance across all periods shown, and DoubleLine’s representations that DBL invests more heavily in mortgage-related investments than other funds included in the peer group. The Trustees also acknowledged comments from DoubleLine that DBL’s lack of exposure to high yield and other corporate debt contributed to its recent relative underperformance. In evaluating the comparative net management fees, the Trustees also considered DoubleLine’s statement that the Adviser had attempted to set each Fund’s fees at each Fund’s inception at rates that reflect competitive market levels, but that also reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees noted that both DBL and DSL employed leverage during the period ended December 31, 2016. They noted further that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under DBL’s and DSL’s Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to borrowings, reverse repurchase agreements and other forms of leverage outstanding). The Trustees noted that, in this regard, the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and DBL’s and DSL’s common shareholders, respectively, on the other. The Trustees considered information from DoubleLine, including discussions with management, regarding the reasons why the Adviser believes DBL’s and DSL’s use of leverage has benefitted the total return performance of DBL and DSL and continues to be appropriate and in the best interests of each Fund’s common shareholders under current market conditions.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies. The Trustees noted the information management provided regarding certain large institutional separate accounts and funds sub-advised by DoubleLine that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing and sponsoring public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed the financial and profitability information for DoubleLine, including information as to each Adviser’s profitability with respect to each Fund. The Trustees considered information provided by management regarding the methodologies, estimates, and assumptions that had been used in compiling those reports. The Trustees also reviewed information

178	DoubleLine Funds Trust

(Unaudited) March 31, 2017

concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to DoubleLine from managing the Funds. The Trustees also noted other benefits that DoubleLine reported it and its affiliates receive as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating DoubleLine’s profitability, the Trustees considered that DoubleLine presented profitability information that was reduced by certain distributions made to the DoubleLine’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted that the Adviser’s profitability in respect of each 15(c) Fund was shown both before and after certain distribution and shareholder servicing payments made by the Adviser. They noted that they would consider the profitability margins before distribution and shareholder servicing payments borne by DoubleLine for purposes of evaluating whether to continue each Advisory Agreement for another one-year period. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that in light of other considerations they might find relevant, such as the nature and quality of the services provided by DoubleLine, the efficiency and cost structure of DoubleLine, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees considered the potential benefits that DoubleLine could receive in respect of certain soft dollar credits generated by the brokerage commissions paid by the DoubleLine funds, and they noted DoubleLine’s representations that soft dollar arrangements are not currently in place for any of the Funds. The Trustees separately considered that DoubleLine was continuing to invest in its business to maintain its ability to provide high quality services for the Funds, and noted DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees considered statements from management that DoubleLine did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons, including DoubleLine’s general approach to investment advisory fees, which was to seek to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. They noted statements from management that that approach has facilitated the Open-End Funds’ asset raising efforts and allowed the Open-End Funds to compete with peer funds with larger asset bases from inception notwithstanding, in some cases, the Open-End Funds’ smaller asset bases. The Trustees further noted that the Adviser was still subsidizing the expenses of a number of the Funds. The Trustees also noted the Adviser’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure.

With regard to the Closed-End Funds, the Trustees noted that they have not increased in assets significantly from their initial offering due principally to their status as closed-end investment companies. They noted that there were no substantial increases in economies of scale realized with respect to the Closed-End Funds since their inception and that, in the Adviser’s view, the levels of the firm’s profitability in respect of DBL and DSL are appropriate in light of the investment the firm has made in the products, the quality of the investment management and other teams provided by the firm, and the continued investments by the firm in its own business.

The Trustees noted that, due to tax rules applicable to companies seeking to qualify as regulated investment companies, MAG and Strategic Commodity made certain investments through subsidiaries organized as a Cayman Islands exempted company (the “Subsidiaries”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiaries generally in the same manner as they had considered the advisory arrangements for MAG and Strategic Commodity.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of any Fund’s Advisory Agreement; and that it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Annual Report	March 31, 2017	179

Evaluation of Advisory Agreement by the Boards of Trustees (Cont.)	(Unaudited) March 31, 2017

DoubleLine Shiller Enhanced International CAPE®

At the November 10, 2016 meeting of the Board of Trustees of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Independent Trustees, voting separately, approved the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of DoubleLine Shiller Enhanced International CAPE® (the “Fund”) and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees.

The Trustees considered a wide range of materials, including information provided to the Trustees in connection with their duties as Trustees of the other DoubleLine funds and in connection with their consideration of the renewal of advisory contracts between the Adviser and the other series of the Trust, which at that time had last occurred at the February 2016 meeting. The Trustees noted that they would consider the Fund’s Agreement and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Trust and counsel to the Independent Trustees.

The Trustees’ determination to approve the Agreement was based on an evaluation of all of the information provided to them. In the process of considering the approval of the Agreement, the Trustees considered the terms of the proposed Agreement between the Adviser and the Trust and noted that the proposed terms of the Agreement were the same, except at to fees, as the terms of the advisory agreements between the Adviser and DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Ultra Short Bond Fund.

The Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience, and responsibilities of the proposed portfolio managers of the Fund, including with respect to investment in derivatives, and other key personnel who would be involved in the day-to-day investment activities of the Fund. The Board considered the expected difficulty of managing the Fund given the unusual aspects of its strategy, noting that managing the Fund’s strategy requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, counter-party exposure, credit events, subscription and redemption activity and the potential extensive use of derivative instruments, and that the Fund’s strategy would be more complex and challenging to manage than the strategies of either a traditional equity or bond fund. The Trustees noted the Adviser’s experience with the management of DoubleLine Shiller Enhanced CAPE® (“CAPE”), a fund with an investment structure similar to that proposed for the Fund. The Trustees considered the Adviser’s experience managing both the portion of CAPE’s portfolio intended to approximate the return of the Shiller Barclays CAPE® US Sector TR USD Index as well as the portion of CAPE’s portfolio that has been invested in a portfolio of fixed income assets, each in a manner similar to how the Adviser proposes to manage portions of the Fund’s portfolio. The Trustees considered generally the performance record of CAPE and the other series of the Trust advised by DoubleLine. The Trustees considered information DoubleLine had provided regarding its experience managing foreign currency related exposures, noting that managing the Fund, unlike CAPE, would involve the management of foreign currency exposures and related aspects of the Fund’s investment strategies. They also considered the possible effects of adding additional funds to the Trust on the capacities of the Adviser.

The Trustees reviewed the proposed services the Adviser would provide to the Funds as investment adviser. The Trustees considered that the Adviser would provide a variety of services in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees also considered the nature, extent, and structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, and investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Board then turned to the proposed structure and level of the advisory fees to be paid under the Agreement. The Trustees considered that the Adviser anticipated launching the Fund with two classes of shares and noted the overall fee structure and expense caps proposed for the Fund. The Trustees considered information provided by Strategic Insight, an Asset International Company (“Strategic Insight”). In considering the peer group information presented, the Trustees took into account the information orally provided during the meeting by a representative of Strategic Insight who participated in the analysis of the peer

180	DoubleLine Funds Trust

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funds selected by Strategic Insight, including Strategic Insight’s assessment of the unique nature of the Fund’s investment approach and Strategic Insight’s view of the Fund as belonging to an emerging investment category. the Trustees noted that Strategic Insight’s assessments had led it to create and present three peer groups for their consideration: (i) a collection of European focused equity funds, (ii) a core group of international enhanced index (or index-related) funds, and (iii) a broader group of enhanced index (or index related) funds that pursued a multi-asset approach similar to that proposed for the Fund, against which the Trustees could compare the Fund’s proposed advisory fees and expected net expenses. The Trustees noted that the Fund’s net management fee ratio and net total expense ratio would be the lowest among the group of European focused equity funds. They noted that the Fund’s net management fee ratio and expected net expenses were higher than, though near, the median of the group of international enhanced index funds and the median of larger group of funds pursuing a multi-asset approach, except that the proposed net management fee for the Fund was below the median of the net management fee of the larger group of funds pursuing a multi-asset approach. The Trustees considered each of these comparisons in light of the differences between the Fund’s proposed principal investment strategies and those of the other funds included in the peer groups.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing the Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided as part of each meeting’s materials and that was provided at previous meetings of the Trustees and they took into account both the likely direct and indirect benefits to the Adviser from managing the Fund. The Trustees also considered in this regard the Adviser’s significant investment in sponsoring, forming, registering and promoting the Fund during its start-up period and the related risks to DoubleLine of those activities. The Trustees noted other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Trust, including possible ancillary benefits to the Adviser’s institutional investment management business due to the reputation and market penetration of the Fund. The Trustees also considered DoubleLine’s representation that it had proposed advisory fees designed to cause the Fund to have a competitive fee structure at low assets levels and that DoubleLine believed the proposed advisory fees also reflected reasonably foreseeable economies of scale that DoubleLine might experience as a Fund’s assets grow. The Trustees considered that the Adviser was also implementing expense caps for the Fund that would limit the overall expense ratio of the Fund during the proposed initial term of the Agreement. In light of all of the information evaluated, including relevant information received from the Adviser in prior meetings concerning other funds, the Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive in the start-up periods and that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial term.

Annual Report	March 31, 2017	181

Federal Tax Information	(Unaudited) March 31, 2017

For the fiscal year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	6.96%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	0.00%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2017 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	2.32%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	0.00%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

182	DoubleLine Funds Trust

(Unaudited) March 31, 2017

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2017 for each Fund was as follows:

Qualified Short-Term Gains
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	5.26%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	4.55%
DoubleLine Long Duration Total Return Bond Fund	4.79%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	56.34%
DoubleLine Infrastructure Income Fund	1.76%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2017 for each Fund was as follows:

Qualified Interest Income
DoubleLine Total Return Bond Fund	100.00%
DoubleLine Core Fixed Income Fund	93.76%
DoubleLine Emerging Markets Fixed Income Fund	0.11%
DoubleLine Multi-Asset Growth Fund (Consolidated)	34.54%
DoubleLine Low Duration Bond Fund	94.77%
DoubleLine Floating Rate Fund	97.54%
DoubleLine Shiller Enhanced CAPE®	65.64%
DoubleLine Flexible Income Fund	83.90%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	64.61%
DoubleLine Long Duration Total Return Bond Fund	99.83%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	20.11%
DoubleLine Infrastructure Income Fund	71.77%
DoubleLine Ultra Short Bond Fund	100.00%
DoubleLine Shiller Enhanced International CAPE®	6.79%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Annual Report	March 31, 2017	183

Trustees and Officers	(Unaudited) March 31, 2017

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite / Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	18	None

John C. Salter, 1957	Trustee	Indefinite / Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	18	None

Raymond B. Woolson, 1958	Trustee	Indefinite / Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	18	Trustee, Advisors Series Trust(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

The following Trustees are “interested persons” of the Trust as defined in the 1940 Act because they are officers of the Advisers, and indirect shareholders in the Advisers.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite / Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	16	None

Philip A. Barach, 1952	Trustee	Indefinite / Since January 2010	President, DoubleLine Capital LP (since December 2009).	16	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

184	DoubleLine Funds Trust

(Unaudited) March 31, 2017

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital LP (since January 2012).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Chairman (since June 2016); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital LP (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Formerly, Executive Vice President, DoubleLine Capital LP (from December 2009 through May 2010); Formerly, Vice Chairman, CASA of Los Angeles (from June 2014 to June 2016).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital LP (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital LP (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubleLine Capital LP (since September 2012). Formerly, Manager, Western Asset Management Company.
(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2017	185

Information About Proxy Voting	(Unaudited) March 31, 2017

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

186	DoubleLine Funds Trust

Privacy Notice	(Unaudited) March 31, 2017

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Annual Report	March 31, 2017	187

DoubleLine Capital LP DoubleLine Alternatives LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DFT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$919,039	$815,230
Audit-Related Fees	$3,670	$3,550
Tax Fees	$177,810	$145,250
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	$177,810	$145,250
Registrant’s Investment Adviser	$1,454,202	$854,258

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

March 31, 2017

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 2.8%
9,324,126	AMPLIT Trust, Series 2015-A-A	5.00%	^	09/15/2021	9,359,693
28,233,195	Arcadia Receivables Credit Trust, Series 2017-1-A	3.25%	^	06/15/2023	28,336,331
2,900,122	AVANT Loans Funding Trust, Series 2015-A-A	4.00%	^	08/16/2021	2,909,717
3,575,689	AVANT Loans Funding Trust, Series 2016-B-A	3.92%	^	08/15/2019	3,588,535
5,050,519	AVANT Loans Funding Trust, Series 2016-C-A	2.96%	^	09/16/2019	5,058,813
380,699	Blue Elephant Loan Trust, Series 2015-1-A	3.12%	^	12/15/2022	381,689
16,510,738	CAN Capital Funding LLC, Series 2012-1A-B1	3.12%	^	04/15/2020	16,491,883
36,489,821	Castlelake Aircraft Securitization Trust, Series 2015-1A-A	4.70%	^	12/15/2040	37,231,732
46,204,230	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	46,867,400
22,175,173	Citi Held For Asset Issuance, Series 2015-PM1-B	2.93%	^	12/15/2021	22,189,223
10,500,000	Citi Held For Asset Issuance, Series 2015-PM1-C	5.01%	^	12/15/2021	10,479,380
3,718,243	Citi Held For Asset Issuance, Series 2015-PM2-A	2.35%	^	03/15/2022	3,719,839
45,000,000	Citi Held For Asset Issuance, Series 2015-PM2-B	4.00%	^	03/15/2022	45,318,933
30,000,000	Citi Held For Asset Issuance, Series 2015-PM2-C	5.96%	^	03/15/2022	30,255,774
1,860,672	Citi Held For Asset Issuance, Series 2015-PM3-A	2.56%	^	05/16/2022	1,862,711
15,859,112	Citi Held For Asset Issuance, Series 2016-MF1-A	4.48%	^	08/15/2022	16,057,890
21,184,467	Citi Held For Asset Issuance, Series 2016-PM1-A	4.65%	^	04/15/2025	21,470,866
36,503,254	Colony American Finance Ltd., Series 2016-1-A	2.54%	^	06/15/2048	35,888,014
10,293,000	Colony American Homes, Series 2014-2A-E	4.18%	# ^	07/17/2031	10,314,148
15,805,831	Commonbond Student Loan Trust, Series 2015-A-A1	3.20%	^	06/25/2032	15,863,800
20,903,169	Commonbond Student Loan Trust, Series 2016-A-A1	3.32%	^	05/25/2040	20,805,948
5,102,968	Conn’s Receivables Funding LLC, Series 2016-A-A	4.68%	^	04/16/2018	5,108,729
450,866	Consumer Credit Origination Loan Trust, Series 2015-1-A	2.82%	^	03/15/2021	450,872
38,959,357	Consumer Installment Loan Trust, Series 2016-LD1-A	3.96%	^	07/15/2022	39,322,567
53,410,000	DB Master Finance LLC, Series 2015-1A-A2I	3.26%	^	02/20/2045	53,806,932
36,750,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98%	^	02/20/2045	37,410,717
75,392,944	Eaglewood Consumer Loan Trust, Series 2014-1-A	3.50%	^ ¥	10/15/2019	75,227,758
20,335,885	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02%	^	05/25/2034	20,345,760
26,918,148	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72%	^	01/25/2041	26,543,062
73,054,677	ECAF Ltd., Series 2015-1A-A2	4.95%	^	06/15/2040	70,965,386
8,575,494	Element Rail Leasing LLC, Series 2016-1A-A1	3.97%	^	03/19/2046	8,611,351
9,944,000	Falcon Aerospace Ltd., Series 2017-1-A	4.58%		02/15/2042	10,099,842
16,222,420	Foundation Finance Trust, Series 2016-1A-A	3.96%	^	06/15/2035	16,274,867
12,587,896	HERO Funding Trust, Series 2016-3A-A2	3.91%	^	09/20/2042	12,825,946
29,246,399	HERO Funding Trust, Series 2016-4A-A2	4.29%	^	09/20/2047	30,264,232
7,748,493	L2L Education Loan Trust, Series 2006-1A-B	1.41%	# ^	10/15/2028	6,827,583
98,958,333	Labrador Aviation Finance Ltd., Series 2016-A-1	4.30%	^	01/15/2042	98,795,052
9,768,662	LendingClub Issuance Trust, Series 2016-NP1-A	3.75%	^	06/15/2022	9,847,219
1,567,258	LendingClub Issuance Trust, Series 2016-NP2-A	3.00%	^	01/17/2023	1,572,136
23,000,000	Mariner Finance Issuance Trust, Series 2017-AA-A	3.62%	^	02/20/2029	23,146,071
610,661	Marketplace Loan Trust, Series 2015-AV1-A	4.00%	^	09/15/2021	612,688
11,480,222	MarketPlace Loan Trust, Series 2015-AV2-A	4.00%	^	10/15/2021	11,566,473
14,035,117	MarketPlace Loan Trust, Series 2015-CB1-A	4.00%	^	07/15/2021	14,026,348
21,392,947	MarketPlace Loan Trust, Series 2015-LD1-A	4.00%	^	12/15/2021	21,203,123
32,580,976	MarketPlace Loan Trust, Series 2016-LD1-A	5.25%	^	03/15/2022	33,105,660
39,734,702	OneMain Direct Auto Receivables Trust, Series 2016-1A-A	2.04%	^	01/15/2021	39,812,821
9,795,229	OneMain Financial Issuance Trust, Series 2014-1A-A	2.43%	^	06/18/2024	9,797,861
15,971,000	OneMain Financial Issuance Trust, Series 2015-2A-A	2.57%	^	07/18/2025	16,023,513
90,000,000	OneMain Financial Issuance Trust, Series 2016-2A-A	4.10%	^	03/20/2028	92,282,400
17,000,000	Oportun Funding LLC, Series 2016-B-A	3.69%	^	07/08/2021	17,054,312
25,000,000	Oxford Finance Funding LLC, Series 2016-1A-A	3.97%	^	06/17/2024	24,765,873
4,000,000	Progress Residential Trust, Series 2016-SFR2-D	3.44%	# ^	01/17/2034	4,011,524
10,725,070	RCO Trust, Series 2016-SFR-1	4.50%	# ^	11/25/2051	10,708,093
35,148,160	RCO Trust, Series 2016-SFR1-A	3.75%	# ^	11/25/2051	35,509,623
47,366,009	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	^	10/15/2042	48,373,011
4,925,883	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26%	^	08/25/2025	4,922,369
16,734,408	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	16,768,636
52,750,000	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	52,816,001
21,357,097	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	^	12/26/2036	21,536,992
104,472,871	SpringCastle America Funding LLC, Series 2016-AA-A	3.05%	^	04/25/2029	105,324,324

14,000,000	Springleaf Funding Trust, Series 2016-AA-A	2.90%	^	11/15/2029	14,086,661
5,508,707	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	5,444,377
5,560,000	TAL Advantage LLC, Series 2013-2A-A	3.55%	^	11/20/2038	5,469,873

Total Asset Backed Obligations (Cost $1,526,908,410)					1,537,120,957

Collateralized Loan Obligations - 4.1%
20,000,000	Adams Mill Ltd., Series 2014-1A-A1	2.50%	# ^	07/15/2026	20,035,522
10,000,000	Adams Mill Ltd., Series 2014-1A-C1	4.02%	# ^	07/15/2026	10,037,136
20,000,000	ALM LLC, Series 2014-14A-A1	2.47%	# ^	07/28/2026	20,020,000
25,000,000	ALM LLC, Series 2016-19A-A1	2.57%	# ^	07/15/2028	25,275,000
12,600,000	Anchorage Capital Ltd., Series 2014-4A-A1A	2.49%	# ^	07/28/2026	12,658,431
20,000,000	Anchorage Capital Ltd., Series 2014-5A-A	2.62%	# ^	10/15/2026	20,084,488
43,900,000	Apidos Ltd., Series 2013-16A-A1	2.47%	# ^	01/19/2025	43,968,408
5,500,000	Apidos Ltd., Series 2014-18A-B	3.84%	# ^	07/22/2026	5,510,760
23,000,000	Apidos Ltd., Series 2015-20A-A1R	2.35%	# ^	01/16/2027	23,069,226
25,000,000	ARES Ltd., Series 2013-1A-B	2.77%	# ^	04/15/2025	25,045,952
6,500,000	ARES Ltd., Series 2013-1A-D	4.77%	# ^	04/15/2025	6,516,092
75,000,000	Arrowpoint Ltd., Series 2013-1A-A1R	2.35%	# ^	11/15/2028	75,329,595
3,950,000	Avery Point Ltd., Series 2013-2A-D	4.47%	# ^	07/17/2025	3,929,676
10,000,000	Avery Point Ltd., Series 2013-3A-A	2.42%	# ^	01/18/2025	10,005,483
5,000,000	Avery Point Ltd., Series 2014-1A-A	2.56%	# ^	04/25/2026	5,006,250
31,500,000	Babson Ltd., Series 2014-3A-AR	2.30%	# ^	01/15/2026	31,618,125
4,500,000	Babson Ltd., Series 2014-3A-D2	5.17%	# ^	01/15/2026	4,523,900
4,750,000	Babson Ltd., Series 2014-IIA-C	3.92%	# ^	10/17/2026	4,756,934
3,750,000	Babson Ltd., Series 2014-IIA-D	4.62%	# ^	10/17/2026	3,737,410
75,000,000	BlueMountain Ltd., Series 2012-2A-AR	2.47%	# ^	11/20/2028	75,628,125
33,150,000	BlueMountain Ltd., Series 2013-1A-A1R	2.43%	# ^	01/20/2029	33,319,195
4,000,000	BlueMountain Ltd., Series 2013-4A-A	2.52%	# ^	04/15/2025	4,010,088
5,000,000	BlueMountain Ltd., Series 2014-3A-A1	2.50%	# ^	10/15/2026	5,007,130
58,250,000	BlueMountain Ltd., Series 2015-3A-A1	2.51%	# ^	10/20/2027	58,512,125
34,500,000	BlueMountain Ltd., Series 2015-4A-B	3.28%	# ^	01/20/2027	34,772,230
9,250,000	BlueMountain Ltd., Series 2015-4A-C	4.23%	# ^	01/20/2027	9,322,058
8,750,000	BlueMountain Ltd., Series 2015-4A-D1	5.63%	# ^	01/20/2027	8,848,377
22,500,000	BlueMountain Ltd., Series 2016-2A-A2	3.05%	# ^	08/20/2028	22,568,026
17,000,000	Brookside Mill Ltd., Series 2013-1A-C1	3.72%	# ^	04/17/2025	16,896,942
21,522,261	Callidus Debt Partners Fund Ltd., Series 2007-6A-A1T	1.30%	# ^	10/23/2021	21,528,474
1,000,000	Canyon Capital Ltd., Series 2014-1A-B	3.69%	# ^	04/30/2025	1,002,540
23,026,584	Carlyle Global Market Strategies Ltd., Series 2012-2A-A1R	2.33%	# ^	07/20/2023	23,048,715
20,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-A1A	2.58%	# ^	01/20/2028	20,200,168
8,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-A2A	3.28%	# ^	01/20/2028	8,080,787
4,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-B2	4.28%	# ^	01/20/2028	4,039,668
8,992,366	Carlyle High Yield Partners Ltd., Series 2007-10A-A2A	1.24%	# ^	04/19/2022	8,997,811
47,000,000	Catamaran Ltd., Series 2015-1A-A	2.59%	# ^	04/22/2027	47,296,310
8,500,000	Catamaran Ltd., Series 2015-1A-B	3.24%	# ^	04/22/2027	8,520,680
22,000,000	Cathedral Lake Ltd., Series 2013-1A-A1R	2.42%	# ^	01/15/2026	22,031,486
43,000,000	Cathedral Lake Ltd., Series 2016-4A-A	2.51%	# ^	10/20/2028	43,037,349
11,000,000	Cent Ltd., Series 2014-21A-A1AR	0.00%	# ^	07/27/2026	11,002,500
1,473,631	Cent Ltd., Series 2007-14A-A1	1.26%	# ^	04/15/2021	1,468,514
22,159,481	Cent Ltd., Series 2007-14A-A2A	1.25%	# ^	04/15/2021	22,105,032
7,250,000	Cent Ltd., Series 2014-22A-C	4.78%	# ^	11/07/2026	7,251,918
3,135,123	Crown Point Ltd., Series 2012-1A-A1LB	2.56%	# ^	11/21/2022	3,147,226
3,801,987	Eaton Vance Ltd., Series 2006-8A-A	1.29%	# ^	08/15/2022	3,795,294
6,750,000	Flatiron Ltd., Series 2014-1A-C	4.32%	# ^	07/17/2026	6,639,804
10,000,000	Fortress Credit Ltd., Series 2013-1A-A	2.20%	# ^	01/19/2025	10,040,827
10,000,000	Fortress Credit Ltd., Series 2013-1A-B	2.92%	# ^	01/19/2025	10,018,805
30,500,000	Galaxy Ltd., Series 2013-15A-A	2.27%	# ^	04/15/2025	30,552,956
15,000,000	Galaxy Ltd., Series 2013-15A-B	2.87%	# ^	04/15/2025	15,137,534
13,100,000	Galaxy Ltd., Series 2013-15A-C	3.62%	# ^	04/15/2025	13,152,173
6,125,000	Galaxy Ltd., Series 2013-15A-D	4.42%	# ^	04/15/2025	6,142,175
50,000,000	Galaxy Ltd., Series 2016-22A-A1	2.60%	# ^	07/16/2028	50,404,375
37,000,000	GLG Ore Hill Ltd., Series 2013-1A-A	2.14%	# ^	07/15/2025	36,819,465
6,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-C	4.54%	# ^	04/28/2025	6,357,895
1,750,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D	6.04%	# ^	04/28/2025	1,613,877
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D	4.69%	# ^	10/22/2025	4,941,933
30,000,000	Harbourview Ltd., Series 7A-A1R	2.30%	# ^	11/18/2026	29,868,898
25,000,000	Hildene Ltd., Series 2014-2A-AR	0.00%	^	07/19/2026	25,000,000
39,000,000	Hildene Ltd., Series 2014-3A-A	2.63%	# ^	10/20/2026	38,999,984
39,000,000	Hildene Ltd., Series 2014-3A-AR	0.00%	# ^	10/20/2026	39,000,000
5,000,000	Hildene Ltd., Series 2015-4A-A1A	2.54%	# ^	07/23/2027	5,030,444
20,000,000	ICE Global Credit Ltd., Series 2013-1A-A1	2.78%	# ^ ¥	04/20/2024	19,955,229
3,415,000	ING Ltd., Series 2013-3A-A1	2.47%	# ^	01/18/2026	3,427,978
4,250,000	ING Ltd., Series 2013-3A-B	3.72%	# ^	01/18/2026	4,260,959

15,000,000	Jamestown Ltd., Series 2012-1A-A1R	2.58%	# ^	11/05/2028	15,059,354
50,000,000	Jamestown Ltd., Series 2013-3A-A1A	2.47%	# ^	01/15/2026	50,165,313
46,500,000	Jamestown Ltd., Series 2014-4A-A1A	2.52%	# ^	07/15/2026	46,522,525
28,750,000	Jamestown Ltd., Series 2015-6A-A1A	2.65%	# ^	02/20/2027	28,780,520
20,000,000	KVK Ltd., Series 2013-1A-A	2.42%	# ^	04/14/2025	20,100,369
7,825,000	LCM LP, Series 14A-D	4.52%	# ^	07/15/2025	7,864,792
21,000,000	LCM LP, Series 16A-A	2.52%	# ^	07/15/2026	21,094,553
2,750,000	LCM LP, Series 16A-D	4.62%	# ^	07/15/2026	2,768,980
3,002,328	Madison Park Funding Ltd., Series 2007-4A-A1A	1.38%	# ^	03/22/2021	2,989,355
7,000,000	Madison Park Funding Ltd., Series 2007-4A-A1B	1.46%	# ^	03/22/2021	6,891,075
2,769,206	Madison Park Funding Ltd., Series 2012-9A-AR	2.33%	# ^	08/15/2022	2,784,989
3,000,000	Madison Park Funding Ltd., Series 2014-14A-C1	4.13%	# ^	07/20/2026	3,000,811
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR	4.49%	# ^	01/27/2026	5,542,098
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR	6.48%	# ^	01/27/2026	4,990,042
24,000,000	Magnetite Ltd., Series 2015-12A-AR	2.35%	# ^	04/15/2027	24,030,791
17,000,000	Marathon Ltd., Series 2013-5A-A2A	3.40%	# ^	02/21/2025	17,008,467
9,185,259	Mountain View Ltd., Series 2007-3A-A2	1.36%	# ^	04/16/2021	9,181,146
22,000,000	NewMark Capital Funding Ltd., Series 2013-1A-A2	2.18%	# ^	06/02/2025	21,973,268
9,000,000	Nomad Ltd., Series 2013-1A-B	3.97%	# ^	01/15/2025	9,044,814
3,500,000	Nomad Ltd., Series 2013-1A-C	4.52%	# ^	01/15/2025	3,517,303
30,000,000	Northwoods Capital Corporation, Series 2012-9A-A	2.44%	# ^	01/18/2024	30,029,284
16,660,000	Northwoods Capital Corporation, Series 2013-10-A1	2.43%	# ^	11/04/2025	16,668,265
50,000,000	Ocean Trails, Series 2014-5A-A2R	2.19%	# ^	10/13/2026	49,969,721
60,000,000	OCP Ltd., Series 2016-12A-A1	2.46%	# ^	10/18/2028	60,458,441
20,000,000	Octagon Investment Partners Ltd., Series 2013-1A-A	2.31%	# ^	01/19/2025	20,027,038
15,000,000	Octagon Investment Partners Ltd., Series 2014-1A-A	2.47%	# ^	08/12/2026	15,030,232
5,500,000	Octagon Investment Partners Ltd., Series 2014-1A-C	4.69%	# ^	11/14/2026	5,522,460
1,500,000	Octagon Investment Partners Ltd., Series 2014-1A-C2	4.54%	# ^	11/25/2025	1,502,237
38,500,000	OZLM Ltd., Series 2015-11A-A1A	2.59%	# ^	01/30/2027	38,606,279
30,000,000	Regatta Funding Ltd., Series 2014-1A-A1A	2.60%	# ^	10/25/2026	30,000,000
35,000,000	Regatta Funding Ltd., Series 2016-1A-A1	2.67%	# ^	12/20/2028	35,317,155
123,538	Silverado Ltd., Series 2006-2A-A1	1.26%	# ^	10/16/2020	123,664
25,000,000	Sound Harbor Loan Fund Ltd., Series 2014-1A-A1	2.54%	# ^	10/30/2026	25,044,332
22,000,000	Steele Creek Ltd., Series 2014-1A-A1R	2.37%	# ^	08/21/2026	21,999,468
29,500,000	Symphony Ltd., Series 2013-11A-B1	3.22%	# ^	01/17/2025	29,521,670
10,250,000	Symphony Ltd., Series 2013-11A-C	4.17%	# ^	01/17/2025	10,269,449
17,000,000	TCI-Cent Ltd., Series 2016-1A-A1	2.64%	# ^	12/21/2029	17,139,082
10,000,000	TCI-Cent Ltd., Series 2016-1A-A2	3.32%	# ^	12/21/2029	10,112,256
30,000,000	TCI-Flatiron Ltd., Series 2016-1A-A	2.57%	# ^	07/17/2028	30,531,568
3,044,233	Venture Ltd., Series 2007-8A-A2A	1.26%	# ^	07/22/2021	3,040,007
18,500,000	Venture Ltd., Series 2014-16A-A1L	2.52%	# ^	04/15/2026	18,500,000
47,950,000	Venture Ltd., Series 2014-17A-A	2.50%	# ^	07/15/2026	47,977,615
3,500,000	Venture Ltd., Series 2014-17A-B2	3.12%	# ^	07/15/2026	3,507,780
18,500,000	Venture Ltd., Series 2015-20A-A	2.51%	# ^	04/15/2027	18,537,719
13,000,000	Venture Ltd., Series 2016-23A-A	2.67%	# ^	07/19/2028	13,133,422
30,500,000	Vibrant Ltd., Series 2016-5A-A	2.55%	# ^	01/20/2029	30,635,663
35,000,000	Voya Ltd., Series 2014-4A-A1	2.52%	# ^	10/14/2026	35,113,935
491,766	Westwood Ltd., Series 2007-2A-A1	1.26%	# ^	04/25/2022	492,067
45,000,000	Wind River Ltd., Series 2016-2A-A	2.39%	# ^	11/01/2028	45,109,028
10,000,000	York Ltd., Series 2016-2A-A1	2.59%	# ^	01/20/2030	10,004,177
30,000,000	Zais Ltd., Series 2014-2A-A1A	2.54%	# ^	07/25/2026	30,135,810

Total Collateralized Loan Obligations (Cost $2,227,003,443)					2,241,302,856

Non-Agency Commercial Mortgage Backed Obligations - 6.9%
8,350,000	BAMLL Commercial Mortgage Securities Trust, Series 2014-IP-E	2.72%	# ^	06/15/2028	8,241,716
1,905,153	Banc of America Commercial Mortgage Trust, Series 2007-2-AM	5.71%	#	04/10/2049	1,903,020
59,298,515	Banc of America Commercial Mortgage Trust, Series 2007-5-AM	5.77%	#	02/10/2051	60,516,008
194,567,670	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.34%	# ^ I/O	02/10/2051	245,661
13,728,000	Banc of America Commercial Mortgage Trust, Series 2010-UB3-A4B2	5.88%	# ^	05/15/2046	13,718,153
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.37%	#	09/15/2048	4,206,517
59,756,428	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.92%	# I/O	09/15/2048	3,434,310
67,432,426	Banc of America Commercial Mortgage Trust, Series 2016-UBS10-XA	2.01%	# I/O	07/15/2049	8,082,282
27,365,000	Barclays Commercial Mortgage Securities LLC, Series 2015-STP-D	4.28%	# ^	09/10/2028	27,484,547
410,574	Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW13-AJ	5.61%	#	09/11/2041	410,203
21,190,614	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16-AM	5.77%	#	06/11/2040	21,235,818
12,815,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW17-AMFL	1.57%	# ^	06/11/2050	12,816,717
23,433,127	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW18-A4	5.70%		06/11/2050	23,716,054
4,500,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57%	#	01/12/2045	4,324,141
33,200,000	CDGJ Commercial Mortgage Trust, Series 2014-BXCH-B	2.76%	# ^	12/15/2027	33,254,388
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	4.88%	#	05/10/2058	7,344,786

101,817,454	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.77%	# I/O	05/10/2058	11,667,109
33,492,000	CFCRE Commercial Mortgage Trust, Series 2016-C7-A3	3.84%		12/10/2054	34,577,040
3,069,000	Chicago Skyscraper Trust, Series 2017-SKY-B	2.01%	# ^	04/15/2030	3,070,841
1,700,000	Chicago Skyscraper Trust, Series 2017-SKY-C	2.16%	# ^	04/15/2030	1,700,000
42,169,000	Citigroup Commercial Mortgage Trust, Series 2007-C6-AM	5.78%	#	12/10/2049	42,730,244
7,020,000	Citigroup Commercial Mortgage Trust, Series 2007-C6-AMFX	5.78%	# ^	12/10/2049	7,056,706
16,359,000	Citigroup Commercial Mortgage Trust, Series 2008-C7-AM	6.13%	#	12/10/2049	16,688,014
7,708,000	Citigroup Commercial Mortgage Trust, Series 2008-C7-FLT	6.13%	#	12/10/2049	7,863,204
279,698,525	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	2.12%	# ^ I/O	09/10/2045	17,231,751
116,509,097	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.23%	# I/O	03/10/2047	6,915,910
115,707,746	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.27%	# I/O	05/10/2047	7,757,186
9,011,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25-A4	3.64%		10/10/2047	9,315,747
195,416,616	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.06%	# I/O	10/10/2047	12,174,631
50,000,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-A5	3.14%		02/10/2048	49,934,555
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,232,019
8,216,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.43%	# ^	02/10/2048	6,611,311
220,770,968	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.43%	# I/O	02/10/2048	18,434,199
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.57%	#	09/10/2058	13,978,988
179,663,755	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	0.97%	# I/O	09/10/2058	10,909,291
20,725,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.50%	#	11/10/2048	20,721,709
153,716,042	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.94%	# I/O	05/10/2049	19,628,755
220,019,172	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.35%	# I/O	02/10/2049	19,325,230
114,637,253	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.71%	# I/O	04/15/2049	12,727,727
79,429,390	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.01%	# I/O	07/10/2049	10,317,068
38,491,932	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.56%	# I/O	10/10/2049	3,856,799
87,023,195	Citigroup Mortgage Loan Trust, Inc., Series 2016-GC37-XA	1.81%	# I/O	04/10/2049	10,364,715
17,400,000	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57%	#	04/15/2047	17,595,750
22,750,000	COBALT Commercial Mortgage Trust, Series 2007-C2-AMFX	5.53%	#	04/15/2047	22,750,704
2,105,166	Colony Mortgage Capital Ltd., Series 2015-FL3-A	2.78%	# ^	09/05/2032	2,123,599
129,903,074	Commercial Mortgage Pass-Through Certificates, Series 2002-LC4-XA	2.23%	# ^ I/O	12/10/2044	10,525,111
9,057,191	Commercial Mortgage Pass-Through Certificates, Series 2007-C9-AJFL	1.55%	# ^	12/10/2049	8,944,595
3,519,547	Commercial Mortgage Pass-Through Certificates, Series 2008-LS1F-LT	6.10%	#	12/10/2049	3,554,791
34,272,156	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.72%	# I/O	08/15/2045	2,485,533
175,215,332	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.07%	# I/O	10/15/2045	12,904,434
230,992,504	Commercial Mortgage Pass-Through Certificates, Series 2013-CC12-XA	1.35%	# I/O	10/10/2046	13,677,482
179,324,357	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.92%	# I/O	08/10/2046	6,382,495
9,850,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.72%	#	08/10/2047	10,032,298
5,211,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-A4	3.59%		11/10/2047	5,371,743
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.51%	#	11/10/2047	29,963,474
71,378,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR21-A3	3.53%		12/10/2047	73,233,086
120,410,256	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS-3	1.32%	# I/O	06/10/2047	7,327,855
15,011,000	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-A4	3.82%		06/10/2047	15,624,576
8,215,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CALW-D	3.85%	# ^	02/10/2034	8,358,956
20,970,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-D	4.13%	# ^	03/10/2048	16,890,693
223,464,913	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.01%	# I/O	03/10/2048	11,901,227
9,230,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-D	4.26%	#	05/10/2048	7,022,153
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.49%	#	10/10/2048	9,188,014
91,105,102	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.05%	# I/O	10/10/2048	5,689,696
50,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-A5	3.35%		02/10/2048	50,340,745
8,715,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.35%	#	02/10/2048	8,412,585
13,275,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-D	4.35%	# ^	02/10/2048	10,863,479
406,769,871	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.17%	# I/O	02/10/2048	24,703,867
35,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC19-A4	3.18%		02/10/2048	35,198,940
29,922,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.65%	#	02/10/2049	29,193,172
20,355,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.46%	# ^	08/10/2029	19,630,676
18,437,082	Countrywide Commercial Mortgage Trust, Series 2007-MF1-A	6.21%	# ^	11/12/2043	18,539,419
26,410	Credit Suisse First Boston Mortgage Securities Corporation, Series 1998-C2-F	6.75%	# ^	11/15/2030	26,426
1,076,921	Credit Suisse Mortgage Capital Certificates, Series 2007-C2-AM	5.62%	#	01/15/2049	1,081,119
53,214,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4-A1AM	5.96%	#	09/15/2039	53,558,358
9,049,828	Credit Suisse Mortgage Capital Certificates, Series 2007-C5-A4	5.70%	#	09/15/2040	9,090,269
150,822,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.55%	# ^ I/O	09/15/2037	5,669,588
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.30%	#	04/15/2050	4,701,790
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85%	#	06/15/2057	13,767,417
22,320,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-C	4.36%	#	08/15/2048	21,794,692
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.58%	#	11/15/2048	9,579,399
319,180,761	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.94%	# I/O	11/15/2048	18,494,227
7,185,000	CSMC Mortgage Securities Trust, Series 2017-HD-B	2.26%	^	02/15/2031	7,185,000
3,450,000	CSMC Mortgage Securities Trust, Series 2017-HD-C	2.61%	^	02/15/2031	3,450,000
7,444,000	CSMC Mortgage Securities Trust, Series 2017-HD-D	3.41%	^	02/15/2031	7,444,000
14,554,963	DBRR Trust, Series 2011-C32-A3B	5.76%	# ^	06/17/2049	14,529,227
121,313,361	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.32%	# ^ I/O	07/10/2044	4,224,143
125,094,410	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.50%	# I/O	05/10/2049	12,685,311
11,417,000	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.61%	#	12/10/2049	11,360,145
5,412,682	Greenwich Capital Commercial Funding Corporation, Series 2006-GG7-AM	5.73%	#	07/10/2038	5,410,057
38,266,000	Greenwich Capital Commercial Funding Corporation, Series 2007-GG11-AJ	6.05%	#	12/10/2049	38,926,234
20,167,000	Greenwich Capital Commercial Funding Corporation, Series 2007-GG11-AM	5.87%	#	12/10/2049	20,407,514
975,182	GS Mortgage Securities Corporation, Series 2006-GG6-XC	0.00%	# ^ I/O	04/10/2038	10
7,836,680	GS Mortgage Securities Corporation, Series 2007-GG10-A4	5.95%	#	08/10/2045	7,838,178
20,302,006	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.68%	# ^ I/O	03/10/2044	438,741
98,937,891	GS Mortgage Securities Corporation, Series 2012-GC6-XA	1.96%	# ^ I/O	01/10/2045	7,486,086

27,263,238	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.59%	# I/O	02/10/2046	1,911,183
38,612,004	GS Mortgage Securities Corporation, Series 2014-GC20-XA	1.15%	# I/O	04/10/2047	2,076,175
60,850,000	GS Mortgage Securities Corporation, Series 2014-GC26-A5	3.63%		11/10/2047	62,842,649
35,000,000	GS Mortgage Securities Corporation, Series 2015-GC28-A5	3.40%		02/10/2048	35,536,561
288,155,858	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.15%	# I/O	02/10/2048	16,994,193
251,959,136	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.88%	# I/O	07/10/2048	12,411,028
174,839,668	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.37%	# I/O	10/10/2048	14,668,052
69,266,403	GS Mortgage Securities Corporation, Series 2015-GS1-XA	0.83%	# I/O	11/10/2048	3,924,060
55,800,346	GS Mortgage Securities Corporation, Series 2016-GS2-XA	1.67%	# I/O	05/10/2049	6,070,715
3,500,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.33%		02/12/2048	3,289,768
360,430,717	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.28%	# I/O	10/10/2049	31,766,093
2,131,062	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	0.81%	# ^ I/O	01/12/2037	41,790
64,426	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-LN2-A2	5.12%		07/15/2041	64,313
4,361,555	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	4,369,490
5,806,859	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-LDP4-X1	0.18%	# ^ I/O	10/15/2042	1,829
270,279	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP7-AM	5.94%	#	04/17/2045	269,803
9,338,671	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.42%	# I/O	05/15/2045	93
30,552,983	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	30,528,293
13,098,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-C1-AM	5.99%	#	02/15/2051	13,236,794
11,510,260	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AM	5.47%	#	06/12/2047	11,535,446
11,229,340	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	11,253,849
36,959,942	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.43%	# I/O	06/12/2047	66,487
108,977,691	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB19-AM	5.83%	#	02/12/2049	109,051,436
35,539,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-AJ	6.18%	#	02/12/2051	36,405,263
24,769,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-AM	5.98%	#	02/12/2051	25,128,341
720,214,624	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.35%	# ^ I/O	02/12/2051	581,501
51,440,330	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-LD12-AM	6.07%	#	02/15/2051	52,188,272
340,855	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2009-RR2-GEB	5.54%	^	12/13/2049	340,477
175,004,134	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.61%	# I/O	05/15/2045	10,916,250
357,250,494	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.93%	# I/O	10/15/2045	27,089,733
134,287,981	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.66%	# I/O	06/15/2045	7,531,770
5,425,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-DSTY-A	3.43%	^	06/10/2027	5,520,800
6,725,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-INN-C	2.61%	# ^	06/15/2029	6,729,088
7,250,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-INN-D	3.26%	# ^	06/15/2029	7,256,281
24,200,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-PHH-D	3.31%	# ^	08/15/2027	24,208,364
14,406,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-PHH-E	4.21%	# ^	08/15/2027	14,414,443
80,250,434	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.15%	# I/O	01/15/2049	4,619,151
39,057,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11-AM	5.84%	#	06/15/2049	39,984,834
15,464,205	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46%	#	01/15/2049	15,451,569
17,732,214	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2008-C2-A4	6.07%		02/12/2051	17,951,065
18,520,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-ASH-B	3.06%	# ^	10/15/2034	18,635,793
10,455,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-ASH-C	3.66%	# ^	10/15/2034	10,533,341
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01%	# ^	10/05/2031	4,756,218
104,580,317	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.07%	# I/O	02/15/2047	4,714,742
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.66%	#	08/15/2047	3,387,390
57,451,492	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22-XA	0.94%	# I/O	09/15/2047	3,022,856
220,777,205	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.99%	# I/O	11/15/2047	11,495,295
32,031,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-A4	3.49%		01/15/2048	32,816,131
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.43%	#	01/15/2048	6,335,892
255,208,124	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.17%	# I/O	01/15/2048	13,655,523
14,055,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.34%	#	02/15/2048	13,214,695
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.84%	# ^	02/15/2048	8,237,425
58,643,174	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-XA	1.37%	# I/O	02/15/2048	4,076,287
8,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.24%		10/19/2048	7,789,612
44,427,455	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.19%	# I/O	10/15/2048	2,570,288
64,388,201	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.94%	# I/O	05/15/2048	2,487,831
6,762,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-B	4.31%	#	07/15/2048	6,627,494
172,620,740	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.70%	# I/O	07/15/2048	6,218,714
27,395,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.67%	#	11/15/2048	26,045,391
99,762,558	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.50%	# I/O	11/15/2048	6,758,834
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62%	#	12/15/2048	17,692,347
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.75%	#	03/15/2049	33,374,768
149,327,172	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.71%	# I/O	06/15/2049	15,031,243
171,093,000	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	1.18%	# I/O	03/15/2050	12,928,514
3,688,000	LB Commercial Mortgage Trust, Series 2007-C3-AM	6.05%	#	07/15/2044	3,706,399
23,169,000	LB Commercial Mortgage Trust, Series 2007-C3-AMB	5.19%		07/15/2044	23,279,887
7,550,000	LB Commercial Mortgage Trust, Series 2007-C3-AMFL	6.05%	# ^	07/15/2044	7,596,679
10,663,449	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.49%	# ^ I/O	11/15/2038	37,636
45,473,913	LB-UBS Commercial Mortgage Trust, Series 2007-C2-AM	5.49%	#	02/15/2040	45,497,528
28,126,121	LB-UBS Commercial Mortgage Trust, Series 2007-C7-A3	5.87%	#	09/15/2045	28,551,433
28,975,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7-AJ	6.25%	#	09/15/2045	29,552,373
25,315,400	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.39%	# ^ I/O	03/10/2050	1,477,392
96,311,040	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	0.56%	# I/O	11/15/2026	1,005,969
1,659,408	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.44%	#	05/12/2039	1,657,821
56,203,000	Merrill Lynch Mortgage Trust, Series 2007-C1-AM	5.84%	#	06/12/2050	55,310,553
20,665,036	ML-CFC Commercial Mortgage Trust, Series 2007-9-A4	5.70%		09/12/2049	20,856,531
208,444,167	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.92%	# I/O	10/15/2046	6,723,367
39,150,962	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.50%	# I/O	02/15/2046	2,379,020
11,700,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49%	#	10/15/2047	11,537,115
45,025,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-A4	3.53%		12/15/2047	46,227,271

37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	35,465,376
56,050,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-A4	3.25%		02/15/2048	56,450,903
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	20,231,526
6,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.46%	#	02/15/2048	5,989,150
246,628,720	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.40%	# I/O	02/15/2048	18,038,104
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.14%	#	07/15/2050	10,060,732
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53%	#	10/15/2048	8,610,434
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.54%	#	12/15/2047	18,550,515
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	# ^	12/15/2047	974,905
175,855,774	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.29%	# I/O	01/15/2049	14,559,803
44,680,210	Morgan Stanley Capital, Inc., Series 2006-HQ10-X1	0.19%	# ^ I/O	11/12/2041	447
1,786,937	Morgan Stanley Capital, Inc., Series 2006-HQ8-AJ	5.40%	#	03/12/2044	1,788,932
24,974,797	Morgan Stanley Capital, Inc., Series 2007-HQ11-AJ	5.51%	#	02/12/2044	24,525,363
977,227	Morgan Stanley Capital, Inc., Series 2007-IQ13-AM	5.41%		03/15/2044	975,194
2,575,000	Morgan Stanley Capital, Inc., Series 2014-CPT-E	3.45%	# ^	07/13/2029	2,557,309
2,325,000	Morgan Stanley Capital, Inc., Series 2014-CPT-F	3.45%	# ^	07/13/2029	2,283,088
12,400,000	Morgan Stanley Capital, Inc., Series 2014-MP-D	3.69%	# ^	08/11/2029	12,555,446
11,000,000	Morgan Stanley Capital, Inc., Series 2014-MP-E	3.69%	# ^	08/11/2029	10,985,084
28,032,210	Morgan Stanley Capital, Inc., Series 2015-UBS8-XA	0.97%	# I/O	12/15/2048	1,776,752
11,733,000	Morgan Stanley Capital, Inc., Series 2017-A-PRME	2.26%	# ^	02/15/2034	11,684,437
7,708,000	Morgan Stanley Capital, Inc., Series 2017-A-PRME	1.81%	# ^	02/15/2034	7,773,173
5,738,000	Morgan Stanley Capital, Inc., Series 2017-C-PRME	2.56%	# ^	02/15/2034	5,781,406
1,156,000	Morgan Stanley Capital, Inc., Series 2017-PRME-D	4.31%	# ^	02/15/2034	1,162,220
12,529,000	Morgan Stanley Re-Remic Trust, Series 2009-GG10-A4B	5.95%	# ^	08/12/2045	12,533,677
33,028,000	Morgan Stanley Re-Remic Trust, Series 2010-GG10-A4B	5.95%	# ^	08/15/2045	33,019,277
25,422,290	Morgan Stanley Re-Remic Trust, Series 2013-AJ-AJA	0.50%	^	12/17/2049	24,340,242
2,274,000	PFP Ltd., Series 2017-3-A	1.83%	# ^	01/14/2035	2,281,454
2,270,000	PFP Ltd., Series 2017-3-AS	2.08%	# ^	01/14/2035	2,284,038
1,306,000	PFP Ltd., Series 2017-3-B	2.53%	# ^	01/14/2035	1,315,813
1,360,000	PFP Ltd., Series 2017-3-C	3.28%	# ^	01/14/2035	1,372,545
2,482,838	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.47%	#	08/15/2039	2,508,161
3,966,470	TRU Trust, Series 2016-TOYS-A	3.16%	# ^	11/15/2030	3,983,206
100,058,222	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	2.01%	# ^ I/O	08/10/2049	7,375,001
2,487,230	VSD LLC, Series 2017-PLT1-A	3.60%	^	12/25/2043	2,488,155
31,545,121	Velocity Commercial Capital Loan Trust, Series 2016-1-AFX	3.53%	# ^	04/25/2046	31,525,990
4,517,121	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27-AJ	5.83%	#	07/15/2045	4,553,644
56,710,090	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28-AJ	5.63%	#	10/15/2048	56,922,753
76,605,991	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30-AJ	5.41%	#	12/15/2043	77,180,268
4,341,681	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31-AM	5.59%	#	04/15/2047	4,370,225
5,626,722	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32-A3	5.76%	#	06/15/2049	5,620,905
8,565,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32-AMFX	5.70%	^	06/15/2049	8,661,599
50,726,700	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33-AJ	6.05%	#	02/15/2051	50,913,866
12,989,316	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33-AM	6.05%	#	02/15/2051	13,092,077
130,122,171	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10%	# ^	09/14/2022	129,960,767
38,265,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-A5	3.41%		12/15/2047	38,810,954
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,404,146
30,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-A4	3.17%		02/15/2048	29,890,446
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07%	#	02/15/2048	11,185,127
443,976,849	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.30%	# I/O	02/15/2048	32,955,336
28,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-A5	3.45%		02/15/2048	28,438,796
264,473,971	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.99%	# I/O	02/15/2048	15,007,020
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.61%	#	11/15/2048	9,855,376
144,038,045	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.11%	# I/O	11/15/2048	9,870,942
277,425,179	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.39%	# I/O	04/15/2050	20,845,839
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.54%	#	09/15/2058	12,131,665
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.60%	#	12/15/2048	1,837,396
5,405,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,642,275
130,811,345	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.03%	# I/O	12/15/2048	8,062,479
11,469,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72%	#	01/15/2059	11,152,840
8,676,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C-C34	5.03%	#	06/15/2049	8,937,002
65,811,507	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.41%	# ^ I/O	06/15/2044	935,530
90,977,075	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.13%	# ^ I/O	04/15/2045	7,169,940
111,646,368	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.98%	# ^ I/O	08/15/2045	7,819,790
49,905,985	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.09%	# ^ I/O	11/15/2045	3,638,715
163,605,362	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.91%	# I/O	12/15/2046	6,098,455
182,371,690	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.22%	# I/O	03/15/2047	10,115,428
64,962,064	WF-RBS Commercial Mortgage Trust, Series 2014-C24-XA	0.97%	# I/O	11/15/2047	3,295,064
55,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-A5	3.63%		11/15/2047	56,630,365
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.32%	#	11/15/2047	7,970,819
202,839,729	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.93%	# I/O	11/15/2047	10,146,916
140,206,916	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.66%	# I/O	11/15/2049	14,904,037

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,928,423,694)					3,743,171,709

Non-Agency Residential Collateralized Mortgage Obligations - 22.5%
24,181,339	Acacia Ltd., Series 2004-5A-A	1.42%	# ^	11/08/2039	22,433,028
10,000,000	Accredited Mortgage Loan Trust, Series 2005-4-MI	1.38%	#	12/25/2035	9,137,529
103,157,000	Accredited Mortgage Loan Trust, Series 2006-2-A4	1.24%	#	09/25/2036	95,401,698
16,208,785	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B	1.10%	#	01/25/2037	11,476,075
5,807,723	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.10%	#	01/25/2036	5,100,576
48,356,871	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.25%	#	02/25/2036	34,515,321

6,200,000	Adjustable Rate Mortgage Trust, Series 2005-2-6M2	1.96%	#	06/25/2035	5,728,989
3,524,035	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.62%	#	10/25/2035	3,094,011
25,335,451	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	3.66%	#	03/25/2036	20,278,873
20,533,472	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	3.49%	#	05/25/2036	18,339,896
19,485,592	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	4.35%	#	05/25/2036	13,184,051
21,688,715	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.71%	#	03/25/2037	18,396,782
3,535,815	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.25%	# ^	11/25/2037	3,304,148
352,850	Aegis Asset Backed Securities Trust, Series 2003-2-M2	3.53%	#	11/25/2033	332,334
1,777,241	Aegis Asset Backed Securities Trust, Series 2004-1-M2	3.01%	#	04/25/2034	1,629,983
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2	2.93%	#	06/25/2034	558,704
16,694,920	Aegis Asset Backed Securities Trust, Series 2004-6-M2	1.98%	#	03/25/2035	15,599,208
57,725,898	Agate Bay Mortgage Trust, Series 2015-6-A3	3.50%	# ^	09/25/2045	58,258,073
87,275,316	Ajax Master Trust, Series 2016-1-PC	0.00&	# ^ ¥	01/01/2057	77,620,546
92,432,647	Ajax Master Trust, Series 2016-2-PC	0.00&	# ^ ¥	10/25/2056	74,381,143
28,712,158	Ajax Mortgage Loan Trust, Series 2015-C-A	3.88%	# ^	03/25/2057	28,177,319
57,153,432	Ajax Mortgage Loan Trust, Series 2016-A-A	4.25%	# ^	08/25/2064	57,514,567
11,951,410	Ajax Mortgage Loan Trust, Series 2016-C-A	4.00%	# ^	10/25/2057	11,924,370
14,719,336	Alternative Loan Trust, Series 2006-41CB-1A2	1.58%	#	01/25/2037	9,809,697
14,719,336	Alternative Loan Trust, Series 2006-41CB-1A15	4.42%	# I/O I/F	01/25/2037	3,048,432
10,023,837	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	8,749,322
30,100,820	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	25,043,286
10,151,354	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	7,940,753
9,500,978	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	8,131,306
124,136,803	Alternative Loan Trust, Series 2007-HY9-A2	1.25%	#	08/25/2047	102,818,008
2,058,364	American Home Mortgage Investment Trust, Series 2005-1-7A2	3.36%	#	06/25/2045	2,058,752
8,508,303	American Home Mortgage Investment Trust, Series 2005-4-3A1	1.28%	#	11/25/2045	6,675,767
31,836,638	American Home Mortgage Investment Trust, Series 2005-4-5A	3.11%	#	11/25/2045	24,128,809
2,345,494	American Home Mortgage Investment Trust, Series 2006-2-3A4	6.60%	#	06/25/2036	1,025,420
8,298,356	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60%	# ^	01/25/2037	4,581,356
16,500,000	Ameriquest Mortgage Securities, Inc., Series 2004-R8-M2	2.00%	#	09/25/2034	15,457,578
11,676,373	Amortizing Residential Collateral Trust, Series 2002-BC7-M1	2.18%	#	10/25/2032	9,138,260
174,229	Argent Securities, Inc., Series 2004-W6-M1	1.81%	#	05/25/2034	168,536
3,621,922	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2003-HE6-M1	1.96%	#	11/25/2033	3,498,161
786,387	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2	2.66%	#	06/25/2034	717,449
8,266,498	Banc of America Alternative Loan Trust, Series 2004-8-1CB1	6.00%		09/25/2034	7,714,865
18,588,542	Banc of America Alternative Loan Trust, Series 2005-10-2CB1	6.00%		11/25/2035	17,651,626
3,185,124	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	3,052,161
10,153,488	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	9,676,350
3,506,724	Banc of America Alternative Loan Trust, Series 2005-5-2CB1	6.00%		06/25/2035	3,453,028
5,400,189	Banc of America Alternative Loan Trust, Series 2005-6-2CB2	6.00%		07/25/2035	5,152,326
3,270,246	Banc of America Alternative Loan Trust, Series 2005-6-4CB1	6.50%		07/25/2035	3,102,647
2,091,089	Banc of America Alternative Loan Trust, Series 2005-8-2CB1	6.00%		09/25/2035	2,075,044
9,904,946	Banc of America Alternative Loan Trust, Series 2006-1-3CB1	6.50%		02/25/2036	9,409,274
5,511,487	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	5,393,857
7,286,817	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	6,373,643
5,361,587	Banc of America Alternative Loan Trust, Series 2006-3-4CB1	6.50%		04/25/2036	4,802,133
1,630,929	Banc of America Alternative Loan Trust, Series 2006-5-CB14	6.00%	#	06/25/2046	1,456,848
3,402,869	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	2,976,900
14,236,036	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.00%	#	10/25/2036	8,533,261
5,146,740	Banc of America Alternative Loan Trust, Series 2006-8-1A1	5.52%	#I/F I/O	11/25/2036	1,123,224
1,834,268	Banc of America Alternative Loan Trust, Series 2006-8-1A2	1.43%	#	11/25/2036	1,260,932
8,401,999	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	7,336,516
1,272,459	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	1,092,045
8,357,353	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	8,600,563
268,661	Banc of America Funding Corporation, Series 2006-2-4A1	19.85%	#I/F	03/25/2036	346,188
1,053,809	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	1,036,445
5,535,224	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	5,188,720
1,138,010	Banc of America Funding Corporation, Series 2006-3-6A1	6.22%	#	03/25/2036	1,148,845
7,495,659	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	7,021,177
2,108,588	Banc of America Funding Corporation, Series 2006-7-T2A5	6.04%	#	10/25/2036	1,762,289
9,938,415	Banc of America Funding Corporation, Series 2006-7-T2A8	5.91%	#	10/25/2036	8,288,135
2,004,594	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10%	#	10/25/2036	1,769,573
939,894	Banc of America Funding Corporation, Series 2006-B-7A1	3.56%	#	03/20/2036	844,085
12,174,332	Banc of America Funding Corporation, Series 2006-D-6A1	3.75%	#	05/20/2036	10,754,922
839,884	Banc of America Funding Corporation, Series 2006-G-2A1	1.20%	#	07/20/2036	833,451
410,976	Banc of America Funding Corporation, Series 2006-H-3A1	3.25%	#	09/20/2046	331,291
1,401,522	Banc of America Funding Corporation, Series 2007-1-TA10	5.84%	#	01/25/2037	1,234,864
1,945,704	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83%	#	04/25/2037	1,685,499
3,076,268	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	2,522,650
3,351,123	Banc of America Funding Corporation, Series 2009-R14-3A	14.35%	# ^I/F	06/26/2035	3,584,923
5,289,860	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,082,224
1,845,312	Banc of America Funding Corporation, Series 2010-R1-3A	13.08%	# ^I/F	07/26/2036	1,834,826
796,716	Banc of America Mortgage Securities, Inc., Series 2004-K-4A1	3.27%	#	12/25/2034	773,838
4,230,616	Banc of America Mortgage Securities, Inc., Series 2006-1-A9	6.00%		05/25/2036	3,737,182
510,928	Banc of America Mortgage Securities, Inc., Series 2007-1-2A5	5.75%		01/25/2037	444,562
56,624,317	Bayview Opportunity Master Fund Trust, Series 2016-B-A	4.25%	# ^	03/28/2036	56,916,288
34,494,766	Bayview Opportunity Master Fund Trust, Series 2016-RN3-A1	3.60%	# ^	09/29/2031	34,528,312
17,610,572	Bayview Opportunity Master Fund Trust, Series 2016-RPL4-A1	3.47%	# ^	07/28/2018	17,531,231
3,942,312	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	3,432,128
4,268,046	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	3,666,399

12,733,190	BCAP LLC Trust, Series 2008-RR3-A1B	6.66%	# ^	10/25/2036	8,534,548
4,463,064	BCAP LLC Trust, Series 2009-RR13-18A2	5.75%	# ^	07/26/2037	3,863,592
13,418,962	BCAP LLC Trust, Series 2009-RR1-3A3	6.00%	# ^	08/26/2037	14,155,282
6,250,292	BCAP LLC Trust, Series 2009-RR4-4A2	5.75%	^	02/26/2036	4,912,786
4,909,879	BCAP LLC Trust, Series 2010-RR10-5A1	7.00%	# ^	04/27/2037	5,460,995
9,019,309	BCAP LLC Trust, Series 2010-RR12-3A15	6.00%	# ^	08/26/2037	9,360,145
3,304,550	BCAP LLC Trust, Series 2010-RR5-2A3	6.10%	# ^	04/26/2037	3,403,845
1,072,778	BCAP LLC Trust, Series 2011-RR12-2A5	2.77%	# ^	12/26/2036	1,080,257
8,067,217	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	3.53%	#	02/25/2036	7,785,616
8,714,088	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.30%	#	10/25/2046	7,816,539
10,417,412	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	3.38%	#	02/25/2047	8,778,765
5,682,144	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.52%	#	02/25/2047	4,806,542
3,787,767	Bear Stearns Alt-A Trust, Series 2004-11-2A3	3.25%	#	11/25/2034	3,729,226
28,669,466	Bear Stearns Alt-A Trust, Series 2006-3-21A1	3.13%	#	05/25/2036	21,913,767
13,844,558	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.40%	#	11/25/2036	12,598,541
8,219,236	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	6.00%	#	08/25/2034	8,484,581
22,816,179	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%	#	04/25/2035	22,722,342
6,859,574	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%	#	04/25/2035	7,003,415
11,598,762	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%	#	10/25/2035	11,097,190
14,935,626	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%	#	02/25/2036	11,592,640
8,617,925	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25%	#	12/25/2036	8,373,274
1,975,323	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	1,479,574
1,476,804	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	1,140,778
4,117,469	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	2.83%	#	10/25/2036	3,331,202
21,649,848	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1	1.18%	#	11/25/2036	18,372,633
1,087,374,177	Belle Haven Ltd., Series 2006-1A-A1	1.25%	# ^	07/05/2046	26,096,980
22,788,531	CAM Mortgage Trust, Series 2016-2-A1	3.25%	# ^	06/15/2057	22,677,770
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%	#	01/25/2034	2,771,620
1,611,349	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1	1.88%	#	03/25/2033	1,554,316
10,047,092	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.19%	#	12/25/2035	9,757,906
14,501,969	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	11,989,487
8,195,655	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	6,690,659
21,709,663	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	17,316,878
9,235,783	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.22%	#	07/25/2037	8,855,019
4,155,751	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	3,286,339
2,087,156	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	1,619,016
4,207,455	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	3,477,323
7,013,542	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	6,970,544
1,861,604	ChaseFlex Trust, Series 2006-1-A5	6.16%	#	06/25/2036	1,808,582
6,500,069	ChaseFlex Trust, Series 2006-2-A2B	1.18%	#	09/25/2036	5,343,215
5,592,675	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	4,059,324
12,843,848	ChaseFlex Trust, Series 2007-M1-2F4	4.30%	#	08/25/2037	10,746,633
13,358,744	ChaseFlex Trust, Series 2007-M1-2F5	4.30%	#	08/25/2037	11,176,341
22,048,721	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.03%	#	03/25/2037	18,911,171
65,959,595	CIM Trust, Series 2016-1RR-B2	12.32%	^	07/26/2055	57,833,967
75,440,246	CIM Trust, Series 2016-2RR-B2	13.12%	^	02/27/2056	66,175,897
73,074,681	CIM Trust, Series 2016-3RR-B2	11.38%	^	02/27/2056	64,110,025
50,188,672	CIM Trust, Series 2017-3RR-B2	16.78%	^	01/27/2057	55,207,539
8,971,585	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	9,153,145
1,963,700	Citicorp Mortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	1,785,733
6,594,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.68%	#	09/25/2036	6,779,045
33,902,075	Citicorp Residential Mortgage Securities, Inc., Series 2007-1-A4	5.66%	#	03/25/2037	35,195,686
2,719,158	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	2,066,776
1,512,061	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	1,381,441
4,439,093	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	4,029,312
51,711,977	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1	1.13%	# ^	09/25/2036	45,661,438
4,175,398	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85%	#	10/25/2036	3,490,323
2,336,069	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	5.13%	#	03/25/2036	1,679,999
13,845,960	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.16%	#	05/25/2036	8,309,134
7,580,000	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3-M1	1.27%	#	10/25/2036	7,277,522
6,473,378	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.57%	#	04/25/2037	6,603,546
1,012,688	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50%	^	10/25/2036	739,035
318,661	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	327,801
29,946,395	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75%	^	04/25/2047	23,672,607
1,383,313	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50%	^	05/25/2037	1,371,666
98,857,238	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1	1.12%	# ^	01/25/2037	80,071,990
5,524,849	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	3.33%	#	04/25/2037	5,022,771
5,792,098	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97%	#	01/25/2037	3,892,741
12,767,869	Citigroup Mortgage Loan Trust, Inc., Series 2007-OXP1-A5A	5.76%	#	01/25/2037	8,583,216
18,922,905	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3-A2	1.14%	#	06/25/2037	18,765,652
20,000,000	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-1A1B	3.58%	# ^	11/25/2038	20,397,826
10,505,106	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00%	# ^	10/25/2037	9,886,455
162,622,126	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00%	# ^	11/25/2036	167,734,868
131,252,715	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00%	# ^	12/25/2036	132,174,410
105,879,782	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00%	# ^	06/25/2037	106,125,306
38,378,398	Citigroup Mortgage Loan Trust, Inc., Series 2014-J2-A1	3.50%	# ^	11/25/2044	38,561,233
5,723,009	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	4,982,324
5,097,061	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	4,743,667
3,701,190	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	3,429,715
1,270,339	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	1,277,473

3,865,880	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	3,211,760
6,517,017	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	5,966,905
3,177,477	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	2,909,261
8,129,983	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9	4.42%	#I/F I/O	01/25/2037	1,256,608
6,682,280	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00%	#	03/25/2037	6,023,460
15,378,067	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3	4.42%	#I/F I/O	03/25/2037	2,177,860
6,026,335	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	5,349,548
10,931,259	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3	1.31%	#	04/25/2037	7,734,553
10,931,259	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4	5.69%	#I/F I/O	04/25/2037	2,081,169
1,597,104	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	1,482,526
21,056,658	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	19,546,019
741,433	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	673,374
10,122,640	COLT Funding LLC, Series 2015-1-A1F	4.00%	# ^	12/26/2045	10,097,627
32,133,797	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	29,636,978
7,684,480	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	7,531,634
5,888,263	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1	1.48%	#	07/25/2035	4,480,905
12,021,870	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2	4.02%	#I/F I/O	07/25/2035	1,377,194
895,823	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		07/25/2020	878,978
4,403,748	Countrywide Alternative Loan Trust, Series 2005-26CB-A11	11.27%	#I/F	07/25/2035	4,516,438
6,086,711	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2	1.73%	#	08/25/2035	4,930,370
2,172,276	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	1,713,566
3,035,296	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	2,868,566
9,656,257	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	8,017,296
3,809,124	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	3,296,627
36,513,369	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	33,082,949
731,547	Countrywide Alternative Loan Trust, Series 2005-60T1-A7	28.73%	#I/F	12/25/2035	1,041,335
1,144,471	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	1,096,699
16,610,565	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	15,917,215
2,727,026	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5	1.78%	#	01/25/2036	2,237,511
6,860,633	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6	3.72%	#I/F I/O	01/25/2036	667,160
61,603,443	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	48,453,812
1,518,456	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	1,266,120
40,667,973	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	31,978,179
3,571,835	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6	18.03%	#I/F	02/25/2036	4,278,932
2,038,426	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	1,772,485
3,998,589	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	3,571,958
909,985	Countrywide Alternative Loan Trust, Series 2005-J10-1A13	1.68%	#	10/25/2035	701,353
426,277	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	380,795
1,003,341	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	863,840
1,349,304	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	1,309,578
1,326,711	Countrywide Alternative Loan Trust, Series 2005-J13-2A5	1.46%	#	11/25/2035	989,568
2,653,421	Countrywide Alternative Loan Trust, Series 2005-J13-2A6	4.04%	#I/F I/O	11/25/2035	309,035
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,628,138
1,816,345	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		01/25/2020	1,821,263
1,252,426	Countrywide Alternative Loan Trust, Series 2005-J2-1A5	1.48%	#	04/25/2035	1,022,479
3,853,619	Countrywide Alternative Loan Trust, Series 2005-J2-1A6	4.02%	#I/F I/O	04/25/2035	409,598
11,128,560	Countrywide Alternative Loan Trust, Series 2005-J3-2A8	1.28%	#	05/25/2035	9,321,458
11,128,560	Countrywide Alternative Loan Trust, Series 2005-J3-2A9	4.22%	#I/F I/O	05/25/2035	1,211,799
4,950,251	Countrywide Alternative Loan Trust, Series 2006-12CB-A3	5.75%	#	05/25/2036	3,644,843
2,464,164	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	1,925,422
1,637,858	Countrywide Alternative Loan Trust, Series 2006-18CB-A12	1.58%	#	07/25/2036	982,470
1,637,858	Countrywide Alternative Loan Trust, Series 2006-18CB-A13	4.52%	#I/F I/O	07/25/2036	250,879
8,315,729	Countrywide Alternative Loan Trust, Series 2006-19CB-A12	1.38%	#	08/25/2036	5,549,771
11,276,628	Countrywide Alternative Loan Trust, Series 2006-19CB-A13	4.62%	#I/F I/O	08/25/2036	1,784,724
1,735,984	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	1,527,437
2,745,017	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		06/25/2036	2,307,161
8,034,328	Countrywide Alternative Loan Trust, Series 2006-24CB-A14	6.17%	#I/F I/O	06/25/2036	2,043,915
6,442,485	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		06/25/2036	5,523,148
6,914,722	Countrywide Alternative Loan Trust, Series 2006-24CB-A5	1.58%	#	06/25/2036	4,510,180
2,588,914	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	2,116,242
3,323,092	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	2,779,088
5,272,201	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	4,254,225
910,874	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12	39.77%	#I/F	10/25/2036	1,773,475
557,929	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23	29.11%	#I/F	10/25/2036	869,120
5,870,628	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	5,171,170
4,125,792	Countrywide Alternative Loan Trust, Series 2006-32CB-A1	1.65%	#	11/25/2036	2,609,339
6,881,821	Countrywide Alternative Loan Trust, Series 2006-32CB-A2	4.35%	#I/F I/O	11/25/2036	1,198,967
7,183,646	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	5,065,194
2,270,694	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	2,181,689
17,907,186	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2	5.57%	#I/F I/O	01/25/2037	4,621,035
6,098,242	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4	1.43%	#	01/25/2037	1,423,280
3,288,485	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	2,845,393
5,596,884	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4	4.47%	#I/F I/O	01/25/2037	825,515
6,018,493	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	5,304,295
6,337,603	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	5,585,537
5,331,298	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4	1.58%	#	02/25/2037	2,287,430
5,331,298	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5	4.42%	#I/F I/O	02/25/2037	775,710
1,848,585	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	1,693,026
11,138,041	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	9,767,255
5,489,528	Countrywide Alternative Loan Trust, Series 2006-J1-A10	5.50%		02/25/2036	4,813,918

2,035,211	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	1,736,610
1,279,567	Countrywide Alternative Loan Trust, Series 2007-11T1-A24	34.01%	#I/F	05/25/2037	2,210,915
19,893,339	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	18,063,901
13,364,433	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1	1.43%	#	08/25/2037	7,101,127
3,870,006	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2	46.40%	#I/F	08/25/2037	7,854,860
7,715,826	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	7,233,482
11,801,504	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10	25.38%	#I/F	08/25/2037	17,228,864
1,840,709	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	1,657,643
1,125,904	Countrywide Alternative Loan Trust, Series 2007-19-1A10	33.11%	#I/F	08/25/2037	2,047,333
16,548,374	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	13,683,632
36,984,496	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	23,157,547
5,677,590	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2	24.47%	#I/F	09/25/2037	7,517,461
26,804,416	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	19,113,288
14,447,650	Countrywide Alternative Loan Trust, Series 2007-23CB-A3	1.48%	#	09/25/2037	9,165,996
20,504,211	Countrywide Alternative Loan Trust, Series 2007-23CB-A4	5.52%	#I/F I/O	09/25/2037	4,705,021
16,761,644	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	4,799,095
7,557,363	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18	4.67%	#I/F I/O	04/25/2037	1,276,258
7,557,363	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23	1.53%	#	04/25/2037	4,955,915
6,270,031	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	5,366,136
521,107	Countrywide Alternative Loan Trust, Series 2007-8CB-A12	34.31%	#I/F	05/25/2037	963,898
556,274	Countrywide Alternative Loan Trust, Series 2007-8CB-A8	34.19%	#I/F	05/25/2037	1,025,271
802,208	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4	1.48%	#	05/25/2037	381,825
802,208	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5	4.52%	#I/F I/O	05/25/2037	147,655
21,973,577	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	15,793,742
2,352,047	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	1,716,596
574,593	Countrywide Alternative Loan Trust, Series 2007-9T1-3A1	5.50%		05/25/2022	410,454
65,890,241	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	3.26%	#	03/25/2047	57,782,335
5,064,104	Countrywide Alternative Loan Trust, Series 2007-HY5R-2A1B	4.01%	#	03/25/2047	5,060,378
3,994,855	Countrywide Asset-Backed Certificates, Series 2003-BC6-M1	1.81%	#	11/25/2033	3,856,098
1,375,421	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	4.78%	#	04/25/2036	1,200,492
23,200,000	Countrywide Asset-Backed Certificates, Series 2005-4-AF5B	4.78%	#	10/25/2035	22,985,514
379,096	Countrywide Home Loans, Series 2002-32-2A6	5.00%		01/25/2018	380,192
3,078,482	Countrywide Home Loans, Series 2003-60-4A1	3.44%	#	02/25/2034	3,072,199
3,426,386	Countrywide Home Loans, Series 2004-R2-1AF1	1.40%	# ^	11/25/2034	2,995,642
3,333,866	Countrywide Home Loans, Series 2004-R2-1AS	5.39%	# ^ I/O	11/25/2034	467,937
7,141,565	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	6,898,206
5,161,466	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	5,028,359
15,247,156	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	14,122,623
4,263,588	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	3,789,941
1,281,622	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	1,102,478
2,216,977	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	1,994,210
26,663,584	Countrywide Home Loans, Series 2005-HYB1-4A1	3.27%	#	03/25/2035	24,920,436
3,430,786	Countrywide Home Loans, Series 2005-HYB8-1A1	3.20%	#	12/20/2035	2,685,324
4,596,094	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	4,331,995
3,471,237	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	3,376,985
1,066,153	Countrywide Home Loans, Series 2005-R1-1AF1	1.34%	# ^	03/25/2035	945,394
1,036,767	Countrywide Home Loans, Series 2005-R1-1AS	5.44%	# ^ I/O	03/25/2035	136,305
7,582,455	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	6,306,064
8,453,975	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	7,144,981
3,270,982	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	2,879,966
2,138,751	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	2,150,234
8,813,536	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	7,592,916
29,482,649	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	24,665,231
17,304,782	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	15,679,865
7,679,126	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	6,649,498
8,994,655	Countrywide Home Loans, Series 2007-13-A110	6.00%		08/25/2037	7,788,638
9,110,955	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	8,384,895
1,004,678	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	924,615
4,476,974	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	4,109,941
9,646,981	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	9,267,269
1,128,516	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	1,006,126
9,242,824	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	7,902,118
3,559,738	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	3,043,385
6,695,446	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	5,611,213
3,279,026	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	2,924,138
11,729,548	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	10,764,531
3,516,118	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	3,187,377
9,697,995	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	8,071,946
5,089,473	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	4,063,514
11,816,684	Countrywide Home Loans, Series 2007-8-1A9	6.00%	#	01/25/2038	9,835,397
2,071,549	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	1,890,191
15,222,154	Countrywide Home Loans, Series 2007-HY1-1A1	3.55%	#	04/25/2037	14,631,300
27,399,531	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	20,266,162
782,219	Countrywide Home Loans, Series 2007-J3-A1	1.48%	#	07/25/2037	460,298
3,911,093	Countrywide Home Loans, Series 2007-J3-A2	4.52%	#I/F I/O	07/25/2037	540,849
100,000,000	Credit Suisse Commercial Mortgage Trust, Series 2017-1A-A	4.50%	^	03/25/2021	100,305,600
5,255,634	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.11%	#	11/25/2036	2,112,923
3,409,202	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	5.68%	#	12/25/2036	1,659,786
11,453,093	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90%	#	05/25/2037	5,384,270
121,308	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-AR8-2A1	3.12%	#	09/25/2034	120,228

3,228,145	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	3,093,758
958,185	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	918,295
15,639,808	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	14,854,210
10,783,393	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	4,133,370
6,436,628	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	6,119,755
5,465,822	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	4,052,354
2,801,770	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75%	^	12/26/2035	2,525,692
20,822,324	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	14,905,186
3,146,481	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	1,841,518
3,639,854	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1	1.68%	#	03/25/2036	1,947,941
20,345,112	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2	4.32%	#I/F I/O	03/25/2036	3,457,589
4,237,858	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	3,207,928
11,469,340	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	8,490,170
5,256,526	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	4,867,398
3,177,704	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	2,950,209
4,493,494	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8	6.00%	#	05/25/2036	3,820,684
22,560,525	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	10,065,759
15,277,104	Credit Suisse Mortgage Capital Certificates, Series 2006-4-6A1	6.00%		05/25/2036	11,744,704
13,033,336	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	9,723,532
11,385,350	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	3,459,118
321,265	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	266,873
4,609,211	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	4,439,490
8,336,763	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	7,784,517
27,298,275	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	25,794,648
7,655,237	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	6,152,672
7,554,632	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	7,349,212
1,227,496	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15	35.23%	#I/F	11/25/2036	2,196,391
11,814,269	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13%	#	02/25/2037	5,443,991
10,328,206	Credit Suisse Mortgage Capital Certificates, Series 2007-1-3A1	6.00%		02/25/2022	7,443,322
6,651,311	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	5,686,860
103,560	Credit Suisse Mortgage Capital Certificates, Series 2007-2-2A1	5.00%		03/25/2037	101,830
10,232,254	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	7,979,226
6,741,537	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	6,239,432
52,434,151	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	50,741,372
23,631,277	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	21,742,809
11,870,806	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00%	^	07/25/2037	11,153,881
3,927,369	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	3.43%	# ^	07/20/2035	3,943,262
6,289,123	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50%	^	12/26/2035	6,382,930
93,898,000	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	2.64%	# ^	06/26/2037	96,913,750
23,133,093	Credit Suisse Mortgage Capital Certificates, Series 2010-2R-4A17	6.00%	# ^	03/26/2037	23,063,287
47,120,993	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-3A17	6.00%	# ^	06/26/2037	50,052,659
23,265,060	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00%	# ^	06/26/2037	21,796,609
5,774,565	Credit Suisse Mortgage Capital Certificates, Series 2010-6R-2A6A	6.25%	^	07/26/2037	5,907,969
17,872,755	Credit Suisse Mortgage Capital Certificates, Series 2010-7R-4A17	6.00%	# ^	04/26/2037	18,072,463
34,618,976	Credit Suisse Mortgage Capital Certificates, Series 2010-9R-2A5	4.00%	^	02/27/2038	36,186,360
57,373,270	Credit Suisse Mortgage Capital Certificates, Series 2013-6-1A1	2.50%	# ^	07/25/2028	56,425,291
52,325,773	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00%	# ^	05/27/2043	49,872,767
36,117,574	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A11	3.48%	# ^	07/25/2043	35,835,333
25,549,839	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A2	3.00%	# ^	07/25/2043	24,893,632
56,992,521	Credit Suisse Mortgage Capital Certificates, Series 2014-CIM1-A3	2.92%	# ^	01/25/2058	57,390,226
6,948,075	Credit Suisse Mortgage Capital Certificates, Series 2014-WIN1-2A4	3.00%	# ^	09/25/2044	6,866,898
96,268,208	Credit Suisse Mortgage Capital Certificates, Series 2015-1-A1	2.50%	# ^	01/25/2045	93,795,713
141,944,469	Credit Suisse Mortgage Capital Certificates, Series 2015-PR2-A1	4.25%	# ^	07/26/2055	143,601,244
83,947,606	Credit Suisse Mortgage Capital Certificates, Series 2015-RPL1-A1	3.63%	# ^	02/25/2057	84,330,088
93,932,446	Credit Suisse Mortgage Capital Certificates, Series 2015-RPL2-A1A	3.75%	# ^	11/25/2057	92,813,729
26,190,187	Credit Suisse Mortgage Capital Certificates, Series 2015-RPL3-A1	3.75%	# ^	12/25/2056	26,245,998
33,582,232	Credit Suisse Mortgage Capital Certificates, Series 2016-PR1-A1	5.10%	# ^	07/25/2056	32,949,503
238,907	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6-A4	3.78%	#	06/25/2035	237,493
9,750,000	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83%	# ^	12/25/2036	9,782,148
40,746,000	CSMC Mortgage Securities Trust, Series 2017-3R-1A1	2.98%	^	02/27/2047	40,746,000
8,745,437	CSMLT Trust, Series 2015-1-A9	3.50%	# ^	05/25/2045	8,826,061
48,038,925	CSMLT Trust, Series 2015-2-A7	3.50%	# ^	08/25/2045	48,481,796
17,535,645	CSMLT Trust, Series 2015-3-1A2	3.50%	# ^	11/25/2045	17,855,441
20,438,673	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50%	#	09/25/2035	18,544,204
1,336,491	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6	28.73%	#I/F	11/25/2035	1,893,983
1,363,165	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1	1.18%	#	11/25/2035	773,676
4,114,180	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2	4.32%	#I/F I/O	11/25/2035	666,978
14,426,095	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6-2A1	5.50%		12/25/2035	12,625,910
24,775,466	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-1-1A3A	1.19%	#	08/25/2037	23,492,238
35,825,143	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1	1.28%	#	09/25/2047	29,562,897
18,629,617	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B	1.20%	#	08/25/2047	15,533,600
1,126,881	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	5.67%	#	06/25/2036	937,689
2,188,490	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,965,291
30,560,441	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65%	#	10/25/2036	27,343,126
2,177,063	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90%	#	10/25/2036	1,955,216
3,200,447	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90%	#	10/25/2036	2,874,316
6,365,334	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	5.87%	#	10/25/2036	5,716,857
16,145,742	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1	11.05%	# ^I/F	04/15/2036	17,499,285
6,758,688	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1	11.03%	# ^I/F	04/15/2036	7,355,909
11,021,902	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2	13.13%	# ^I/F	04/15/2036	12,695,055

631,096	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1	17.04%	# ^I/F	04/15/2036	747,767
5,500,286	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3	11.49%	# ^I/F	04/15/2036	5,698,660
91,080,985	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4	11.05%	# ^I/F	04/15/2036	93,326,386
2,541,881	Deutsche Mortgage Securities, Inc., Series 2009-RS2-4A2	0.91%	# ^	04/26/2037	2,554,640
2,451,076	First Franklin Mortgage Loan Trust, Series 2006-FF1-2A3	1.22%	#	01/25/2036	2,446,525
11,209,732	First Franklin Mortgage Loan Trust, Series 2006-FF3-A2B	1.18%	#	02/25/2036	10,936,546
11,551,057	First Horizon Alternative Mortgage Securities, Series 2005-AA4-1A1	3.03%	#	05/25/2035	9,584,425
6,545,733	First Horizon Alternative Mortgage Securities, Series 2005-FA5-1A4	5.50%		08/25/2035	5,874,706
9,286,056	First Horizon Alternative Mortgage Securities, Series 2005-FA8-1A4	5.50%		11/25/2035	7,925,950
788,870	First Horizon Alternative Mortgage Securities, Series 2005-FA8-2A1	5.00%		11/25/2020	794,979
7,178,860	First Horizon Alternative Mortgage Securities, Series 2005-FA9-A4A	5.50%		12/25/2035	6,161,694
5,249,392	First Horizon Alternative Mortgage Securities, Series 2006-AA3-A1	3.13%	#	06/25/2036	4,321,760
4,209,722	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A12	6.00%		04/25/2036	3,584,641
232,616	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A6	1.73%	#	04/25/2036	225,433
2,750,727	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	2,174,294
771,330	First Horizon Alternative Mortgage Securities, Series 2006-FA7-A8	6.25%		12/25/2036	641,648
3,913,053	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A5	6.00%		02/25/2037	3,059,152
8,200,727	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	7,285,445
23,471,568	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A3	6.00%		06/25/2037	18,572,995
1,207,733	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A4	6.00%		06/25/2037	955,676
1,321,911	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A13	6.25%		08/25/2037	1,054,137
4,080,839	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A4	6.25%		08/25/2037	3,254,200
1,917,409	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A5	6.25%		08/25/2037	1,529,007
2,795,019	First Horizon Asset Securities, Inc., Series 2006-1-1A2	6.00%		05/25/2036	2,567,544
6,413,516	First Horizon Asset Securities, Inc., Series 2007-1-A3	6.00%		03/25/2037	5,638,719
4,516,943	First Horizon Asset Securities, Inc., Series 2007-4-1A1	6.00%		08/25/2037	3,774,194
57,720,250	GCAT LLC, Series 2016-1-A1	4.50%	# ^	03/25/2021	58,105,082
30,000,000	GCAT LLC, Series 2017-1-A1	3.38%	^	03/25/2047	29,955,000
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D	1.30%	#	12/25/2035	37,128,173
5,621,852	GMACM Mortgage Loan Trust, Series 2003-AR1-A5	3.85%	#	10/19/2033	5,690,719
8,256,496	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.63%	#	09/19/2035	7,854,013
10,340,582	GMACM Mortgage Loan Trust, Series 2005-J1-A14	5.50%		12/25/2035	9,958,142
44,427,456	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1	1.24%	#	08/25/2045	28,833,121
1,682,500	GS Mortgage Securities Corporation, Series 2008-2R-1A1	7.50%	# ^	09/25/2036	1,176,247
6,101,482	GS Mortgage Securities Corporation, Series 2009-3R-1A2	6.00%	# ^	04/25/2037	5,751,180
261,857	GSAA Home Equity Trust, Series 2005-12-AF3	5.07%	#	09/25/2035	221,481
27,002,838	GSAA Home Equity Trust, Series 2005-7-AF3	4.75%	#	05/25/2035	27,236,140
11,440,950	GSAA Home Equity Trust, Series 2006-10-AF3	5.98%	#	06/25/2036	5,775,376
8,188,484	GSAA Home Equity Trust, Series 2006-10-AF4	6.30%	#	06/25/2036	4,131,398
15,398,967	GSAA Home Equity Trust, Series 2006-15-AF4	5.96%	#	09/25/2036	7,941,584
2,618,918	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77%	#	11/25/2036	1,440,168
5,651,969	GSAA Home Equity Trust, Series 2006-18-AF6	5.68%	#	11/25/2036	2,784,186
6,783,378	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	5,722,711
3,794,226	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	2,729,005
30,587,956	GSAMP Trust, Series 2006-HE6-A3	1.13%	#	08/25/2036	25,087,495
14,683,162	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF	1.33%	# ^	03/25/2035	13,077,311
14,683,162	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	4.05%	# ^ I/O	03/25/2035	1,292,202
8,416,776	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF	1.33%	# ^	09/25/2035	7,256,455
8,416,776	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	3.88%	# ^ I/O	09/25/2035	842,416
32,501,026	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	3.79%	# ^ I/O	01/25/2036	3,522,032
32,501,026	GSMPS Mortgage Loan Trust, Series 2006-RP1-AF1	1.33%	# ^	01/25/2036	27,473,783
9,915,521	GSMSC Pass-Through Trust, Series 2009-3R-3A2	5.75%	# ^	04/25/2037	9,789,084
2,717,721	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	2,762,893
5,211,659	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	5,269,014
876,613	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	892,739
8,559,091	GSR Mortgage Loan Trust, Series 2005-6F-3A9	5.92%	#I/F I/O	07/25/2035	1,036,212
789,929	GSR Mortgage Loan Trust, Series 2005-6F-4A1	1.48%	#	07/25/2035	635,027
493,700	GSR Mortgage Loan Trust, Series 2005-7F-3A1	1.48%	#	09/25/2035	460,394
12,906,623	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	10,648,359
4,156,288	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	3,754,395
1,416,332	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	1,333,012
1,085,216	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	1,013,547
4,039,187	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	3,310,653
4,850,780	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	3,975,861
13,875,774	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	11,681,212
6,964,007	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	5,117,825
8,248,833	GSR Mortgage Loan Trust, Series 2006-9F-2A1	6.00%		10/25/2036	7,754,158
23,211,480	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	19,459,957
121,077	GSR Mortgage Loan Trust, Series 2006-9F-8A1	5.50%		08/25/2021	113,917
5,376,332	GSR Mortgage Loan Trust, Series 2006-OA1-2A1	1.17%	#	08/25/2046	5,347,862
1,722,292	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	1,663,173
2,965,961	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	2,815,222
36,751,338	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	33,200,923
2,003,070	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	3.44%	#	12/19/2035	1,745,901
9,107,422	HarborView Mortgage Loan Trust, Series 2006-10-2A1A	1.16%	#	11/19/2036	7,587,190
20,468,965	HarborView Mortgage Loan Trust, Series 2006-11-A1A	1.15%	#	12/19/2036	17,589,313
1,456,761	Home Equity Asset Trust, Series 2003-3-M1	2.27%	#	08/25/2033	1,433,694
584,726	Home Equity Asset Trust, Series 2004-7-M2	1.97%	#	01/25/2035	536,158
15,000,000	Home Equity Loan Trust, Series 2007-FRE1-2AV2	1.14%	#	04/25/2037	14,108,470
1,718,089	HomeBanc Mortgage Trust, Series 2005-1-M2	1.47%	#	03/25/2035	1,315,363

24,819,968	HomeBanc Mortgage Trust, Series 2005-3-A1	1.22%	#	07/25/2035	24,539,929
1,955,456	HomeBanc Mortgage Trust, Series 2006-1-3A1	2.89%	#	04/25/2037	1,912,403
33,628,809	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	24,899,265
5,126,987	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	3.25%	#	01/25/2037	4,504,876
1,039,350	IMPAC Trust, Series 2002-9F-A1	5.22%	#	12/25/2032	1,045,907
2,533,256	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	3.32%	#	09/25/2036	2,013,888
6,907,595	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	3.27%	#	09/25/2036	5,985,299
28,341,549	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	3.46%	#	12/25/2036	26,365,143
9,321,482	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	3.28%	#	05/25/2036	7,983,750
5,426,775	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	4,509,076
3,972,823	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	3,300,996
25,002,179	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	20,074,889
13,531,564	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	3.36%	#	03/25/2037	11,977,994
6,342,556	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	4.32%	#	07/25/2037	5,771,557
578,140	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	520,805
27,496,361	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	18,123,556
1,657,520	Jefferies & Company, Inc., Series 2010-R1-1A1	6.00%	# ^	03/26/2037	1,692,757
8,892,400	Jefferies & Company, Inc., Series 2010-R4-1A4	6.00%	# ^	10/26/2036	9,118,671
14,194,013	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	12,933,107
4,550,298	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	4,158,883
4,568,936	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	3,894,508
15,607,584	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%	#	05/25/2036	12,648,397
5,599,537	JP Morgan Alternative Loan Trust, Series 2006-S4-A3A	5.78%	#	12/25/2036	5,589,245
26,683,033	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96%	#	12/25/2036	23,714,874
12,638,492	JP Morgan Mortgage Acquisition Corporation, Series 2006-CH2-AF3	5.46%	#	10/25/2036	9,774,736
4,475,248	JP Morgan Mortgage Acquisition Corporation, Series 2006-WF1-A5	6.41%	#	07/25/2036	2,600,232
23,000,000	JP Morgan Mortgage Acquisition Corporation, Series 2007-CH1-AF5	4.99%	#	11/25/2036	21,772,580
1,584,404	JP Morgan Mortgage Trust, Series 2005-A6-5A1	3.04%	#	08/25/2035	1,479,864
2,237,372	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	2,260,660
1,710,808	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	1,397,978
5,193,844	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	4,274,259
10,256,384	JP Morgan Mortgage Trust, Series 2006-S3-1A21	1.36%	#	08/25/2036	4,308,916
10,256,384	JP Morgan Mortgage Trust, Series 2006-S3-1A22	6.14%	#I/F I/O	08/25/2036	3,172,692
2,420,140	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	1,991,666
9,547,708	JP Morgan Mortgage Trust, Series 2006-S4-A8	1.36%	#	01/25/2037	5,324,849
9,547,708	JP Morgan Mortgage Trust, Series 2006-S4-A9	5.64%	#I/F I/O	01/25/2037	2,421,390
2,888,102	JP Morgan Mortgage Trust, Series 2007-A2-2A1	3.36%	#	04/25/2037	2,590,438
12,589,457	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	10,422,830
5,057,410	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	4,495,919
8,417,568	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	7,495,704
1,426,029	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	1,269,637
7,761,426	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	6,919,831
8,839,841	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	7,882,722
1,230,229	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	1,210,055
12,026,934	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00%	^	02/26/2037	10,596,961
21,609,951	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00%	^	02/26/2037	18,910,263
17,093,773	JP Morgan Resecuritization Trust, Series 2010-2-3A9	6.00%	^	07/26/2036	17,070,421
265,503	JP Morgan Resecuritization Trust, Series 2010-8-2A3	3.23%	# ^	11/26/2034	267,416
1,037	JP Morgan Resecuritization Trust, Series 2011-2-7A11	6.00%	# ^	04/26/2036	1,036
1,331,199	JP Morgan Resecuritization Trust, Series 2012-2-3A3	2.88%	# ^	10/26/2036	1,341,302
4,009,483	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	3,543,383
3,631,062	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	3,382,449
5,174,314	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	4,740,004
440,613	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	392,610
2,366,506	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	2,167,871
2,117,425	Lehman Mortgage Trust, Series 2006-1-1A1	1.73%	#	02/25/2036	1,472,490
6,352,275	Lehman Mortgage Trust, Series 2006-1-1A2	3.77%	#I/F I/O	02/25/2036	1,123,042
7,794,144	Lehman Mortgage Trust, Series 2006-1-3A1	1.73%	#	02/25/2036	6,414,553
7,794,144	Lehman Mortgage Trust, Series 2006-1-3A2	3.77%	#I/F I/O	02/25/2036	670,758
5,021,701	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	4,686,278
4,241,142	Lehman Mortgage Trust, Series 2006-4-1A3	4.42%	#I/F I/O	08/25/2036	710,965
2,695,578	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	2,425,936
7,886,254	Lehman Mortgage Trust, Series 2006-5-2A1	1.33%	#	09/25/2036	2,925,113
16,426,982	Lehman Mortgage Trust, Series 2006-5-2A2	6.17%	#I/F I/O	09/25/2036	4,999,741
12,660,710	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	11,101,476
4,814,915	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	4,492,555
4,041,314	Lehman Mortgage Trust, Series 2006-7-2A2	1.43%	#	11/25/2036	1,642,207
13,875,534	Lehman Mortgage Trust, Series 2006-7-2A5	5.57%	#I/F I/O	11/25/2036	4,076,019
3,459,665	Lehman Mortgage Trust, Series 2006-9-1A19	26.17%	#I/F	01/25/2037	4,716,943
3,816,193	Lehman Mortgage Trust, Series 2006-9-1A5	1.58%	#	01/25/2037	2,601,547
11,358,937	Lehman Mortgage Trust, Series 2006-9-1A6	4.17%	#I/F I/O	01/25/2037	1,551,667
4,967,946	Lehman Mortgage Trust, Series 2006-9-2A1	1.36%	#	01/25/2037	2,111,451
9,503,680	Lehman Mortgage Trust, Series 2006-9-2A2	5.64%	#I/F I/O	01/25/2037	2,551,514
10,012,857	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	7,364,503
3,166,889	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	2,754,617
3,475,408	Lehman Mortgage Trust, Series 2007-4-2A11	1.31%	#	05/25/2037	1,581,597
14,145,150	Lehman Mortgage Trust, Series 2007-4-2A8	5.69%	#I/F I/O	05/25/2037	4,054,894
1,369,066	Lehman Mortgage Trust, Series 2007-4-2A9	1.31%	#	05/25/2037	582,388
13,100,596	Lehman Mortgage Trust, Series 2007-5-11A1	5.35%	#	06/25/2037	10,170,395
3,821,611	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	3,531,069

1,927,126	Lehman Mortgage Trust, Series 2007-5-4A3	34.19%	#I/F	08/25/2036	3,420,961
1,062,675	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	885,424
526,603	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	470,928
6,057,786	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	4,267,912
1,236,230	Lehman XS Trust, Series 2005-10-2A3B	5.55%	#	01/25/2036	1,172,523
13,773,374	Lehman XS Trust, Series 2005-4-2A3A	5.00%	#	10/25/2035	12,771,824
1,121,048	Lehman XS Trust, Series 2006-5-2A4A	5.89%	#	04/25/2036	1,076,304
20,830,635	Lehman XS Trust, Series 2007-1-2A1	5.00%	#	02/25/2037	19,549,418
6,053,482	Long Beach Mortgage Loan Trust, Series 2006-WL1-2A3	1.22%	#	01/25/2046	5,780,348
4,572,515	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.26%	#	03/25/2035	3,582,847
3,820,708	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	2.91%	#	07/25/2035	3,322,431
20,766,727	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	3.45%	#	11/25/2036	18,179,100
1,997,017	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,867,352
560,380	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	559,836
4,569,396	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	4,146,487
2,637,889	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	2,250,408
4,879,309	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	4,611,106
6,171,344	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	4,182,310
4,975,000	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3	5.11%	#	12/25/2032	4,944,773
16,841,995	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3	1.15%	#	06/25/2036	14,077,528
5,902,256	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	5,529,016
4,085,649	MASTR Asset Securitization Trust, Series 2006-2-1A11	6.00%	#	06/25/2036	3,940,465
76,245	MASTR Asset Securitization Trust, Series 2007-1-1A1	5.50%		11/25/2037	76,836
4,881,119	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	4,014,878
20,773,148	MASTR Resecuritization Trust, Series 2008-4-A1	6.00%	# ^	06/27/2036	18,905,923
1,978,533	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	1,970,149
1,436,420	MASTR Seasoned Securitization Trust, Series 2005-2-2A1	1.38%	#	10/25/2032	1,279,899
23,609,760	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4	5.70%	#I/F I/O	03/25/2037	7,221,881
23,609,760	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5	1.30%	#	03/25/2037	10,554,484
7,212,063	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	3.20%	#	10/25/2036	7,035,001
2,552,589	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	2,152,694
71,571,069	Monterey Ltd., Series 2006-1A-A1A	1.33%	# ^	09/06/2042	5,045,760
282,547,649	Monterey Ltd., Series 2006-1A-A1B	1.33%	# ^	09/06/2042	19,919,609
163,480	Morgan Stanley Capital, Inc., Series 2003-NC6-M2	3.91%	#	06/25/2033	165,936
1,816,598	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1	1.68%	#	12/25/2035	1,453,558
4,551,400	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	4,385,839
6,158,254	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.51%	#	12/25/2035	6,089,316
474,342	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR-1A1	1.26%	#	11/25/2035	466,897
6,084,200	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.23%	#	08/25/2036	2,695,546
12,505,998	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	10,083,092
7,969,545	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65%	#	10/25/2046	4,378,204
2,529,627	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58%	#	10/25/2046	1,225,710
6,884,702	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	6,556,106
34,374,265	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.13%	#	06/25/2036	28,394,102
3,339,356	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	2,989,526
3,380,520	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	3,026,377
4,707,254	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	3,961,121
16,815,777	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	3.31%	#	10/25/2037	14,256,931
4,106,475	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92%	#	09/25/2046	1,971,923
2,960,665	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08%	#	09/25/2046	1,599,900
1,182,587	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62%	#	01/25/2047	1,144,833
8,340,147	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86%	#	01/25/2047	5,076,414
4,878,199	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96%	#	01/25/2047	2,968,812
5,793,299	Morgan Stanley Re-Remic Trust, Series 2010-R9-1B	6.00%	# ^	08/26/2036	4,470,481
35,607,996	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00%	# ^	11/26/2036	36,248,136
5,136,455	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94%	# ^	02/26/2037	5,668,843
8,000,000	Nationstar HECM Loan Trust, Series 2016-2A-M1	3.60%	^	06/25/2026	8,029,192
33,589,250	New Century Home Equity Loan Trust, Series 2005-2-M3	1.72%	#	06/25/2035	30,155,878
18,377,116	New Residential Mortgage Loan Trust, Series 2014-2A-A3	3.75%	# ^	05/25/2054	18,863,275
54,122,458	New Residential Mortgage Loan Trust, Series 2015-2A-A1	3.75%	# ^	08/25/2055	55,485,338
918,131	New York Mortgage Trust, Series 2005-2-A	1.31%	#	08/25/2035	852,721
377,099	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	4.86%	#	02/25/2035	384,913
17,350,251	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16%	#	05/25/2036	7,588,692
3,525,881	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41%	#	05/25/2036	1,541,421
21,033,037	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	#	01/25/2036	12,095,576
3,555,026	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65%	#	01/25/2036	2,057,729
1,757,447	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76%	#	06/25/2036	943,569
19,403,825	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	#	10/25/2036	9,119,854
3,505,855	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	#	02/25/2037	1,809,379
17,473,991	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99%	#	02/25/2037	9,019,323
55,779,350	Oaks Mortgage Trust Series, Series 2015-2-A3	3.50%	# ^	10/25/2045	56,293,580
1,178,769	Option One Mortgage Loan Trust, Series 2004-3-M3	1.96%	#	11/25/2034	1,088,080
13,000,000	Park Place Securities, Inc., Series 2005-WHQ4-M2	1.47%	#	09/25/2035	11,944,976
32,465,055	PFCA Home Equity Investment Trust, Series 2003-IFC5-A	4.66%	# ^ ¥	01/22/2035	32,568,009
37,715,137	PFCA Home Equity Investment Trust, Series 2003-IFC6-A	3.77%	# ^ ¥	04/22/2035	35,123,379
9,244,358	PHH Alternative Mortgage Trust, Series 2007-1-1A1	1.14%	#	02/25/2037	7,830,231
26,577,234	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	22,922,920
1,220,184	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	1,083,708
5,207,403	PHH Alternative Mortgage Trust, Series 2007-3-A2	1.17%	#	07/25/2037	5,192,359
254,935,937	PR Mortgage Loan Trust, Series 2014-1-APT	5.92%	#	10/25/2049	251,657,384

122,750,000	Pretium Mortgage Credit Partners LLC 2017-NPL1-A1	3.50%	^	04/29/2031	122,750,000
55,654,831	Pretium Mortgage Credit Partners LLC, Series 2016-NPL1-A1	4.38%	# ^	02/27/2031	56,343,866
78,005,512	Pretium Mortgage Credit Partners LLC, Series 2016-NPL2-A1	4.38%	# ^	03/27/2031	78,738,148
32,675,522	Pretium Mortgage Credit Partners LLC, Series 2016-NPL4-A	4.00%	# ^	07/27/2031	32,805,498
59,256,392	Pretium Mortgage Credit Partners LLC, Series 2016-NPL5-A	3.88%	# ^	09/27/2031	59,404,960
75,115,210	Pretium Mortgage Credit Partners LLC, Series 2016-NPL6-A1	3.50%	# ^	10/27/2031	75,509,250
12,121,844	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50%	^	05/25/2035	11,388,064
5,771,968	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00%	^	05/25/2035	5,453,528
36,731,662	RBSGC Structured Trust, Series 2008-B-A1	6.00%	^	06/25/2037	31,511,920
4,327,700	RCO Mortgage LLC, Series 2016-1-A	4.50%	#	11/25/2047	4,343,723
1,253,355	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75%	#	05/25/2036	832,949
10,538,573	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47%	#	01/25/2037	6,088,124
20,752,596	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69%	#	01/25/2037	12,423,940
17,875,584	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68%	#	06/25/2037	8,588,029
9,667,703	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20%	#	06/25/2037	5,101,969
4,089,199	Residential Accredit Loans, Inc., Series 2004-QS15-A1	5.25%		11/25/2034	4,160,632
43,108,860	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	3.92%	#	10/25/2035	35,625,132
23,663,972	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.18%	#	12/25/2035	20,772,995
15,468,078	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	3.94%	#	03/25/2035	9,979,212
600,925	Residential Accredit Loans, Inc., Series 2005-QS12-A11	40.35%	#I/F	08/25/2035	925,541
2,597,115	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	2,395,172
5,022,453	Residential Accredit Loans, Inc., Series 2005-QS13-2A1	1.68%	#	09/25/2035	3,757,906
20,592,058	Residential Accredit Loans, Inc., Series 2005-QS13-2A2	4.07%	#I/F I/O	09/25/2035	2,165,918
10,011,000	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	7,382,512
4,030,022	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	3,487,571
4,682,291	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	4,184,992
5,030,810	Residential Accredit Loans, Inc., Series 2005-QS16-A1	1.68%	#	11/25/2035	3,743,367
5,029,940	Residential Accredit Loans, Inc., Series 2005-QS16-A2	3.82%	#I/F I/O	11/25/2035	585,404
2,347,117	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	2,187,226
1,626,431	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	1,515,635
6,802,441	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	6,339,043
4,834,961	Residential Accredit Loans, Inc., Series 2005-QS17-A2	1.83%	#	12/25/2035	3,730,414
4,834,961	Residential Accredit Loans, Inc., Series 2005-QS17-A4	4.17%	#I/F I/O	12/25/2035	669,301
3,890,359	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	3,625,339
1,084,163	Residential Accredit Loans, Inc., Series 2005-QS1-A5	5.50%		01/25/2035	1,085,270
2,003,672	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	2,006,616
1,573,013	Residential Accredit Loans, Inc., Series 2005-QS9-A1	1.48%	#	06/25/2035	1,265,560
3,821,894	Residential Accredit Loans, Inc., Series 2005-QS9-A4	4.02%	#I/F I/O	06/25/2035	387,957
1,978,646	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	1,648,155
12,927,751	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	11,119,763
2,233,436	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,566,008
5,174,323	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	4,515,701
8,054,401	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	6,734,716
3,944,509	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	3,377,783
1,639,027	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	1,383,437
5,828,121	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	4,919,281
1,701,294	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	1,435,993
1,838,449	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	1,551,760
727,509	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	614,061
3,585,319	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	3,044,276
19,918,479	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	16,912,679
2,087,919	Residential Accredit Loans, Inc., Series 2006-QS1-A6	35.33%	#I/F	01/25/2036	3,520,641
13,914,836	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	12,921,751
3,140,740	Residential Accredit Loans, Inc., Series 2006-QS4-A8	8.00%	#I/F	04/25/2036	2,932,954
9,188,518	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	7,903,554
27,385,240	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	23,667,335
3,478,223	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	2,985,157
5,720,953	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	4,909,961
11,782,290	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	9,927,671
20,432,211	Residential Accredit Loans, Inc., Series 2006-QS8-A5	4.57%	#I/F I/O	08/25/2036	2,947,442
6,821,012	Residential Accredit Loans, Inc., Series 2006-QS9-1A6	4.32%	#I/F I/O	07/25/2036	960,976
6,373,143	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	5,389,485
22,342,205	Residential Accredit Loans, Inc., Series 2007-QS1-1A2	4.47%	#I/F I/O	01/25/2037	3,490,319
2,248,980	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,969,867
5,491,140	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	4,705,650
990,255	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	798,935
37,190,507	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	30,936,912
5,930,258	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	4,848,606
9,320,918	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	8,141,248
4,344,532	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	3,476,857
1,792,296	Residential Accredit Loans, Inc., Series 2007-QS5-A5	1.28%	#	03/25/2037	1,138,868
5,952,626	Residential Accredit Loans, Inc., Series 2007-QS5-A8	5.72%	#I/F I/O	03/25/2037	1,106,843
4,679,898	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	4,145,927
1,504,723	Residential Accredit Loans, Inc., Series 2007-QS6-A13	46.82%	#I/F	04/25/2037	2,880,471
6,701,247	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	5,936,642
10,679,717	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	9,641,805
737,614	Residential Accredit Loans, Inc., Series 2007-QS6-A77	47.65%	#I/F	04/25/2037	1,432,202
8,819,815	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	5,499,127
36,647,140	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	32,568,064
77,236	Residential Asset Mortgage Products, Inc., Series 2004-RS4-AI6	5.07%	#	04/25/2034	79,226

574,202	Residential Asset Mortgage Products, Inc., Series 2004-RS5-AI6	5.55%	#	05/25/2034	609,252
5,016,320	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	2.86%	#	07/25/2034	4,512,891
746,487	Residential Asset Mortgage Products, Inc., Series 2004-RS7-AI6	5.22%	#	07/25/2034	721,351
260,510	Residential Asset Mortgage Products, Inc., Series 2004-RS9-AI6	4.72%	#	07/25/2034	282,290
5,439,738	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41%	#	01/25/2035	5,475,245
47,222,894	Residential Asset Mortgage Products, Inc., Series 2005-RS9-AI4	1.30%	#	11/25/2035	40,480,036
34,366,151	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A	1.28%	#	03/25/2036	31,998,361
12,760,000	Residential Asset Mortgage Products, Inc., Series 2006-RX5-A3	1.23%	#	08/25/2046	11,540,721
12,300,000	Residential Asset Mortgage Products, Inc., Series 2006-RZ3-A3	1.27%	#	08/25/2036	11,944,476
177,726	Residential Asset Securities Corporation, Series 2002-KS1-AI6	6.08%	#	06/25/2032	192,200
418,844	Residential Asset Securities Corporation, Series 2005-AHL3-A2	1.22%	#	11/25/2035	418,305
27,100,365	Residential Asset Securities Corporation, Series 2005-KS11-M2	1.40%	#	12/25/2035	25,272,399
9,664,328	Residential Asset Securities Corporation, Series 2006-EMX5-A3	1.14%	#	07/25/2036	8,697,695
28,795,338	Residential Asset Securities Corporation, Series 2007-KS3-AI3	1.23%	#	04/25/2037	27,694,222
6,476,993	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	5,087,077
3,732,379	Residential Asset Securitization Trust, Series 2005-A12-A7	4.02%	#I/F I/O	11/25/2035	576,434
3,164,375	Residential Asset Securitization Trust, Series 2005-A12-A8	1.53%	#	11/25/2035	2,389,245
12,222,980	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	8,967,442
11,740,871	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	9,059,696
2,274,261	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,949,662
5,932,171	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	5,587,676
5,907,251	Residential Asset Securitization Trust, Series 2005-A8CB-A2	4.02%	#I/F I/O	07/25/2035	887,837
6,530,334	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	4,783,903
1,012,304	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	784,435
9,202,378	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	6,579,866
8,866,582	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	5,718,916
17,219,721	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	12,953,409
16,759,643	Residential Asset Securitization Trust, Series 2006-A14C-2A6	1.43%	#	12/25/2036	4,789,304
36,986,017	Residential Asset Securitization Trust, Series 2006-A14C-2A7	5.57%	#I/F I/O	12/25/2036	10,991,527
8,371,025	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	6,507,502
5,804,634	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	4,505,617
788,295	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	743,335
4,903,243	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	4,324,522
6,892,800	Residential Asset Securitization Trust, Series 2006-R1-A1	24.47%	#I/F	01/25/2046	10,495,483
37,624,014	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	33,164,507
1,110,636	Residential Asset Securitization Trust, Series 2007-A3-1A2	38.86%	#I/F	04/25/2037	2,181,083
24,479,165	Residential Asset Securitization Trust, Series 2007-A5-1A4	5.12%	#I/F I/O	05/25/2037	4,577,969
6,306,336	Residential Asset Securitization Trust, Series 2007-A5-1A6	1.38%	#	05/25/2037	1,341,158
7,804,412	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	6,848,122
3,420,275	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	3,001,182
14,611,254	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	13,296,683
10,332,724	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	7,038,701
45,449,955	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	30,960,728
20,137,916	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	13,718,045
869,390	Residential Funding Mortgage Securities Trust, Series 2003-S16-A1	4.75%		09/25/2018	871,799
3,818,571	Residential Funding Mortgage Securities Trust, Series 2005-S9-A10	6.25%		12/25/2035	3,639,332
10,112,489	Residential Funding Mortgage Securities Trust, Series 2005-S9-A6	5.75%		12/25/2035	9,919,989
752,223	Residential Funding Mortgage Securities Trust, Series 2005-S9-A8	5.50%		12/25/2035	722,330
13,104,651	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	12,571,937
22,596,723	Residential Funding Mortgage Securities Trust, Series 2006-S11-A1	6.00%		11/25/2036	21,031,208
4,136,704	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	3,957,399
283,216	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	270,940
7,348,353	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	6,783,060
5,478,681	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	5,205,817
4,964,123	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	4,648,913
5,592,631	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	5,237,512
10,440,803	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	9,777,836
1,631,549	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	1,527,950
4,714,304	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	4,220,102
1,522,428	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	1,355,513
4,064,082	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	3,618,506
33,452,462	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	31,291,858
9,694,656	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	9,068,504
5,196,291	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	4,809,754
27,241,495	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	25,239,466
11,984,463	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	10,631,820
3,243,998	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	4.75%	#	02/25/2037	2,735,610
11,049,530	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	3.91%	#	04/25/2037	10,153,353
34,948,463	RMAT LLC, Series 2015-PR2-A1	5.85%	# ^	11/25/2035	34,832,105
50,413,602	Saxon Asset Securities Trust, Series 2006-3-A3	1.15%	#	10/25/2046	43,031,604
372,044,017	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	1.89%	^ ¥	02/25/2054	281,995,302
74,352,576	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00%	^ ¥	12/26/2059	67,879,069
118,507,329	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00%	^ ¥	10/25/2044	109,092,870
240,596	Sequoia Mortgage Trust, Series 2003-4-2A1	1.33%	#	07/20/2033	226,810
10,754,534	Sequoia Mortgage Trust, Series 2013-2-A	1.87%	#	02/25/2043	10,291,422
12,637,175	Sequoia Mortgage Trust, Series 2013-6-A2	3.00%	#	05/25/2043	12,437,224
89,812,728	Sequoia Mortgage Trust, Series 2015-4-A1	3.00%	# ^	11/25/2030	90,724,866
150,002,760	Sequoia Mortgage Trust, Series 2016-1-A1	3.50%	# ^	06/25/2046	151,423,136
232,606,759	Sequoia Mortgage Trust, Series 2016-2-A1	3.50%	# ^	08/25/2046	232,605,247
17,880,462	SG Mortgage Securities Trust, Series 2006-FRE1-A1A	1.15%	#	02/25/2036	16,630,114

24,496,500	SG Mortgage Securities Trust, Series 2017-1A-A	3.71%	# ^	04/25/2047	24,477,540
68,594,945	Shellpoint Co-Originator Trust, Series 2015-1-A3	3.50%	# ^	08/25/2045	69,227,322
53,402,202	SoFi Mortgage Trust, Series 2016-1A-1A4	3.00%	# ^	11/25/2046	51,994,152
38,802,010	Soundview Home Equity Loan Trust, Series 2007-NS1-A3	1.18%	#	01/25/2037	35,472,661
61,983,000	Springleaf Mortgage Loan Trust, Series 2013-2A-B1	6.00%	# ^	12/25/2065	62,223,717
18,321,698	STARM Mortgage Loan Trust, Series 2007-2-1A1	3.60%	#	04/25/2037	15,398,713
8,547,877	STARM Mortgage Loan Trust, Series 2007-3-1A1	3.14%	#	06/25/2037	7,652,308
10,417,770	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.35%	#	12/25/2035	9,782,708
6,695,624	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	3.22%	#	09/25/2034	6,583,598
3,118,321	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	3.47%	#	02/25/2036	2,282,970
5,390,396	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-6-3A1	3.19%	#	07/25/2036	4,270,698
26,563	Structured Asset Securities Corporation, Series 2003-18XS-A6	4.54%	#	06/25/2033	26,584
3,268,938	Structured Asset Securities Corporation, Series 2003-24A-1A3	3.21%	#	07/25/2033	3,214,586
7,480,109	Structured Asset Securities Corporation, Series 2003-35-1A1	5.16%	#	12/25/2033	7,691,431
2,257,355	Structured Asset Securities Corporation, Series 2004-11XS-2A2	5.40%	#	06/25/2034	2,393,871
1,063,464	Structured Asset Securities Corporation, Series 2004-15-2A1	4.75%		09/25/2019	1,072,073
5,691,048	Structured Asset Securities Corporation, Series 2004-22-A2	4.98%	#	01/25/2035	5,940,507
21,298,109	Structured Asset Securities Corporation, Series 2005-10-1A1	5.75%		06/25/2035	19,981,221
1,886,569	Structured Asset Securities Corporation, Series 2005-10-6A1	5.00%		06/25/2020	1,918,108
5,480,407	Structured Asset Securities Corporation, Series 2005-13-3A1	6.00%		09/25/2035	4,364,846
1,548,892	Structured Asset Securities Corporation, Series 2005-14-1A1	1.28%	#	07/25/2035	1,239,534
626,908	Structured Asset Securities Corporation, Series 2005-14-1A4	20.15%	#I/F	07/25/2035	779,616
32,212,718	Structured Asset Securities Corporation, Series 2005-14-4A1	5.75%		07/25/2035	31,878,076
2,729,016	Structured Asset Securities Corporation, Series 2005-15-1A1	5.50%		08/25/2035	2,861,970
6,058,809	Structured Asset Securities Corporation, Series 2005-15-2A7	5.50%		08/25/2035	5,972,586
8,325,005	Structured Asset Securities Corporation, Series 2005-15-3A1	4.67%	#	08/25/2035	8,047,768
6,312,077	Structured Asset Securities Corporation, Series 2005-16-1A2	5.50%		09/25/2035	6,137,584
7,040,790	Structured Asset Securities Corporation, Series 2005-3-1A6	5.75%		03/25/2035	6,601,788
58,859,954	Structured Asset Securities Corporation, Series 2006-BC4-A4	1.15%	#	12/25/2036	52,591,899
120,601,618	Structured Asset Securities Corporation, Series 2007-4-1A3	5.27%	# ^I/F I/O	03/28/2045	18,532,971
910,851	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	876,646
1,453,166	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	1,366,229
769,010	Thornburg Mortgage Securities Trust, Series 2003-6-A2	1.98%	#	12/25/2033	707,104
7,223,750	Thornburg Mortgage Securities Trust, Series 2004-4-5A	2.92%	#	12/25/2044	6,920,823
19,649,630	Thornburg Mortgage Securities Trust, Series 2007-1-A1	3.10%	#	03/25/2037	18,662,548
4,736,523	Thornburg Mortgage Securities Trust, Series 2007-1-A2A	3.10%	#	03/25/2037	4,168,295
14,174,400	Towd Point Mortgage Trust, Series 2015-1-AE	3.00%	^	10/25/2053	14,220,294
12,550,501	Towd Point Mortgage Trust, Series 2015-1-AES	3.00%	^	10/25/2053	12,666,455
8,568,166	Towd Point Mortgage Trust, Series 2015-2-1A12	2.75%	#^	11/25/2060	8,567,439
22,829,417	Towd Point Mortgage Trust, Series 2015-2-1A13	2.50%	#^	11/25/2060	22,660,678
67,186,607	Towd Point Mortgage Trust, Series 2015-5-A1B	2.75%	#^	05/25/2055	67,389,766
79,621,997	Towd Point Mortgage Trust, Series 2015-6-A1B	2.75%	#^	04/25/2055	79,743,675
46,436,997	US Residential Opportunity Fund Trust, Series 2016-1II-A	3.47%	#^	07/27/2036	46,169,107
65,692,479	US Residential Opportunity Fund Trust, Series 2016-1III-A	3.47%	#^	07/27/2036	65,518,598
14,554,547	US Residential Opportunity Fund Trust, Series 2016-3-A	3.60%	#^	10/27/2036	14,512,102
70,017,897	Vericrest Opportunity Loan Trust, Series 2016-NPL3-A1	4.25%	#^	03/26/2046	70,525,793
22,770,509	VOLT LLC, Series 2015-NPL5-A1	3.50%	#^	03/25/2055	22,912,235
43,823,486	VOLT LLC, Series 2016-NPL11-A1	3.50%	#^	10/25/2046	44,249,757
136,572,960	VOLT LLC, Series 2016-NPL1-A1	4.25%	#^	02/26/2046	137,565,627
17,565,359	VOLT LLC, Series 2016-NPL6-A1	3.84%	#^	06/25/2046	17,642,033
46,502,410	VOLT LLC, Series 2016-NPL7-A1	3.75%	#^	06/25/2046	46,562,919
52,173,833	VOLT LLC, Series 2016-NPL8-A1	3.50%	#^	07/25/2046	52,584,378
19,685,971	VOLT LLC, Series 2017-NPL1-A1	3.63%	#^	02/25/2047	19,699,673
82,500,000	VOLT LLC, Series 2017-NPL2-A1	3.50%	#^	03/25/2047	82,741,065
8,330,634	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	7,766,918
3,322,572	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	3,213,135
1,271,199	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12	39.80%	#I/F	07/25/2035	2,177,181
4,116,454	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6	1.58%	#	07/25/2035	3,320,846
1,283,731	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	1,177,097
1,526,739	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6	39.25%	#I/F	08/25/2035	2,508,928
16,794,125	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7	2.43%	#	08/25/2035	14,902,988
1,591,704	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	1,282,318
15,988,307	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	14,968,189
12,723,568	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	11,509,137
3,362,828	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50%	I/O	11/25/2035	767,563
4,836,832	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	4,553,423
2,449,180	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	2,305,673
2,080,255	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	1,958,365
5,045,977	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	4,621,619
3,086,886	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	2,607,688
5,847,875	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	4,835,255
10,622,202	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	8,782,858
7,561,642	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45%	#	07/25/2036	3,348,324
4,456,576	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.82%	#	10/25/2036	2,375,153
12,460,555	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	2.88%	#	09/25/2036	11,742,911
19,444,962	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A	1.48%	#	11/25/2046	15,547,122
1,607,740	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	2.87%	#	08/25/2036	1,456,754
16,208,789	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A2	6.00%		04/25/2037	13,694,957
16,579,874	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	14,008,489
8,816,060	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	8,294,971

11,907,069	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	11,203,280
9,659,321	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	9,070,892
515,836	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11	33.59%	#I/F	06/25/2037	1,003,262
12,895,906	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	12,408,925
22,839,358	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	2.98%	#	03/25/2037	22,391,425
23,533,386	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	2.51%	#	05/25/2037	20,659,823
20,484,767	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6-2A3	2.67%	#	06/25/2037	18,825,530
2,184,330	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	1,943,306
9,590,911	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	8,532,626
8,269,464	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	7,356,990
13,553,236	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	12,057,738
62,189,352	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	62,006,298
9,226,933	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1	1.33%	#	06/25/2037	6,346,576
13,592,701	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2	5.67%	#I/F I/O	06/25/2037	2,966,789
885,791	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	806,241
19,697,965	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	18,484,442
7,826,128	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	7,343,987
14,905,181	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	14,123,674
7,425,023	Wells Fargo Alternative Loan Trust, Series 2007-PA3-4A3	6.50%		07/25/2037	6,162,560
110,538,398	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	106,592,531
69,146	Wells Fargo Alternative Loan Trust, Series 2007-PA5-2A1	6.00%		11/25/2022	69,342
9,585,765	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	3.17%	#	12/28/2037	8,865,808
15,866,046	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y-3A3	3.04%	#	11/25/2034	16,172,045
23,398,420	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	22,972,377
26,790	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4-A7	19.98%	#I/F	04/25/2035	29,421
2,333,082	Wells Fargo Mortgage Backed Securities Trust, Series 2005-8-A1	5.50%		10/25/2035	2,409,467
2,070,884	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	3.08%	#	10/25/2035	2,065,100
5,052,500	Wells Fargo Mortgage Backed Securities Trust, Series 2006-12-A3	6.00%		10/25/2036	4,930,196
6,150,741	Wells Fargo Mortgage Backed Securities Trust, Series 2006-14-A1	6.00%		10/25/2036	6,090,988
7,314,858	Wells Fargo Mortgage Backed Securities Trust, Series 2006-15-A1	6.00%		11/25/2036	7,304,959
87,895	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-1A4	16.69%	#I/F	03/25/2036	101,053
3,976,455	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	3,996,275
19,582,695	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A11	5.50%		03/25/2036	20,035,901
4,447,071	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A6	5.50%		03/25/2036	4,392,607
270,684	Wells Fargo Mortgage Backed Securities Trust, Series 2006-4-2A2	5.50%		04/25/2036	260,739
3,147,311	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A1	1.38%	#	05/25/2036	2,588,203
3,147,311	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A2	6.12%	#I/F I/O	05/25/2036	647,703
1,929,788	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A1	0.00%	P/O	08/25/2036	1,104,068
1,929,788	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A2	6.00%	I/O	08/25/2036	431,144
9,892,063	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	3.23%	#	09/25/2036	9,371,797
5,635,471	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	3.00%	#	09/25/2036	5,552,756
6,089,359	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	3.34%	#	04/25/2036	5,603,908
1,829,152	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A18	6.00%		07/25/2037	1,808,135
3,462,260	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	3,391,334
1,940,231	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A14	6.00%		08/25/2037	1,918,808
3,872,499	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A36	6.00%		08/25/2037	3,829,741
2,752,064	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	2,721,678
34,048,179	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	33,556,421
19,532,961	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A1	6.00%		03/25/2037	19,402,602
1,130,433	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A18	5.75%		03/25/2037	1,114,294
2,546,033	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A9	6.00%		03/25/2037	2,529,042
755,908	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-3A2	5.25%		03/25/2037	773,906
2,062,474	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3-1A3	6.00%		04/25/2037	2,063,779
2,015,919	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A11	6.50%		04/25/2037	2,025,890
7,743,836	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A15	6.00%		04/25/2037	7,644,267
4,567,666	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A3	6.00%		04/25/2037	4,508,935
4,817,215	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A8	6.00%		04/25/2037	4,755,276
5,329,107	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A4	6.00%		05/25/2037	5,353,881
2,546,506	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A6	6.00%		05/25/2037	2,558,345
8,413,737	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	8,266,578
585,159	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	570,456
18,947,116	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	18,615,725
5,128,398	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	5,038,700
1,745,245	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43	1.48%	#	06/25/2037	1,492,625
4,767,972	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	4,684,578
2,018,507	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8	1.48%	#	06/25/2037	1,726,315
910,584	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9	33.11%	#I/F	06/25/2037	1,289,828
1,462,550	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A13	1.35%	#	07/25/2037	1,290,254
1,462,550	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A14	33.89%	#I/F	07/25/2037	2,161,829
23,766,444	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A16	6.00%		07/25/2037	23,548,941
15,858,982	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A2	6.00%		07/25/2037	15,713,846
2,242,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A20	6.00%		07/25/2037	2,221,482
20,030,793	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A22	6.00%		07/25/2037	19,847,487
6,971,479	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A3	6.00%		07/25/2037	6,907,680
8,579,093	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-2A9	6.00%		07/25/2037	8,718,469
51,018,528	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	6.00%	#	12/28/2037	49,403,384
23,995,770	WinWater Mortgage Loan Trust, Series 2015-4-A5	3.50%	# ^	06/20/2045	24,469,298
154,943,427	WinWater Mortgage Loan Trust, Series 2015-5-A3	3.50%	# ^	08/20/2045	156,371,850
26,073,467	WinWater Mortgage Loan Trust, Series 2016-1-1A5	3.50%	# ^	01/20/2046	26,346,430

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,292,386,620)					12,220,359,500

US Government and Agency Obligations - 4.8%
59,900,000	Tennessee Valley Authority	4.25%		09/15/2065	63,381,166
518,485,000	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2020	526,385,156
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,294,489,225
700,000,000	United States Treasury Notes	2.00%		02/15/2023	696,404,100

Total US Government and Agency Obligations (Cost $2,595,457,408)					2,580,659,647

US Government / Agency Mortgage Backed Obligations - 51.9%
74,375,000	Federal Home Loan Mortgage Corporation	1.00%		10/11/2018	73,944,889
120,000,000	Federal Home Loan Mortgage Corporation	0.63%	#	10/26/2018	119,970,960
10,537,588	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	11,338,951
61,569,339	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	64,278,432
32,235,911	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	33,654,410
31,212,077	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	32,585,255
15,724,056	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	16,414,973
65,614,668	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	68,421,023
72,646,921	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	74,242,980
21,608,977	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	22,082,946
11,215,160	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	11,707,787
29,598,829	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	30,876,990
27,958,443	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	28,572,682
26,498,174	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	29,126,818
5,473,781	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	5,958,126
13,890,605	Federal Home Loan Mortgage Corporation, Pool G06172	5.50%		12/01/2038	15,411,368
19,469,183	Federal Home Loan Mortgage Corporation, Pool G06954	6.00%		05/01/2040	21,992,628
27,636,449	Federal Home Loan Mortgage Corporation, Pool G07011	6.00%		05/01/2040	31,222,367
25,320,079	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	26,727,994
49,258,429	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	52,005,674
56,004,473	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	59,019,861
86,663,879	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	86,351,051
27,969,004	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	27,844,923
68,125,963	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	67,566,784
78,867,640	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	78,212,132
106,267,790	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	105,379,046
202,809,831	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	201,113,679
109,156,700	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	108,243,802
280,430,633	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	278,085,330
82,580,020	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	81,889,377
426,647,008	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	423,078,810
82,639,592	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	81,948,434
45,428,135	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	45,048,187
54,734,315	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	54,276,517
639,681,450	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	634,331,154
278,707,841	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	276,376,720
192,002,098	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	190,395,557
252,802,510	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	250,687,175
508,094,687	Federal Home Loan Mortgage Corporation, Pool G08697	3.00%		03/01/2046	503,843,184
691,806,771	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	686,018,008
179,479,539	Federal Home Loan Mortgage Corporation, Pool G08721	3.00%		09/01/2046	177,977,683
72,721,261	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	74,685,599
257,714,844	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	264,595,156
116,691,547	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	118,100,612
75,052,221	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	74,843,884
75,638,893	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	75,428,401
125,843,100	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	125,492,883
8,091,983	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	8,571,571
11,058,943	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	11,714,379
9,100,399	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	9,639,532
7,895,176	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	8,362,959
60,769,732	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	62,241,926
21,996,219	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	22,555,647
60,189,362	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	61,648,224
34,692,753	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	35,618,972
7,819,486	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	8,131,530
7,743,555	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	8,052,683
24,270,535	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	24,708,691
42,555,633	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	43,323,813
33,306,758	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	33,906,785
3,917,918	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	3,988,489
8,870,470	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	9,408,479
31,040,296	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	31,603,248
684,235	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	724,706
171,828,422	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	170,770,907
46,106,217	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	45,822,432
53,178,243	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	54,598,009
16,406,010	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	16,849,289
129,519,059	Federal Home Loan Mortgage Corporation, Pool V82851	3.00%		01/01/2047	128,435,325
73,556,727	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	71,274,534
49,890,831	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	48,806,179

1,900,034	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	2,079,875
1,139,032	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	1,244,575
56,034,234	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	55,255,687
622,192	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	652,829
106,971,113	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	105,569,085
46,059,738	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	45,453,525
4,119,629	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	4,517,632
131,655,092	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	130,011,181
16,793,904	Federal Home Loan Mortgage Corporation, Series 2819-MS	5.56%	#I/F I/O	06/15/2040	2,650,177
10,351,048	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	11,374,471
31,968,151	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	31,508,555
6,498,615	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	7,166,872
14,012,629	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	15,383,612
10,579,895	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	11,601,693
18,739,827	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	20,548,640
1,781,851	Federal Home Loan Mortgage Corporation, Series 2990-JL	5.74%	#I/F I/O	03/15/2035	201,833
6,382,063	Federal Home Loan Mortgage Corporation, Series 3002-SN	5.59%	#I/F I/O	07/15/2035	1,015,140
4,369,135	Federal Home Loan Mortgage Corporation, Series 3030-SL	5.19%	#I/F I/O	09/15/2035	657,744
1,313,481	Federal Home Loan Mortgage Corporation, Series 3045-DI	5.82%	#I/F I/O	10/15/2035	211,649
10,421,698	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	11,703,350
1,941,598	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	2,051,564
5,529,455	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	6,045,150
1,284,310	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	1,412,055
3,451,699	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	3,781,860
5,325,554	Federal Home Loan Mortgage Corporation, Series 3203-SE	5.59%	#I/F I/O	08/15/2036	890,868
8,116,535	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	8,877,265
12,860,707	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	14,066,089
6,406,539	Federal Home Loan Mortgage Corporation, Series 3261-SA	5.52%	#I/F I/O	01/15/2037	1,175,224
2,254,192	Federal Home Loan Mortgage Corporation, Series 3267-BA	5.80%		11/15/2036	2,363,447
7,980,052	Federal Home Loan Mortgage Corporation, Series 3275-SC	5.17%	#I/F I/O	02/15/2037	1,023,537
4,078,878	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	4,253,186
10,055,927	Federal Home Loan Mortgage Corporation, Series 3326-GS	5.74%	#I/F I/O	06/15/2037	1,095,548
1,349,721	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	1,508,437
14,093,670	Federal Home Loan Mortgage Corporation, Series 3355-BI	5.14%	#I/F I/O	08/15/2037	2,125,833
802,940	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	868,241
2,984,685	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	3,254,014
5,420,222	Federal Home Loan Mortgage Corporation, Series 3417-SI	5.27%	#I/F I/O	02/15/2038	770,726
6,605,025	Federal Home Loan Mortgage Corporation, Series 3423-GS	4.74%	#I/F I/O	03/15/2038	752,812
1,084,615	Federal Home Loan Mortgage Corporation, Series 3423-SG	4.74%	#I/F I/O	03/15/2038	113,754
1,156,949	Federal Home Loan Mortgage Corporation, Series 3451-S	5.12%	#I/F I/O	02/15/2037	124,666
1,503,951	Federal Home Loan Mortgage Corporation, Series 3455-SC	5.15%	#I/F I/O	06/15/2038	183,973
980,294	Federal Home Loan Mortgage Corporation, Series 3473-SM	5.16%	#I/F I/O	07/15/2038	126,000
7,173,121	Federal Home Loan Mortgage Corporation, Series 3484-SE	4.94%	#I/F I/O	08/15/2038	1,066,327
6,842,488	Federal Home Loan Mortgage Corporation, Series 3519-SD	4.64%	#I/F I/O	02/15/2038	1,017,364
2,471,059	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.97%	#	06/15/2038	2,379,526
212,676	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50%		05/15/2039	210,471
9,454,339	Federal Home Loan Mortgage Corporation, Series 3541-EI	5.84%	#I/F I/O	06/15/2039	1,504,015
2,303,732	Federal Home Loan Mortgage Corporation, Series 3545-SA	5.24%	#I/F I/O	06/15/2039	291,267
958,347	Federal Home Loan Mortgage Corporation, Series 3549-SA	4.89%	#I/F I/O	07/15/2039	112,379
10,660,315	Federal Home Loan Mortgage Corporation, Series 3577-LS	6.29%	#I/F I/O	08/15/2035	1,867,122
2,412,128	Federal Home Loan Mortgage Corporation, Series 3582-SA	5.09%	#I/F I/O	10/15/2049	310,650
3,217,719	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	3,445,337
23,067,303	Federal Home Loan Mortgage Corporation, Series 3606-CS	5.44%	#I/F I/O	12/15/2039	4,196,228
6,178,339	Federal Home Loan Mortgage Corporation, Series 3616-SG	5.44%	#I/F I/O	03/15/2032	1,021,514
8,976,003	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	9,747,907
1,037,586	Federal Home Loan Mortgage Corporation, Series 3631-SE	5.49%	#I/F I/O	05/15/2039	21,863
12,530,517	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	13,829,397
12,604,287	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	13,623,255
28,707,678	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	31,352,930
3,096,506	Federal Home Loan Mortgage Corporation, Series 3667-SB	5.54%	#I/F I/O	05/15/2040	454,418
11,199,837	Federal Home Loan Mortgage Corporation, Series 3702-SG	5.14%	#I/F I/O	08/15/2032	1,827,801
3,208,291	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00%	I/O	12/15/2036	820,694
3,741,293	Federal Home Loan Mortgage Corporation, Series 3712-SG	21.08%	#I/F	08/15/2040	5,430,466
7,357,920	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	8,188,775
76,408,546	Federal Home Loan Mortgage Corporation, Series 3725-CS	5.09%	#I/F I/O	05/15/2040	9,188,273
23,679,338	Federal Home Loan Mortgage Corporation, Series 3726-SA	5.14%	#I/F I/O	09/15/2040	3,625,896
71,544,427	Federal Home Loan Mortgage Corporation, Series 3738-BP	4.00%		12/15/2038	74,686,944
2,564,253	Federal Home Loan Mortgage Corporation, Series 3741-SC	8.18%	#I/F	10/15/2040	2,804,405
19,609,735	Federal Home Loan Mortgage Corporation, Series 3752-BS	8.43%	#I/F	11/15/2040	19,814,690
16,391,410	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00%		12/15/2040	18,346,322
8,630,307	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	9,034,892
18,761,630	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	19,880,821
28,082,726	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	29,304,232
24,250,000	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	25,695,591
3,500,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	3,625,183
15,000,000	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	16,246,359
9,362,730	Federal Home Loan Mortgage Corporation, Series 3786-SG	7.68%	#I/F	01/15/2041	9,710,563
11,731,674	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	12,222,371
6,633,781	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	6,943,225
12,792,276	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	13,479,523

504,765	Federal Home Loan Mortgage Corporation, Series 3798-SD	7.78%	#I/F	12/15/2040	513,627
20,412,356	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50%		02/15/2041	22,581,726
10,849,942	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	11,097,451
59,390,463	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	66,331,213
18,000,000	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	18,653,011
15,277,557	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	15,881,253
7,583,566	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	8,190,251
14,402,539	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	15,808,814
35,500,000	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	37,656,284
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW	10.46%	#I/F	02/15/2041	4,157,498
16,519,645	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	17,532,591
6,717,101	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00%		04/15/2041	7,735,411
42,940,221	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	46,952,057
10,229,000	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	10,959,512
66,309,659	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	75,690,930
20,455,890	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	21,075,339
15,331,342	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	16,402,032
8,766,133	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	9,268,793
42,229,669	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	43,737,040
32,583,743	Federal Home Loan Mortgage Corporation, Series 3888-ZG	4.00%		07/15/2041	34,520,390
20,637,541	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50%		06/15/2041	22,621,037
9,033,502	Federal Home Loan Mortgage Corporation, Series 3900-SB	5.06%	#I/F I/O	07/15/2041	1,148,593
44,262,192	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	47,153,908
23,782,700	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	27,291,995
9,103,965	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	9,946,189
12,330,000	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	13,100,921
30,038,329	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%		09/15/2041	31,527,569
4,322,957	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	4,477,723
12,414,827	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	12,647,260
4,205,115	Federal Home Loan Mortgage Corporation, Series 3946-SM	11.96%	#I/F	10/15/2041	5,164,370
7,338,742	Federal Home Loan Mortgage Corporation, Series 3957-DZ	3.50%		11/15/2041	7,431,083
10,000,000	Federal Home Loan Mortgage Corporation, Series 3964-VM	4.00%		11/15/2034	10,554,934
41,298,045	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	42,777,452
11,979,001	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	12,588,887
60,187,294	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50%		01/15/2042	60,349,318
18,375,999	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	19,536,627
51,452,797	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%		02/15/2042	53,808,393
29,173,648	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00%		03/15/2042	30,880,537
18,283,197	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	18,137,855
72,532,055	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%		06/15/2042	76,278,220
72,266,988	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00%		07/15/2042	76,391,178
9,910,726	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	9,884,937
40,429,720	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50%		08/15/2042	40,800,894
97,063,000	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	102,951,482
12,231,366	Federal Home Loan Mortgage Corporation, Series 4109-KD	3.00%		05/15/2032	12,364,422
5,151,058	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	5,094,155
59,534,530	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	60,088,117
28,752,441	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%		02/15/2033	28,052,935
6,054,743	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	5,605,250
41,465,298	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50%		03/15/2043	41,985,290
103,595,166	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00%		01/15/2041	108,598,937
30,421,151	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00%		03/15/2043	27,878,372
18,931,234	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	18,017,069
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	12,657,986
177,393,975	Federal Home Loan Mortgage Corporation, Series 4212-US	4.46%	#I/F	06/15/2043	150,457,533
12,588,156	Federal Home Loan Mortgage Corporation, Series 4215-KC	2.25%		03/15/2038	12,690,639
77,422,868	Federal Home Loan Mortgage Corporation, Series 4223-US	4.48%	#I/F	07/15/2043	68,105,854
23,153,710	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00%		07/15/2043	24,464,032
28,511,854	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%		06/15/2043	27,093,147
28,942,138	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00%		07/15/2043	30,732,990
22,200,427	Federal Home Loan Mortgage Corporation, Series 4249-CS	4.06%	#I/F	09/15/2043	20,457,203
21,198,026	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00%		09/15/2033	20,387,918
21,401,105	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%		10/15/2040	22,515,781
81,319,276	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	83,657,352
17,857,182	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00%		05/15/2044	19,060,969
33,895,687	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	34,394,916
55,492,263	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	56,840,947
14,586,449	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00%		08/15/2044	13,521,817
46,373,849	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00%		08/15/2044	42,455,644
56,391,390	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	51,766,969
7,757,472	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	7,926,795
26,681,449	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	27,035,336
25,348,716	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00%		09/15/2044	23,052,173
1,865,878	Federal Home Loan Mortgage Corporation, Series 4386-US	6.76%	#I/F	09/15/2044	1,829,903
230,299,284	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	234,896,196
128,471,766	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00%		09/15/2044	118,802,248
60,236,996	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	61,431,857
76,186,296	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	76,040,026
6,106,063	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	6,141,177
109,260,683	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	112,000,362

67,647,390	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	69,267,274
41,525,665	Federal Home Loan Mortgage Corporation, Series 4427-PS	4.69%	#I/F I/O	07/15/2044	6,345,346
55,837,329	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	56,865,557
24,481,463	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00%		02/15/2045	22,352,408
14,063,633	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	14,297,680
9,153,938	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00%		02/15/2045	8,361,401
62,373,457	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	63,814,191
26,610,286	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00%		02/15/2045	23,952,559
59,544,506	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	60,683,056
24,912,288	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00%		08/15/2043	26,424,882
7,963,178	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00%		03/15/2045	7,231,346
6,925,055	Federal Home Loan Mortgage Corporation, Series 4461-LZ	3.00%		03/15/2045	6,285,705
8,167,851	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00%		04/15/2045	7,610,681
47,659,917	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00%		04/15/2045	44,036,967
26,477,732	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00%		04/15/2045	23,853,770
181,096,662	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	182,446,846
157,473,592	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	160,548,768
140,192,234	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	141,119,297
63,809,287	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	64,046,913
252,135,287	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	254,744,761
145,975,745	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	146,005,641
15,807,503	Federal Home Loan Mortgage Corporation, Series 4484-ZL	3.00%		06/15/2045	14,757,648
8,479,826	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50%		07/15/2045	8,259,298
43,100,244	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	43,009,471
36,552,231	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	36,771,215
63,189,002	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	64,198,256
36,991,124	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	37,421,767
30,795,405	Federal Home Loan Mortgage Corporation, Series 4511-QC	3.00%		12/15/2040	31,245,640
74,522,660	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	75,420,546
175,492,787	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	178,467,354
169,327,213	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	168,664,975
149,770,469	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	148,823,470
236,053,308	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	233,914,169
77,174,781	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	76,409,446
170,130,748	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	172,383,245
86,127,140	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	86,704,278
83,766,033	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	84,728,220
89,654,817	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	101,544,481
267,591,486	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Z40117-Z4	3.00%		04/01/2045	265,477,406
6,583,000	Federal Home Loan Mortgage Corporation Pass-Thru, Series K054-A2	2.75%		01/25/2026	6,535,460
39,064,833	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	38,970,177
85,090,878	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	84,100,244
11,646,037	Federal National Mortgage Association, Pool AS7610	2.50%		07/01/2046	11,047,225
187,709,543	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	185,524,204
108,146,542	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	107,895,537
72,676,268	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	72,507,588
376,978,583	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	372,589,878
44,665,088	Federal National Mortgage Association, Pool AS8522	3.00%		12/01/2046	44,339,718
22,792,999	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	23,467,861
26,720,604	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	26,525,954
163,623,012	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	166,854,951
126,038,710	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	124,572,439
45,147,963	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	44,622,331
136,184,659	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	134,599,122
77,151,025	Federal National Mortgage Association, Pool MA2737	3.00%		09/01/2046	76,588,989
12,679,089	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	12,531,472
1,114,858	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	1,217,874
1,738,849	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	1,946,859
794,104	Federal National Mortgage Association, Series 2003-117-KS	6.12%	#I/F I/O	08/25/2033	20,753
22,830,849	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	26,025,172
4,435,973	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	4,857,864
2,201,100	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	2,387,064
18,746,854	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	20,465,476
15,280,566	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	17,144,572
5,047,433	Federal National Mortgage Association, Series 2004-46-PJ	5.02%	#I/F I/O	03/25/2034	605,277
4,146,174	Federal National Mortgage Association, Series 2004-51-XP	6.72%	#I/F I/O	07/25/2034	920,508
5,000,000	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	5,625,905
1,394,579	Federal National Mortgage Association, Series 2004-W4-A5	5.50%		06/25/2034	1,451,557
336,748	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	358,098
1,057,165	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	1,115,606
10,020,671	Federal National Mortgage Association, Series 2005-87-SE	5.07%	#I/F I/O	10/25/2035	1,550,623
8,149,341	Federal National Mortgage Association, Series 2005-87-SG	5.72%	#I/F I/O	10/25/2035	1,296,990
6,603,396	Federal National Mortgage Association, Series 2006-101-SA	5.60%	#I/F I/O	10/25/2036	1,104,629
2,754,490	Federal National Mortgage Association, Series 2006-123-LI	5.34%	#I/F I/O	01/25/2037	489,621
1,960,223	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	2,090,948
11,574,956	Federal National Mortgage Association, Series 2006-56-SM	5.77%	#I/F I/O	07/25/2036	1,842,074
17,534,591	Federal National Mortgage Association, Series 2006-60-YI	5.59%	#I/F I/O	07/25/2036	4,021,641
1,653,695	Federal National Mortgage Association, Series 2006-93-SN	5.62%	#I/F I/O	10/25/2036	248,719
13,719,988	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	15,140,124
1,886,739	Federal National Mortgage Association, Series 2007-116-BI	5.27%	#I/F I/O	05/25/2037	286,704

10,608,550	Federal National Mortgage Association, Series 2007-14-PS	5.83%	#I/F I/O	03/25/2037	2,001,854
5,090,421	Federal National Mortgage Association, Series 2007-30-OI	5.46%	#I/F I/O	04/25/2037	887,841
1,180,662	Federal National Mortgage Association, Series 2007-30-SI	5.13%	#I/F I/O	04/25/2037	154,568
5,591,131	Federal National Mortgage Association, Series 2007-32-SG	5.12%	#I/F I/O	04/25/2037	943,612
4,551,915	Federal National Mortgage Association, Series 2007-57-SX	5.64%	#I/F I/O	10/25/2036	824,046
6,854,429	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	7,762,091
3,008,975	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	3,302,241
5,494,776	Federal National Mortgage Association, Series 2007-75-ID	4.89%	#I/F I/O	08/25/2037	926,913
1,537,642	Federal National Mortgage Association, Series 2007-9-SD	5.67%	#I/F I/O	03/25/2037	183,548
1,107,131	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	1,173,310
6,361,165	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	6,821,579
12,368,724	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	13,497,101
2,172,559	Federal National Mortgage Association, Series 2008-48-SD	5.02%	#I/F I/O	06/25/2037	304,085
2,153,577	Federal National Mortgage Association, Series 2008-53-LI	5.17%	#I/F I/O	07/25/2038	263,876
2,048,099	Federal National Mortgage Association, Series 2008-57-SE	5.02%	#I/F I/O	02/25/2037	266,480
1,514,842	Federal National Mortgage Association, Series 2008-5-MS	5.27%	#I/F I/O	02/25/2038	211,836
1,912,806	Federal National Mortgage Association, Series 2008-61-SC	5.02%	#I/F I/O	07/25/2038	235,237
2,458,394	Federal National Mortgage Association, Series 2008-62-SC	5.02%	#I/F I/O	07/25/2038	316,875
3,450,823	Federal National Mortgage Association, Series 2008-65-SA	5.02%	#I/F I/O	08/25/2038	521,577
3,547,125	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	3,833,546
10,629,795	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	11,131,751
2,894,104	Federal National Mortgage Association, Series 2009-111-SE	5.27%	#I/F I/O	01/25/2040	424,571
877,509	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	959,883
5,965,467	Federal National Mortgage Association, Series 2009-42-SI	5.02%	#I/F I/O	06/25/2039	829,422
3,083,538	Federal National Mortgage Association, Series 2009-42-SX	5.02%	#I/F I/O	06/25/2039	362,065
2,508,499	Federal National Mortgage Association, Series 2009-47-SA	5.12%	#I/F I/O	07/25/2039	281,787
1,205,688	Federal National Mortgage Association, Series 2009-48-WS	4.97%	#I/F I/O	07/25/2039	128,503
8,276,114	Federal National Mortgage Association, Series 2009-49-S	5.77%	#I/F I/O	07/25/2039	1,546,489
1,191,515	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	1,250,222
2,529,731	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	2,716,140
2,491,818	Federal National Mortgage Association, Series 2009-70-SA	4.82%	#I/F I/O	09/25/2039	255,410
8,451,649	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	9,062,004
4,322,497	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	4,524,516
18,054,151	Federal National Mortgage Association, Series 2009-85-ES	6.25%	#I/F I/O	01/25/2036	3,449,130
25,208,473	Federal National Mortgage Association, Series 2009-85-JS	5.77%	#I/F I/O	10/25/2039	4,483,768
3,408,431	Federal National Mortgage Association, Series 2009-90-IB	4.74%	#I/F I/O	04/25/2037	432,667
2,316,096	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	2,477,159
21,670,672	Federal National Mortgage Association, Series 2010-101-SA	3.50%	#I/F I/O	09/25/2040	2,350,217
10,871,231	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	11,576,863
32,343,863	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	34,134,296
7,595,078	Federal National Mortgage Association, Series 2010-10-SA	5.37%	#I/F I/O	02/25/2040	1,284,266
3,482,574	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	3,591,183
1,820,669	Federal National Mortgage Association, Series 2010-111-S	4.97%	#I/F I/O	10/25/2050	224,135
6,437,628	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	6,799,072
2,934,323	Federal National Mortgage Association, Series 2010-117-SA	3.52%	#I/F I/O	10/25/2040	237,511
5,524,947	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	5,856,093
38,592,561	Federal National Mortgage Association, Series 2010-121-SD	3.52%	#I/F I/O	10/25/2040	3,354,373
242,685	Federal National Mortgage Association, Series 2010-126-SU	46.37%	#I/F	11/25/2040	784,636
178,693	Federal National Mortgage Association, Series 2010-126-SX	12.65%	#I/F	11/25/2040	273,801
8,764,639	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	9,076,567
6,870,028	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	7,210,184
88,008	Federal National Mortgage Association, Series 2010-137-VS	12.65%	#I/F	12/25/2040	121,434
17,357,299	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	17,867,482
19,926,373	Federal National Mortgage Association, Series 2010-148-SA	5.67%	#I/F I/O	01/25/2026	2,463,223
34,654,276	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	36,321,985
14,532,496	Federal National Mortgage Association, Series 2010-16-SA	4.47%	#I/F I/O	03/25/2040	2,118,972
3,905,315	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	4,294,904
2,334,273	Federal National Mortgage Association, Series 2010-21-KS	3.97%	#I/F I/O	03/25/2040	163,670
1,059,215	Federal National Mortgage Association, Series 2010-2-GS	5.47%	#I/F I/O	12/25/2049	113,959
3,285,869	Federal National Mortgage Association, Series 2010-2-MS	5.27%	#I/F I/O	02/25/2050	469,390
2,993,292	Federal National Mortgage Association, Series 2010-31-SA	4.02%	#I/F I/O	04/25/2040	284,395
7,570,065	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	7,767,977
6,451,527	Federal National Mortgage Association, Series 2010-34-PS	3.95%	#I/F I/O	04/25/2040	689,191
1,200,446	Federal National Mortgage Association, Series 2010-35-ES	5.47%	#I/F I/O	04/25/2040	156,165
1,801,265	Federal National Mortgage Association, Series 2010-35-SV	5.47%	#I/F I/O	04/25/2040	237,265
2,069,512	Federal National Mortgage Association, Series 2010-46-MS	3.97%	#I/F I/O	05/25/2040	197,832
15,800,224	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	16,500,074
3,924,886	Federal National Mortgage Association, Series 2010-4-SK	5.25%	#I/F I/O	02/25/2040	591,481
1,468,109	Federal National Mortgage Association, Series 2010-58-ES	9.95%	#I/F	06/25/2040	1,657,048
10,351,523	Federal National Mortgage Association, Series 2010-59-MS	4.79%	#I/F I/O	06/25/2040	1,747,716
14,742,875	Federal National Mortgage Association, Series 2010-59-PS	5.47%	#I/F I/O	03/25/2039	1,342,530
10,762,656	Federal National Mortgage Association, Series 2010-59-SC	4.02%	#I/F I/O	01/25/2040	1,276,442
1,653,202	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	1,731,168
987,323	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	1,054,360
11,735,481	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	12,865,378
35,587,840	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	37,859,875
9,276,617	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	9,499,890
33,805,647	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	36,293,337
6,216,614	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	6,622,971
12,433,202	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	13,245,914

15,181,696	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	16,417,750
1,846,071	Federal National Mortgage Association, Series 2010-90-SA	4.87%	#I/F I/O	08/25/2040	225,508
2,725,271	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	2,853,932
8,668,587	Federal National Mortgage Association, Series 2010-99-SG	21.08%	#I/F	09/25/2040	15,041,924
3,485,783	Federal National Mortgage Association, Series 2010-9-DS	4.32%	#I/F I/O	02/25/2040	365,089
34,647,700	Federal National Mortgage Association, Series 2011-106-LZ	3.50%		10/25/2041	35,474,574
520,021	Federal National Mortgage Association, Series 2011-110-LS	8.53%	#I/F	11/25/2041	644,649
11,578,862	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	11,978,349
8,714,426	Federal National Mortgage Association, Series 2011-111-EZ	5.00%		11/25/2041	9,473,156
7,557,874	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	7,759,402
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	33,162,492
29,500,000	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	31,138,799
38,800,000	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	40,327,118
1,852,847	Federal National Mortgage Association, Series 2011-17-SA	5.49%	#I/F I/O	03/25/2041	252,432
11,000,000	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	11,266,277
4,744,126	Federal National Mortgage Association, Series 2011-27-BS	7.43%	#I/F	04/25/2041	4,948,388
56,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	57,750,353
17,735,053	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	18,693,356
828,639	Federal National Mortgage Association, Series 2011-2-VD	4.00%		07/25/2027	828,059
48,730,703	Federal National Mortgage Association, Series 2011-32-X	4.00%		04/25/2041	50,271,519
8,680,472	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	9,147,145
22,811,413	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	24,660,579
8,432,891	Federal National Mortgage Association, Series 2011-38-BZ	4.00%		05/25/2041	8,604,836
8,748,233	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	8,907,522
23,210,843	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	24,698,834
5,926,002	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	6,229,635
11,962,452	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	12,754,283
18,964,873	Federal National Mortgage Association, Series 2011-45-ZA	4.00%		05/25/2031	19,876,180
21,728,333	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	23,727,448
4,344,841	Federal National Mortgage Association, Series 2011-48-SC	7.24%	#I/F	06/25/2041	4,423,237
15,902,442	Federal National Mortgage Association, Series 2011-58-SA	5.57%	#I/F I/O	07/25/2041	2,917,375
2,583,611	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	2,765,995
13,969,748	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	14,377,274
26,072,258	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	27,681,579
10,266,179	Federal National Mortgage Association, Series 2011-74-KL	5.00%		06/25/2040	11,079,761
25,452,506	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	27,454,697
21,787,531	Federal National Mortgage Association, Series 2011-8-AV	4.00%		01/25/2030	22,061,653
25,604,532	Federal National Mortgage Association, Series 2011-99-CZ	4.50%		10/25/2041	28,471,556
118,420,085	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	131,330,100
12,090,989	Federal National Mortgage Association, Series 2012-104-Z	3.50%		09/25/2042	11,920,025
11,284,029	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	11,529,292
39,366,865	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	41,259,443
23,585,710	Federal National Mortgage Association, Series 2012-114-DC	2.00%		08/25/2039	23,495,266
105,151,084	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	104,564,551
81,965,394	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	81,702,760
92,513,761	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	91,764,502
7,701,751	Federal National Mortgage Association, Series 2012-133-PB	6.50%		04/25/2042	8,702,154
51,692,162	Federal National Mortgage Association, Series 2012-144-PT	4.35%	#	11/25/2049	56,352,980
10,413,066	Federal National Mortgage Association, Series 2012-14-BZ	4.00%		03/25/2042	10,948,270
23,797,931	Federal National Mortgage Association, Series 2012-15-PZ	4.00%		03/25/2042	24,835,412
17,916,246	Federal National Mortgage Association, Series 2012-20-ZT	3.50%		03/25/2042	18,069,668
54,944,847	Federal National Mortgage Association, Series 2012-30-DZ	4.00%		04/25/2042	58,212,307
45,176,874	Federal National Mortgage Association, Series 2012-31-Z	4.00%		04/25/2042	47,647,462
11,745,277	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	11,763,485
32,457,467	Federal National Mortgage Association, Series 2012-74-Z	4.00%		07/25/2042	33,303,731
9,509,515	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	9,050,171
23,787,831	Federal National Mortgage Association, Series 2012-86-ZC	3.50%		08/25/2042	24,071,577
33,142,681	Federal National Mortgage Association, Series 2012-96-VZ	3.50%		09/25/2042	32,457,622
44,885,166	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	47,774,775
73,915,845	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	74,157,225
24,737,308	Federal National Mortgage Association, Series 2013-130-ZE	3.00%		01/25/2044	23,006,678
22,226,320	Federal National Mortgage Association, Series 2013-133-ZT	3.00%		01/25/2039	20,548,437
11,836,944	Federal National Mortgage Association, Series 2013-36-Z	3.00%		04/25/2043	11,118,539
21,003,301	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	20,778,681
19,292,416	Federal National Mortgage Association, Series 2013-51-HS	4.22%	#I/F	04/25/2043	17,946,737
6,687,392	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	6,418,548
7,059,931	Federal National Mortgage Association, Series 2013-58-SC	4.53%	#I/F	06/25/2043	6,083,757
111,562,918	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%		08/25/2043	100,393,395
32,392,416	Federal National Mortgage Association, Series 2013-82-SH	5.07%	#I/F I/O	12/25/2042	5,389,016
25,448,946	Federal National Mortgage Association, Series 2013-8-Z	3.00%		02/25/2043	24,195,980
22,275,599	Federal National Mortgage Association, Series 2014-12-GZ	3.50%		03/25/2044	22,232,654
24,069,131	Federal National Mortgage Association, Series 2014-21-GZ	3.00%		04/25/2044	21,740,308
28,584,226	Federal National Mortgage Association, Series 2014-37-ZY	2.50%		07/25/2044	24,474,644
45,607,249	Federal National Mortgage Association, Series 2014-39-ZA	3.00%		07/25/2044	43,956,927
12,463,471	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	12,031,525
62,516,308	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	63,867,142
4,733,015	Federal National Mortgage Association, Series 2014-56-AD	3.00%		01/25/2040	4,760,970
54,661,933	Federal National Mortgage Association, Series 2014-60-EZ	3.00%		10/25/2044	49,018,498
38,585,091	Federal National Mortgage Association, Series 2014-61-ZV	3.00%		10/25/2044	34,485,382
32,538,816	Federal National Mortgage Association, Series 2014-64-NZ	3.00%		10/25/2044	29,364,218

126,482,459	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	129,972,110
11,457,512	Federal National Mortgage Association, Series 2014-67-DZ	3.00%		10/25/2044	10,444,173
122,028,448	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	124,177,149
36,627,834	Federal National Mortgage Association, Series 2014-68-MZ	3.00%		11/25/2044	32,591,351
25,975,094	Federal National Mortgage Association, Series 2014-6-Z	2.50%		02/25/2044	22,192,234
53,099,713	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	54,499,496
20,676,796	Federal National Mortgage Association, Series 2014-77-VZ	3.00%		11/25/2044	18,333,449
29,629,764	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	30,135,631
26,554,435	Federal National Mortgage Association, Series 2014-84-KZ	3.00%		12/25/2044	24,134,867
139,783,975	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	141,927,450
196,565,816	Federal National Mortgage Association, Series 2014-M11-1A	3.12%	#	08/25/2024	198,357,494
95,296,741	Federal National Mortgage Association, Series 2015-09-HA	3.00%		01/25/2045	97,295,571
45,382,000	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	46,732,596
118,693,714	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	122,562,666
22,828,916	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	23,063,495
72,801,343	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	73,573,670
17,349,080	Federal National Mortgage Association, Series 2015-63-KD	3.00%		07/25/2041	17,755,683
67,942,835	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	69,161,131
201,807,031	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	206,764,925
28,976,242	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	29,397,246
63,166,856	Federal National Mortgage Association, Series 2016-02-JA	2.50%		02/25/2046	63,188,560
135,342,790	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	133,336,996
30,212,874	Federal National Mortgage Association, Series 2016-71-ZQ	3.00%		10/25/2046	25,816,454
127,977,850	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	129,518,627
100,374,734	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	101,131,861
49,076,829	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	49,356,390
127,343,961	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	127,740,179
67,051,618	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	67,969,810
65,028,285	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	65,950,757
35,142,812	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	35,863,507
24,329,227	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	24,821,432
12,697,595	Federal National Mortgage Association, Series 400-S4	4.47%	#I/F I/O	11/25/2039	1,776,449
126,478,391	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	124,769,787
13,231,758	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	14,518,943
14,439,933	Federal National Mortgage Association Pass-Thru, Pool 735141	5.50%		01/01/2035	16,175,250
5,365,283	Federal National Mortgage Association Pass-Thru, Pool 735230	5.50%		02/01/2035	6,009,336
10,030,653	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	10,980,615
16,364,134	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	17,911,692
11,482,800	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	12,569,551
4,418,545	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	4,841,552
3,714,144	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	4,065,498
9,282,500	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	10,160,600
502,050	Federal National Mortgage Association Pass-Thru, Pool 745571	4.00%		01/01/2019	519,120
402,917	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	440,005
1,845,458	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	2,017,370
5,438,174	Federal National Mortgage Association Pass-Thru, Pool 889509	6.00%		05/01/2038	6,149,264
9,831,879	Federal National Mortgage Association Pass-Thru, Pool 889662	6.00%		06/01/2038	11,131,047
16,520,961	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	17,479,514
18,467,025	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	18,424,198
1,247,534	Federal National Mortgage Association Pass-Thru, Pool 929321	5.50%		03/01/2038	1,386,834
1,133,628	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	1,237,559
631,918	Federal National Mortgage Association Pass-Thru, Pool 961410	6.00%		01/01/2038	713,835
310,128	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	338,675
3,591,937	Federal National Mortgage Association Pass-Thru, Pool 982036	6.00%		05/01/2038	4,057,569
3,067,278	Federal National Mortgage Association Pass-Thru, Pool 985190	6.00%		08/01/2038	3,464,897
2,221,772	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	2,534,490
1,790,301	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	1,990,924
9,223,776	Federal National Mortgage Association Pass-Thru, Pool 995070	5.50%		08/01/2037	10,326,166
33,763,528	Federal National Mortgage Association Pass-Thru, Pool 995112	5.50%		07/01/2036	37,817,493
17,581,341	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	19,261,526
1,409,618	Federal National Mortgage Association Pass-Thru, Pool 995581	6.00%		01/01/2039	1,592,350
30,300,982	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	33,179,480
24,925,872	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	26,390,857
650,910	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	682,044
2,551,382	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	2,695,934
13,084,555	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	13,670,614
5,241,357	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	5,453,075
8,732,770	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	9,092,185
41,392,727	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	43,247,670
41,173,170	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	43,016,817
6,922,868	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	7,233,116
15,735,490	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	16,438,647
25,833,917	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	26,989,352
9,396,440	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	9,783,395
37,623,043	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	38,501,804
10,762,253	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	10,707,471
16,346,999	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	16,728,817
46,921,950	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	48,017,896
22,886,209	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	23,420,420
134,585,600	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	134,273,255

96,738,953	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%	11/01/2042	96,514,518
79,331,188	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%	12/01/2032	81,184,218
36,818,077	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%	02/01/2043	36,630,618
45,713,348	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%	02/01/2043	45,479,401
19,168,415	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%	02/01/2033	19,614,615
28,811,619	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%	02/01/2033	29,484,656
33,246,515	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%	03/01/2038	33,138,510
17,041,596	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%	04/01/2033	17,439,704
28,421,630	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%	04/01/2038	28,329,297
26,857,791	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%	05/01/2033	27,485,270
78,153,534	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%	05/01/2033	79,976,963
16,502,317	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%	05/01/2033	16,887,290
836,944	Federal National Mortgage Association Pass-Thru, Pool AC1032	5.00%	06/01/2040	858,159
30,564,407	Federal National Mortgage Association Pass-Thru, Pool AD0189	5.50%	02/01/2039	34,188,068
15,284,506	Federal National Mortgage Association Pass-Thru, Pool AD0500	5.50%	09/01/2036	17,125,130
1,200,289	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%	06/01/2030	1,290,917
1,478,822	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%	06/01/2040	1,617,550
1,103,634	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%	06/01/2040	1,207,521
11,504,065	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%	12/01/2040	12,133,142
1,302,364	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%	12/01/2040	1,363,276
10,753,444	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%	01/01/2041	11,199,309
2,447,812	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%	02/01/2031	2,591,622
12,501,252	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%	04/01/2026	13,164,745
522,690	Federal National Mortgage Association Pass-Thru, Pool AI8889	4.00%	08/01/2041	544,443
5,731,456	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%	09/01/2041	5,958,561
1,447,924	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%	09/01/2041	1,508,149
3,238,266	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%	09/01/2041	3,372,169
8,957,698	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%	10/01/2041	9,312,658
4,865,787	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%	10/01/2041	5,066,058
1,942,536	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%	10/01/2041	2,021,847
32,282,250	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%	11/01/2041	33,621,148
8,195,416	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%	10/01/2041	8,535,493
1,259,134	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%	11/01/2041	1,311,515
41,759,033	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%	11/01/2041	43,993,853
20,127,850	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%	12/01/2041	20,525,178
3,033,786	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%	12/01/2041	3,157,411
42,035,995	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%	01/01/2032	43,908,961
11,238,374	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%	02/01/2042	11,704,350
8,230,636	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%	02/01/2042	8,572,798
8,523,275	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%	03/01/2042	8,874,090
10,361,586	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%	03/01/2042	10,788,029
1,644,389	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%	03/01/2042	1,721,707
8,876,917	Federal National Mortgage Association Pass-Thru, Pool AL1485	6.00%	01/01/2040	10,037,344
5,504,286	Federal National Mortgage Association Pass-Thru, Pool AL1548	6.00%	07/01/2039	6,227,359
9,320,768	Federal National Mortgage Association Pass-Thru, Pool AL1554	6.00%	01/01/2040	10,540,140
18,683,168	Federal National Mortgage Association Pass-Thru, Pool AL1690	6.00%	05/01/2041	21,105,117
25,559,166	Federal National Mortgage Association Pass-Thru, Pool AL1744	6.00%	10/01/2040	28,895,767
7,264,508	Federal National Mortgage Association Pass-Thru, Pool AL1745	6.00%	03/01/2040	8,206,225
9,132,928	Federal National Mortgage Association Pass-Thru, Pool AL1793	6.00%	01/01/2041	10,324,135
94,288,928	Federal National Mortgage Association Pass-Thru, Pool AL3038	3.00%	01/01/2033	96,490,754
147,965,009	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%	06/01/2043	147,209,302
74,411,822	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%	07/01/2043	74,032,263
5,474,117	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%	04/01/2026	5,793,520
13,163,223	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%	10/01/2043	13,935,434
27,375,155	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%	09/01/2053	27,621,105
38,002,000	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%	06/01/2053	37,124,072
110,215,604	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%	04/01/2042	116,101,837
74,276,766	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%	10/01/2044	74,085,253
43,021,384	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%	02/01/2045	46,156,339
98,321,275	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%	06/01/2044	105,882,761
65,822,013	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%	03/01/2046	67,513,769
37,275,180	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%	05/01/2042	38,809,397
79,162,845	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%	09/01/2042	80,726,492
72,601,507	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%	09/01/2042	74,034,735
19,508,331	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%	12/01/2042	19,463,055
23,880,120	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%	04/01/2043	23,824,781
38,223,220	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%	03/01/2044	40,994,520
39,258,914	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%	03/01/2044	42,113,163
31,706,367	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%	05/01/2044	33,997,630
17,175,053	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%	06/01/2044	18,431,558
15,302,598	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%	07/01/2044	16,414,942
45,750,794	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%	08/01/2034	46,437,188
20,389,909	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%	10/01/2034	20,695,910
44,275,392	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%	10/01/2034	44,939,693
180,100,373	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%	12/01/2044	179,152,265
54,045,357	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%	12/01/2044	53,721,700
36,281,915	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%	01/01/2035	36,826,008
56,515,959	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%	01/01/2035	57,363,687
33,888,357	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%	01/01/2045	34,768,353
41,279,740	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%	01/01/2035	41,899,222

331,624,424	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	329,595,877
139,799,918	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	138,944,573
50,591,777	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	51,350,884
49,877,088	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	50,625,680
65,866,807	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	66,855,227
31,708,411	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	32,184,396
34,218,403	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%		05/01/2035	34,731,998
62,256,293	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	61,532,286
90,057,826	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	89,507,356
31,316,660	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	30,953,648
14,802,663	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	14,630,863
15,103,644	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	14,928,475
3,365,174	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	3,617,578
46,714	Federal National Mortgage Association Pass-Thru, Pool MA0315	4.50%		01/01/2025	46,997
12,659,876	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	13,612,783
2,765,953	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	2,974,038
182,751	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	195,463
626,109	Federal National Mortgage Association Pass-Thru, Pool MA0459	4.00%		07/01/2020	647,398
524,046	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	560,515
2,061,542	Federal National Mortgage Association Pass-Thru, Pool MA0502	4.00%		08/01/2020	2,131,636
940,247	Federal National Mortgage Association Pass-Thru, Pool MA0517	4.00%		09/01/2020	972,216
3,881,318	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	4,108,651
5,862,025	Federal National Mortgage Association Pass-Thru, Pool MA0536	4.00%		10/01/2020	6,061,339
7,161,446	Federal National Mortgage Association Pass-Thru, Pool MA0580	4.00%		11/01/2020	7,404,940
833,416	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	882,325
20,720,846	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	21,935,631
7,802,435	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	8,126,120
152,998,620	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	159,843,041
64,715,844	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	67,615,800
78,625,581	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	82,148,491
38,493,751	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	40,218,133
11,235,531	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	11,457,331
53,099,277	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	55,474,649
7,185,216	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	7,326,930
113,798,663	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	118,885,297
16,338,787	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	16,661,349
14,524,626	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	15,123,627
67,266,589	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	70,279,184
149,998,645	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	152,959,910
177,193,721	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	180,691,881
45,506,171	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	47,541,645
48,814,830	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	49,778,678
9,020,308	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	9,423,607
107,769,777	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	109,903,888
284,322,481	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	290,955,776
6,777,443	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	6,911,250
219,920,493	Federal National Mortgage Association Pass-Thru, Pool MA1275	3.00%		12/01/2032	225,051,128
30,394,733	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	31,104,211
119,741,508	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	122,536,068
73,531,662	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	75,247,522
130,288,462	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	133,327,287
16,480,883	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	16,865,487
97,882,486	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	101,803,776
37,403,235	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	38,141,923
30,751,181	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	31,358,495
59,215,267	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	61,569,883
117,824,245	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	120,151,208
112,205,076	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	110,902,090
115,338,041	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	113,998,069
24,285,884	Federal National Mortgage Association Pass-Thru, Pool MA2621	3.50%		04/01/2046	24,910,141
49,887,630	Federal National Mortgage Association Pass-Thru, Pool MA2643	3.00%		06/01/2036	50,637,208
171,890,370	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	175,285,597
10,824,347	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	11,459,817
6,707,404	Government National Mortgage Association, Pool MA251JM	3.50%		01/20/2045	6,913,597
14,700,000	Government National Mortgage Association, Series 2003-67-SP	6.12%	#I/F I/O	08/20/2033	3,393,063
7,709,733	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	8,344,786
3,696,834	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	4,163,677
2,015,604	Government National Mortgage Association, Series 2004-80-PH	5.00%		07/20/2034	2,084,209
7,891,244	Government National Mortgage Association, Series 2004-83-CS	5.10%	#I/F I/O	10/20/2034	1,231,489
2,042,144	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	2,245,529
21,872,628	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	23,896,168
908,946	Government National Mortgage Association, Series 2006-24-CX	32.79%	#I/F	05/20/2036	2,016,096
10,485,527	Government National Mortgage Association, Series 2007-26-SJ	3.71%	#I/F I/O	04/20/2037	1,055,534
6,639,471	Government National Mortgage Association, Series 2008-2-SM	5.57%	#I/F I/O	01/16/2038	1,252,306
10,941,595	Government National Mortgage Association, Series 2008-42-AI	6.76%	#I/F I/O	05/16/2038	2,928,119
4,846,135	Government National Mortgage Association, Series 2008-43-SH	5.36%	#I/F I/O	05/20/2038	824,533
5,610,607	Government National Mortgage Association, Series 2008-51-SC	5.27%	#I/F I/O	06/20/2038	840,390
3,685,702	Government National Mortgage Association, Series 2008-51-SE	5.32%	#I/F I/O	06/16/2038	628,290
2,072,936	Government National Mortgage Association, Series 2008-82-SM	5.07%	#I/F I/O	09/20/2038	305,978
3,778,577	Government National Mortgage Association, Series 2008-83-SD	5.63%	#I/F I/O	11/16/2036	665,169

15,398,656	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	16,553,626
7,499,006	Government National Mortgage Association, Series 2009-10-NS	5.72%	#I/F I/O	02/16/2039	1,368,975
3,163,024	Government National Mortgage Association, Series 2009-24-SN	5.12%	#I/F I/O	09/20/2038	341,080
8,507,001	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	9,091,788
47,695,661	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	51,392,313
6,936	Government National Mortgage Association, Series 2009-41-ZQ	4.50%		06/16/2039	7,764
4,800,351	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	5,230,455
1,254,087	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	1,327,619
4,550,048	Government National Mortgage Association, Series 2009-69-TS	5.27%	#I/F I/O	04/16/2039	600,829
7,313,735	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	7,788,068
5,876,911	Government National Mortgage Association, Series 2009-87-IG	5.76%	#I/F I/O	03/20/2037	886,053
42,634,228	Government National Mortgage Association, Series 2010-106-PS	5.07%	#I/F I/O	03/20/2040	5,464,736
11,022,153	Government National Mortgage Association, Series 2010-1-SA	4.82%	#I/F I/O	01/16/2040	1,301,378
3,526,897	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	3,812,362
99,258,732	Government National Mortgage Association, Series 2010-26-QS	5.27%	#I/F I/O	02/20/2040	16,899,196
8,448,043	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	9,330,944
8,469,504	Government National Mortgage Association, Series 2010-42-ES	4.70%	#I/F I/O	04/20/2040	1,218,339
2,659,104	Government National Mortgage Association, Series 2010-61-AS	5.57%	#I/F I/O	09/20/2039	383,913
25,846,519	Government National Mortgage Association, Series 2010-62-SB	4.77%	#I/F I/O	05/20/2040	3,896,673
9,645,471	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	10,972,905
7,833,334	Government National Mortgage Association, Series 2011-18-SN	7.54%	#I/F	12/20/2040	8,496,647
8,333,334	Government National Mortgage Association, Series 2011-18-YS	7.54%	#I/F	12/20/2040	9,039,048
6,227,483	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	6,640,693
4,046,666	Government National Mortgage Association, Series 2011-69-OC	0.00%	P/O	05/20/2041	3,537,270
36,771,197	Government National Mortgage Association, Series 2011-69-SB	4.37%	#I/F I/O	05/20/2041	4,925,373
27,117,462	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	28,916,193
13,554,736	Government National Mortgage Association, Series 2011-72-AS	4.40%	#I/F I/O	05/20/2041	1,833,937
10,325,295	Government National Mortgage Association, Series 2011-72-SK	5.17%	#I/F I/O	05/20/2041	1,818,705
7,175,195	Government National Mortgage Association, Series 2012-105-SE	5.22%	#I/F I/O	01/20/2041	593,678
15,864,170	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	16,052,817
36,023,679	Government National Mortgage Association, Series 2013-116-LS	5.17%	#I/F I/O	08/20/2043	5,914,605
34,699,562	Government National Mortgage Association, Series 2013-136-CS	5.27%	#I/F I/O	09/16/2043	5,860,999
18,437,356	Government National Mortgage Association, Series 2013-182-WZ	2.50%		12/20/2043	17,090,974
56,834,108	Government National Mortgage Association, Series 2013-182-ZW	2.50%		12/20/2043	52,683,814
25,459,068	Government National Mortgage Association, Series 2013-186-SG	5.32%	#I/F I/O	02/16/2043	3,640,430
24,246,256	Government National Mortgage Association, Series 2013-26-MS	5.27%	#I/F I/O	02/20/2043	4,210,707
48,167,151	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	48,523,944
47,663,060	Government National Mortgage Association, Series 2014-163-PS	4.62%	#I/F I/O	11/20/2044	6,946,171
49,826,612	Government National Mortgage Association, Series 2014-167-SA	4.62%	#I/F I/O	11/20/2044	7,076,351
71,949,806	Government National Mortgage Association, Series 2014-21-SE	4.57%	#I/F I/O	02/20/2044	11,267,030
41,656,739	Government National Mortgage Association, Series 2014-39-SK	5.22%	#I/F I/O	03/20/2044	6,622,418
34,902,564	Government National Mortgage Association, Series 2014-59-DS	5.32%	#I/F I/O	04/16/2044	5,749,608
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	7,745,423

Total US Government / Agency Mortgage Backed Obligations (Cost $28,181,099,214)					28,225,673,666

Short Term Investments - 7.1%
344,040,144	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	◆		344,040,144
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/19/2017	99,969,801
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/21/2017	99,966,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/24/2017	99,960,300
175,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/28/2017	174,917,400
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/08/2017	99,930,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/09/2017	99,928,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/22/2017	99,902,000
200,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/24/2017	199,796,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/25/2017	99,896,000
150,000,000	Federal Home Loan Banks	0.88%		05/24/2017	150,022,050
100,000,000	Federal Home Loan Banks	0.69%		07/26/2017	99,938,400
100,000,000	Federal Home Loan Banks	0.70%		09/01/2017	99,892,900
100,000,000	Federal Home Loan Banks	0.63%		11/01/2017	99,788,800
100,000,000	Federal Home Loan Mortgage Corporation	1.00%		06/29/2017	100,035,600
100,000,000	Federal Home Loan Mortgage Corporation	1.00%		07/28/2017	100,039,000
100,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.00%		04/21/2017	99,966,000
344,040,144	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	◆		344,040,144
344,040,144	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	◆		344,040,144
250,000,000	United States Treasury Bills	0.00%		04/27/2017	249,881,000
250,000,000	United States Treasury Bills	0.00%		05/25/2017	249,746,250
250,000,000	United States Treasury Bills	0.00%		06/15/2017	249,637,000
250,000,000	United States Treasury Bills	0.00%		07/20/2017	249,430,000

Total Short Term Investments (Cost $3,855,462,191)					3,854,762,933

Total Investments - 100.1% (Cost $54,606,740,980)					54,403,051,268
Liabilities in Excess of Other Assets - (0.1)%					(49,057,204)

NET ASSETS - 100.0%					$54,353,994,064

^   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $10,450,424,022 or 19.2% of net assets.

   µ Illiquid security. At March 31, 2017 the value of these securities amounted to $773,843,305 or 1.4% of net assets.

   # Variable rate security. Rate disclosed as of March 31, 2017.

I/O Interest only security

I/F Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

P/O Principal only security

   ◆ Seven-day yield as of March 31, 2017

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government / Agency Mortgage Backed Obligations	51.9%
Non-Agency Residential Collateralized Mortgage Obligations	22.5%
Short Term Investments	7.1%
Non-Agency Commercial Mortgage Backed Obligations	6.9%
US Government and Agency Obligations	4.8%
Collateralized Loan Obligations	4.1%
Asset Backed Obligations	2.8%
Other Assets and Liabilities	(0.1)%

100.0%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund (one of the funds constituting DoubleLine Funds Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

May 23, 2017

PricewaterhouseCoopers LLP, 601 South Figueroa, Los Angeles, CA 90017 T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/31/2017

By (Signature and Title)	/s/ Susan Nichols

Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	5/31/2017